---------------------

                DEAR INVESTOR:

                  The following annual report for the SunAmerica Series Trust details the economic and market conditions that affected your investments over the past 12 months. It was a period marked with extreme equity market volatility and slowing economic conditions around the globe. In addition to presenting the following overview of the overall market picture, the discussion portion in the back of the report provides an analysis from each investment manager regarding the performance and asset management techniques used during the year ended January 31, 2001.

                  The SunAmerica Series Trust is one of the underlying trusts for the variable annuities issued by Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. This report covers many of the annuity products offered by SunAmerica companies, but does not include all of the products. For example, this report details activity of all of the investment managers in your variable annuity with the exception of Wellington Management Company, LLP, which manages the portfolios in the Anchor Series Trust. Investors in Wellington managed portfolios will receive a separate and complete report.

                THE YEAR IN REVIEW

                U.S. Economy

                  The past year was characterized by a sharp slowdown in U.S.
                economic activity. As indicated by SunAmerica Asset Management Corp. (SAAMCo), overall economic growth decelerated throughout the year from 6% in the second quarter to 2% in the third quarter and finally to an estimated 1.5% in the fourth quarter. Despite a continuation of strong economic growth early in the period, risk factors came from rising interest rates, higher oil prices, overextended stock valuations, and stretched labor markets. First American Asset Management cites the following contributors to the economic slowdown: a decline in purchases of durable goods and exports as well as a decline in business investment in equipment and software. Alliance Capital Management cites U.S. consumers scaling back purchases while U.S. businesses simultaneously cut outlays as key reasons for the slowdown.

                  Overall, the year ended with a tighter monetary environment that took its toll on the economy and the markets, leading to slower growth and a revaluation of equities. Goldman Sachs Asset Management points out, after a brief rebound in the summer, market sentiment shifted again because of uncertainty regarding the state of corporate profits in the face of the economic slowdown, and uncertainty over the Presidential election. In an effort to avoid recession and spur economic growth, the Federal Reserve Board cut short-term interest rates from 6.50% to 5.50%-consecutive 50 basis point cuts that both occurred in the month of January.

                U.S. Stock Market

                  After a technology-led market rally that ran unabated the past several years, the U.S. equity markets reversed course in 2000. Federated notes that investors vigorously exchanged their New Economy technology and telecommunication shares for Old Economy stalwarts during the final quarter of 2000, causing value stocks to significantly outperform growth stocks for the period. Also, as reported by First American, the U.S. equity market broadened throughout the year as mid and small cap stocks outperformed larger equities. SAAMCo points out that the decline in the Nasdaq of 39.3%
                                                           ---------------------

---------------------

                for the year was its worst annual performance since the index's inception in 1971. The Dow Jones Industrial Average managed to fare better than the Nasdaq in 2000, returning -6.2%, which broke the average's nine-year streak of positive returns. Davis Selected Advisors states that investors, who had been expecting continued strength in the stock market and were accustomed to double-digit returns, were surprised by strong negative volatility in stock prices, adding to the negative momentum.

                  Technology stocks lost significant value, while utilities and health care provided strong results. SAAMCo indicated that the best performing sector in 1999, technology, delivered the worst returns in 2000 as investors reacted to reports of slower earnings and shrinking profits in the group. Technology's market weighting in the S&P 500 fell from a peak of 34% in March to 22% at the close of 2000. Morgan Stanley reports that the slowing growth in the United States caused investors to rethink growth expectations for the market as a whole and for growth stocks in particular. The reassessment of growth expectations led to a significant adjustment in multiples. In this environment, value stocks and defensive stocks outperformed the previously high-flying growth sectors.

                U.S. Bond Market

                  The anticipation of slower growth in the United States was also reflected in bond markets. Falling interest rates caused strong relative performance by fixed-income holdings. Goldman Sachs points out that during the first half of the reporting period, the overall U.S. bond market faltered as the Federal Reserve Board continued to raise interest rates to slow the accelerating economy.

                  Morgan Stanley noted that bond yields steadily declined in the latter quarters, pricing in an economic slowdown, which would eventually lead to an easing of monetary conditions by the central bank. The expectation of slower growth also caused high-quality bonds to outperform, as perceptions of credit conditions deteriorated throughout the year. SAAMCo observed that the government bond market rallied over the last calendar quarter of 2000, as signs of economic weakness became apparent and inflation remained subdued. The Federal Reserve Board ratified the market's concerns with reductions in short-term interest rates during January. This rally led the government sector to a return that outperformed all other fixed-income sectors.

                Foreign Markets

                  Economic growth in foreign markets is also slowing. Non-U.S.
                stock market performance was plagued by currency weakness for most of the year. As indicated by Putnam Investments, interest rate concerns weighed down equity markets as the U.S. Federal Reserve Board and the European Central Bank made decisive tightening moves. Equity markets also reacted negatively to growing concerns about corporate profitability in an environment of slowing global growth rates, higher oil prices, and volatile currencies. According to Morgan Stanley, Europe's growth was not perceived to be slowing as quickly as the U.S. While the Euro continued to depreciate throughout the year, Goldman Sachs observed that the rebound came as economic growth in the U.S. moderated and capital flows into dollars appeared to decline. European markets outperformed domestic stocks for the period, but world equity markets were generally quite volatile.
---------------------
    2

---------------------

                  In Japan, both the economic and investment outlook are weak.
                SAAMCo points out that inventory of capital goods is mounting, retail sales are slowing, and auto inventories are increasing. As noted by Morgan Stanley, Japan disappointed investors with weak economic growth and it remains mired in a deflationary trap. Asia fared no better than Japan, as investors abandoned the region to seek safe havens during the year. The region's growing emphasis on high-tech related production and exports also contributed to stock underperformance.

                OUTLOOK FOR 2001

                U.S. Stock and Bond Markets

                  Marsico Asset Management and Alliance Capital Management L.P.
                believe that the long-term prospects for U.S. equities remain relatively strong, and that risk of recession is not great as lower borrowing costs and supportive fiscal policy should help to cushion the downturn. Morgan Stanley sees the catalysts in place to help produce a favorable environment for growth stocks. Overall, the recent rate cuts signal that the Federal Reserve intends to be quite accommodative in monetary policy and that inflation-related concerns have subsided. MFS Investment Management feels that lower interest rates could help equities, but expects that volatility may continue as investor sentiment swings between the effects of slower growth and the benefit of lower interest rates.

                  In the bond markets, the Federal Reserve has made clear its belief that the risk of recession now outweighs the risk of inflation. SAAMCo feels that the 100 basis point cut in the Fed Funds rate year-to-date will most likely be followed by additional cuts. With the Federal Reserve on the move, credit spreads could tighten over the year, causing strong performance for fixed-income in general, and in particular for the high-yield sector.

                Global Market

                  In the global market, Alliance Capital Management sees that despite the slow down in the U.S. economy during the first half of 2001, the slowdown in foreign markets will be less pronounced and moderating growth will be a common global theme for at least the next few quarters. Putnam Investments is bullish on emerging market stocks, indicating that declining interest rates and the possibility of easier access to global capital markets will encourage the development of emerging market economies.

                  Alliance Capital predicts that European growth should move back above 3% later this year, particularly if the European Central Bank lends a hand. Alliance also noted that Japan is likely to remain in a slow growth mode for the foreseeable future due to the overhang of problems in the financial sector and the chronic weakness of private demand. Goldman Sachs indicated that foreign markets should see a mild rebound in the course of the next year.

                In Conclusion

                  While the continued slow down of the economy is expected for the first part of the year, most of your money managers see that a recession in the U.S. economy is not likely given continued support from the Federal Reserve Board. SAAMCo highlighted their forecast that earnings visibility will increase in the second half of 2001 as the economy begins to recover and multiples expand. MFS Investment Management goes
                                                           ---------------------

---------------------

                on to say that performance across various sectors of the market will be more balanced, and that it will be a great market for picking individual stocks, and fundamental bottom-up research will be rewarded. However, most of these views are predicated on an accommodative Federal Reserve Board.

                  Underscored by these economic and market analyses is the
                expertise and experience of the management firms within your variable annuity. Available to you are: multiple management firms, investment styles, and access to a wide range of asset classes and diversification options.

                  We appreciate the opportunity to help build your retirement wealth and suggest that you remember to maintain a long-term focus when investing in periods of market volatility. Don't hesitate to contact your investment representative with questions or concerns as 2001 progresses. Thank you for your continued confidence.

                Sincerely,

                /s/ JAY WINTROB

                Jay S. Wintrob
                President and Chief Executive Officer
                Anchor National Life Insurance Company and
                First SunAmerica Life Insurance Company

                March 6, 2001

                ----------------------------------

                Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks, including emerging market, are subject to additional risks, including fluctuations, political and social instability, differing securities regulations and accounting standards and limited public information. Investments that concentrate on one economic sector or geographic region are generally subject to greater volatility than more diverse investments. High-yield bonds tend to be subject to greater price swings than higher-rated bonds and, of course, payment of interest and principal is not assured. Investments in securities related to gold and other precious metals and minerals are considered speculative and are impacted by a host of worldwide economic, financial and political factors. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, is not guaranteed by the U.S. government or any other entity. Past performance is no guarantee of future results.
---------------------
    4

---------------------

    SUNAMERICA SERIES TRUST
    CASH MANAGEMENT PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 78.3%                                  AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CERTIFICATE OF DEPOSIT -- 1.3%
                       Canadian Imperial Holdings, Inc. 6.72% due 2/12/01(1) (cost
                         $4,999,929)...............................................  $ 5,000,000   $   4,999,929
                                                                                                   -------------
                       COMMERCIAL PAPER -- 50.5%
                       Amstel Funding Corp. 6.57% due 2/09/01......................    5,000,000       4,992,700
                       Amstel Funding Corp. 6.57% due 2/26/01......................    5,000,000       4,977,187
                       AT&T Corp. 5.89% due 3/08/01(1).............................    5,000,000       4,999,907
                       Atlantis One Funding Corp. 6.35% due 3/09/01................    5,000,000       4,968,250
                       Banque Et Caisse D Epargne 5.50% due 4/11/01................    5,000,000       4,949,688
                       BASF Aktiengesellschaft 6.38% due 2/28/01...................    5,000,000       4,976,075
                       Bavaria TRR Corp. 6.20% due 4/02/01.........................    5,000,000       4,948,333
                       Cargill Asia Pacific 5.85% due 2/01/01......................   14,000,000      14,000,000
                       Cingular Wireless 6.10% due 4/05/01.........................    5,000,000       4,952,312
                       Dexia CLF Finance Co. 5.47% due 4/09/01.....................    5,000,000       4,951,239
                       Eiffel Funding 5.80% due 2/01/01............................   14,000,000      14,000,000
                       Forrestal Funding Master Trust 6.52% due 3/08/01............    5,000,000       4,968,306
                       General Electric Capital Corp. 6.50% due 2/06/01............    5,000,000       4,995,486
                       Gillette Co. 5.40% due 4/20/01..............................    5,000,000       4,943,233
                       Giro Funding US Lehman 6.46% due 3/16/01....................    5,000,000       4,961,419
                       Giro Funding US Lehman 6.49% due 3/20/01....................    5,000,000       4,957,635
                       Goldman Sachs Group LP 6.45% due 2/05/01....................    5,000,000       4,996,417
                       Govco, Inc. 5.47% due 4/27/01...............................    5,000,000       4,937,312
                       Govco, Inc. 6.30% due 3/15/01...............................    5,000,000       4,963,250
                       Great Lakes Chemical Corp. 5.65% due 2/28/01................    5,000,000       4,978,812
                       Homeside Lending 6.58% due 2/13/01..........................    5,000,000       4,989,033
                       Intrepid Funding Trust 6.55% due 2/16/01....................    5,000,000       4,986,354
                       KFW International Finance, Inc. 6.10% due 4/05/01...........    5,000,000       4,953,537
                       Kittyhawk Funding 6.47% due 2/13/01.........................    5,000,000       4,989,217
                       McGraw Hill, Inc. 6.17% due 5/24/01.........................    5,000,000       4,919,578
                       Moat Funding LLC 6.51% due 2/27/01..........................    5,000,000       4,976,492
                       National Rural Utilities Corp. 6.42% due 4/23/01............    5,000,000       4,940,263
                       New York Times Co. 6.42% due 2/20/01........................    5,000,000       4,983,058
                       Nortel Networks Corp. 5.55% due 3/01/01.....................    5,000,000       4,978,417
                       SBC Communications, Inc. 6.48% due 2/06/01..................    5,000,000       4,995,500
                       Silver Tower US Funding LLC 6.50% due 2/27/01...............    5,000,000       4,976,528
                       Suez Finance Corp. 5.75% due 2/12/01........................    5,000,000       4,991,215
                       Toyota Motor Credit Corp. 6.51% due 2/09/01.................    5,000,000       4,992,767
                       Transamerica Finance Corp. 5.54% due 3/02/01................    5,000,000       4,977,686
                       Unilever Capital Corp. 6.71% due 9/07/01*...................    5,000,000       5,000,000
                       United Parcel Service, Inc. 6.36% due 2/01/01...............    7,000,000       7,000,000
                       Walt Disney Co. 6.02% due 6/01/01...........................    5,000,000       4,913,833
                                                                                                   -------------
                       TOTAL COMMERCIAL PAPER (cost $203,918,072)..................                  203,981,039
                                                                                                   -------------
                       CORPORATE SHORT-TERM NOTES -- 17.6%
                       American Express Centurion Bank 6.57% due 2/23/01(1)........    5,000,000       4,999,940
                       American Express Centurion Bank 6.68% due 8/07/01(1)........    5,000,000       5,000,000
                       American Honda Finance Corp. 6.19% due 2/08/01(1)...........    5,000,000       5,000,000
                       Bank of America Corp. 5.92% due 3/22/01(1)..................    7,000,000       7,000,000
                       Bank of America Corp. 6.15% due 4/27/01(1)..................    5,000,000       5,000,000
                       Bear Stearns Cos., Inc. 5.94% due 2/09/01(1)................    5,000,000       5,000,000
                       Bear Stearns Cos., Inc. 5.99% due 2/09/01(1)................    5,000,000       5,000,000

                                                           ---------------------


                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES (CONTINUED)                               AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES (continued)
                       CC USA, Inc. 6.77% due 5/23/01(1)...........................  $ 5,000,000   $   5,000,000
                       DaimlerChrysler North America Holdings 5.98% due
                         2/22/01(1)................................................    5,000,000       4,999,810
                       First Union National 6.17% due 5/16/01(1)...................    5,000,000       5,000,000
                       Fleet Boston Corp. 6.04% due 3/13/01(1).....................    5,000,000       4,999,603
                       Merrill Lynch & Co., Inc. 5.83% due 2/20/01(1)..............    5,000,000       5,000,000
                       Merrill Lynch & Co., Inc. 6.24% due 4/18/01(1)..............    5,000,000       5,000,000
                       National Rural Utilities Corp. 6.71% due 7/20/01(1).........    4,000,000       4,000,000
                                                                                                   -------------
                       TOTAL CORPORATE SHORT-TERM NOTES (cost $70,999,201)                            70,999,353
                                                                                                   -------------
                       FEDERAL AGENCY OBLIGATIONS -- 6.1%
                       Federal Home Loan Banks 5.89% due 7/19/01...................    5,000,000       5,000,000
                       Federal Home Loan Banks 6.03% due 6/08/01...................    5,000,000       4,906,250
                       Federal Home Loan Banks 6.09% due 3/28/01...................   10,000,000       9,906,958
                       Federal Home Loan Mortgage Corp. 6.24% due 3/15/01..........    5,000,000       4,963,629
                                                                                                   -------------
                       TOTAL FEDERAL AGENCY OBLIGATIONS (cost $24,759,404).........                   24,776,837
                                                                                                   -------------
                       MUNICIPAL BONDS -- 2.8%
                       Illinois Student Assistance Corp. 5.41% due 5/10/01(1)......    4,000,000       4,000,000
                       Illinois Student Assistance Corp. 5.47% due 9/23/01(1)......    3,000,000       3,000,000
                       Texas State General Obligation 5.70% due 2/07/01(1).........    4,445,000       4,445,000
                                                                                                   -------------
                       TOTAL MUNICIPAL BONDS (cost $11,445,000)....................                   11,445,000
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $316,121,606).............                  316,202,158
                                                                                                   -------------

                       REPURCHASE AGREEMENT -- 0.7%
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 0.7%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 5.60%, dated 01/31/01, to be repurchased
                         2/01/01 in the amount of $2,788,457 and collateralized by
                         $2,810,000 of U.S. Treasury Bonds, bearing interest at
                         6.68%, due 12/28/01 and having an approximate value of
                         $2,844,956 (cost $2,788,023)..............................    2,788,023       2,788,023
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $318,909,629)                          79.0%                          318,990,181
                       Other assets less liabilities --               21.0                            85,014,425
                                                                     ------                        -------------
                       NET ASSETS --                                 100.0%                        $ 404,004,606
                                                                     ======                        =============


              -----------------------------

               *  Resale restricted to qualified institutional buyers
              (1) Variable rate security; date shown reflects next reset date;
                  rate as of January 31, 2001

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CORPORATE BOND PORTFOLIO            INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 92.1%                                          AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.5%
                       Apparel & Textiles -- 0.3%
                       GFSI, Inc., Series B 9.63% 2007.............................  $   200,000   $     152,000
                       Glenoit Corp. 11.00% 2007(1)................................       50,000           1,000
                       Levi Strauss & Co. 11.63% 2008*.............................       50,000          51,875
                       Pillowtex Corp. 9.00% 2007(1)...............................       75,000           3,750
                       Pillowtex Corp. 10.00% 2006(1)..............................      175,000           8,750
                       Polymer Group, Inc., Series B 8.75% 2008....................      150,000         108,750
                       Polymer Group, Inc., Series B 9.00% 2007....................      250,000         186,250

                       Automotive -- 1.9%
                       Accuride Corp., Series B 9.25% 2008.........................      150,000         102,000
                       Aftermarket Technology Corp. 12.00% 2004....................      150,000         139,500
                       American Axle & Manufacturing, Inc. 9.75% 2009..............      300,000         261,750
                       Arvin Capital I 9.50% 2027..................................    1,000,000         942,860
                       Dana Corp. 6.25% 2004.......................................    1,150,000       1,030,344
                       Eagle-Picher Industries, Inc. 9.38% 2008....................      300,000         201,000
                       General Motors Corp. 9.45% 2011.............................      250,000         299,422
                       JL French Automotive Castings, Inc. Series B 11.50% 2009....      200,000         108,000
                       Lear Corp. 9.50% 2006.......................................      125,000         122,053
                       Lear Corp., Series B 8.11% 2009.............................      400,000         391,588
                       Oxford Automotive, Inc., Series D 10.13% 2007...............      200,000         130,000
                       Transportation Manufacturing Operations, Inc. 11.25%
                         2009 .....................................................      200,000          60,000

                       Housing -- 0.2%
                       American Builders & Contractors Supply Co., Inc. Series B
                         10.63% 2007...............................................       75,000          62,250
                       Formica Corp., Series B 10.88% 2009.........................      175,000          84,000
                       Juno Lighting, Inc. 11.88% 2009.............................      100,000          87,000
                       NCI Building Systems, Inc., Series B 9.25% 2009.............       75,000          72,750
                       Sleepmaster LLC, Series B 11.00% 2009.......................      150,000         126,000

                       Retail -- 6.1%
                       Boyds Collection Ltd., Series B 9.00% 2008..................       89,000          84,772
                       Buhrmann US, Inc. 12.25% 2009...............................      175,000         182,000
                       Federated Department Stores, Inc. 8.13% 2002................    1,250,000       1,287,612
                       Jitney-Jungle Stores of America, Inc. 10.38% 2007(1)........      125,000             938
                       Jostens, Inc. 12.75% 2010...................................      125,000         127,500
                       KMart Corp. 9.38% 2006......................................      100,000         100,211
                       Kroger Co. 7.25% 2009.......................................    1,950,000       2,017,796
                       May Department Stores Co. 9.88% 2021........................    1,500,000       1,583,925
                       Sealy Mattress Co., Series B zero coupon 2007(2)............      250,000         210,000
                       Sears, Roebuck & Co. 10.00% 2012............................    1,300,000       1,512,927
                       ShopKo Stores, Inc. 8.50% 2002..............................      450,000         346,500
                       ShopKo Stores, Inc. 9.25% 2022(3)...........................    1,300,000         702,000
                       Target Corp. 7.50% 2005.....................................    1,000,000       1,056,486
                       TJX Cos., Inc. 7.45% 2009...................................    2,000,000       2,021,908
                       U.S. Office Products Co. 9.75% 2008.........................      300,000          33,000
                       Wal-Mart Stores, Inc. 6.88% 2009............................      900,000         948,645
                                                                                                   -------------
                                                                                                      16,949,112
                                                                                                   -------------
                       CONSUMER STAPLES -- 2.1%
                       Food, Beverage & Tobacco -- 1.8%
                       Agrilink Foods, Inc. 11.88% 2008............................      225,000         171,000

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER STAPLES (continued)
                       Food, Beverage & Tobacco (continued)
                       Anheuser-Busch Cos., Inc. 7.00% 2005........................  $   250,000   $     255,535
                       Anheuser-Busch Cos., Inc. 7.10% 2007........................      325,000         336,671
                       Carrols Corp. 9.50% 2008....................................      150,000         124,500
                       Del Monte Foods Co., Series B zero coupon 2007(2)...........      125,000         101,250
                       Dominos, Inc., Series B 10.38% 2009.........................      200,000         194,000
                       Eagle Family Foods, Inc. 8.75% 2008.........................      250,000         150,000
                       Fred Meyer, Inc. 7.45% 2008.................................      250,000         260,793
                       Nebco Evans Holding Co. zero coupon 2007(2).................      125,000             156
                       Royster-Clark, Inc. 10.25% 2009.............................      125,000          92,500
                       Safeway, Inc. 7.25% 2004....................................    1,750,000       1,818,498
                       Volume Services America, Inc. 11.25% 2009...................      100,000          87,125
                       Household Products -- 0.3%
                       Chattem, Inc., Series B 8.88% 2008..........................      175,000         136,500
                       NBTY, Inc., Series B 8.63% 2007.............................      100,000          85,000
                       Playtex Products, Inc. 9.00% 2003...........................      200,000         196,000
                       Revlon Consumer Products Corp. 8.63% 2008...................      500,000         275,000
                                                                                                   -------------
                                                                                                       4,284,528
                                                                                                   -------------
                       EDUCATION -- 1.0%
                       Education -- 1.0%
                       Boston University, Series A 7.63% 2097......................    2,000,000       1,928,494
                                                                                                   -------------

                       ENERGY -- 6.0%
                       Energy Services -- 1.5%
                       Continental Resources, Inc. 10.25% 2008.....................      125,000         108,750
                       ISG Resources, Inc. 10.00% 2008.............................       50,000          20,500
                       NationsRent, Inc. 10.38% 2008...............................      125,000          46,250
                       Pemex Finance Ltd. 9.03% 2011...............................    2,000,000       2,119,740
                       Pride Petroleum Services, Inc. 9.38% 2007...................      175,000         181,562
                       R&B Falcon Corp. 12.25% 2006................................      250,000         307,500
                       Veritas DGC, Inc., Series C 9.75% 2003......................      250,000         255,000

                       Energy Sources -- 4.5%
                       AES Drax Energy, Ltd. 11.50% 2010*..........................      100,000         109,250
                       Coastal Corp. 9.75% 2003....................................      250,000         271,498
                       Enterprise Oil PLC 7.00% 2018...............................      750,000         716,295
                       Forest Oil Corp. 10.50% 2006................................      150,000         154,500
                       Husky Oil Co. 7.13% 2006....................................    1,350,000       1,368,752
                       Husky Oil Co. 7.55% 2016....................................    1,000,000         975,060
                       Norcen Energy Resources, Inc. 6.80% 2002....................      400,000         404,688
                       Pogo Producing Co., Series B 10.38% 2009....................      200,000         213,500
                       Sunoco., Inc. 9.00% 2024....................................    1,750,000       1,947,664
                       Tosco Corp. 8.13% 2030......................................    1,400,000       1,560,007
                       Triton Energy Ltd. 8.88% 2007...............................      200,000         204,000
                       Union Pacific Resources Group, Inc. 7.00% 2006..............      500,000         515,805
                       Utilicorp United, Inc. 7.95% 2011...........................      500,000         500,000
                                                                                                   -------------
                                                                                                      11,980,321
                                                                                                   -------------
                       FINANCE -- 22.2%
                       Banks -- 5.3%
                       ABN Amro Holdings NV 7.30% 2026.............................      500,000         487,135
                       Ahmanson (HF) & Co. 7.88% 2004..............................      750,000         781,860
                       Barclays Bank PLC 8.55% 2011*(4)............................      915,000         989,115
                       Barclays North American Capital Corp. 9.75% 2021............    1,200,000       1,269,048
                       City National Bank 6.38% 2008...............................    1,225,000       1,146,906
                       Corporacion Andina De Fomento 7.38% 2011....................    1,185,000       1,186,754

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       Den Danske Bank 7.40% 2007*(4)..............................  $   500,000   $     516,400
                       Firstbank Puerto Rico 7.63% 2005............................      750,000         740,352
                       National Bank of Canada, Series B 8.13% 2004................    1,850,000       1,952,453
                       Santander Financial Issuances, Ltd. 7.25% 2015..............    1,000,000         988,630
                       Swedbank 7.50% 2006*(4).....................................      500,000         497,393

                       Financial Services -- 11.4%
                       125 Home Loan Owner Trust, Series 1998-1A, Class B 9.26%
                         2029(3)(5)................................................    1,250,000       1,215,000
                       Alamosa Delaware, Inc. 12.50% 2011*.........................       75,000          76,125
                       Amvescap PLC 6.60% 2005.....................................    2,400,000       2,402,410
                       Caithness Coso Funding Corp., Series B 9.05% 2009...........      350,000         308,000
                       Capital One Financial Corp. 7.13% 2008......................      300,000         292,218
                       Conseco Finance Corp. 10.25% 2002...........................      570,000         532,950
                       Continental Global Group, Inc., Series B 11.00% 2007........      150,000          45,375
                       Delphi Funding LLC, Series A 9.31% 2027.....................      800,000         599,616
                       Donaldson, Lufkin & Jenrette, Inc. 6.88% 2005...............      500,000         514,435
                       Fertinitro Finance, Inc. 8.29% 2020*........................    1,005,000         699,872
                       Fidelity Investments 7.57% 2029*............................    2,200,000       2,347,554
                       Ford Credit Co. 7.38% 2009..................................    1,500,000       1,511,445
                       General Electric Capital Corp., Series A 6.65% 2002.........    1,750,000       1,782,602
                       General Motors Acceptance Corp. 6.75% 2002..................      600,000         611,346
                       GS Escrow Corp. 7.13% 2005..................................      625,000         605,587
                       Lehman Brothers Holdings, Inc., Series F 7.00% 2003.........      450,000         460,190
                       Merrill Lynch & Co., Inc. 5.50% 2029(3)(5)..................      217,145         211,954
                       Merrill Lynch & Co., Inc. 6.00% 2009........................    1,250,000       1,211,525
                       Morgan Stanley, Dean Witter & Co. 7.13% 2003................    1,500,000       1,545,585
                       Normandy Finance Ltd. 7.50% 2005*...........................    1,150,000       1,109,840
                       Regional Diversified Funding Ltd. 9.25% 2030*...............    2,500,000       2,495,037
                       Resolution Funding Corp. zero coupon 2021...................      640,000         192,192
                       Russell-Stanley Holdings, Inc. 10.88% 2009(1)...............       75,000          18,844
                       Salomon, Inc. 7.20% 2004....................................      525,000         540,445
                       Trizec Finance Ltd. 10.88% 2005.............................      200,000         196,000
                       Waddell Reed Financial, Inc. 7.50% 2006.....................    1,250,000       1,259,650

                       Insurance -- 5.5%
                       CNA Financial Corp. 6.95% 2018..............................      500,000         424,225
                       Continental Corp. 7.25% 2003................................      750,000         741,525
                       Delphi Financial Group, Inc. 8.00% 2003.....................    1,250,000       1,261,919
                       Equitable Life Assurance Society USA 7.70% 2015*............    1,000,000       1,025,950
                       Geico Corp. 9.15% 2021......................................    2,200,000       2,316,688
                       Life Re Capital Trust 8.72% 2027*...........................    1,000,000         978,990
                       Marsh & McLennan Cos., Inc. 7.13% 2009......................    1,250,000       1,279,076
                       Provident Financing Trust I, Inc. 7.41% 2038................      350,000         266,379
                       Reinsurance Group America, Inc. 7.25% 2006*.................      500,000         510,235
                       Union Central Life Insurance 8.20% 2026*(3).................    1,250,000       1,122,775
                       USF&G Capital II, Series B 8.47% 2027(3)....................      850,000         835,924
                       USF&G Capital III 8.31% 2046*...............................      250,000         239,917
                                                                                                   -------------
                                                                                                      44,345,446
                                                                                                   -------------
                       HEALTHCARE -- 1.9%
                       Health Services -- 1.6%
                       Genesis Health Ventures, Inc. 9.88% 2009(1).................      200,000          17,250
                       HCA-The Healthcare Co. 6.91% 2005...........................      300,000         294,375
                       HCA-The Healthcare Co. 8.75% 2010...........................      300,000         318,000
                       Tenet Healthcare Corp. 8.00% 2005...........................      450,000         457,875
                       Tenet Healthcare Corp., Series B 8.13% 2008.................    1,050,000       1,061,813

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Health Services (continued)
                       UnitedHealth Group, Inc. 7.50% 2005.........................  $ 1,000,000   $   1,048,290
                       Medical Products -- 0.3%
                       Conmed Corp. 9.00% 2008.....................................      200,000         180,000
                       Hanger Orthopedic Group, Inc. 11.25% 2009...................      100,000          23,000
                       Hudson Respiratory Care, Inc. 9.13% 2008....................      175,000         112,000
                       Kinetic Concepts, Inc., Series B 9.63% 2007.................      300,000         262,500
                                                                                                   -------------
                                                                                                       3,775,103
                                                                                                   -------------

                       INDUSTRIAL & COMMERCIAL -- 4.4%
                       Aerospace & Military Technology -- 0.4%
                       Fairchild Corp. 10.75% 2009.................................      225,000         169,875
                       Lockheed Martin Corp. 8.20% 2009............................      500,000         554,815

                       Business Services -- 2.7%
                       Albecca, Inc. 10.75% 2008...................................      200,000         184,000
                       Allied Waste North America, Inc., Series B 7.63% 2006.......      500,000         486,250
                       Allied Waste North America, Inc., Series B 10.00% 2009......      600,000         606,000
                       Hertz Corp. 7.00% 2028......................................      780,000         712,764
                       SITEL Corp. 9.25% 2006......................................      200,000         170,000
                       SMFC Trust 7.76% 2025(3)(5).................................      215,611         170,915
                       United Rentals, Inc., Series B 9.00% 2009...................      150,000         132,000
                       United Rentals, Inc., Series B 9.25% 2009...................      250,000         222,500
                       URS Corp., Series B 12.25% 2009.............................      125,000         127,500
                       Waste Management, Inc. 7.13% 2007...........................    1,425,000       1,405,449
                       Waste Management, Inc. 8.75% 2018...........................      850,000         892,848
                       WESCO Distribution, Inc., Series B 9.13% 2008...............      300,000         274,500

                       Electronics -- 0.0%
                       Amphenol Corp. 9.88% 2007...................................       90,000          91,800

                       Machinery -- 0.0%
                       Clark Material Handling Corp., Series D 10.75% 2006(1)......      100,000           2,000
                       Woods Equipment Co., Series B 12.00% 2009...................      100,000          25,000

                       Manufacturing -- 0.0%
                       International Utility Structures, Inc. 10.75% 2008..........       50,000          34,000

                       Multi-Industry -- 0.6%
                       Blount Inc. 13.00% 2009.....................................      150,000         124,500
                       Cabot Safety Corp. 12.50% 2005..............................      150,000         153,750
                       Fisher Scientific International, Inc 9.00% 2008.............      450,000         443,250
                       Foamex LP 13.50% 2005.......................................      150,000         100,500
                       Hexcel Corp. 9.75% 2009.....................................      125,000         115,625
                       SCG Holdings Corp. & Semiconductor Components Industries LLC
                         12.00% 2009...............................................      125,000         115,625
                       Tekni-Plex, Inc., Series B 12.75% 2010......................      100,000          94,500

                       Transportation -- 0.7%
                       Allied Holdings, Inc., Series B 8.63% 2007..................      150,000         105,000
                       Ameritruck Distribution Corp., Series B 12.25% 2005(1)......      100,000             875
                       Burlington Northern Santa Fe Railway Corp., Series 99-2
                         7.57% 2021................................................      515,410         540,423
                       Gearbulk Holdings Ltd. 11.25% 2004..........................      250,000         252,500
                       Holt Group, Inc. 9.75% 2006(1)..............................      100,000           5,000
                       Railworks Corp. 11.50% 2009.................................      150,000          54,000
                       Stena AB 8.75% 2007.........................................      275,000         231,000
                       Stena AB 10.50% 2005........................................      150,000         141,000
                                                                                                   -------------
                                                                                                       8,739,764
                                                                                                   -------------

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 12.7%
                       Broadcasting & Media -- 7.1%
                       Acme Television LLC zero coupon 2004(2).....................  $   150,000   $     141,000
                       AMFM Operating, Inc. 12.63% 2006............................       31,700          34,949
                       Big City Radio, Inc. zero coupon 2005(2)....................      150,000          67,500
                       Clear Channel Communications, Inc. 7.65% 2010...............    1,740,000       1,817,587
                       Continental Cablevision, Inc. 9.50% 2013....................    1,950,000       2,131,077
                       Cox Communications, Inc. 6.69% 2004.........................    1,305,000       1,322,983
                       Crown Castle International Corp. zero coupon 2011#(2).......      425,000         299,625
                       Crown Castle International Corp. zero coupon 2011#(2).......      250,000         177,500
                       CSC Holdings, Inc. 9.25% 2005...............................      325,000         334,750
                       CSC Holdings, Inc. 9.88% 2006...............................      100,000         104,000
                       Echostar DBS Corp. 9.38% 2009...............................      450,000         463,500
                       Fox Sports Networks LLC zero coupon 2007(2).................      250,000         227,500
                       Garden State Newspapers, Inc., Series B 8.75% 2009..........       50,000          46,313
                       Harcourt General, Inc. 6.70% 2007...........................    2,000,000       1,903,900
                       Hollinger International Publishing, Inc. 9.25% 2007.........      125,000         126,875
                       News America Holdings, Inc. 7.90% 2095......................      450,000         395,518
                       News America Holdings, Inc. 8.00% 2016......................      650,000         623,285
                       News America Holdings, Inc. 10.13% 2012.....................      750,000         810,225
                       Paramount Communications, Inc. 8.25% 2022...................    1,800,000       1,852,092
                       Pegasus Communications Corp., Series B 9.63% 2005...........      100,000          99,000
                       Pegasus Communications Corp., Series B 9.75% 2006...........      150,000         148,500
                       RCN Corp., Series B zero coupon 2007(2).....................      400,000         150,000
                       Regal Cinemas, Inc. 9.50% 2008(1)...........................      350,000          35,000
                       Sinclair Broadcast Group, Inc. 8.75% 2007...................      250,000         236,250
                       Sinclair Broadcast Group, Inc. 9.00% 2007...................      225,000         214,875
                       United International Holdings, Inc., Series B zero coupon
                         2008(2)...................................................      350,000         178,500
                       XM Satellite Radio, Inc. 14.00% 2010(5).....................      125,000          90,000
                       Ziff Davis Media, Inc. 12.00% 2010*.........................       75,000          67,500

                       Cable -- 1.5%
                       CF Cable TV, Inc. 9.13% 2007................................      500,000         549,630
                       Charter Communications Holdings, LLC. zero coupon
                         2011*(2)..................................................      400,000         240,000
                       Charter Communications Holdings, LLC. zero coupon 2011(2)...      925,000         619,750
                       Comcast Cable Communications Corp. 8.50% 2027...............      500,000         567,900
                       Diamond Cable Communications PLC zero coupon 2007(2)........      150,000         112,500
                       Diamond Holdings PLC 9.13% 2008.............................      100,000          87,500
                       Telewest Communications PLC zero coupon 2009(2).............      125,000          68,750
                       Telewest Communications PLC 11.00% 2007.....................      425,000         411,187
                       UIH Australia Pacific, Inc., Series B zero coupon 2006(2)...      200,000         150,000
                       United Pan-Europe Communications NV, Series B zero coupon
                         2009(2)...................................................      600,000         216,000
                       United Pan-Europe Communications NV, Series B zero coupon
                         2009(2)...................................................      150,000          54,000

                       Leisure & Tourism -- 4.1%
                       Advantica Restaurant Group, Inc. 11.25% 2008................      100,000          56,000
                       AMF Bowling Worldwide, Inc. zero coupon 2006(2).............      197,000          23,640
                       CKE Restaurants, Inc. 9.13% 2009............................      100,000          66,000
                       Continental Airlines, Inc., Series 974B 6.90% 2017..........      728,797         702,669
                       Continental Airlines, Inc., Series 99-2 7.73% 2011..........      282,753         286,774
                       Courtyard by Marriott II Ltd., Series B 10.75% 2008.........       50,000          50,688
                       Delta Air Lines, Inc. 7.92% 2010............................      750,000         800,745
                       Delta Air Lines, Inc. 8.30% 2029............................      650,000         555,506
                       Florida Panthers Holdings, Inc. 9.88% 2009..................      225,000         223,875
                       HMH Properties, Inc., Series B 7.88% 2008...................      450,000         439,875
                       HMH Properties, Inc., Series C 8.45% 2008...................      200,000         200,000
                       International Speedway Corp. 7.88% 2004.....................    2,250,000       2,335,797
                       Northwest Airlines Corp. 8.07% 2019.........................      600,000         652,554
                       Premier Parks, Inc. zero coupon 2008(2).....................      650,000         507,000
                       Premier Parks, Inc. 9.75% 2007..............................      250,000         253,125

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism (continued)
                       Southwest Airlines Co. 7.38% 2027...........................  $   215,000   $     212,008
                       True Temper Sports, Inc., Series B 10.88% 2008..............      125,000         124,375
                       United AirLines, Inc., Series 00-1 7.73% 2010...............      650,000         688,980
                                                                                                   -------------
                                                                                                      25,356,632
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 11.5%
                       Cellular -- 0.9%
                       Airgate PCS, Inc. zero coupon 2009(2)(5)....................      325,000         209,625
                       Alamosa PCS Holdings, Inc. zero coupon 2010(2)..............      275,000         151,938
                       Millicom International Cellular SA zero coupon 2006(2)......      300,000         264,000
                       Telesystem International Wireless, Inc., Series B zero
                         coupon 2007(2)............................................      300,000         126,000
                       Triton PCS, Inc. zero coupon 2008(2)........................      250,000         201,250
                       Triton PCS, Inc. 9.38% 2011*................................      175,000         175,437
                       Voicestream Wireless Corp. zero coupon 2009(2)..............      575,000         454,250
                       Winstar Communications, Inc. zero coupon 2010(2)............      372,000         148,800
                       Winstar Communications, Inc. 12.75% 2010....................      127,000          97,790

                       Communication Equipment -- 0.0%
                       Rhythms NetConnections, Inc., Series B 14.00% 2010..........      100,000          27,000

                       Computers & Business Equipment -- 0.8%
                       Anteon Corp. 12.00% 2009....................................      125,000         113,750
                       Dell Computer Corp. 7.10% 2028..............................    1,600,000       1,405,168

                       Computer Services -- 1.1%
                       UNISYS Corp. 11.75% 2004....................................    2,050,000       2,188,375

                       Electronics -- 0.2%
                       Flextronics International Ltd. 9.88% 2010*..................       50,000          53,000
                       Metromedia Fiber Network, Inc. 10.00% 2009..................      250,000         232,500

                       Internet Software -- 0.0%
                       PSINet, Inc. 11.00% 2009....................................      150,000          42,000
                       PSINet, Inc. 11.50% 2008....................................      100,000          28,000
                       PSINet, Inc., Series B 10.00% 2005..........................      200,000          55,000

                       Telecommunications -- 8.5%
                       Adaptec, Inc. 4.75% 2004....................................    1,050,000         870,240
                       American Tower Corp. 9.38% 2009*............................       75,000          75,844
                       Anixter, Inc. 8.00% 2003....................................    1,300,000       1,284,374
                       Asia Global Crossing Ltd. 13.38% 2010.......................      100,000         100,250
                       CenturyTel, Inc., Series H 8.38% 2010.......................    1,760,000       1,857,891
                       Dolphin Telecom PLC, Series B zero coupon 2009(2)...........      200,000          19,000
                       Echostar Broadband Corp. 10.38% 2007*.......................      100,000         104,500
                       Fairchild Semiconductor Corp. 10.50% 2009*..................       75,000          76,312
                       Fairchild Semiconductor International, Inc. 10.38% 2007.....      125,000         126,250
                       Global Crossing Holdings Ltd. 9.50% 2009....................      725,000         735,875
                       Golden Sky DBS, Inc., Series B zero coupon 2007(2)..........      125,000          80,000
                       Hermes Europe Railtel BV 11.50% 2007........................      350,000         164,500
                       Intermedia Communications, Inc. zero coupon 2006(2).........      175,000         161,000
                       Intermedia Communications, Inc., Series B zero coupon
                         2007(2)...................................................      275,000         218,625
                       Intermedia Communications, Inc., Series B 8.60% 2008........      200,000         182,000
                       LCI International, Inc. 7.25% 2007..........................      650,000         671,001
                       Level 3 Communications, Inc. zero coupon 2008(2)............      400,000         254,000
                       Level 3 Communications, Inc. 9.13% 2008.....................      675,000         602,437
                       McLeodUSA, Inc. zero coupon 2007(2).........................      350,000         309,750
                       McLeodUSA, Inc. 8.13% 2009..................................      175,000         162,750
                       McLeodUSA, Inc. 8.38% 2008..................................      100,000          93,000
                       Metronet Communications Corp. 10.63% 2008...................     1,100,00       1,189,375

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Metronet Communications Corp. 12.00% 2007...................  $   500,000   $     549,375
                       NATG Holdings LLC/Orius Capital Corp., Series B 12.75%
                         2010......................................................      175,000         166,250
                       Nextel Communications, Inc. zero coupon 2008(2).............      500,000         382,500
                       Nextel Communications, Inc. 9.38% 2009......................      725,000         714,125
                       Nextel International, Inc. zero coupon 2008(2)..............       75,000          42,750
                       NTL Communications Corp., Series B zero coupon 2008(2)......      475,000         289,750
                       NTL, Inc. zero coupon 2006(2)...............................      250,000         240,000
                       NTL, Inc., Series B zero coupon 2008(2).....................      525,000         320,250
                       Orion Network Systems, Inc. 11.25% 2007.....................      200,000          84,000
                       Qwest Communications International, Inc. zero coupon
                         2007(2)...................................................      100,000          94,731
                       Qwest Communications International, Inc., Series B zero
                         coupon 2008(2)............................................       50,000          46,125
                       Rogers Cantel, Inc. 8.80% 2007..............................       75,000          75,188
                       Spectrasite Holdings, Inc., Series B zero coupon 2010(2)....      200,000         120,000
                       Sprint Capital Corp. 6.38% 2009.............................    1,000,000         934,370
                       Telecom de Puerto Rico, Inc. 6.65% 2006.....................    2,000,000       1,947,850
                       Telecommunications Techniques LLC 9.75% 2008................      375,000         300,000
                       Teligent, Inc. 11.50% 2007..................................      175,000          31,500
                       Teligent, Inc., Series B zero coupon 2008(2)................      200,000          18,000
                       Tritel PCS, Inc. zero coupon 2009(2)........................      325,000         234,000
                       Tritel PCS, Inc. 10.38% 2011*...............................       75,000          75,938
                       Viatel, Inc. zero coupon 2008(2)............................      450,000          58,500
                       Viatel, Inc. 11.50% 2009....................................      100,000          29,000
                       Xo Communications, Inc. zero coupon 2009(2).................      900,000         526,500
                       Xo Communications, Inc. 10.75% 2009.........................      350,000         324,625
                                                                                                   -------------
                                                                                                      22,918,184
                                                                                                   -------------
                       MATERIALS -- 7.2%
                       Chemicals -- 0.8%
                       General Chemical Industrial Products, Inc. 10.63% 2009......      100,000          41,000
                       Huntsman Corp. 9.50% 2007*..................................      175,000         117,250
                       Huntsman ICI Chemicals LLC 10.13% 2009......................      100,000         103,000
                       ISP Holdings, Inc., Series B 9.00% 2003.....................       75,000          64,875
                       Lyondell Chemical Co. 10.88% 2009...........................      525,000         526,313
                       Reliance Industries Ltd. 8.25% 2027*........................      500,000         498,804
                       Texas Petrochemicals Corp. 11.13% 2006......................      125,000          98,750
                       United Industries Corp. 9.88% 2009..........................       75,000          45,000

                       Forest Products -- 2.4%
                       Amscan Holdings, Inc. 9.88% 2007............................      175,000         127,750
                       Buckeye Technologies, Inc. 9.25% 2008.......................      125,000         124,062
                       Donohue Forest Products, Inc. 7.63% 2007....................    1,150,000       1,182,834
                       Fort James Corp. 6.23% 2011(4)..............................      600,000         598,974
                       Huntsman Packaging Corp. 13.00% 2010........................      100,000          55,000
                       Owens-Illinois, Inc. 7.15% 2005.............................      400,000         326,000
                       Pope & Talbot, Inc. 8.38% 2013..............................      250,000         235,000
                       Quno Corp. 9.13% 2005.......................................    1,500,000       1,598,190
                       Stone Container Corp. 9.75% 2011*...........................      225,000         229,500
                       Stone Container Corp. 11.50% 2004...........................      225,000         232,875
                       Stone Container Corp. 12.25% 2002...........................       20,000          20,075

                       Metals & Minerals -- 4.0%
                       AEI Resources, Inc. 10.50% 2005*(1).........................      200,000          17,000
                       AEI Resources, Inc. 11.50% 2006*(1).........................      150,000           3,000
                       Barrick Gold Corp. 7.50% 2007...............................    1,807,000       1,846,917
                       Euramax International Ltd. 11.25% 2006......................      225,000         159,750
                       Inco Ltd. 9.60% 2022(5).....................................    1,460,000       1,487,105
                       Metals USA, Inc. 8.63% 2008.................................      125,000          91,250
                       MMI Products, Inc., Series B 11.25% 2007....................      150,000         150,000

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Metals & Minerals (continued)
                       Neenah Corp., Series B 11.13% 2007..........................  $   150,000   $      93,000
                       Neenah Corp., Series F 11.13% 2007..........................       75,000          46,500
                       Noranda, Inc. 8.13% 2004....................................    1,250,000       1,284,887
                       Placer Dome, Inc., Series B 8.50% 2045......................    1,870,000       1,622,318
                       Republic Technologies International LLC 13.75% 2009(5)......      150,000          15,750
                       Ryerson Tull, Inc. 9.13% 2006...............................      100,000         109,500
                       Santa Fe Pacific Gold Corp. 8.38% 2005......................      225,000         232,659
                       Sterling Chemicals, Inc. 11.75% 2006........................      150,000          88,500
                       Unifrax Corp. 10.50% 2003...................................      150,000         130,688
                       USX Marathon Corp. 9.38% 2022...............................      550,000         638,726
                                                                                                   -------------
                                                                                                      14,242,802
                                                                                                   -------------
                       MUNICIPAL BONDS -- 0.4%
                       Municipal Bonds -- 0.4%
                       Atlanta & Fulton County Georgia Recreation Authority 7.00%
                         2028......................................................      500,000         496,900
                       McKeesport Pennsylvania 7.30% 2020..........................      250,000         256,915
                                                                                                   -------------
                                                                                                         753,815
                                                                                                   -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.1%
                       Foreign Government -- 0.1%
                       Republic of Colombia 7.25% 2003.............................      250,000         238,125
                                                                                                   -------------
                       REAL ESTATE -- 2.2%
                       Real Estate Companies -- 1.0%
                       EOP Operating LP 7.38% 2003.................................      800,000         824,600
                       Susa Partnership LP 7.50% 2027(3)...........................    1,050,000         847,875
                       Susa Partnership LP 8.20% 2017..............................      250,000         240,075

                       Real Estate Investment Trusts -- 1.2%
                       Apache Finance Property, Ltd. 7.00% 2009....................      550,000         559,906
                       Meristar Hospitality Corp. 9.00% 2008*......................       50,000          50,500
                       Meristar Hospitality Corp. 9.13% 2011*......................      125,000         126,875
                       Price REIT, Inc. 7.50% 2006.................................      750,000         787,687
                       Sun Communities Operating LP 6.77% 2005.....................      900,000         865,089
                                                                                                   -------------
                                                                                                       4,302,607
                                                                                                   -------------
                       U.S. GOVERNMENT & AGENCIES -- 7.3%
                       U.S. Government & Agencies -- 7.3%
                       Federal Home Loan Mortgage Corp. 6.38% 2003.................    2,500,000       2,579,300
                       Federal Home Loan Mortgage Corp. 8.29% 2009.................      500,000         509,455
                       Federal National Mortgage Association 7.25% 2010............    1,000,000       1,097,810
                       United States Treasury Bonds 6.25% 2030.....................      800,000         881,624
                       United States Treasury Bonds 6.38% 2027.....................      682,000         751,162
                       United States Treasury Bonds 6.88% 2025.....................    2,000,000       2,325,320
                       United States Treasury Bonds 9.88% 2015.....................    1,000,000       1,440,160
                       United States Treasury Notes 7.00% 2006.....................    4,500,000       4,927,500
                                                                                                   -------------
                                                                                                      14,512,331
                                                                                                   -------------
                       UTILITIES -- 4.6%
                       Electric Utilities -- 3.6%
                       Edison Mission Holdings Co., Series B 8.73% 2026............    1,200,000       1,170,804
                       El Paso Electric Co. 9.40% 2011.............................      225,000         247,173
                       Enersis SA 7.40% 2016.......................................      600,000         536,970
                       Israel Electric Corp. Ltd. 7.75% 2009*......................      500,000         505,919
                       Israel Electric Corp. Ltd. 7.88% 2026*......................    1,250,000       1,130,650
                       Israel Electric Corp. Ltd. 8.25% 2009*......................    1,650,000       1,699,384

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Electric Utilities (continued)
                       Kansas City Power & Light Co. 7.13% 2005....................  $ 1,000,000   $   1,016,880
                       Niagara Mohawk Power Corp., Series H zero coupon 2010(2)....       50,000          43,283
                       Southern California Edison Co. 7.20% 2003...................       75,000          58,500
                       Tenaga Nasional Berhad 7.50% 2096*..........................    1,000,000         748,750

                       Gas & Pipeline Utilities -- 0.9%
                       Yosemite Security Trust I 8.25% 2004*(5)....................    1,850,000       1,925,989

                       Telephone -- 0.1%
                       Call-Net Enterprises, Inc. zero coupon 2007(2)..............      250,000          55,000
                       Call-Net Enterprises, Inc. zero coupon 2008(2)..............      175,000          43,750
                       Call-Net Enterprises, Inc. zero coupon 2009(2)..............      375,000          82,500
                                                                                                   -------------
                                                                                                       9,265,552
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $192,447,543).....................                  183,592,816
                                                                                                   -------------

                       PREFERRED STOCK -- 3.2%                                         SHARES
                       -----------------------------------------------------------------------------------------
                       CONSUMER STAPLES -- 0.0%
                       Food, Beverage & Tobacco -- 0.0%
                       Nebco Evans Holding Co. 11.25%(3)(6)........................          421              53
                                                                                                   -------------
                       FINANCE -- 1.9%
                       Financial Services -- 1.9%
                       Citigroup, Inc., Series F 6.37%.............................       42,000       1,974,000
                       Lehman Brothers Holdings, Inc., Series D 5.67%..............       30,000       1,200,000
                       TCI Communications Financing I 10.00%.......................       20,000         508,200
                       TCI Communications Financing II 8.72%.......................        4,535         112,286
                                                                                                   -------------
                                                                                                       3,794,486
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 0.3%
                       Broadcasting & Media -- 0.3%
                       Pegasus Communications Corp., Series A 12.75%(6)............          157         156,215
                       Primedia, Inc., Series D 10.00%.............................        1,500         127,500
                       Primedia, Inc., Series F 9.20%..............................        3,000         243,000
                       Sinclair Broadcast Group, Inc. 11.65%(6)....................        1,000          92,000
                                                                                                   -------------
                                                                                                         618,715
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.1%
                       Telecommunications -- 0.1%
                       Benedek Communications Corp. 11.50%(6)......................           75          36,000
                       Nextel Communications, Inc., Series E 11.13%(6).............           64          57,280
                                                                                                   -------------
                                                                                                          93,280
                                                                                                   -------------
                       REAL ESTATE -- 0.9%
                       Real Estate Investment Trusts -- 0.9%
                       Highwood Properties, Inc., Series A 8.63%...................        1,000         845,625
                       Prologis Trust, Series C 8.54%..............................       20,000         895,000
                                                                                                   -------------
                                                                                                       1,740,625
                                                                                                   -------------
                       TOTAL PREFERRED STOCK (cost $6,762,105).....................                    6,247,159
                                                                                                   -------------

                                                           ---------------------


                       WARRANTS -- 0.0%+                                              WARRANTS         VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.0%
                       Retail -- 0.0%
                       Jostens, Inc. 5/01/10(3)....................................          125   $       2,500
                                                                                                   -------------
                       ENERGY -- 0.0%
                       Energy Services -- 0.0%
                       R&B Falcon Corp. 5/01/09(5).................................          100          47,000
                                                                                                   -------------
                       FINANCE -- 0.0%
                       Financial Services -- 0.0%
                       Olympic Financial Ltd. 3/15/07(3)...........................        1,300               0
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       Australis Holdings Property Ltd. 10/31/01*(3)...............           50               1
                       XM Satellite Radio, Inc. 3/15/10............................          125           5,000

                       Cable -- 0.0%
                       UIH Australia Pacific, Inc. 5/15/06(3)......................          100             100
                                                                                                   -------------
                                                                                                           5,101
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications -- 0.0%
                       Metricom, Inc. 2/15/10(3)...................................          100              12
                       Metronet Communications, Inc. 8/15/07*......................           50           5,245
                                                                                                   -------------
                                                                                                           5,257
                                                                                                   -------------
                       MATERIALS -- 0.0%
                       Forest Products -- 0.0%
                       Huntsman Packaging Corp. 6/01/10............................          100             812

                       Metals & Minerals -- 0.0%
                       Republic Technologies International, Inc. 7/15/09...........          150               2
                                                                                                   -------------
                                                                                                             814
                                                                                                   -------------
                       TOTAL WARRANTS (cost $86,006)...............................                       60,672
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $199,295,654).............                  189,900,647
                                                                                                   -------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 2.9%                                   AMOUNT
                       -----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 2.7%
                       Continental Bank NA, Series XW 12.50% due 4/01/01(5)........  $   300,000         303,225
                       Federated Department Stores, Inc. 10.00% due 2/15/01........    1,250,000       1,251,110
                       Ford Capital BV 9.38% due 5/15/01...........................      600,000         606,102
                       Ford Capital BV 9.50% due 7/01/01...........................      200,000         203,092
                       Ford Motor Credit Co. 6.88% due 6/05/01.....................      550,000         551,760
                       Fort James Corp. 8.38% due 11/15/01.........................      250,000         252,757
                       General Motors Acceptance Corp. 5.63% due 2/05/01...........      300,000         300,000
                       Lucent Technologies, Inc. 6.90% due 7/15/01.................      375,000         374,628
                       Paramount Communications, Inc. 7.50% due 1/15/02............      400,000         404,800
                       Tanger Properties Ltd. 8.75% due 3/11/01....................       85,000          85,087
                       Viacom International, Inc. 10.25% due 9/15/01...............      400,000         411,340
                       Waste Management, Inc. 6.13% due 7/15/01....................      650,000         646,447
                                                                                                   -------------
                                                                                                       5,390,348
                                                                                                   -------------

---------------------


                                                                                      PRINCIPAL
                                    SHORT-TERM SECURITIES (CONTINUED)                  AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 0.2%
                       Euro Time Deposit with State Street Bank & Trust Co. 3.00%
                         due 2/01/01...............................................  $   484,000   $     484,000
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $5,868,660)...............                    5,874,348
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $205,164,314)                                98.2%                    195,774,995
                       Other assets less liabilities --                     1.8                        3,559,431
                                                                           ------                  -------------
                       NET ASSETS--                                        100.0%                  $ 199,334,426
                                                                           ======                  =============

              -----------------------------

               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
               # Security represents an investment in an affiliated company
              (1) Bond in default
              (2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (3) Fair valued security; See Note 2
              (4) Variable rate security; rate as of January 31, 2001
              (5) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants
              (6) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL BOND PORTFOLIO               INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                       (DENOMINATED IN
                       FOREIGN BONDS & NOTES -- 70.1%                                  LOCAL CURRENCY)        VALUE
                       ------------------------------------------------------------------------------------------------
                       AUSTRIA -- 0.6%
                       Oesterreich Kontrollbank 1.80% 2010.........................   JPY   100,000,000   $     891,845
                                                                                                          -------------
                       BELGIUM -- 3.7%
                       Kingdom of Belgium 4.75% 2005...............................           1,200,000       1,117,758
                       Kingdom of Belgium 5.50% 2028...............................           3,200,000       2,899,807
                       Kingdom of Belgium 6.50% 2005...............................           1,100,000       1,092,419
                                                                                                          -------------
                                                                                                              5,109,984
                                                                                                          -------------
                       CANADA -- 2.9%
                       GMAC Canada Ltd. 6.50% 2004.................................    GBP      800,000       1,163,511
                       Government of Canada 5.50% 2009.............................           3,600,000       2,417,496
                       North America Capital Corp. 8.25% 2003......................    GBP      300,000         455,557
                                                                                                          -------------
                                                                                                              4,036,564
                                                                                                          -------------
                       CAYMAN ISLAND -- 0.9%
                       BSCH Issuances Ltd. 7.63% 2009..............................    USD      600,000         624,552
                       Santander Financial Issuances Ltd. 7.88% 2005...............    USD      600,000         630,294
                                                                                                          -------------
                                                                                                              1,254,846
                                                                                                          -------------
                       FRANCE -- 5.1%
                       Government of France 3.50% 2004.............................           1,500,000       1,350,764
                       Government of France 5.50% 2010.............................           1,000,000         971,045
                       Government of France 5.50% 2029.............................           1,800,000       1,688,368
                       Government of France 6.50% 2006.............................           2,200,000       2,230,490
                       Natexis Banques Populaires 7.00% 2005.......................    USD      800,000         817,671
                                                                                                          -------------
                                                                                                              7,058,338
                                                                                                          -------------
                       GERMANY -- 3.2%
                       Deutschland Republic 4.50% 2009.............................           2,400,000       2,188,818
                       Deutschland Republic 5.25% 2010.............................           2,300,000       2,214,868
                                                                                                          -------------
                                                                                                              4,403,686
                                                                                                          -------------
                       ITALY -- 7.2%
                       Republic of Italy 4.75% 2003................................           2,500,000       2,339,370
                       Republic of Italy 4.75% 2005................................           1,200,000       1,119,474
                       Republic of Italy 5.13% 2003................................   JPY   100,000,000         957,915
                       Republic of Italy 5.25% 2029................................           1,400,000       1,217,636
                       Republic of Italy 6.50% 2027................................           1,600,000       1,647,200
                       Republic of Italy 6.75% 2007................................           2,700,000       2,766,829
                                                                                                          -------------
                                                                                                             10,048,424
                                                                                                          -------------
                       JAPAN -- 16.3%
                       Government of Japan zero coupon 2008........................          90,000,000         753,505
                       Government of Japan 1.20% 2005..............................       1,150,000,000      10,063,797
                       Government of Japan 1.50% 2019..............................          50,000,000         399,534
                       Government of Japan 2.10% 2008..............................         590,000,000       5,388,687
                       Government of Japan 2.40% 2030..............................         180,000,000       1,567,789
                       Government of Japan 2.50% 2020..............................          60,000,000         563,371
                       Inter-American Development Bank 1.90% 2009..................         450,000,000       4,064,248
                                                                                                          -------------
                                                                                                             22,800,931
                                                                                                          -------------

---------------------

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                       (DENOMINATED IN
                       FOREIGN BONDS & NOTES (CONTINUED)                               LOCAL CURRENCY)        VALUE
                       ------------------------------------------------------------------------------------------------
                       LUXEMBOURG -- 2.1%
                       European Investment Bank 2.13% 2007.........................   JPY   100,000,000   $     922,020
                       European Investment Bank 5.38% 2008.........................    USD    1,400,000       1,351,140
                       Tyco International Group SA 6.13% 2007......................             720,000         680,241
                                                                                                          -------------
                                                                                                              2,953,401
                                                                                                          -------------
                       NETHERLANDS -- 5.5%
                       Imperial Tobacco Overseas BV 7.13% 2009.....................    USD      800,000         784,160
                       Kingdom of Netherlands 6.00% 2006...........................           6,300,000       6,192,818
                       Tecnost International NV 6.58% 2009.........................             700,000         628,305
                                                                                                          -------------
                                                                                                              7,605,283
                                                                                                          -------------
                       NEW ZEALAND -- 2.1%
                       New Zealand Government 8.00% 2006...........................           6,100,000       2,973,246
                                                                                                          -------------
                       NORWAY -- 0.5%
                       Sparebanken Rogaland 9.20% 2004*............................    USD      700,000         736,330
                                                                                                          -------------
                       PHILIPPINES -- 1.2%
                       Asian Development Bank 5.82% 2028...........................    USD    1,700,000       1,642,661
                                                                                                          -------------
                       SPAIN -- 4.2%
                       Kingdom of Spain 4.00% 2010.................................           6,300,000       5,421,748
                       Kingdom of Spain 4.95% 2005.................................             500,000         469,340
                                                                                                          -------------
                                                                                                              5,891,088
                                                                                                          -------------
                       SWEDEN -- 1.1%
                       Kingdom of Sweden 3.50% 2006................................          16,000,000       1,596,469
                                                                                                          -------------
                       UNITED KINGDOM -- 13.5%
                       Abbey National Treasury Services PLC 8.00% 2003.............             700,000       1,069,871
                       BAT International Finance PLC 4.88% 2009....................    EUR      900,000         756,707
                       British Telecom PLC 6.13% 2006..............................    EUR      800,000         748,673
                       Cable & Wireless PLC 6.50% 2003.............................    USD      700,000         709,766
                       Eastern Electric PLC 8.38% 2004.............................             400,000         616,345
                       Lehman Brothers Holdings, Inc. PLC 6.95% 2004...............             800,000       1,183,505
                       Midland Bank PLC 8.63% 2004.................................    USD    1,300,000       1,400,750
                       Royal Bank of Scotland PLC 5.25% 2008.......................    DEM    1,200,000         550,737
                       Standard Chartered Bank PLC 5.38% 2009......................    EUR      700,000         614,097
                       United Kingdom Treasury 6.00% 2028..........................             700,000       1,286,018
                       United Kingdom Treasury 7.25% 2007..........................             170,000         280,093
                       United Kingdom Treasury 8.00% 2021..........................             900,000       1,918,504
                       United Kingdom Treasury 8.50% 2005..........................           4,000,000       6,693,315
                       United Kingdom Treasury 9.00% 2012..........................             300,000         600,741
                       United Utilities PLC 6.45% 2008.............................    USD      400,000         375,288
                                                                                                          -------------
                                                                                                             18,804,410
                                                                                                          -------------
                       TOTAL FOREIGN BONDS & NOTES (cost $97,963,854)..............                          97,807,506
                                                                                                          -------------

                       DOMESTIC BONDS & NOTES -- 25.2%
                       ------------------------------------------------------------------------------------------------
                       CORPORATE BONDS -- 11.1%
                       Ameritech Capital Funding Corp. 5.88% 2003..................             800,000         802,240
                       Associates Corp. NA 5.80% 2004..............................           1,200,000       1,199,532
                       Bank of America Corp. 7.40% 2011............................             500,000         520,580
                       Citicorp 5.50% 2010.........................................    DEM    1,400,000         642,339
                       Citigroup, Inc. 6.75% 2005..................................           1,000,000       1,030,490

                                                           ---------------------

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                       (DENOMINATED IN
                       DOMESTIC BONDS & NOTES (CONTINUED)                              LOCAL CURRENCY)        VALUE
                       ------------------------------------------------------------------------------------------------
                       CORPORATE BONDS (continued)
                       Clear Channel Communications, Inc. 6.50% 2005*..............    EUR      800,000   $     750,386
                       Countrywide Home Loan 5.25% 2005............................    DEM    1,200,000         554,164
                       Ford Motor Credit Co. 6.88% 2006............................           1,200,000       1,202,352
                       Ford Motor Credit Co. 7.60% 2005............................           1,300,000       1,365,065
                       General Motors Acceptance Corp. 6.75% 2006..................           1,200,000       1,213,560
                       GMAC Swift Trust 5.00% 2005*................................    EUR    1,100,000       1,011,667
                       Household Finance Corp. 8.00% 2010..........................           1,400,000       1,512,840
                       I.B.R.D. (the World Bank) 5.50% 2013........................             400,000         383,332
                       KFW International Finance, Inc. 7.63% 2003..................    GBP    1,000,000       1,536,747
                       Osprey Trust 6.38% 2003.....................................    EUR      800,000         757,164
                       Simon Debartolo Property Group, Inc. 7.13% 2005.............             300,000         300,939
                       Viacom, Inc. 6.40% 2006.....................................             700,000         705,110
                                                                                                          -------------
                                                                                                             15,488,507
                                                                                                          -------------
                       U.S. GOVERNMENT -- 14.1%
                       United States Treasury Bonds 6.25% 2030@....................           3,100,000       3,416,293
                       United States Treasury Bonds 7.50% 2024.....................           3,100,000       3,848,371
                       United States Treasury Bonds 8.13% 2019.....................           4,600,000       5,921,764
                       United States Treasury Notes 3.63% 2008(1)..................           1,400,919       1,416,679
                       United States Treasury Notes 6.00% 2009.....................           3,500,000       3,700,165
                       United States Treasury Notes 7.00% 2006.....................           1,200,000       1,314,000
                                                                                                          -------------
                                                                                                             19,617,272
                                                                                                          -------------
                       TOTAL DOMESTIC BONDS & NOTES (cost $34,901,178).............                          35,105,779
                                                                                                          -------------
                       TOTAL INVESTMENT SECURITIES (cost $132,865,032).............                         132,913,285
                                                                                                          -------------

                       SHORT-TERM SECURITIES -- 0.5%
                       ------------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 0.5%
                       Euro Time Deposit with State Street Bank & Trust Co.
                         5.69% due 2/01/01@ (cost $777,000)........................            $777,000         777,000
                                                                                                          -------------
                       TOTAL INVESTMENTS -- (cost
                         $133,642,032)                       95.8%                                          133,690,285
                       Other assets less liabilities --       4.2                                             5,837,434
                                                            ------                                        -------------
                       NET ASSETS --                        100.0%                                        $ 139,527,719
                                                            ======                                        =============

              -----------------------------
               *  Resale restricted to qualified institutional buyers
              (1) U.S. Treasury Inflation Protection Security
               @ The security or a portion thereof represents collateral for the following open futures contracts:

                       OPEN FUTURES CONTRACTS
                       -------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                       NUMBER OF                               EXPIRATION   VALUE AT     VALUE AS OF       APPRECIATION/
                       CONTRACTS          DESCRIPTION             DATE     TRADE DATE   JANUARY 31, 2001   DEPRECIATION
                       -------------------------------------------------------------------------------------------------
                       5 Short     U.S. Treasury 10 Year Note  March 2001  $  525,600      $  526,094         $  (494)
                       3 Long      JPN 10 Year Bond            March 2001   3,474,225       3,533,129          58,904
                                                                                                              -------
                                   Net Unrealized Appreciation..........................................      $58,410
                                                                                                              =======

---------------------

                                    OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       -----------------------------------------------------------------
                            CONTRACT               IN         DELIVERY  GROSS UNREALIZED
                           TO DELIVER         EXCHANGE FOR      DATE      APPRECIATION
                       -----------------------------------------------------------------
                       EUR         945,000  NOK    7,814,408  03/12/01    $     2,859
                       EUR         956,000  NOK    7,881,264  03/12/01            168
                       EUR       1,251,930  USD    1,167,688  03/28/01            830
                       EUR*      1,828,000  CHF    2,807,442  02/15/01          8,725
                       EUR       1,828,812  USD    1,720,839  03/28/01         16,301
                       EUR       1,864,000  USD    1,737,714  03/28/01            379
                       EUR*     46,433,572  USD   43,834,685  03/28/01        556,431
                       GBP          91,000  USD      133,662  03/08/01            696
                       GBP         437,926  USD      642,880  03/08/01          2,999
                       JPY      90,352,153  USD      826,500  02/23/01         47,680
                       JPY      90,578,531  USD      826,500  02/23/01         45,729
                       JPY      94,596,429  USD      849,000  02/23/01         33,596
                       JPY*     99,382,774  EUR      941,000  02/23/01         19,834
                       JPY     179,192,542  USD    1,649,000  02/23/01        104,392
                       JPY     180,808,446  USD    1,653,000  02/23/01         94,463
                       JPY     186,265,310  USD    1,674,000  02/23/01         68,426
                       JPY*  3,598,315,279  USD   33,751,187  02/23/01      2,734,346
                       USD          86,922  DKK      697,722  04/26/01            184
                       USD*         96,713  NZD      244,111  02/16/01         11,335
                       USD*        512,479  EUR      556,070  03/28/01          5,805
                       USD         828,060  CHF    1,466,204  02/15/01         65,589
                       USD*      1,736,000  CAD    2,605,267  03/14/01          1,838
                       USD*      1,739,818  EUR    1,868,000  03/28/01          1,245
                       USD*      1,740,054  EUR    1,873,000  03/28/01          5,669
                                                                          ------------
                                                                            3,829,519
                                                                          ------------
                                                                        GROSS UNREALIZED
                                                                          DEPRECIATION
                       -----------------------------------------------------------------
                       AUD       3,200,000  USD    1,738,720  04/20/01        (14,879)
                       CAD*      3,578,403  USD    2,364,432  03/14/01        (22,534)
                       CHF*      2,822,341  EUR    1,828,000  02/15/01        (17,806)
                       EUR       1,896,000  USD    1,744,889  03/28/01        (22,272)
                       EUR       3,792,000  USD    3,479,160  03/28/01        (55,161)
                       GBP      11,155,802  USD   16,151,705  03/08/01       (148,738)
                       JPY     287,871,000  USD    2,456,342  02/23/01        (25,055)
                       NZD*      6,669,516  USD    2,635,593  02/16/01       (316,449)
                       SEK       8,516,813  EUR      956,000  03/12/01         (5,733)
                       SEK      14,722,853  USD    1,525,036  03/12/01        (24,722)
                       USD*        389,501  EUR      416,054  03/28/01         (1,720)
                       USD*        414,375  JPY   44,997,000  02/23/01        (26,509)
                       USD*        791,679  EUR      848,003  03/28/01         (1,300)
                       USD         895,112  CHF    1,464,063  02/15/01         (2,768)
                       USD*      1,143,538  EUR    1,214,559  03/28/01        (11,512)
                       USD*      1,649,000  JPY  178,053,083  02/23/01       (114,214)
                       USD*      1,665,000  JPY  181,628,190  02/23/01        (99,397)
                       USD*      2,901,187  EUR    3,076,322  03/28/01        (33,911)
                       USD*      3,472,000  JPY  400,748,656  02/23/01        (17,618)
                       USD*      5,954,196  JPY  651,389,000  02/23/01       (339,338)
                                                                          ------------
                                                                           (1,301,636)
                                                                          ------------
                             Net Unrealized Appreciation..............    $ 2,527,883
                                                                          ============

              -----------------------------

              * Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

                       AUD  --   Australian Dollar  EUR  --   Euro             NZD  --   New Zealand Dollar
                       CAD  --   Canadian Dollar    GBP  --   Pound Sterling   SEK  --   Swedish Krona
                       CHF  --   Swiss Franc        JPY  --   Japanese Yen     USD  --   United States Dollar
                       DKK  --   Danish Krone       NOK  --   Norwegian Krone

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    HIGH-YIELD BOND PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 87.1%                                           AMOUNT         VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 2.3%
                       Apparel & Textiles -- 2.3%
                       Phillips Van Heusen Corp. 7.75% 2023........................   $2,000,000   $   1,640,000
                       Polymer Group, Inc., Series B 8.75% 2008....................    4,835,000       3,505,375
                       Polymer Group, Inc., Series B 9.00% 2007....................    2,445,000       1,821,525
                                                                                                   -------------
                                                                                                       6,966,900
                                                                                                   -------------
                       CONSUMER STAPLES -- 1.7%
                       Household Products -- 1.7%
                       Evenflo Co., Inc., Series B 11.75% 2006.....................    6,400,000       4,992,000
                                                                                                   -------------
                       ENERGY -- 11.0%
                       Energy Services -- 7.0%
                       Gulfmark Offshore, Inc. 8.75% 2008..........................    4,400,000       4,323,000
                       Key Energy Services, Inc., Series B 14.00% 2009.............    2,503,000       2,922,253
                       R&B Falcon Corp. 6.95% 2008.................................    1,000,000         975,000
                       R&B Falcon Corp. 12.25% 2006................................    2,870,000       3,530,100
                       R&B Falcon Corp., Series B 6.75% 2005.......................    1,000,000         970,000
                       Statia Terminals International, Series B 11.75% 2003........    8,175,000       8,338,500

                       Energy Sources -- 4.0%
                       P&L Coal Holdings Corp., Series B 8.88% 2008................    6,150,000       6,380,625
                       Triton Energy Ltd. 9.25% 2005...............................    1,175,000       1,197,031
                       Western Gas Resources, Inc. 10.00% 2009.....................    4,150,000       4,378,250
                                                                                                   -------------
                                                                                                      33,014,759
                                                                                                   -------------
                       FINANCE -- 3.1%
                       Banks -- 1.0%
                       Bankunited Capital Trust 10.25% 2026(1).....................    2,000,000       1,700,000
                       Western Financial Savings Bank 8.88% 2007...................    1,500,000       1,406,250

                       Financial Services -- 2.1%
                       Alamosa Delaware, Inc. 12.50% 2011*.........................    2,000,000       2,030,000
                       Labranche & Co. 12.00% 2007.................................    3,750,000       4,087,500
                                                                                                   -------------
                                                                                                       9,223,750
                                                                                                   -------------
                       HEALTHCARE -- 5.6%
                       Health Services -- 5.6%
                       Fresenius Medical Care Capital Trust I 9.00% 2006...........    5,675,000       5,731,750
                       Fresenius Medical Care Capital Trust II 7.88% 2008..........    2,250,000       2,182,500
                       Tenet Healthcare Corp. 8.00% 2005...........................    6,700,000       6,817,250
                       Tenet Healthcare Corp. 8.63% 2003...........................    2,000,000       2,052,500
                                                                                                   -------------
                                                                                                      16,784,000
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 6.5%
                       Business Services -- 4.8%
                       Allied Waste North America, Inc. 8.88% 2008*................    1,000,000       1,010,000
                       Allied Waste North America, Inc., Series B 7.63% 2006.......    6,500,000       6,305,000
                       Browning Ferris Industries, Inc. 7.88% 2005.................    1,950,000       1,900,470
                       Earthwatch, Inc. zero coupon 2007(2)........................    2,750,000       2,007,500
                       Pentacon, Inc., Series B 12.25% 2009........................    5,750,000       3,105,000

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT         VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Manufacturing -- 1.7%
                       Filtronic PLC 10.00% 2005...................................   $4,000,000   $   3,080,000
                       International Utility Structures, Inc. 10.75% 2008..........    3,000,000       2,040,000
                                                                                                   -------------
                                                                                                      19,447,970
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 27.8%
                       Broadcasting & Media -- 8.4%
                       Big City Radio, Inc. zero coupon 2005(2)....................    4,250,000       1,955,000
                       Callahan Nordrhein Westfalen zero coupon 2010*(2)...........    2,750,000       1,292,500
                       CD Radio, Inc. zero coupon 2007(2)(3).......................    2,500,000       1,075,000
                       Central European Media Enterprises Ltd. 9.38% 2004(4).......    6,195,000       1,548,750
                       Chancellor Media Corp. 8.00% 2008...........................    3,425,000       3,489,219
                       Chancellor Media Corp., Series B 8.75% 2007.................    1,400,000       1,442,000
                       Orion Network Systems, Inc. zero coupon 2007(2).............    7,100,000       2,023,500
                       Radio One, Inc., Series B 12.00% 2004.......................    2,200,000       2,296,250
                       Shop At Home, Inc. 11.00% 2005..............................    5,000,000       4,856,250
                       United GlobalCom, Inc. zero coupon 2008(2)..................    8,975,000       4,532,375
                       XM Satellite Radio, Inc. 14.00% 2010........................    1,000,000         720,000

                       Cable -- 12.5%
                       Adelphia Communications Corp. 8.13% 2003....................    7,520,000       7,256,800
                       Australis Holdings Property Ltd. 15.00% 2002(1)(4)..........    1,000,000          20,000
                       Charter Communications Holdings LLC 10.75% 2009*............    1,500,000       1,567,500
                       Comcast UK Cable Partners Ltd. 11.20% 2007..................    2,125,000       1,997,500
                       Diamond Cable Communications PLC 11.75% 2005................    1,500,000       1,473,750
                       Diamond Cable Communications PLC 13.25% 2004................    2,100,000       2,100,000
                       Diamond Holdings PLC 9.13% 2008.............................    2,575,000       2,253,125
                       Echostar Communications Corp. 4.88% 2007....................    1,625,000       1,518,237
                       Echostar DBS Corp. 9.25% 2006...............................    8,200,000       8,364,000
                       Mediacom LLC/Capital Corp., Series B 8.50% 2008.............    2,500,000       2,406,250
                       Park N View, Inc., Series B 13.00% 2008(4)..................    3,875,000         155,000
                       Telewest Communications PLC zero coupon 2009(2).............    1,000,000         585,000
                       Telewest Communications PLC zero coupon 2010(2).............    1,250,000         709,375
                       Telewest Communications PLC 11.25% 2008.....................    3,000,000       3,007,500
                       UIH Australia Pacific, Inc., Series B zero coupon 2006(2)...    5,650,000       3,757,250

                       Gaming -- 4.4%
                       Circus Circus Enterprises, Inc. 6.45% 2006..................      700,000         645,708
                       Circus Circus Enterprises, Inc. 6.75% 2003..................    1,500,000       1,413,750
                       Mandalay Resort Group 10.25% 2007...........................    1,000,000       1,025,000
                       MGM Grand, Inc. 6.95% 2005..................................    7,755,000       7,635,418
                       Station Casinos, Inc. 9.88% 2010............................    2,500,000       2,600,000

                       Leisure & Tourism -- 2.5%
                       Felcor Lodging LP 9.50% 2008*...............................    2,000,000       2,047,500
                       Felcor Suites Hotels, Inc. 7.38% 2004.......................    1,500,000       1,444,320
                       HMH Properties, Inc., Series A 7.88% 2005...................    3,500,000       3,456,250
                       ITT Corp. 6.75% 2005........................................      500,000         486,310
                                                                                                   -------------
                                                                                                      83,156,387
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 21.6%
                       Cellular -- 5.6%
                       Airgate PCS, Inc. zero coupon 2009(2)(3)....................    2,700,000       1,741,500
                       Alamosa PCS Holdings, Inc. zero coupon 2010(2)..............    2,500,000       1,387,500
                       Celcaribe SA 14.50% 2004*...................................    2,390,000       1,434,000
                       Horizon PCS, Inc. zero coupon 2010*(2)......................    2,000,000         980,000
                       Leap Wireless International, Inc. zero coupon 2010(2).......   10,000,000       2,800,000
                       McCaw International Ltd. zero coupon 2007(2)................    6,500,000       4,420,000
                       Occidente Y Caribe Celular SA, Series B zero coupon
                         2004(2)...................................................    3,000,000       2,355,000

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Cellular (continued)
                       Paging Network Do Brasil SA 13.50% 2005(4)..................   $1,594,000   $     215,190
                       US Unwired, Inc., Series B zero coupon 2009(2)..............    2,400,000       1,338,000

                       Electronics -- 0.6%
                       Conexant Systems, Inc. 4.00% 2007...........................    2,750,000       1,660,450

                       Internet Software -- 0.4%
                       PSINet, Inc. 11.50% 2008....................................    3,950,000       1,106,000

                       Telecommunications -- 15.0%
                       AMSC Acquisition Co., Inc., Series B 12.25% 2008............    2,750,000       1,347,500
                       Asia Global Crossing Ltd. 13.38% 2010.......................    2,000,000       2,005,000
                       At Home Corp. 4.75% 2006....................................    2,250,000       1,324,687
                       E.spire Communications, Inc. 13.00% 2005....................    2,025,000         577,125
                       Flag Ltd. 8.25% 2008........................................    2,250,000       2,025,000
                       Flag Telecom Holdings Ltd. 11.63% 2010......................    1,200,000       1,080,000
                       Frontier Corp. 6.00% 2003...................................    2,000,000       1,914,204
                       Global Crossing Holdings Ltd. 9.13% 2006....................    4,075,000       4,141,219
                       Globix Corp. 12.50% 2010....................................    6,475,000       2,978,500
                       GT Group Telecom, Inc. zero coupon 2010(2)..................    3,650,000       1,806,750
                       ICG Services, Inc. zero coupon 2008(2)......................    3,250,000         195,000
                       Intermedia Communications, Inc. 8.88% 2007..................    3,000,000       2,760,000
                       MGC Communications, Inc. 13.00% 2010........................    4,300,000       2,537,000
                       Midcom Communications, Inc. 8.25% 2003(1)(4)................      550,000               0
                       Nextel Partners, Inc. 11.00% 2010...........................    3,200,000       3,208,500
                       North Point Communications Group, Inc. 12.88% 2010(4).......    1,000,000         130,000
                       NTL, Inc. 5.75% 2009*.......................................    2,250,000       1,454,063
                       NTL, Inc., Series B zero coupon 2008(2).....................    3,900,000       2,398,500
                       Orbcomm Global LP, Series B 14.00% 2004(4)..................    2,250,000         101,250
                       Poland Telecom Finance BV, Series B 14.00% 2007(1)(4).......    1,000,000          30,000
                       Primus Telecommunications, Inc. 12.75% 2009.................    4,175,000       1,670,000
                       SBA Communications Corp. 10.25% 2009*.......................    1,000,000       1,010,000
                       Spectrasite Holdings, Inc. zero coupon 2009(2)..............    3,500,000       2,240,000
                       Telehub Communications Corp. zero coupon 2005(2)............    2,000,000         160,000
                       Tritel PCS, Inc. zero coupon 2009(2)........................      500,000         360,000
                       Tritel PCS, Inc. 10.38% 2011*...............................    1,000,000       1,005,000
                       Worldwide Fiber, Inc. 12.00% 2009...........................    1,000,000         850,000
                       Worldwide Fiber, Inc. 12.50% 2005...........................    5,400,000       5,022,000
                       Xo Communications, Inc. zero coupon 2009(2).................    2,000,000       1,100,000
                                                                                                   -------------
                                                                                                      64,868,938
                                                                                                   -------------
                       MATERIALS -- 6.1%
                       Chemicals -- 0.9%
                       Hercules, Inc. 11.13% 2007*.................................      500,000         477,500
                       Huntsman Corp. 9.45% 2007*(5)...............................    3,500,000       2,345,000

                       Forest Products -- 1.4%
                       Ainsworth Lumber Ltd. 12.50% 2007(6)........................    5,100,000       4,131,000

                       Metals & Minerals -- 3.8%
                       Acme Metals, Inc. 12.50% 2002(4)............................    1,727,000       1,295,250
                       Armco, Inc. 8.88% 2008......................................    6,900,000       6,348,000
                       Kaiser Aluminum & Chemical Corp. 9.88% 2002.................      500,000         486,250
                       Kaiser Aluminum & Chemical Corp. 12.75% 2003................    1,274,000         980,980
                       Metal Management, Inc. 10.00% 2008(4).......................    4,000,000          20,000
                       Schuff Steel Co. 10.50% 2008................................    3,000,000       2,130,000
                                                                                                   -------------
                                                                                                      18,213,980
                                                                                                   -------------

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT         VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES -- 1.4%
                       Electric Utilities -- 1.4%
                       AES Corp. 8.75% 2002........................................   $4,150,000   $   4,264,125
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $309,258,996).....................                  260,932,809
                                                                                                   -------------

                       COMMON STOCK -- 0.2%                                             SHARES
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 0.1%
                       Transportation -- 0.1%
                       Frontline Ltd.+.............................................       25,410         305,073
                                                                                                   -------------

                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Gaming -- 0.0%
                       Capital Gaming International, Inc.+*(1).....................          103               1
                                                                                                   -------------

                       INFORMATION TECHNOLOGY -- 0.1%
                       Cellular -- 0.0%
                       International Wireless Communications Holdings, Inc.+*(1)...      181,292          18,129
                       Paging Network Do Brazil Holdings Co. LLC, Class B+*(1).....        1,594              16

                       Telecommunications -- 0.1%
                       Mpower Communications Corp.+................................       18,564         162,435
                                                                                                   -------------
                                                                                                         180,580
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $3,498,252)........................                      485,654
                                                                                                   -------------

                       PREFERRED STOCK -- 7.9%
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 0.0%
                       Business Services -- 0.0%
                       Earthwatch, Inc., Series C 8.50%*(1)(6).....................      152,265           1,523
                                                                                                   -------------

                       INFORMATION & ENTERTAINMENT -- 3.3%
                       Broadcasting & Media -- 3.3%
                       CSC Holdings, Inc. Series M 11.13%(6).......................       90,795       9,987,434
                                                                                                   -------------

                       INFORMATION TECHNOLOGY -- 4.6%
                       Telecommunications -- 4.6%
                       Broadwing Communications, Inc., Series B 12.50%.............        7,200       7,416,000
                       Global Crossing Ltd. 6.75%..................................        6,500       1,261,812
                       Global Crossing Ltd. 7.00%*.................................        4,000         632,000
                       Mpower Communications Corp., Series D 7.25%.................       20,400         312,375
                       Nextel Communications, Inc., Series E 11.13%(6).............        4,513       4,039,135
                                                                                                   -------------
                                                                                                      13,661,322
                                                                                                   -------------
                       TOTAL PREFERRED STOCK (cost $23,562,077)....................                   23,650,279
                                                                                                   -------------

                       WARRANTS -- 0.1%+                                               WARRANTS
                       -----------------------------------------------------------------------------------------
                       ENERGY -- 0.1%
                       Energy Services -- 0.1%
                       Key Energy Services, Inc. 1/15/09*..........................        3,000         270,375
                                                                                                   -------------

                                                           ---------------------


                       WARRANTS (CONTINUED)                                            WARRANTS        VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       XM Satellite Radio, Inc. 3/15/10*...........................        1,000   $      40,000

                       Cable -- 0.0%
                       Knology, Inc. 10/22/07*(1)..................................        6,000              60
                       Park N View, Inc.*(1).......................................        3,875               0
                       UIH Australia Pacific, Inc. 5/15/06*(1).....................        1,000          30,000
                                                                                                   -------------
                                                                                                          70,060
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Cellular -- 0.0%
                       Leap Wireless International, Inc. 4/15/10*..................        3,700           7,400
                       Leap Wireless International, Inc. 4/15/10*..................        3,500          14,000
                       Occidente Y Caribe Celular SA 3/15/04*(1)...................        9,000              90

                       Telecommunications -- 0.0%
                       GT Group Telecom, Inc. 2/01/10*.............................        3,650              37
                       KMC Telecom Holdings, Inc. 4/15/08*(1)......................        4,650              46
                       Motient Corp. 4/01/08*......................................        2,750          27,500
                       Poland Telecom Finance BV 12/01/07*(1)......................        1,000              10
                       Telehub Communications Corp. 7/31/05*(1)....................        2,000              20
                                                                                                   -------------
                                                                                                          49,103
                                                                                                   -------------
                       TOTAL WARRANTS (cost $977,703)..............................                      389,538
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $337,297,028).............                  285,458,280
                                                                                                   -------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.9%                                    AMOUNT
                       -----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 0.9%
                       Centennial Communications Corp. 8.88% due 11/01/01..........   $  461,000         488,660
                       Vialog Corp. 12.75% due 11/15/01............................    2,500,000       2,328,125
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $2,916,100)...............                    2,816,785
                                                                                                   -------------

                       REPURCHASE AGREEMENT -- 1.5%
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 1.5%
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3) (cost $4,488,000)........................    4,488,000       4,488,000
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $344,701,128)                         97.7%                           292,763,065
                       Other assets less liabilities --               2.3                              6,770,574
                                                                    ------                         -------------
                       NET ASSETS --                                100.0%                         $ 299,533,639
                                                                    ======                         =============

              -----------------------------

               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
              (1) Fair valued security; See Note 2
              (2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (3) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants
              (4) Bond in default
              (5) Variable rate security; rate as of January 31, 2001
              (6) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash

              See Notes to Financial Statements
---------------------

---------------------

    SUNAMERICA SERIES TRUST
    WORLDWIDE HIGH INCOME
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                (DENOMINATED IN
                       BONDS & NOTES -- 87.4%                                                   LOCAL CURRENCY)       VALUE
                       --------------------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 4.1%
                       Automotive -- 1.3%
                       Hayes Lemmerz International, Inc., Series B 8.25% 2008......                1,750,000      $   1,155,000
                       Lear Corp., Series B 7.96% 2005.............................                  195,000            193,851
                       Lear Corp., Series B 8.11% 2009.............................                  105,000            102,792
                       Tenneco Automotive, Inc., Series B 11.63% 2009..............                   70,000             38,150
                       Housing -- 1.7%
                       Centex Corp. 9.75% 2005.....................................                  450,000            467,415
                       Crown Cork & Seal Finance PLC 7.00% 2006....................                  350,000            234,500
                       D.R. Horton, Inc. 8.00% 2009................................                  365,000            351,312
                       Lennar Corp. 9.95% 2010.....................................                  370,000            392,200
                       Toll Brothers Inc. 8.25% 2011...............................                  560,000            559,922
                       Retail -- 1.1%
                       HMV Media Group PLC, Series B 10.88% 2008...................    GBP           350,000            263,444
                       Musicland Group, Inc. 9.00% 2003............................                  135,000            134,663
                       Musicland Group, Inc., Series B 9.88% 2008..................                  890,000            890,000
                                                                                                                  -------------
                                                                                                                      4,783,249
                                                                                                                  -------------
                       ENERGY -- 2.9%
                       Energy Sources -- 2.9%
                       Husky Oil Ltd. 8.90% 2008...................................                  950,000            963,418
                       Nuevo Energy Co. 9.38% 2010*................................                  345,000            343,275
                       Oil Purchase Co. 7.10% 2002*................................                   83,344             80,625
                       Pemex Project 9.13% 2010*...................................                  550,000            554,125
                       Petroleos Mexicanos 9.50% 2027..............................                  650,000            680,875
                       Vintage Petroleum, Inc. 8.63% 2009..........................                  450,000            459,000
                       Vintage Petroleum, Inc. 9.75% 2009..........................                  290,000            313,200
                                                                                                                  -------------
                                                                                                                      3,394,518
                                                                                                                  -------------
                       FINANCE -- 3.9%
                       Banks -- 0.5%
                       Banco Nacional de Desenvolvimento 11.71% 2008(3)*...........                  550,000            549,296
                       Financial Services -- 3.0%
                       Aircraft Lease Portfolio Securitization, Series 96-1, Class
                         D 12.75% 2006.............................................                  300,925            282,873
                       California FM Lease Trust 8.50% 2017*.......................                  434,416            446,715
                       Cellco Finance NV 15.00% 2005...............................                  370,000            366,300
                       Dillon Read Structured Finance Corp., Series 1993, Class A-1
                         6.66% 2010................................................                   76,305             63,889
                       Dillon Read Structured Finance Corp., Series 1994, Class A-1
                         7.60% 2007................................................                  211,552            176,646
                       Dillon Read Structured Finance Corp., Series 1994, Class A-2
                         8.38% 2015................................................                  625,000            462,500
                       FMAC Loan Receivables Trust, Series 1996-B, Class C 7.93%
                         2018*.....................................................                  145,832             36,458
                       Ford Credit Co. 7.38% 2009..................................                  250,000            251,907
                       OHA Auto Grantor Trust, Series 1997, Class A 11.00% 2004....                  572,889            547,165
                       Paiton Energy Funding BV 9.34% 2014*........................                  550,000            165,000

                                                           ---------------------

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                                LOCAL CURRENCY)       VALUE
                       --------------------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       PTC International Finance II SA 11.25% 2009.................    EUR           650,000      $     620,279
                       Securitized Multiple Asset, Series 1997-5, Class A1 7.72%
                         2005......................................................                  496,340             99,268

                       Insurance -- 0.4%
                       Anthem Insurance Cos, Inc. 9.13% 2010*......................                  465,000            449,804
                                                                                                                  -------------
                                                                                                                      4,518,100
                                                                                                                  -------------
                       HEALTHCARE -- 3.6%
                       Health Services -- 3.6%
                       Columbia/HCA Healthcare Corp. 7.69% 2025....................                1,030,000            921,850
                       Fresenius Medical Care Capital Trust II 7.88% 2008..........                1,175,000          1,139,750
                       HCA-The Healthcare Co. 8.75% 2010...........................                  600,000            636,000
                       Tenet Healthcare Corp. 8.63% 2007...........................                  700,000            719,250
                       Tenet Healthcare Corp., Series B 8.13% 2008.................                  850,000            859,563
                                                                                                                  -------------
                                                                                                                      4,276,413
                                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 2.7%
                       Aerospace & Military Technology -- 0.3%
                       Jet Equipment Trust, Series C1 11.79% 2013*.................                  300,000            328,565

                       Business Services -- 1.7%
                       USA Waste Services, Inc. 7.13% 2017.........................                  125,000            115,212
                       Waste Management, Inc. 6.88% 2009...........................                  235,000            228,091
                       Waste Management, Inc. 7.13% 2007...........................                1,120,000          1,109,483
                       Waste Management, Inc. 7.65% 2011...........................                   80,000             80,532
                       WMX Technologies, Inc. 7.00% 2006...........................                  450,000            450,756

                       Machinery -- 0.3%
                       Actuant Finance Corp. 13.00% 2009...........................                  325,000            325,000

                       Multi-Industry -- 0.4%
                       Nortek, Inc., Series B 8.88% 2008...........................                  550,000            528,000
                                                                                                                  -------------
                                                                                                                      3,165,639
                                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 11.1%
                       Broadcasting & Media -- 6.8%
                       Adelphia Communications Corp., Series B 7.75% 2009..........                2,375,000          2,125,625
                       Adelphia Communications Corp., Series B 8.38% 2008..........                  300,000            279,000
                       Adelphia Communications Corp., Series B 9.88% 2007..........                  240,000            238,800
                       British Sky Broadcasting Group 8.20% 2009...................                  455,000            457,239
                       Cablevision SA 13.75% 2009..................................                   50,000             38,386
                       Callahan Nordrhein Westfalen 14.00% 2010*...................                  700,000            698,250
                       Charter Communications Holdings 10.25% 2010.................                  650,000            672,750
                       Echostar DBS Corp. 9.38% 2009...............................                  600,000            616,500
                       Globalstar LP 11.38% 2004...................................                  425,000             40,375
                       Multicanal SA 13.13% 2009...................................                  485,000            426,800
                       RCN Corp., Series B zero coupon 2007(1).....................                1,760,000            660,000
                       Telewest Communications PLC zero coupon 2009*(1)............    GBP           400,000            306,926
                       TV Azteca SA 10.50% 2007....................................                  400,000            397,000
                       United Pan-Europe Communications NV, Series B 10.88% 2009...                  745,000            581,100
                       XM Satellite Radio, Inc. 14.00% 2010(2).....................                  500,000            360,000

                       Leisure & Tourism -- 4.3%
                       Hilton Hotels Corp. 7.95% 2007..............................                  740,000            739,216
                       HMH Properties, Inc., Series A 7.88% 2005...................                  215,000            212,312
                       Horseshoe Gaming LLC, Series B 8.63% 2009...................                1,625,000          1,600,625
                       Host Marriot LP, Series E 8.38% 2006........................                  110,000            110,550
                       International Game Technology 8.38% 2009....................                  620,000            630,850
                       Park Place Entertainment Corp. 8.50% 2006...................                  250,000            258,355

---------------------

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                (DENOMINATED IN
                        BONDS & NOTES (CONTINUED)                                               LOCAL CURRENCY)       VALUE
                       --------------------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism (continued)
                       Station Casinos, Inc. 8.88% 2008............................                1,005,000      $     994,950
                       Station Casinos, Inc. 9.75% 2007............................                  160,000            164,800
                       Station Casinos, Inc. 10.13% 2006...........................                  355,000            367,425
                                                                                                                  -------------
                                                                                                                     12,977,834
                                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 24.2%
                       Cellular -- 4.3%
                       Centennial Cellular Operating Co. 10.75% 2008...............                1,050,000          1,050,000
                       Occidente Y Caribe Celular SA, Series B zero coupon
                         2004(1)...................................................                1,100,000            863,500
                       Winstar Communications, Inc. zero coupon 2010(1)............                7,950,000          3,100,500

                       Communication Equipment -- 0.1%
                       Rhythms NetConnections, Inc., Series B 14.00% 2010..........                  400,000            108,000

                       Computer Software -- 0.3%
                       Wam!Net, Inc., Series A zero coupon 2005(1)(2)..............                1,050,000            417,375

                       Electronics -- 0.6%
                       Hyundai Semiconductor 8.63% 2007*...........................                  900,000            677,124

                       Internet Software -- 1.4%
                       Exodus Communications Inc. 11.63% 2010......................                1,015,000            999,775
                       PSINet, Inc. 11.00% 2009....................................                1,125,000            315,000
                       PSINet, Inc., Series B 10.00% 2005..........................                1,410,000            387,750

                       Telecommunications -- 17.5%
                       AMSC Acquisition Co., Inc., Series B 12.25% 2008............                  565,000            276,850
                       Bayan Telecommunications 15.00% 2006*.......................                1,075,000            215,000
                       Colt Telecom Group PLC 7.63% 2008...........................    DEM         1,450,000            621,197
                       CTI Holdings SA zero coupon 2008(1).........................                  685,000            383,600
                       Dolphin Telecom PLC zero coupon 2008(1).....................                  850,000            102,000
                       Dolphin Telecom PLC, Series B zero coupon 2009(1)...........                  550,000             44,000
                       Espirit Telecom Group PLC 10.88% 2008(4)....................                  400,000             16,000
                       Focal Communications Corp. 11.88% 2010......................                1,175,000          1,039,875
                       Focal Communications, Corp. zero coupon 2008(1).............                  700,000            420,000
                       Global Crossing Holdings Ltd. 8.70% 2007....................                1,100,000          1,094,500
                       Global Crossing Holdings Ltd. 9.63% 2008....................                1,050,000          1,057,875
                       Globix Corp. 12.50% 2010....................................                  570,000            262,200
                       Grupo Iusacell SA de C.V. 14.25% 2006.......................                  250,000            272,500
                       GT Group Telecom, Inc. zero coupon 2010(1)(2)...............                  700,000            346,500
                       Hermes Europe Railtel BV 10.38% 2009........................                  525,000            246,750
                       Hermes Europe Railtel BV 11.50% 2007........................                  490,000            230,300
                       Intermedia Communications, Inc. 8.50% 2008..................                  625,000            575,000
                       Intermedia Communications, Inc., Series B zero coupon
                         2007(1)...................................................                1,200,000            954,000
                       Intermedia Communications, Inc., Series B 8.60% 2008........                  200,000            182,000
                       Level 3 Communications, Inc. 9.13% 2008.....................                1,525,000          1,361,062
                       Lucent Technologies, Inc. 6.45% 2029........................                  350,000            255,678
                       Maxcom Telecomunicaciones Sa 13.75% 2007(2).................                  425,000            208,250
                       McLeod Inc. 11.38% 2009.....................................                  470,000            493,500
                       Netia Holdings II BV 13.13% 2009............................                  300,000            261,000
                       Netia Holdings II BV 13.50% 2009............................    EUR         1,050,000            909,121
                       Nextel Communications, Inc. zero coupon 2008(1).............                  425,000            325,125
                       Nextel Communications, Inc. zero coupon 2007(1).............                3,200,000          2,656,000
                       NTL, Inc., Series B zero coupon 2008(1).....................                  550,000            335,500
                       NTL, Inc. zero coupon 2008(1)...............................    GBP           750,000            652,217
                       Primus Telecommunications Group, Inc. 11.25% 2009...........                  475,000            190,000
                       Primus Telecommunications Group, Inc., Series B 9.88%
                         2008......................................................                  415,000            174,300
                       Primus Telecommunications, Inc. 12.75% 2009.................                  230,000             96,600
                       RCN Corp., Series B zero coupon 2008(1).....................                  750,000            240,000

                                                           ---------------------

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                                LOCAL CURRENCY)       VALUE
                       --------------------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Rhythms NetConnections, Inc., Series B zero coupon
                         2008(1)...................................................                1,700,000      $     229,500
                       RSL Communications Ltd. 12.25% 2006.........................                  198,000              5,940
                       RSL Communications PLC zero coupon 2008(1)..................                  275,000              8,250
                       RSL Communications PLC zero coupon 2008(1)..................    DEM         1,650,000             31,417
                       RSL Communications PLC 9.13% 2008...........................                1,065,000             31,950
                       Tele1 Europe BV 12.38% 2008.................................    EUR           175,000            162,925
                       Tele1 Europe BV 13.00% 2009*................................    EUR           490,000            458,471
                       Telekom Malaysia Global 8.00% 2010*.........................                  750,000            770,625
                       TM Global, Inc. 8.00% 2010..................................                  100,000            102,750
                       Viatel, Inc. zero coupon 2008(1)............................                1,310,000            170,300
                       Xo Communications, Inc. zero coupon 2008(1).................                1,800,000          1,125,000
                       Xo Communications, Inc. 10.75% 2008.........................                  675,000            624,375
                       Xo Communications, Inc. 10.75% 2009.........................                  300,000            277,500
                                                                                                                  -------------
                                                                                                                     28,416,527
                                                                                                                  -------------
                       MATERIALS -- 5.0%
                       Chemicals -- 2.4%
                       Huntsman ICI Chemicals LLC 10.13% 2009......................                1,500,000          1,541,875
                       Lyondell Chemical Co., Series A 9.63% 2007..................                1,240,000          1,264,800

                       Forest Products -- 1.7%
                       Indah Kiat International Finance Co. BV 11.88% 2002.........                  200,000            124,000
                       Owens-Illinois, Inc. 7.35% 2008.............................                  215,000            159,100
                       Owens-Illinois, Inc. 7.50% 2010.............................                2,300,000          1,656,000
                       Owens-Illinois, Inc. 7.80% 2018.............................                   50,000             33,500

                       Metals & Minerals -- 0.9%
                       Murrin Murrin Holdings Property Ltd. 9.38% 2007.............                  710,000            539,600
                       National Steel Corp., Series D 9.88% 2009*..................                1,045,000            209,000
                       Westpoint Stevens Inc. 7.88% 2005...........................                  475,000            372,875
                                                                                                                  -------------
                                                                                                                      5,900,750
                                                                                                                  -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 29.8%
                       Foreign Government -- 29.8%
                       Ivory Coast, Inc. zero coupon 2018(1)(4)....................                1,850,000            191,066
                       Republic of Argentina 6.00% 2023(3).........................                2,950,000          2,110,135
                       Republic of Argentina 7.56% 2023(3).........................                  700,000            547,330
                       Republic of Argentina 7.63% 2005(3).........................                  792,000            739,530
                       Republic of Argentina 10.25% 2030...........................                  400,000            349,000
                       Republic of Argentina 11.38% 2017...........................                  300,000            283,924
                       Republic of Argentina 11.75% 2015...........................                  300,000            291,000
                       Republic of Brazil 6.00% 2024(3)............................                  800,000            567,000
                       Republic of Brazil 7.63% 2006(3)............................                1,848,000          1,730,005
                       Republic of Brazil 7.63% 2024(3)............................                1,500,000          1,179,375
                       Republic of Brazil 8.00% 2014...............................                2,604,432          2,116,101
                       Republic of Brazil 10.25% 2006..............................                1,200,000          1,216,400
                       Republic of Brazil 11.63% 2004..............................                  500,000            530,463
                       Republic of Brazil 12.25% 2030..............................                2,100,000          2,034,900
                       Republic of Brazil 12.75% 2020..............................                1,100,000          1,119,316
                       Republic of Bulgaria 6.31% 2011(3)..........................                  550,000            430,375
                       Republic of Bulgaria, Series A 3.00% 2012(3)(5).............                  700,000            537,354
                       Republic of Bulgaria, Series A 6.31% 2024(3)................                1,100,000            853,875
                       Republic of Colombia 9.75% 2009.............................                  350,000            304,500
                       Republic of Colombia 11.75% 2020............................                  150,000            132,750
                       Republic of Colombia 11.75% 2020............................                  150,000            134,250
                       Republic of Korea 8.88% 2008................................                  650,000            707,070
                       Republic of Panama 6.44% 2016(3)............................                  169,736            134,728
                       Republic of Panama 10.75% 2020..............................                  350,000            354,655

---------------------

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                                 LOCAL CURRENCY)       VALUE
                       --------------------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS (continued)
                       Foreign Government (continued)
                       Republic of Peru 4.00% 2017*(3).............................                  630,000      $     370,125
                       Republic of Peru 4.00% 2017(3)..............................                  100,000             58,625
                       Republic of Phillippines 10.63% 2025........................                  700,000            605,500
                       Republic of Ukraine 11.00% 2007.............................                  300,000            212,250
                       Republic of Venezuela 6.75% 2020............................                1,250,000            956,250
                       Republic of Venezuela 7.38% 2007(3).........................                  833,323            705,200
                       Republic of Venezuela 9.25% 2027............................                  550,000            378,125
                       Russian Federation 2.50% 2030(3)............................                3,800,000          1,600,912
                       Russian Federation 8.25% 2010...............................                2,250,000          1,557,215
                       Russian Federation 10.00% 2007..............................                  250,000            200,000
                       Russian Federation 12.75% 2028..............................                1,600,000          1,442,000
                       State of Qatar 9.75% 2030*..................................                1,000,000          1,041,699
                       United Mexican States 6.25% 2019............................                3,550,000          3,227,847
                       United Mexican States 7.41% 2019(3).........................                  950,000            957,125
                       United Mexican States, Series A 7.53% 2019(3)...............                1,800,000          1,813,500
                       United Mexican States, Series B 7.52% 2019(3)...............                1,250,000          1,259,375
                                                                                                                  -------------
                                                                                                                     34,980,850
                                                                                                                  -------------
                       REAL ESTATE -- 0.1%
                       Real Estate Companies -- 0.1%
                       Glencore Nickel Property Ltd. 9.00% 2014....................                  135,000            101,250
                                                                                                                  -------------
                       TOTAL BONDS & NOTES (cost $114,556,538).....................                                 102,515,130
                                                                                                                  -------------

                       LOAN AGREEMENTS -- 2.2%
                       --------------------------------------------------------------------------------------------------------
                       LOAN AGREEMENTS -- 2.2%
                       Foreign Government -- 2.2%
                       Algeria Tranche III 7.19% 2010..............................                  312,500            246,875
                       Algerian Loan Agreement Trust 7.69% 2006....................                  776,923            660,385
                       Kingdom of Morocco, Series A 7.56% 2009(3)..................                1,801,717          1,614,789
                                                                                                                  -------------
                       TOTAL LOAN AGREEMENTS (cost $2,489,625).....................                                   2,522,049
                                                                                                                  -------------

                       COMMON STOCK -- 0.1%                                                         SHARES
                       --------------------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 0.1%
                       Telecommunications -- 0.1%
                       Tele1 Europe Holding AB ADR+ (cost $35,061).................                    9,208             62,730
                                                                                                                  -------------

                       PREFERRED STOCK -- 3.1%
                       --------------------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.2%
                       Retail -- 0.2%
                       KMart Financing I 7.75%.....................................                    5,400            211,896
                                                                                                                  -------------

                       INFORMATION & ENTERTAINMENT -- 0.5%
                       Broadcasting & Media -- 0.5%
                       Paxson Communications Corp. 9.75%*(6).......................                        8             74,984
                       Paxson Communications Corp. 13.25%(6).......................                       50            463,750
                                                                                                                  -------------
                                                                                                                        538,734
                                                                                                                  -------------

                                                           ---------------------


                       PREFERRED STOCK (CONTINUED)                                                   SHARES            VALUE
                       --------------------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 1.9%
                       Telecommunications -- 1.9%
                       Broadwing Communications, Inc., Series B 12.50%.............                      937      $     969,795
                       Dobson Communications Corp.(6)..............................                  756,180            703,247
                       Xo Communications, Inc., Series E 13.50%....................                      595            386,750
                       Xo Communications, Inc. 14.00%..............................                    3,638            138,245
                                                                                                                  -------------
                                                                                                                      2,198,037
                                                                                                                  -------------
                       UTILITIES -- 0.5%
                       Electric Utilities -- 0.5%
                       TNP Enterprises, Inc. 14.50%(6).............................                      630            630,450
                                                                                                                  -------------

                       TOTAL PREFERRED STOCK (cost $3,374,060).....................                                   3,579,117
                                                                                                                  -------------

                       RIGHTS -- 0.0%+                                                              RIGHTS
                       --------------------------------------------------------------------------------------------------------
                       United Mexican States 6/30/03 (cost $0).....................                6,153,000                  0
                                                                                                                  -------------

                       WARRANTS -- 0.1%+                                                           WARRANTS
                       --------------------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       Paxson Communications Corp. 6/30/03.........................                      256                 90
                       XM Satellite Radio, Inc. 3/15/10............................                      500             20,250
                                                                                                                  -------------
                                                                                                                         20,340
                                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 0.1%
                       Cellular -- 0.1%
                       Occidente Y Caribe Celular SA 3/15/04*......................                    4,400             66,550
                       Computer Software -- 0.0%
                       Wam!Net, Inc. 3/01/05.......................................                    1,200             13,350
                       Telecommunications -- 0.0%
                       Globalstar Telecommunications 2/15/04.......................                      175                  2
                       GT Group Telecom, Inc. 2/01/10..............................                      700             39,725
                       Maxcom Telecomunicaciones 4/01/07...........................                      425                 42
                       Motient Corp. 4/01/08*......................................                      565              4,520
                                                                                                                  -------------
                                                                                                                        124,189
                                                                                                                  -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                       Foreign Government -- 0.0%
                       Republic of Venezuela 4/15/20(5)............................                    3,000                  0
                                                                                                                  -------------

                       UTILITIES -- 0.0%
                       Electric Utilities -- 0.0%
                       TNP Enterprises, Inc.*......................................                      600             18,000
                                                                                                                  -------------
                       TOTAL WARRANTS (cost $215,389)..............................                                     162,529
                                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $120,670,673).............                                 108,841,555
                                                                                                                  -------------

---------------------


                                                                                                   PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.4%                                                AMOUNT            VALUE
                       --------------------------------------------------------------------------------------------------------
                       FOREIGN SHORT-TERM NOTES -- 0.3%
                       Tjiwi Kimia 13.25% due 8/01/01..............................                $ 800,000      $     400,000
                       U.S. GOVERNMENT -- 0.1%
                       United States Treasury Bills 5.90% due 3/15/01@.............                  100,000             99,314
                                                                                                                  -------------
                       TOTAL SHORT-TERM SECURITIES (cost $868,197).................                                     499,314
                                                                                                                  -------------

                       REPURCHASE AGREEMENT -- 3.7%
                       --------------------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 3.7%
                       Agreement with State Street Bank & Trust Co., bearing interest at
                         4.75%, dated 1/31/01 to be repurchased 2/01/01 in the amount of
                         $4,337,572 and collateralized by $3,820,000 of U.S. Treasury Bonds, bearing interest at 6.63%, due 2/15/27 and having an approximate
                         value of $4,426,853@ (cost $4,337,000)..............................      4,337,000          4,337,000
                                                                                                                  -------------

                       TOTAL INVESTMENTS --
                         (cost $125,875,870)                         97.0%                                       113,677,869
                       Other assets less liabilities                  3.0                                          3,558,070
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 117,235,939
                                                                    ======                                     =============

              -----------------------------
               *  Resale restricted to qualified institutional buyers
              (1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (2) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants
              (3) Variable rate security; rate as of January 31, 2001
              (4) Bond in default
              (5) Fair valued security; See Note 2
              (6) PIK ("Payment-in-Kind") payment made with additional securities in lieu of cash

                       Allocation of investments as a percentage of net assets
              by country as of January 31, 2001:

                            United States...............................................    52.0%
                            Brazil......................................................     9.4%
                            Mexico......................................................     8.3%
                            Argentina...................................................     4.0%
                            Russia......................................................     3.4%
                            United Kingdom..............................................     1.7%
                            Venezuela...................................................     1.7%
                            Bulgaria....................................................     1.6%
                            Morocco.....................................................     1.4%
                            Netherlands.................................................     1.3%
                            Korea.......................................................     1.2%
                            Canada......................................................     1.1%
                            Bermuda.....................................................     0.9%
                            Qatar.......................................................     0.9%
                            Malaysia....................................................     0.7%
                            Luxembourg..................................................     0.6%
                            Australia...................................................     0.5%
                            Philippines.................................................     0.5%
                            Colombia....................................................     0.4%
                            Panama......................................................     0.4%
                            Peru........................................................     0.4%
                            Algeria.....................................................     0.2%
                            China.......................................................     0.2%
                            Saudi Arabia................................................     0.2%
                            Ukraine.....................................................     0.2%
                            Czech Republic..............................................     0.1%
                                                                                            -----
                                                                                            93.3%
                                                                                            =====

                                                           ---------------------

               @ The security or a portion thereof represents collateral for the following open futures contracts:

                       OPEN FUTURES CONTRACTS
                       -------------------------------------------------------------------------------------------------------
                       NUMBER OF   DESCRIPTION                  EXPIRATION     VALUE AT      VALUE AS OF        UNREALIZED
                       CONTRACTS                                   DATE      TRADE DATE    JANUARY 31, 2001   APPRECIATION
                       -------------------------------------------------------------------------------------------------------
                       5 Short     UK Gilt LT                   March 2001   $  845,851       $  845,392         $     459
                       16 Long     U.S. Treasury 10 Year Note   March 2001    1,627,766        1,683,520            55,754
                                                                                                                 ----------
                                                                                                                 $  56,213
                                                                                                                 ==========

                       OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       -------------------------------------------------------------
                       CONTRACT                IN         DELIVERY  GROSS UNREALIZED
                       TO DELIVER         EXCHANGE FOR      DATE      APPRECIATION
                       -------------------------------------------------------------
                       USD*    171,169   GBP    120,000   02/05/01     $   4,210
                                                                       ----------

                                                                    GROSS UNREALIZED
                                                                      DEPRECIATION
                       -------------------------------------------------------------
                       EUR     285,000   USD    244,245   02/12/01     $ (21,157)
                       EUR     175,000   USD    161,394   02/12/01        (1,572)
                       EUR     720,000   USD    610,200   02/26/01       (60,488)
                       EUR     275,000   USD    254,059   04/26/01        (2,388)
                       EUR   1,385,000   USD  1,279,366   04/30/01       (12,285)
                       EUR     640,000   USD    591,123   04/30/01        (5,741)
                       GBP*    860,000   USD  1,247,490   02/05/01        (9,395)
                                                                       ----------
                                                                        (113,026)
                                                                       ----------
                                Net Unrealized Depreciation            $(108,816)
                                                                       ==========

              -----------------------------
              * Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

GBP  --   Pound Sterling
EUR  --   Euro
USD  --   United States Dollar
See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SUNAMERICA BALANCED
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 59.4%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 4.9%
                       Apparel & Textiles -- 0.7%
                       Nike, Inc., Class B.........................................        70,000   $   3,851,400

                       Retail -- 4.2%
                       Gap, Inc. ..................................................       120,000       3,912,000
                       Home Depot, Inc. ...........................................        60,000       2,892,000
                       Target Corp. ...............................................       108,500       4,120,830
                       Tiffany & Co. ..............................................        88,500       3,316,980
                       Wal-Mart Stores, Inc. ......................................       175,000       9,940,000
                                                                                                    -------------
                                                                                                       28,033,210
                                                                                                    -------------
                       CONSUMER STAPLES -- 0.5%
                       Food, Beverage & Tobacco -- 0.5%
                       Philip Morris Cos., Inc. ...................................        60,000       2,640,000
                                                                                                    -------------
                       ENERGY -- 4.8%
                       Energy Services -- 0.5%
                       Transocean Sedco Forex, Inc. ...............................        58,500       2,658,825

                       Energy Sources -- 4.3%
                       Apache Corp. ...............................................        98,400       5,667,840
                       Burlington Resources, Inc. .................................        29,500       1,247,850
                       Devon Energy Corp. .........................................        70,000       3,836,000
                       Exxon Mobil Corp. ..........................................        59,800       5,032,170
                       Kerr-McGee Corp. ...........................................        98,500       6,369,010
                       Nabors Industries., Inc.+...................................        41,800       2,466,618
                                                                                                    -------------
                                                                                                       27,278,313
                                                                                                    -------------
                       FINANCE -- 12.9%
                       Banks -- 2.4%
                       Bank of New York Co., Inc. .................................       100,000       5,473,000
                       FleetBoston Financial Corp. ................................       150,000       6,501,000
                       Mellon Financial Corp. .....................................        39,300       1,831,380

                       Financial Services -- 10.5%
                       American Express Co. .......................................       175,000       8,242,500
                       Capital One Financial Corp. ................................        49,200       3,100,584
                       Citigroup, Inc. ............................................       200,066      11,197,694
                       Federal Home Loan Mortgage Corp. ...........................        40,000       2,440,000
                       J.P. Morgan Chase & Co. ....................................       194,960      10,720,850
                       Lehman Brothers Holdings, Inc. .............................       160,000      13,164,800
                       Morgan Stanley, Dean Witter & Co. ..........................        98,400       8,339,400
                       Providian Financial Corp. ..................................        55,000       3,209,250
                                                                                                    -------------
                                                                                                       74,220,458
                                                                                                    -------------
                       HEALTHCARE -- 8.4%
                       Drugs -- 6.2%
                       Bristol-Myers Squibb Co. ...................................       100,000       6,189,000
                       Genentech, Inc.+............................................        29,300       1,736,025
                       Merck & Co., Inc. ..........................................       113,900       9,360,302
                       Pfizer, Inc. ...............................................       167,200       7,549,080

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Drugs (continued)
                       Pharmacia Corp. ............................................       100,000   $   5,602,000
                       Schering-Plough Corp. ......................................       108,200       5,453,280

                       Medical Products -- 2.2%
                       Amgen, Inc.+................................................        77,200       5,428,125
                       Immunex Corp.+..............................................        40,000       1,225,000
                       Johnson & Johnson Co. ......................................        63,900       5,951,007
                                                                                                    -------------
                                                                                                       48,493,819
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 5.5%
                       Business Services -- 0.3%
                       Waste Management, Inc. .....................................        80,000       1,952,000

                       Electrical Equipment -- 3.2%
                       General Electric Co. .......................................       400,000      18,400,000

                       Multi-Industry -- 2.0%
                       Tyco International Ltd. ....................................       182,000      11,211,200
                                                                                                    -------------
                                                                                                       31,563,200
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 3.4%
                       Broadcasting & Media -- 3.1%
                       AOL Time Warner, Inc.+......................................       152,550       8,018,028
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............        98,300       1,661,270
                       Comcast Corp., Class A+.....................................        98,400       4,212,750
                       EchoStar Communications Corp., Class A+.....................        90,000       2,778,750
                       Pegasus Communications Corp.+...............................        49,800       1,322,813

                       Entertainment Products -- 0.3%
                       Oakley, Inc.+...............................................        68,900       1,380,756
                                                                                                    -------------
                                                                                                       19,374,367
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 17.6%
                       Communication Equipment -- 1.9%
                       Juniper Networks, Inc.+.....................................        30,000       3,200,625
                       Nokia Corp. ADR.............................................        34,500       1,185,075
                       QUALCOMM, Inc.+.............................................        80,000       6,725,000

                       Computers & Business Equipment -- 7.1%
                       Cisco Systems, Inc.+........................................       310,000      11,605,625
                       Dell Computer Corp.+........................................        60,000       1,567,500
                       EMC Corp.+..................................................       200,000      15,198,000
                       International Business Machines Corp. ......................        78,000       8,736,000
                       Palm, Inc.+.................................................        88,700       2,405,988
                       Sun Microsystems, Inc.+.....................................        48,900       1,494,506

                       Computer Software -- 2.5%
                       BEA Systems, Inc.+..........................................        34,200       2,255,063
                       i2 Technologies, Inc.+......................................        24,600       1,245,375
                       Microsoft Corp.+............................................       177,600      10,844,700

                       Electronics -- 3.9%
                       Applied Materials, Inc.+....................................        60,000       3,018,750
                       Emerson Electric Co. .......................................        83,800       6,368,800
                       Flextronics International Ltd.+.............................        30,000       1,143,750
                       Intel Corp. ................................................       250,000       9,250,000
                       Texas Instruments, Inc. ....................................        60,000       2,628,000

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 2.2%
                       CIENA Corp.+................................................        25,000   $   2,251,562
                       Corning, Inc. ..............................................        54,900       3,113,379
                       General Motors Corp., Class H...............................       144,000       4,029,120
                       Lucent Technologies, Inc. ..................................       167,200       3,109,920
                                                                                                    -------------
                                                                                                      101,376,738
                                                                                                    -------------
                       MATERIALS -- 0.4%
                       Forest Products -- 0.4%
                       Georgia-Pacific Group.......................................        80,000       2,472,800
                                                                                                    -------------

                       UTILITIES -- 1.0%
                       Electric Utilities -- 0.2%
                       Exelon Corp. ...............................................        19,700       1,192,047

                       Gas & Pipeline Utilities -- 0.8%
                       Enron Corp. ................................................        59,000       4,720,000
                                                                                                    -------------
                                                                                                        5,912,047
                                                                                                    -------------
                       TOTAL COMMON STOCK (cost $330,393,636)......................                   341,364,952
                                                                                                    -------------

                                                                                       PRINCIPAL
                       BONDS & NOTES -- 33.4%                                           AMOUNT
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.1%
                       Automotive -- 0.1%
                       DaimlerChrysler AG 7.45% 2027...............................   $   750,000         694,125
                                                                                                    -------------

                       FINANCE -- 0.6%
                       Financial Services -- 0.6%
                       CS First Boston Mortgage Securities Corp. 6.48% 2008........     2,500,000       2,537,492
                       Morgan Stanley Group, Inc. 6.88% 2007.......................     1,000,000       1,031,830
                                                                                                    -------------
                                                                                                        3,569,322
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 0.2%
                       Electronics -- 0.2%
                       Texas Instruments, Inc. 6.13% 2006..........................     1,000,000         991,460
                                                                                                    -------------

                       U.S. GOVERNMENT & AGENCIES -- 32.5%
                       U.S. Government & Agencies -- 32.5%
                       Federal National Mortgage Association 5.25% 2009............     7,000,000       6,773,620
                       Federal National Mortgage Association 5.75% 2003............     3,385,000       3,434,726
                       Federal National Mortgage Association 5.75% 2008............       750,000         755,392
                       Overseas Private Investment Corp. 6.99% 2009................     3,942,208       4,099,620
                       Small Business Administration 6.30% 2018....................     1,740,781       1,708,986
                       United States Treasury Bonds 6.25% 2030.....................    39,000,000      42,979,170
                       United States Treasury Notes 5.75% 2005.....................    60,000,000      62,381,400
                       United States Treasury Notes 5.75% 2010.....................    52,000,000      54,299,440
                       United States Treasury Notes 6.75% 2005.....................    10,000,000      10,714,100
                                                                                                    -------------
                                                                                                      187,146,454
                                                                                                    -------------
                       TOTAL BONDS & NOTES (cost $191,559,180).....................                   192,401,361
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $521,952,816).............                   533,766,313
                                                                                                    -------------

                                                           ---------------------


                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES -- 1.7%                                     AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 1.7%
                       Federal Home Loan Mortgage Discount Notes 6.10% due 3/29/01
                         (cost $9,905,111).........................................   $10,000,000   $   9,905,111
                                                                                                    -------------
                       REPURCHASE AGREEMENTS -- 4.3%
                       ------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS -- 4.3%
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3)..........................................     4,350,000       4,350,000
                       United Bank of Switzerland Joint Repurchase Agreement
                         Account (Note 3)..........................................    20,000,000      20,000,000
                                                                                                    -------------
                       TOTAL REPURCHASE AGREEMENTS (cost $24,350,000)..............                    24,350,000
                                                                                                    -------------

                       TOTAL INVESTMENTS -- (cost $556,207,927)       98.8%                           568,021,424
                       Other assets less liabilities --                1.2                              7,017,262
                                                                     ------                         -------------
                       NET ASSETS --                                 100.0%                         $ 575,038,686
                                                                     ======                         =============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MFS TOTAL RETURN PORTFOLIO          INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 52.2%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 2.0%
                       Automotive -- 0.8%
                       Delphi Automotive Systems Corp. ............................        69,700   $   1,028,772
                       Ford Motor Co. .............................................        28,957         816,298
                       Visteon Corp. ..............................................        35,150         497,372

                       Retail -- 1.2%
                       Gap, Inc. ..................................................        27,300         889,980
                       Kroger Co. .................................................       109,630       2,691,417
                       Wal-Mart Stores, Inc. ......................................         3,300         187,440
                                                                                                    -------------
                                                                                                        6,111,279
                                                                                                    -------------
                       CONSUMER STAPLES -- 3.4%
                       Food, Beverage & Tobacco -- 2.5%
                       Anheuser-Busch Cos., Inc. ..................................         5,600         242,816
                       Archer-Daniels-Midland Co. .................................        32,687         488,017
                       Diageo PLC..................................................       152,669       1,467,102
                       General Mills, Inc. ........................................        11,200         469,280
                       Nestle SA...................................................           669       1,419,807
                       PepsiCo, Inc. ..............................................         4,700         207,129
                       Quaker Oats Co. ............................................        15,300       1,453,500
                       Safeway, Inc.+..............................................        37,800       1,915,326

                       Household Products -- 0.9%
                       Fortune Brands, Inc. .......................................        51,810       1,658,438
                       Gillette Co. ...............................................        13,100         414,222
                       Kimberly-Clark Corp. .......................................         2,500         161,875
                       Procter & Gamble Co. .......................................         5,700         409,488
                                                                                                    -------------
                                                                                                       10,307,000
                                                                                                    -------------
                       ENERGY -- 6.6%
                       Energy Services -- 1.7%
                       Diamond Offshore Drilling, Inc. ............................         5,400         218,646
                       Halliburton Co. ............................................        18,400         757,896
                       Noble Drilling Corp.+.......................................        47,990       2,165,309
                       Schlumberger Ltd. ..........................................        16,300       1,251,840
                       Transocean Sedco Forex, Inc. ...............................        17,200         781,740

                       Energy Sources -- 4.9%
                       Apache Corp. ...............................................        18,700       1,077,120
                       BP Amoco PLC ADR............................................        22,350       1,151,025
                       Conoco, Inc., Class A.......................................        17,600         484,880
                       Devon Energy Corp. .........................................        46,240       2,533,952
                       Exxon Mobil Corp. ..........................................        33,228       2,796,136
                       Kerr-McGee Corp. ...........................................        14,370         929,164
                       Occidental Petroleum Corp. .................................       113,370       2,574,633
                       Royal Dutch Petroleum Co. ADR...............................        56,400       3,403,740
                                                                                                    -------------
                                                                                                       20,126,081
                                                                                                    -------------
                       FINANCE -- 10.4%
                       Banks -- 2.5%
                       Bank of America Corp. ......................................        46,026       2,477,119
                       FleetBoston Financial Corp. ................................        16,200         702,108
                       Mellon Financial Corp. .....................................        23,100       1,076,460

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       PNC Financial Services Group................................        41,310   $   3,057,766
                       U.S. Bancorp................................................        15,200         449,160
                       Financial Services -- 4.6%
                       Citigroup, Inc. ............................................        10,033         561,547
                       Federal Home Loan Mortgage Corp. ...........................        59,550       3,632,550
                       Goldman Sachs Group, Inc. ..................................         4,200         477,750
                       HSBC Holdings PLC...........................................        72,652       1,129,804
                       ING Groep NV ADR............................................        19,864       1,520,589
                       J.P. Morgan Chase & Co. ....................................        41,090       2,259,539
                       Merrill Lynch & Co., Inc. ..................................         6,202         449,645
                       Morgan Stanley, Dean Witter & Co. ..........................        12,100       1,025,475
                       The Hartford Financial Services Group, Inc. ................        45,500       2,798,250

                       Insurance -- 3.3%
                       Allstate Corp. .............................................        34,250       1,331,640
                       American General Corp. .....................................         6,000         456,600
                       CIGNA Corp. ................................................        17,870       1,986,251
                       Jefferson-Pilot Corp. ......................................        12,300         813,030
                       Lincoln National Corp. .....................................        18,000         807,300
                       MetLife, Inc. ..............................................         6,010         197,248
                       Nationwide Financial Services, Inc., Class A................        26,930       1,147,218
                       SAFECO Corp. ...............................................         4,420         110,500
                       St. Paul Cos., Inc. ........................................        63,960       3,071,359
                                                                                                    -------------
                                                                                                       31,538,908
                                                                                                    -------------
                       HEALTHCARE -- 3.0%
                       Drugs -- 1.3%
                       American Home Products Corp. ...............................        25,500       1,507,050
                       Bristol-Myers Squibb Co. ...................................        16,200       1,002,618
                       Pharmacia Corp. ............................................        28,705       1,608,054

                       Health Services -- 0.7%
                       Community Health Systems, Inc.+.............................         2,000          50,120
                       HCA-Healthcare Co. .........................................        52,900       1,978,989

                       Medical Products -- 1.0%
                       Abbott Laboratories, Inc. ..................................        19,000         852,340
                       Baxter International, Inc. .................................         2,000         175,760
                       Novartis AG.................................................         1,110       1,882,559
                                                                                                    -------------
                                                                                                        9,057,490
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 5.3%
                       Aerospace & Military Technology -- 1.6%
                       Boeing Co. .................................................        23,840       1,394,640
                       General Dynamics Corp. .....................................        11,700         830,466
                       United Technologies Corp. ..................................        36,350       2,725,523

                       Business Services -- 0.0%
                       United Parcel Service, Inc., Class B........................         1,420          87,898

                       Machinery -- 3.0%
                       Cooper Cameron Corp.+.......................................        30,290       1,945,527
                       Deere & Co. ................................................        64,180       2,754,605
                       Ingersoll-Rand Co. .........................................        38,400       1,701,504
                       W.W. Grainger, Inc. ........................................        71,700       2,823,546

                       Multi-Industry -- 0.1%
                       Honeywell International, Inc. ..............................         4,700         222,075

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Transportation -- 0.6%
                       Burlington Northern Santa Fe Corp. .........................        55,050   $   1,685,081
                                                                                                    -------------
                                                                                                       16,170,865
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 3.9%
                       Broadcasting & Media -- 2.7%
                       AOL Time Warner, Inc.+......................................         6,200         325,872
                       Comcast Corp., Class A+.....................................        53,540       2,292,181
                       Gannett Co., Inc. ..........................................        21,100       1,337,740
                       Infinity Broadcasting Corp., Class A+.......................        29,480         965,470
                       New York Times Co., Class A.................................        20,200         880,518
                       Viacom, Inc., Class B+......................................        43,962       2,426,702

                       Leisure & Tourism -- 1.2%
                       Harrah's Entertainment, Inc.+...............................        88,420       2,597,780
                       MGM Mirage, Inc. ...........................................        34,200         996,930
                       Walt Disney Co. ............................................         5,000         152,250
                                                                                                    -------------
                                                                                                       11,975,443
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 5.2%
                       Communication Equipment -- 0.5%
                       Motorola, Inc. .............................................        64,400       1,468,964

                       Computers & Business Equipment -- 1.1%
                       Avery Dennison Corp. .......................................         6,700         363,274
                       Compaq Computer Corp. ......................................        58,170       1,379,211
                       International Business Machines Corp. ......................        14,400       1,612,800

                       Computer Software -- 1.2%
                       Microsoft Corp.+............................................        60,140       3,672,299

                       Electronics -- 0.6%
                       Analog Devices, Inc.+.......................................        10,900         682,340
                       Intel Corp. ................................................        17,200         636,400
                       Texas Instruments, Inc. ....................................         8,000         350,400

                       Telecommunications -- 1.8%
                       AT&T Corp. .................................................        14,250         341,857
                       Nortel Networks Corp. ......................................        10,400         397,592
                       Verizon Communications, Inc. ...............................        86,646       4,761,198
                                                                                                    -------------
                                                                                                       15,666,335
                                                                                                    -------------
                       MATERIALS -- 4.1%
                       Chemicals -- 2.6%
                       Air Products and Chemicals, Inc. ...........................        18,000         679,860
                       Akzo Nobel NV...............................................        75,150       3,634,663
                       Eastman Chemical Co. .......................................         3,900         182,169
                       Georgia Gulf Corp. .........................................        11,000         186,890
                       Rohm and Haas Co. ..........................................        85,280       3,061,552

                       Forest Products -- 0.4%
                       Owens-Illinois, Inc.+.......................................       142,500       1,168,500

                       Metals & Minerals -- 1.1%
                       Alcoa, Inc. ................................................        55,300       2,031,722
                       Phelps Dodge Corp. .........................................        30,200       1,401,280
                                                                                                    -------------
                                                                                                       12,346,636
                                                                                                    -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       REAL ESTATE -- 0.3%
                       Real Estate Investment Trusts -- 0.3%
                       Equity Residential Properties Trust.........................        17,100   $     895,698
                                                                                                    -------------
                       UTILITIES -- 8.0%
                       Electric Utilities -- 3.2%
                       CMS Energy Corp. ...........................................         2,300          67,850
                       Dominion Resources, Inc. ...................................        36,000       2,224,800
                       Duke Energy Corp. ..........................................        35,400       1,294,578
                       Exelon Corp. ...............................................        17,000       1,028,670
                       NiSource, Inc. .............................................       119,154       3,205,243
                       Pinnacle West Capital Corp. ................................        22,400         967,008
                       Progress Energy, Inc. ......................................        19,300         795,160

                       Gas & Pipeline Utilities -- 1.7%
                       El Paso Energy Corp. .......................................        35,916       2,259,116
                       National Fuel Gas Co. ......................................        36,300       1,906,113
                       The Williams Cos., Inc. ....................................        11,000         430,430
                       WGL Holdings Inc. ..........................................        15,700         436,460

                       Telephone -- 3.1%
                       ALLTEL Corp. ...............................................        47,800       2,828,804
                       CenturyTel, Inc. ...........................................        21,300         668,394
                       SBC Communications, Inc. ...................................        41,400       2,001,690
                       Sprint Corp. ...............................................        69,200       1,716,160
                       Telephone and Data Systems, Inc. ...........................        21,800       2,299,900
                                                                                                    -------------
                                                                                                       24,130,376
                                                                                                    -------------
                       TOTAL COMMON STOCK (cost $141,203,148)......................                   158,326,111
                                                                                                    -------------

                       PREFERRED STOCK -- 0.6%
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.0%
                       Retail -- 0.0%
                       CVS Automatic Common Exchange CV Trust 6.00%................         1,500         146,640
                                                                                                    -------------
                       ENERGY -- 0.1%
                       Energy Services -- 0.1%
                       TXU Corp. 9.25%.............................................         6,000         265,800
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 0.3%
                       Broadcasting & Media -- 0.3%
                       Cox Communications, Inc. 7.75%..............................        13,000         851,500
                                                                                                    -------------
                       MATERIALS -- 0.1%
                       Forest Products -- 0.1%
                       Owens-Illinois, Inc. 4.75%..................................        14,600         206,590
                                                                                                    -------------
                       UTILITIES -- 0.1%
                       Electric Utilities -- 0.1%
                       NiSource, Inc. 7.75%........................................         8,000         392,400
                                                                                                    -------------
                       TOTAL PREFERRED STOCK (cost $2,053,435).....................                     1,862,930
                                                                                                    -------------

---------------------


                                                                                       PRINCIPAL
                       BONDS AND NOTES-- 33.9%                                          AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.3%

                       Automotive -- 0.1%
                       General Motors Corp. 9.40% 2021.............................   $   103,000   $     124,696

                       Retail -- 0.2%
                       Federated Department Stores, Inc. 8.50% 2003................       465,000         486,748
                       Sears Roebuck Acceptance Corp. 7.00% 2011...................       162,000         160,556
                                                                                                    -------------
                                                                                                          772,000
                                                                                                    -------------
                       CONSUMER STAPLES -- 0.2%

                       Food, Beverage & Tobacco -- 0.2%
                       Safeway, Inc. 7.25% 2031....................................       507,000         512,187
                                                                                                    -------------
                       ENERGY -- 1.7%

                       Energy Services -- 0.1%
                       Coastal Corp. 6.20% 2004....................................       386,000         385,707

                       Energy Sources -- 1.6%
                       AEP Generating Co. 9.81% 2022...............................       999,348       1,140,196
                       Alberta Energy Co., Ltd. 7.65% 2010.........................       261,000         278,278
                       Alberta Energy Co., Ltd. 8.13% 2030.........................       185,000         204,205
                       Gulf Canada Resources Ltd. 7.13% 2011.......................       557,000         561,757
                       Gulf Canada Resources Ltd. 8.35% 2006.......................       377,000         405,275
                       NRG Energy South Central LLC 8.96% 2016*....................       235,578         249,407
                       NRG Energy, Inc. 8.70% 2005*(1).............................       165,000         171,460
                       Occidental Petroleum Corp. 6.40% 2001(1)....................     1,496,000       1,501,296
                       Phillips Petroleum Co. 8.50% 2005...........................       254,000         277,650
                                                                                                    -------------
                                                                                                        5,175,231
                                                                                                    -------------
                       FINANCE -- 6.7%

                       Banks -- 0.9%
                       BCH Cayman Islands Ltd. 7.70% 2006..........................       355,000         373,804
                       Chase Commercial Mortgage Securities Corp. 7.54% 2009.......       135,974         144,288
                       Chase Commercial Mortgage Securities Corp. 6.39% 2008.......       273,000         276,180
                       Chase Manhattan Corp. 6.75% 2004............................       406,000         415,211
                       Lehman Brothers Holdings, Inc. 7.13% 2003...................       325,000         331,591
                       Lehman Brothers Holdings, Inc. 7.75% 2005...................       762,000         796,016
                       State Street Corp. 7.65% 2010...............................       116,000         126,054
                       Wells Fargo Bank 6.45% 2011.................................       307,000         307,983

                       Financial Services -- 5.6%
                       AESOP Funding II LLC, Series 1997-1A A2 6.40% 2003*.........       600,000         608,010
                       Associates Corp. NA 5.50% 2004..............................       790,000         782,195
                       Bear Stearns Commercial Mortgage Securities, Inc. 6.80%
                         2008......................................................       390,872         403,673
                       Boeing Capital Corp. 7.38% 2010.............................       318,000         345,917
                       Capita Equipment Receivables Trust 6.45% 2002...............       360,000         361,755
                       Citigroup, Inc. 6.75% 2005..................................       574,000         591,501
                       Citigroup, Inc. 7.25% 2010..................................     1,374,000       1,441,587
                       Comm, Series 2000-FL2A 6.84% 2000*(2).......................       439,000         439,000
                       Comm, Series 2000-FL1A 6.92% 2000*(2).......................       206,606         207,898
                       Commercial Mortgage Acceptance Corp. 5.44% 2013*............       375,000         257,206
                       Country Home Loan 6.85% 2004................................       863,000         882,055
                       Countrywide Alternative Loan Trust, Series 2000-1 A5 8.00%
                         2030......................................................       694,000         718,773
                       Deere John Capital Corp. 7.00% 2002.........................       191,000         195,712
                       Fleetboston Financial Corp. 7.25% 2005......................       262,000         275,430
                       Fleetwood Credit Grantor Trust 6.90% 2012...................        25,124          25,318
                       Ford Motor Credit Co. 6.88% 2006............................     1,720,000       1,723,371
                       General Electric Capital Corp. 7.38% 2010...................       344,000         374,244

                                                           ---------------------


                                                                                       PRINCIPAL
                       BONDS AND NOTES (CONTINUED)                                      AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       General Electric Capital Corp. 7.50% 2005...................   $   424,000   $     452,930
                       General Electric Capital Corp. 8.50% 2008...................       181,000         207,553
                       General Electric Capital Corp. 8.70% 2007...................       536,000         612,611
                       General Electric Capital Corp. 8.75% 2007...................       109,000         125,111
                       General Electric Capital Corp. 8.85% 2007...................       140,000         161,078
                       General Motors Acceptance Corp. 6.38% 2004..................       739,000         742,593
                       General Motors Acceptance Corp. 6.75% 2002..................     1,000,000       1,018,910
                       GS Mortgage Securities Corp. II 6.06% 2030..................       655,360         660,124
                       MidAmerican Funding LLC 6.93% 2029..........................       339,000         308,791
                       Midland Funding Corp. I 10.33% 2002.........................        77,315          79,318
                       Morgan (J.P.) Commercial Mortgage Finance Corp. 6.61%
                         2030......................................................       136,000         139,043
                       Morgan Stanley, Dean Witter & Co. 7.75% 2005................       270,000         288,476
                       Qwest Capital Funding, Inc. 7.75% 2006*.....................       979,000       1,029,477
                       Residential Accredit Loans, Inc. 6.75% 2028.................       490,000         484,640
                       Residential Funding Mortgage 7.66% 2012.....................       121,000         124,783
                       Salton Sea Funding Corp. 8.30% 2011.........................       504,273         429,141
                       Structured Asset Securities Corp. 6.95% 2007................       140,000         145,252
                       Summit Acceptance Auto Investment LLC 7.51% 2007*...........       240,000         250,125

                       Insurance -- 0.2%
                       AFLAC, Inc. 6.50% 2009......................................       560,000         555,644
                                                                                                    -------------
                                                                                                       20,220,372
                                                                                                    -------------
                       HEALTHCARE -- 0.2%
                       Health Services -- 0.2%
                       HCA-The Healthcare Co. 8.75% 2010...........................       355,000         376,300
                       Tenet Healthcare Corp. 8.00% 2005...........................       135,000         137,362
                                                                                                    -------------
                                                                                                          513,662
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 0.3%
                       Multi-Industry -- 0.1%
                       Loews Corp. 3.13% 2007......................................       220,000         198,152

                       Transportation -- 0.2%
                       Compania Sud Americana de Vapores SA 7.38% 2003.............        50,000          50,507
                       Union Pacific Corp. 6.34% 2003..............................       157,000         158,738
                       Union Pacific Corp. 6.65% 2011..............................       441,000         439,324
                                                                                                    -------------
                                                                                                          846,721
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 2.0%
                       Broadcasting & Media -- 1.4%
                       AT&T Liberty Corp. Liberty Media Group, Inc. 8.25% 2030.....       276,000         265,004
                       Belo Corp. 7.25% 2027.......................................        92,000          79,286
                       Belo Corp. 7.75% 2027.......................................       303,000         272,630
                       Chancellor Media Corp., Series B 8.13% 2007.................       400,000         408,000
                       Comcast Cable Communications 6.75% 2011.....................       329,000         330,079
                       Cox Communications, Inc. 7.75% 2010.........................       703,000         743,957
                       CSC Holdings, Inc. 8.13% 2009...............................       319,000         329,977
                       CSC Holdings, Inc. 8.13% 2009...............................        55,000          56,907
                       Hearst Argyle Television, Inc. 7.50% 2027...................       218,000         186,488
                       News America, Inc. 7.30% 2028...............................       192,000         169,939
                       Time Warner Entertainment Co. 10.15% 2012...................       830,000       1,045,642
                       Time Warner, Inc. 6.88% 2018................................       334,000         327,504

---------------------


                                                                                       PRINCIPAL
                       BONDS AND NOTES (CONTINUED)                                      AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism -- 0.6%
                       American Airlines, Inc. 6.86% 2009..........................   $   143,291   $     147,680
                       MGM Mirage, Inc. 8.50% 2010.................................       849,000         873,935
                       Northwest Airlines, Inc. 6.81% 2020.........................       968,458         934,630
                                                                                                    -------------
                                                                                                        6,171,658
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 1.0%
                       Telecommunications -- 1.0%
                       American Tower Corp. 5.00% 2010.............................       250,000         242,500
                       American Tower Corp. 5.00% 2010*............................       360,000         347,400
                       Metronet Communications Corp. 9.95% 2008....................        74,000          60,844
                       Qwest Corp. 7.63% 2003......................................       397,000         409,581
                       Sprint Capital Corp. 7.13% 2006.............................       415,000         417,478
                       TCI Communications Financing II 9.65% 2027..................     1,433,000       1,619,505
                       Telecom de Puerto Rico, Inc. 6.65% 2006.....................       150,000         146,089
                                                                                                    -------------
                                                                                                        3,243,397
                                                                                                    -------------
                       MATERIALS -- 0.3%
                       Forest Products -- 0.1%
                       Georgia-Pacific Corp. 7.70% 2015............................       400,000         375,304

                       Metals & Minerals -- 0.2%
                       Hanson PLC 7.88% 2010.......................................       409,000         416,444
                                                                                                    -------------
                                                                                                          791,748
                                                                                                    -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.1%
                       Foreign Government -- 0.1%
                       United Mexican States 9.88% 2010............................       369,000         399,442
                                                                                                    -------------
                       REAL ESTATE -- 0.3%
                       Real Estate Companies -- 0.3%
                       EOP Operating LP 7.75% 2007.................................       491,000         508,583
                       EOP Operating LP 8.10% 2010.................................       301,000         319,328
                       Socgen Real Estate Co. LLC 7.64% 2007*(1)...................       124,000         121,345
                                                                                                    -------------
                                                                                                          949,256
                                                                                                    -------------
                       U.S. GOVERNMENT & AGENCIES -- 17.9%
                       U.S. Government & Agencies -- 17.9%
                       Crimi Mae Corp. 6.70% 2008*.................................       140,000         135,395
                       Federal National Mortgage Association 5.72% 2009............       385,000         376,923
                       Federal National Mortgage Association 6.00% 2005............       500,000         512,580
                       Federal National Mortgage Association 6.50% 2014............       362,959         365,906
                       Federal National Mortgage Association 6.50% 2014............       844,444         851,300
                       Federal National Mortgage Association 6.50% 2015............     1,892,598       1,907,966
                       Federal National Mortgage Association 6.63% 2002............       655,000         665,441
                       Federal National Mortgage Association 6.63% 2009............       925,000         976,023
                       Federal National Mortgage Association 7.00% 2015............       578,695         589,545
                       Federal National Mortgage Association 7.00% 2029............     1,986,758       2,007,858
                       Federal National Mortgage Association 7.00% 2030............     2,886,378       2,917,031
                       Federal National Mortgage Association 7.00% 2030............       755,918         763,945
                       Federal National Mortgage Association 7.00% 2030............       885,499         894,903
                       Federal National Mortgage Association 7.50% 2030............     1,913,965       1,957,030
                       Federal National Mortgage Association 7.50% 2030............     1,777,344       1,817,334
                       Federal National Mortgage Association, Series B 7.25%
                         2010......................................................     3,389,000       3,720,478
                       Government National Mortgage Association 7.00% 2027.........     1,649,363       1,674,631
                       Government National Mortgage Association 7.00% 2028.........       449,264         456,147
                       Government National Mortgage Association 7.50% 2026.........     1,044,399       1,072,462
                       Government National Mortgage Association 7.50% 2029.........       889,031         912,083

                                                           ---------------------


                                                                                       PRINCIPAL
                       BONDS AND NOTES (CONTINUED)                                      AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Government & Agencies (continued)
                       Government National Mortgage Association 8.00% 2022.........   $ 1,716,233   $   1,791,301
                       Government National Mortgage Association 8.00% 2029.........     1,773,159       1,833,552
                       Government National Mortgage Association 8.00% 2029.........       951,995         984,420
                       Government National Mortgage Association 8.00% 2030.........     1,052,666       1,088,520
                       Government National Mortgage Association 8.00% 2030.........     2,103,539       2,175,186
                       United States Treasury Bonds 6.13% 2029.....................     2,349,000       2,529,943
                       United States Treasury Bonds 6.25% 2030.....................     2,344,000       2,583,158
                       United States Treasury Bonds 9.88% 2015.....................     1,072,000       1,543,852
                       United States Treasury Notes 4.75% 2003.....................     1,697,000       1,701,514
                       United States Treasury Notes 5.13% 2002.....................       354,000         356,931
                       United States Treasury Notes 5.75% 2005.....................     3,814,000       3,965,378
                       United States Treasury Notes 5.75% 2010.....................     3,960,000       4,135,111
                       United States Treasury Notes 6.00% 2004.....................       406,000         420,908
                       United States Treasury Notes 6.38% 2002.....................       310,000         316,829
                       United States Treasury Notes 6.50% 2010.....................     2,009,000       2,197,967
                       United States Treasury Notes 6.75% 2005.....................     2,065,000       2,212,462
                                                                                                    -------------
                                                                                                       54,412,013
                                                                                                    -------------
                       UTILITIES -- 2.9%

                       Electric Utilities -- 2.2%
                       Commonwealth Edison Co. 8.50% 2022..........................       239,000         249,232
                       Connecticut Light & Power Co. 8.59% 2003*...................       250,000         258,400
                       Dominion Resources, Inc. 8.13% 2010.........................       275,000         301,229
                       Entergy Mississippi, Inc. 6.20% 2004........................       208,000         207,378
                       Niagara Mohawk Power Corp. 7.25% 2002.......................     1,005,610       1,024,777
                       Niagara Mohawk Power Corp. 7.75% 2006.......................       649,000         691,295
                       NiSource Finance Corp. 7.88% 2010*..........................     1,014,000       1,085,751
                       Northeast Utilities 8.58% 2006..............................       133,256         136,438
                       NSTAR 8.00% 2010............................................       204,000         213,959
                       Toledo Edison Co. 7.88% 2004................................       640,000         671,808
                       TXU Eastern Funding Co. 6.15% 2002..........................       112,000         111,392
                       UtiliCorp United, Inc. 7.00% 2004...........................       108,000         107,762
                       Waterford 3 Funding-Entergy Corp. 8.09% 2017................       274,502         279,397
                       Wisconsin Electric Power Co. 6.63% 2002.....................     1,400,000       1,418,886

                       Gas & Pipeline Utilities -- 0.6%
                       Enron Corp. 7.88% 2003......................................       184,000         192,089
                       Sonat, Inc. 7.63% 2011......................................       498,000         526,316
                       Tennessee Gas Pipeline Co. 7.63% 2037.......................       325,000         322,421
                       Texas Gas Transmission Corp. 7.25% 2027.....................       550,000         533,260
                       Williams Gas Pipelines 7.38% 2006*..........................       115,000         119,523

                       Telephone -- 0.1%
                       Telefonica Europe BV 7.35% 2005.............................       344,000         353,945
                                                                                                    -------------
                                                                                                        8,805,258
                                                                                                    -------------
                       TOTAL BONDS & NOTES (cost $100,829,781).....................                   102,812,945
                                                                                                    -------------

                       RIGHTS -- 0.0%+                                                  RIGHTS
                       ------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                       Foreign Government -- 0.0%
                       United Mexican States 06/30/03(2) (cost $0).................       461,000               0
                                                                                                    -------------

---------------------


                       WARRANTS -- 0.0%+                                               WARRANTS         VALUE
                       ------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                       Foreign Government -- 0.0%
                       Republic of Venezuela 4/15/20(2) (cost $0)..................           535   $           0
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $244,086,364).............                   263,001,986
                                                                                                    -------------

                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES -- 13.0%                                   AMOUNT
                       ------------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 1.7%
                       AT&T Capital Corp. 6.25% due 5/15/01........................   $    99,000          99,077
                       CMS Energy Corp. 8.00% due 7/01/11(1).......................       191,000         190,871
                       Connecticut Light & Power Co. 7.88% due 6/01/01.............        49,000          49,218
                       Copelco Capital Funding Corp. 5.78% due 8/15/01.............        87,218          87,220
                       DaimlerChrysler NA Holding Corp. 6.63% due 9/21/01..........     1,609,000       1,621,507
                       MidAmerican Funding LLC 5.85% due 3/01/01...................       215,000         214,972
                       Sprint Capital Corp. 6.50% due 11/15/01.....................     1,135,000       1,141,299
                       Texas Utilities Co. 5.94% due 4/15/01*......................       160,000         159,917
                       Time Warner Pass Through Asset Trust 6.10% due
                         12/30/01(1)...............................................     1,202,000       1,205,125
                       Union Pacific Corp. 5.78% due 10/15/01......................       402,000         401,362
                                                                                                    -------------
                                                                                                        5,170,568
                                                                                                    -------------
                       U.S. GOVERNMENT & AGENCIES -- 11.3%
                       Federal Home Loan Bank Discount Notes 5.55% due 2/01/01.....     2,334,000       2,334,000
                       Federal Home Loan Bank Discount Notes 5.58% due 2/01/01.....     3,446,000       3,446,000
                       Federal National Mortgage Association Discount Notes 5.25%
                         due 2/01/01...............................................       955,000         955,000
                       Federal National Mortgage Association Discount Notes 5.76%
                         due 2/16/01...............................................    10,000,000       9,976,000
                       Student Loan Marketing Discount Notes 5.72% due 2/05/01*....     2,719,000       2,709,069
                       Student Loan Marketing Discount Notes 5.72% due 2/05/01*....    12,281,000      12,273,195
                       United States Treasury Notes 6.38% due 9/30/01..............     1,250,000       1,261,525
                       United States Treasury Notes 6.50% due 8/31/01..............     1,292,000       1,303,511
                                                                                                    -------------
                                                                                                       34,258,300
                                                                                                    -------------
                       TOTAL SHORT-TERM SECURITIES (cost $39,374,375)..............                    39,428,868
                                                                                                    -------------

                       TOTAL INVESTMENTS --
                         (cost $283,460,739)                          99.7%                           302,430,854
                       Other assets less liabilities --                0.3                                846,681
                                                                     ------                         -------------
                       NET ASSETS --                                 100.0%                         $ 303,277,535
                                                                     ======                         =============

              -----------------------------
               +  Non-income producing securities
               * Resale restricted to qualified institutional buyers ADR -- American Depository Receipt
              (1) Variable rate security; rate as of January 31, 2001
              (2) Fair valued security; See Note 2

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ASSET ALLOCATION PORTFOLIO          INVESTMENT PORTFOLIO -- JANUARY 31, 2001


                       COMMON STOCK 58.4%                                              SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.6%
                       Apparel & Textiles -- 0.1%
                       Nike, Inc., Class B.........................................        4,700   $     258,594

                       Automotive -- 0.4%
                       Crane Co. ..................................................       31,300         859,811
                       Ford Motor Co. .............................................       39,486       1,113,110
                       General Motors Corp. .......................................       13,788         740,416

                       Retail -- 3.1%
                       Best Buy Co., Inc.+.........................................        5,300         263,940
                       CVS Corp. ..................................................       45,700       2,705,440
                       Gap, Inc. ..................................................       12,600         410,760
                       Home Depot, Inc. ...........................................       82,800       3,990,960
                       Kroger Co. .................................................       32,000         785,600
                       May Department Stores Co. ..................................       17,400         677,730
                       Wal-Mart Stores, Inc.@ .....................................      164,900       9,366,320
                       Walgreen Co. ...............................................       51,800       2,120,692
                                                                                                   -------------
                                                                                                      23,293,373
                                                                                                   -------------
                       CONSUMER STAPLES -- 4.0%
                       Food, Beverage & Tobacco -- 2.6%
                       Anheuser-Busch Cos., Inc. ..................................       29,100       1,261,776
                       Aurora Foods, Inc.+.........................................        6,110          29,328
                       Coca-Cola Co. ..............................................       76,700       4,448,600
                       PepsiCo, Inc. ..............................................       82,100       3,618,147
                       Philip Morris Cos., Inc. ...................................      109,800       4,831,200
                       Quaker Oats Co. ............................................       13,800       1,311,000
                       W.M. Wrigley Jr. Co. .......................................       17,200       1,503,280

                       Household Products -- 1.4%
                       Avon Products, Inc. ........................................       25,800       1,091,340
                       Colgate-Palmolive Co. ......................................       54,600       3,280,368
                       Estee Lauder Cos., Inc., Class A............................       12,400         472,440
                       Gillette Co. ...............................................       19,100         603,942
                       Kimberly-Clark Corp. .......................................        8,900         576,275
                       Procter & Gamble Co. .......................................       44,200       3,175,328
                                                                                                   -------------
                                                                                                      26,203,024
                                                                                                   -------------
                       ENERGY -- 3.9%
                       Energy Services -- 0.6%
                       Baker Hughes, Inc. .........................................       15,400         636,790
                       Halliburton Co. ............................................       11,200         461,328
                       Schlumberger Ltd. ..........................................       33,000       2,534,400
                       Transocean Sedco Forex, Inc. ...............................       11,900         540,855

                       Energy Sources -- 3.3%
                       Anadarko Petroleum Corp. ...................................       41,321       2,351,165
                       Chevron Corp. ..............................................       13,500       1,124,280
                       Exxon Mobil Corp.@ .........................................      122,780      10,331,937
                       Royal Dutch Petroleum Co. ADR...............................       79,200       4,779,720
                       Texaco, Inc. ...............................................       21,600       1,326,240
                       Unocal Corp. ...............................................       43,700       1,508,524
                                                                                                   -------------
                                                                                                      25,595,239
                                                                                                   -------------

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE -- 9.6%
                       Banks -- 2.6%
                       Ambac Financial Group, Inc. ................................       64,950   $   3,618,365
                       Bank of America Corp. ......................................       34,000       1,829,880
                       Bank of New York Co., Inc. .................................       42,600       2,331,498
                       Bank One Corp. .............................................       15,700         615,440
                       M & T Bank Corp. ...........................................        9,800         669,340
                       Mellon Financial Corp. .....................................       24,900       1,160,340
                       PNC Financial Services Group................................       20,300       1,502,606
                       State Street Corp. .........................................       20,100       2,269,893
                       Wells Fargo & Co. ..........................................       59,200       3,049,392

                       Financial Services -- 6.0%
                       Charles Schwab Corp. .......................................       64,700       1,708,727
                       Citigroup, Inc.@............................................      185,666      10,391,726
                       Federal Home Loan Mortgage Corp. ...........................      119,600       7,295,600
                       Federal National Mortgage Association.......................       53,300       3,953,794
                       Household International, Inc. ..............................       18,500       1,063,380
                       J.P. Morgan Chase & Co. ....................................       14,300         786,357
                       John Hancock Financial Services, Inc. ......................       17,700         616,845
                       MBNA Corp. .................................................       82,200       2,974,818
                       Merrill Lynch & Co., Inc. ..................................       19,300       1,399,250
                       Morgan Stanley, Dean Witter & Co. ..........................       26,500       2,245,875
                       SPDR Trust Co. .............................................       34,266       4,695,127
                       Stilwell Financial, Inc. ...................................        6,800         295,528
                       The Hartford Financial Services Group, Inc. ................        8,100         498,150
                       USA Education, Inc. ........................................        9,500         596,885
                       Washington Mutual, Inc. ....................................       17,300         834,725

                       Insurance -- 1.0%
                       AFLAC, Inc. ................................................       28,100       1,657,338
                       CIGNA Corp. ................................................        4,000         444,600
                       Lincoln National Corp. .....................................       32,500       1,457,625
                       Renaissancere Holdings Ltd. ................................       15,300       1,149,795
                       XL Capital Ltd., Class A....................................       25,600       1,899,008
                                                                                                   -------------
                                                                                                      63,011,907
                                                                                                   -------------
                       HEALTHCARE -- 6.7%
                       Drugs -- 5.3%
                       American Home Products Corp. ...............................       47,100       2,783,610
                       AstraZeneca PLC.............................................        7,500         333,075
                       Bristol-Myers Squibb Co.@ ..................................       96,300       5,960,007
                       Eli Lilly & Co. ............................................       39,700       3,128,360
                       Glaxosmithkline PLC ADR+....................................       15,590         819,255
                       Merck & Co., Inc. ..........................................       59,900       4,922,582
                       Pfizer, Inc.@ ..............................................      258,375      11,665,631
                       Pharmacia Corp. ............................................       20,424       1,144,152
                       Schering-Plough Corp. ......................................       79,000       3,981,600

                       Medical Products -- 1.4%
                       Abbott Laboratories, Inc. ..................................       25,900       1,161,874
                       Amgen, Inc.+................................................       34,500       2,425,781
                       Baxter International, Inc. .................................        7,400         650,312
                       Johnson & Johnson Co. ......................................       49,000       4,563,370
                                                                                                   -------------
                                                                                                      43,539,609
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 5.1%
                       Aerospace & Military Technology -- 0.4%
                       Boeing Co. .................................................        8,600         503,100
                       United Technologies Corp. ..................................       27,000       2,024,460

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Business Services -- 0.7%
                       Agilent Technologies, Inc.+.................................            1   $          55
                       Cendant Corp.+..............................................       69,100         885,171
                       First Data Corp. ...........................................       46,900       2,851,989
                       Waste Management, Inc. .....................................       31,200         761,280

                       Electrical Equipment -- 2.2%
                       General Electric Co.@ ......................................      317,400      14,600,400

                       Machinery -- 0.3%
                       Caterpillar, Inc. ..........................................       20,900         924,198
                       Deere & Co. ................................................       19,000         815,480
                       Parker-Hannifin Corp. ......................................        4,000         175,200

                       Multi-Industry -- 1.3%
                       B.F. Goodrich Co. ..........................................       20,200         727,200
                       Honeywell International, Inc. ..............................       44,400       2,097,900
                       Minnesota Mining & Manufacturing Co. .......................       24,500       2,710,925
                       Tyco International Ltd. ....................................       53,700       3,307,920

                       Transportation -- 0.2%
                       Canadian National Railway Co. ..............................       31,500       1,164,240
                                                                                                   -------------
                                                                                                      33,549,518
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 6.5%
                       Broadcasting & Media -- 4.6%
                       AOL Time Warner, Inc.+@.....................................      187,600       9,860,256
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............      153,280       2,590,432
                       Belo Corp., Class A ........................................       84,400       1,592,628
                       Cablevision Systems Corp., Class A+.........................       11,600       1,015,116
                       Clear Channel Communications, Inc.+.........................       25,632       1,671,463
                       Comcast Corp., Class A+.....................................       40,200       1,721,063
                       Crown Castle International Corp.+#..........................       24,400         681,675
                       EchoStar Communications Corp., Class A+.....................       20,200         623,675
                       Gannett Co., Inc. ..........................................        7,900         500,860
                       Infinity Broadcasting Corp., Class A+.......................       49,300       1,614,575
                       New York Times Co., Class A.................................       19,400         845,646
                       Tribune Co. ................................................       11,700         471,627
                       Univision Communications, Inc., Class A+....................       23,400         997,542
                       USA Networks, Inc.+.........................................       21,500         428,656
                       Valassis Communications, Inc.+..............................       41,850       1,408,253
                       Viacom, Inc., Class B+......................................       76,812       4,240,022

                       Leisure & Tourism -- 1.9%
                       Harrah's Entertainment, Inc.+...............................       71,130       2,089,799
                       Marriott International, Inc., Class A.......................       45,500       2,100,280
                       McDonald's Corp. ...........................................       72,700       2,133,745
                       Sabre Holdings Corp. .......................................       19,000         826,310
                       Southwest Airlines Co. .....................................       44,500       1,394,185
                       Starwood Hotels & Resorts Worldwide, Inc., Class B..........       37,200       1,432,200
                       Walt Disney Co. ............................................       70,600       2,149,770
                                                                                                   -------------
                                                                                                      42,389,778
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 14.7%
                       Communication Equipment -- 0.5%
                       Juniper Networks, Inc.+.....................................        1,900         202,706
                       Motorola, Inc. .............................................       32,165         733,684
                       QUALCOMM, Inc.+.............................................       26,000       2,185,625

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment -- 4.9%
                       Cisco Systems, Inc.+@.......................................      239,000   $   8,947,562
                       Compaq Computer Corp. ......................................       37,700         893,867
                       Dell Computer Corp.+........................................       78,300       2,045,588
                       EMC Corp.+..................................................      100,500       7,636,995
                       Hewlett-Packard Co. ........................................       52,700       1,936,198
                       International Business Machines Corp. ......................       54,000       6,048,000
                       Sun Microsystems, Inc.+.....................................      137,900       4,214,569

                       Computer Services -- 1.0%
                       CheckFree Corp.+............................................       10,400         575,250
                       Electronic Data Systems Corp. ..............................       16,000         890,400
                       Oracle Corp.+...............................................      181,800       5,294,925

                       Computer Software -- 2.6%
                       Automatic Data Processing, Inc. ............................       32,300       1,933,478
                       E.piphany, Inc.+............................................        7,500         293,437
                       Intuit, Inc.+...............................................        8,100         319,950
                       Microsoft Corp.+@...........................................      209,200      12,774,275
                       Siebel Systems, Inc.+.......................................        6,700         444,294
                       VERITAS Software Corp.+.....................................       15,550       1,475,306

                       Electronics -- 2.5%
                       Analog Devices, Inc.+.......................................        5,000         313,000
                       Applied Materials, Inc.+....................................       15,700         789,906
                       Broadcom Corp., Class A+....................................        3,400         373,788
                       Emerson Electric Co. .......................................        7,200         547,200
                       Energizer Holdings, Inc.+...................................       48,466       1,192,264
                       Intel Corp.@ ...............................................      209,500       7,751,500
                       JDS Uniphase Corp.+.........................................       30,740       1,684,936
                       PMC-Sierra, Inc.+...........................................        5,800         438,262
                       Solectron Corp.+............................................       10,800         430,380
                       Texas Instruments, Inc. ....................................       42,700       1,870,260
                       Xilinx, Inc.+...............................................       20,400       1,101,600

                       Internet Content -- 0.2%
                       Yahoo!, Inc.+...............................................       24,800         925,350

                       Internet Software -- 0.1%
                       S1 Corp.+...................................................       10,100         101,631
                       VeriSign, Inc.+.............................................       10,895         800,783

                       Telecommunications -- 2.9%
                       American Tower Corp., Class A+..............................        8,500         307,700
                       AT&T Corp. .................................................       78,823       1,890,964
                       Avaya, Inc.+................................................            1              17
                       Corning, Inc.@ .............................................       20,100       1,139,871
                       General Motors Corp., Class H...............................       69,994       1,958,432
                       Lucent Technologies, Inc. ..................................       42,800         796,080
                       Nortel Networks Corp. ......................................       95,600       3,654,788
                       Qwest Communications International, Inc.+...................       56,400       2,375,568
                       Sprint Corp. (PCS Group)+...................................       49,600       1,512,800
                       Verizon Communications, Inc. ...............................       93,882       5,158,816
                                                                                                   -------------
                                                                                                      95,962,005
                                                                                                   -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       MATERIALS -- 1.6%
                       Chemicals -- 0.6%
                       Dow Chemical Co. ...........................................       37,080   $   1,271,844
                       du Pont (E.I.) de Nemours & Co. ............................       59,283       2,591,260

                       Forest Products -- 0.8%
                       Bowater, Inc. ..............................................       31,200       1,645,800
                       International Paper Co. ....................................       67,600       2,612,740
                       Weyerhaeuser Co. ...........................................       12,400         651,000

                       Metals & Minerals -- 0.2%
                       Alcoa, Inc. ................................................       39,600       1,454,904
                                                                                                   -------------
                                                                                                      10,227,548
                                                                                                   -------------
                       UTILITIES -- 2.7%
                       Electric Utilities -- 1.1%
                       AES Corp. ..................................................       40,900       2,357,067
                       Duke Energy Corp. ..........................................       19,600         716,772
                       Energy East Corp. ..........................................       35,400         656,670
                       Entergy Corp. ..............................................       21,500         761,530
                       Exelon Corp. ...............................................       12,325         745,786
                       FPL Group, Inc. ............................................       16,200         939,600
                       Niagara Mohawk Holdings, Inc. ..............................       51,800         897,694
                       Southern Co. ...............................................       15,300         446,454

                       Gas & Pipeline Utilities -- 0.2%
                       El Paso Energy Corp. .......................................        4,300         270,470
                       Enron Corp. ................................................       11,700         936,000

                       Telephone -- 1.4%
                       BellSouth Corp. ............................................       27,700       1,167,555
                       SBC Communications, Inc. ...................................      119,126       5,759,742
                       Sprint Corp. ...............................................       26,200         649,760
                       WorldCom, Inc.+.............................................       71,200       1,535,250
                                                                                                   -------------
                                                                                                      17,840,350
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $363,233,228)......................                  381,612,351
                                                                                                   -------------
                       PREFERRED STOCK 0.1%
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.1%
                       Broadcasting & Media -- 0.1%
                       CSC Holdings, Inc. Series M 11.13%(1) (cost $299,457).......        3,104         341,439
                                                                                                   -------------
                                                                                      PRINCIPAL
                       BONDS & NOTES 38.5%                                             AMOUNT
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.6%
                       Automotive -- 0.5%
                       DaimlerChrysler AG 7.45% 2027...............................  $   185,000         171,218
                       DaimlerChrysler NA Holdings 6.90% 2004......................      265,000         265,212
                       Ford Motor Co. 6.63% 2028...................................      800,000         713,480
                       Lear Corp. 9.50% 2006.......................................      500,000         488,210
                       TRW, Inc. 6.63% 2004........................................    1,425,000       1,390,392

                       Retail -- 0.1%
                       Federated Department Stores, Inc. 8.50% 2003................      650,000         680,401
                                                                                                   -------------
                                                                                                       3,708,913
                                                                                                   -------------

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER STAPLES -- 0.9%
                       Food, Beverage & Tobacco -- 0.9%
                       Ahold Finance USA, Inc. 8.25% 2010..........................  $   335,000   $     362,289
                       Aurora Foods, Inc., Series B 9.88% 2007.....................      160,000         110,400
                       Aurora Foods, Inc., Series E 8.75% 2008.....................      185,000         120,250
                       Fred Meyer, Inc. 7.45% 2008.................................      800,000         834,536
                       Keebler Corp. 10.75% 2006...................................      500,000         531,875
                       Philip Morris Cos., Inc. 6.95% 2006.........................      465,000         475,765
                       Philip Morris Cos., Inc. 7.00% 2005.........................      800,000         820,560
                       Philip Morris Cos., Inc. 7.50% 2004.........................      920,000         951,970
                       R.J. Reynolds Tobacco Holdings, Inc., Series B 7.38% 2003...      770,000         762,490
                       Safeway, Inc. 6.05% 2003....................................      530,000         531,993
                                                                                                   -------------
                                                                                                       5,502,128
                                                                                                   -------------
                       ENERGY -- 0.4%

                       Energy Sources -- 0.4%
                       Gulf Canada Resources Ltd. 9.25% 2004.......................      490,000         495,792
                       Gulf Canada Resources Ltd. 9.63% 2005.......................      375,000         403,125
                       Occidental Petroleum Corp. 7.20% 2028.......................      315,000         309,919
                       Occidental Petroleum Corp. 7.65% 2006.......................      745,000         788,128
                       Petroleos Mexicanos 9.50% 2027..............................      300,000         314,250
                       Phillips Petroleum Co. 8.50% 2005...........................      450,000         491,899
                                                                                                   -------------
                                                                                                       2,803,113
                                                                                                   -------------
                       FINANCE -- 7.2%
                       Banks -- 2.3%
                       Bank of America Corp. 7.25% 2025............................    1,050,000       1,017,534
                       Capital One Bank 6.38% 2003.................................    1,100,000       1,090,144
                       Capital One Bank 6.65% 2004.................................      600,000         591,540
                       First Union Corp. 7.10% 2004................................      400,000         410,480
                       First Union National Bank Commercial Mortgage Trust 7.20%
                         2001......................................................    2,500,000       2,638,663
                       Hanvit Bank 11.75% 2010(2)(4)...............................      250,000         253,750
                       Hanvit Bank 11.75% 2010*(2).................................      240,000         242,090
                       HSBC Holdings PLC 7.50% 2009................................      295,000         313,470
                       National Westminster Bank 7.38% 2009........................      690,000         725,535
                       Providian National Bank 6.65% 2004..........................      500,000         490,620
                       Wells Fargo & Co. 6.63% 2004................................    1,185,000       1,212,687
                       Wells Fargo Bank 7.80% 2010(2)..............................      800,000         845,744
                       WFS Financial Owner Trust 7.84% 2006........................    5,000,000       5,265,076

                       Financial Services -- 4.7%
                       Aames Mortgage Trust 7.18% 2028.............................    2,000,000       2,061,875
                       Asset Securitization Corp. 7.49% 2029.......................    1,450,000       1,543,879
                       Chemical Master Credit Card Trust 1 5.98% 2008..............    1,610,000       1,619,048
                       Citibank Credit Card Issuance Trust 6.88% 2009..............    4,500,000       4,716,736
                       Citicorp 8.00% 2003.........................................      750,000         784,853
                       Countrywide Capital Corp., Series B 8.05% 2027..............    1,300,000       1,222,338
                       Countrywide Funding Corp., Series B 6.97% 2003..............    1,000,000       1,020,880
                       Countrywide Funding Corp., Series F 6.45% 2003..............      300,000         303,072
                       Countrywide Funding Corp., Series F 6.70% 2005..............      300,000         303,777
                       Credit Suisse First Boston Mortgage Securities Corp. 6.55%
                         2007......................................................    2,000,000       2,045,154
                       Credit Suisse First Boston Mortgage Securities Corp. 6.91%
                         2008......................................................    2,258,741       2,342,414
                       Discover Card Master Trust I 6.43% 2013(2)..................      700,000         697,375
                       First Union-Lehman Brothers Commercial Mortgage Trust 6.60%
                         2007......................................................    2,250,000       2,307,524
                       Fleet Financial Group, Inc. 6.88% 2028......................      300,000         291,018
                       Ford Motor Credit Co. 6.00% 2003............................      815,000         818,464
                       Ford Motor Credit Co. 6.70% 2004............................      420,000         427,509
                       General Motors Acceptance Corp. 5.75% 2003..................    1,320,000       1,311,143
                       General Motors Acceptance Corp. 6.38% 2004..................    1,325,000       1,328,511
                       General Motors Acceptance Corp. 7.48% 2003..................    1,400,000       1,443,185
                       Household Finance Corp. 6.00% 2004..........................    1,440,000       1,426,147
                       NWA Trust, Series A 8.26% 2006..............................      189,525         196,228

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       PTC International Finance zero coupon 2007(3)(4)............  $   550,000   $     368,500
                       Qwest Capital Funding, Inc. 7.75% 2006*.....................      525,000         552,069
                       RBF Finance Co. 11.38% 2009.................................      250,000         293,750
                       U.S. West Capital Funding, Inc. 6.88% 2028..................      475,000         446,481
                       Verizon Global Funding Corp. 6.75% 2005*....................      540,000         555,169
                       Verizon Global Funding Corp. 7.25% 2010*....................      500,000         523,660

                       Insurance -- 0.2%
                       AXA Financial, Inc. 7.75% 2010..............................      645,000         701,283
                       Conseco, Inc. 8.50% 2002....................................      465,000         439,425
                                                                                                   -------------
                                                                                                      47,188,800
                                                                                                   -------------
                       HEALTHCARE -- 0.1%
                       Health Services -- 0.1%
                       HCA-The Healthcare Co. 8.75% 2010...........................      250,000         265,000
                       Tenet Healthcare Corp. 8.00% 2005...........................      430,000         437,525
                                                                                                   -------------
                                                                                                         702,525
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 1.2%
                       Aerospace & Military Technology -- 0.2%
                       Raytheon Co. 5.70% 2003.....................................    1,200,000       1,181,844

                       Business Services -- 0.4%
                       Allied Waste North America, Inc., Series B 7.63% 2006.......      500,000         485,000
                       Allied Waste North America, Inc., Series B 10.00% 2009......      250,000         252,500
                       Comdisco Inc. 6.13% 2003....................................    1,125,000         933,750
                       Hertz Corp. 7.00% 2003......................................      750,000         757,523
                       United Rentals, Inc., Series B 8.80% 2008...................      500,000         437,500
                       WESCO Distribution, Inc., Series B 9.13% 2008...............      250,000         228,750

                       Machinery -- 0.1%
                       Hayes Lemmerz International, Inc. 11.00% 2006...............      500,000         387,500

                       Multi-Industry -- 0.4%
                       Fisher Scientific International, Inc. 9.00% 2008............      750,000         738,750
                       Tyco International Group SA 5.88% 2004......................    1,765,000       1,753,288

                       Transportation -- 0.1%
                       MRS Logistica SA 10.63% 2005*...............................      110,000          99,550
                       MRS Logistica SA, Series B 10.63% 2005......................      180,000         159,621
                       Newport News Shipbuilding, Inc. 8.63% 2006..................      500,000         501,250
                       Newport News Shipbuilding, Inc. 9.25% 2006..................      125,000         126,250
                                                                                                   -------------
                                                                                                       8,043,076
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 2.2%
                       Broadcasting & Media -- 1.4%
                       Adelphia Communications Corp. 7.88% 2009....................      250,000         225,000
                       Adelphia Communications Corp. 9.38% 2009....................      250,000         240,000
                       Century Communications Corp. 9.75% 2002.....................      250,000         250,000
                       Chancellor Media Corp. 8.00% 2008...........................      250,000         254,687
                       Chancellor Media Corp., Series B 8.13% 2007.................      500,000         510,000
                       Crown Castle International Corp. zero coupon 2011#(3).......      250,000         177,500
                       Crown Castle International Corp. zero coupon 2011#(3).......      750,000         528,750
                       Lenfest Communications, Inc. 8.25% 2008.....................      500,000         526,875
                       Lenfest Communications, Inc. 8.38% 2005.....................      640,000         692,384
                       News America Holdings, Inc. 8.00% 2016......................      135,000         129,452
                       News America, Inc. 7.25% 2018...............................      200,000         187,676
                       Rogers Cablesystems Ltd. 9.63% 2002.........................      440,000         453,200
                       Time Warner, Inc. 6.85% 2026................................    1,750,000       1,769,495
                       Time Warner, Inc. 8.18% 2007................................      600,000         653,352
                       Viacom, Inc. 6.75% 2003.....................................    2,020,000       2,044,361
                       Viacom, Inc. 7.70% 2010.....................................      325,000         345,595

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Cable -- 0.3%
                       Charter Communications Holdings LLC zero coupon 2011(3).....  $   750,000   $     502,500
                       Comcast UK Cable Partners Ltd. 11.20% 2007(2)...............      500,000         470,000
                       Telewest Communications PLC zero coupon 2009(3).............      250,000         137,500
                       Telewest Communications PLC zero coupon 2010(3).............      500,000         275,000
                       Telewest Communications PLC 11.00% 2007.....................      625,000         604,687

                       Leisure & Tourism -- 0.5%
                       Continental Airlines, Inc. 6.54% 2009.......................      372,325         366,826
                       Continental Airlines, Inc. 7.71% 2021.......................      300,000         312,429
                       MGM Mirage, Inc. 8.38% 2011.................................      500,000         498,750
                       Northwest Airlines, Inc. 8.97% 2015.........................    1,249,000       1,329,560
                       Premier Parks, Inc. 9.50% 2009..............................      500,000         496,570
                                                                                                   -------------
                                                                                                      13,982,149
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 1.5%

                       Electronics -- 0.1%
                       Flextronics International Ltd. 9.88% 2010*..................      250,000         265,625
                       Metromedia Fiber Network, Inc. 10.00% 2009..................      250,000         232,500

                       Telecommunications -- 1.4%
                       Alaska Communications Systems Holdings, Inc. 9.38% 2009.....      375,000         356,250
                       Alltel Corp. 7.13% 2003.....................................    1,330,000       1,361,335
                       American Tower Corp. 9.38% 2009*............................      250,000         252,812
                       Cox Communications, Inc. 6.40% 2008.........................      255,000         250,573
                       Cox Communications, Inc. 6.80% 2028.........................      350,000         318,514
                       Cox Communications, Inc. 7.50% 2004.........................      440,000         458,427
                       Cox Communications, Inc. 7.75% 2006.........................      155,000         163,931
                       Global Crossing Holdings Ltd. 9.13% 2006....................      375,000         381,094
                       Insight Midwest LP 10.50% 2010*.............................      250,000         267,500
                       Intermedia Communications, Inc., Series B zero coupon
                         2007(3)...................................................      250,000         198,750
                       Intermedia Communications, Inc., Series B 8.60% 2008........      500,000         455,000
                       Level 3 Communications, Inc. 11.00% 2008....................      625,000         607,813
                       McLeodUSA, Inc. 8.13% 2009..................................      250,000         232,500
                       Metronet Communications Corp. zero coupon 2008(3)...........      585,000         480,999
                       Nextel Communications, Inc. 9.38% 2009......................      500,000         492,500
                       Nextel Communications, Inc. 9.50% 2011......................      250,000         250,000
                       Orange PLC 9.00% 2009.......................................      750,000         781,875
                       PanAmSat Corp. 6.13% 2005...................................      605,000         574,841
                       Price Communications Wireless, Inc., Series B 9.13% 2006....      750,000         772,500
                       Tele-Communications, Inc. 8.25% 2003........................      500,000         520,090
                       Tele-Communications, Inc. 9.65% 2003........................      225,000         235,375
                                                                                                   -------------
                                                                                                       9,910,804
                                                                                                   -------------
                       MATERIALS -- 0.3%
                       Chemicals -- 0.1%
                       Huntsman ICI Chemicals LLC 10.13% 2009......................      250,000         257,500
                       Lyondell Chemical Co., Series B 9.88% 2007..................      500,000         511,250

                       Forest Products -- 0.2%
                       Grupo Industrial Durango SA de CV 12.63% 2003(4)............      260,000         266,175
                       Riverwood International Corp. 10.25% 2006...................      250,000         252,500
                       Riverwood International Corp. 10.63% 2007...................      250,000         257,500
                       SD Warren Co. 14.00% 2006...................................      500,000         545,000
                                                                                                   -------------
                                                                                                       2,089,925
                                                                                                   -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 2.1%
                       Foreign Government -- 2.1%
                       Government of New Zealand 8.00% 2006.................... NZD    6,700,000       3,265,696
                       Province of Quebec 5.74% 2026(2)............................      265,000         285,659
                       Province of Quebec 7.50% 2023...............................    2,135,000       2,324,503
                       Province of Saskatchewan 8.50% 2022.........................      220,000         258,577

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS (continued)
                       Foreign Government (continued)
                       Republic of Argentina 11.75% 2003...........................  $   260,000   $     264,973
                       Republic of Argentina 11.75% 2015...........................      260,000         252,538
                       Republic of Brazil 8.00% 2014...............................      677,276         549,439
                       Republic of Brazil 12.25% 2030(4)...........................      330,000         318,244
                       Republic of Bulgaria 6.31% 2011(2)..........................      250,000         195,625
                       Republic of Bulgaria, Series A 3.00% 2012(2)................      470,000         360,794
                       Republic of Panama 7.73% 2002...............................      782,375         782,375
                       Republic of Panama 7.88% 2002...............................      280,000         280,952
                       Republic of Panama 9.38% 2029...............................      510,000         509,133
                       Republic of Panama 10.75% 2020..............................      400,000         405,320
                       Republic of Philippines 10.63% 2025.........................      590,000         507,400
                       Republic of Poland 3.75% 2024(2)............................       30,000          20,737
                       Republic of Poland 6.00% 2014(2)............................       30,000          29,334
                       Republic of Poland 6.00% 2014(2)............................       30,000          29,214
                       Republic of Venezuela 7.38% 2018(2).........................      499,995         424,371
                       Russian Federation 2.50% 2030(2)............................      400,000         168,500
                       Russian Federation 2.50% 2030*(2)...........................      630,000         264,991
                       Russian Federation 8.25% 2010...............................      220,000         152,196
                       Russian Federation 8.75% 2005...............................      340,000         283,050
                       State of Qatar 9.50% 2009...................................      150,000         161,816
                       State of Qatar 9.75% 2030...................................      640,000         669,440
                       State of Qatar 9.75% 2030*..................................      200,000         208,500
                       United Mexican States 8.50% 2006............................      260,000         267,397
                       United Mexican States 9.88% 2010............................      300,000         322,950
                                                                                                   -------------
                                                                                                      13,563,724
                                                                                                   -------------
                       REAL ESTATE -- 0.2%
                       Real Estate Investment Trusts -- 0.2%
                       Liberty Property LP 7.10% 2004..............................      215,000         215,520
                       Simon Property Group LP 6.63% 2003..........................    1,200,000       1,189,020
                                                                                                   -------------
                                                                                                       1,404,540
                                                                                                   -------------
                       U.S. GOVERNMENT & AGENCIES -- 21.0%
                       U.S. Government & Agencies -- 21.0%
                       Federal Home Loan Mortgage Corp. 7.00% 2027.................    1,946,649       1,970,982
                       Federal Home Loan Mortgage Corp. 7.00% 2030.................        4,943           5,002
                       Federal Home Loan Mortgage Corp. 7.50% 2030.................      999,320       1,022,115
                       Federal Home Loan Mortgage Corp. 7.50% 2030.................      999,343       1,022,138
                       Federal Home Loan Mortgage Corp. 7.50% 2030.................      999,311       1,022,105
                       Federal Home Loan Mortgage Corp. 7.50% 2031.................    1,000,000       1,022,810
                       Federal Home Loan Mortgage Corp. 7.50% 2031.................    1,000,000       1,022,810
                       Federal Home Loan Mortgage Corp. 8.00% 2030.................    1,965,371       2,026,789
                       Federal Home Loan Mortgage Corp. 8.00% 2030.................      498,609         514,190
                       Federal Home Loan Mortgage Corp. 8.00% 2030.................      759,456         783,189
                       Federal National Mortgage Association 4.55% 2023(2).........    1,500,000       1,334,520
                       Federal National Mortgage Association 6.07% 2009(2).........    4,003,857       3,935,031
                       Federal National Mortgage Association 6.35% 2023............    1,800,000       1,774,116
                       Federal National Mortgage Association 6.50% 2025............      362,847         362,052
                       Federal National Mortgage Association 6.50% 2025............      507,457         506,346
                       Federal National Mortgage Association 6.50% 2026............      145,415         145,096
                       Federal National Mortgage Association 6.50% 2026............      473,685         472,349
                       Federal National Mortgage Association 6.50% 2027............       41,687          41,543
                       Federal National Mortgage Association 6.50% TBA.............    3,000,000       2,981,250
                       Federal National Mortgage Association 7.00% 2029............      776,112         784,354
                       Federal National Mortgage Association 7.00% 2029............      174,707         176,562
                       Federal National Mortgage Association 7.00% 2031............    1,000,000       1,010,620
                       Federal National Mortgage Association 7.25% 2010............    2,500,000       2,744,525
                       Federal National Mortgage Association 7.50% 2030............    1,000,000       1,022,501
                       Federal National Mortgage Association 7.50% 2031............    1,000,000       1,022,500

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Government & Agencies (continued)
                       Federal National Mortgage Association 7.50% 2031............  $ 2,000,000   $   2,045,000
                       Federal National Mortgage Association 7.50% TBA.............    5,000,000       5,142,200
                       Federal National Mortgage Association 7.50% TBA.............   26,000,000      26,585,000
                       Federal National Mortgage Association 8.00% 2015............      630,809         653,279
                       Federal National Mortgage Association 8.00% 2015............      264,785         272,313
                       Federal National Mortgage Association 8.00% 2015............      642,122         664,994
                       Federal National Mortgage Association 8.00% 2015............    3,241,295       3,356,750
                       Federal National Mortgage Association 8.00% 2015............    1,056,923       1,094,571
                       Federal National Mortgage Association 8.00% 2015............      758,706         785,731
                       Federal National Mortgage Association 8.00% 2015............      697,645         722,495
                       Federal National Mortgage Association 8.00% 2016............      128,847         133,437
                       Federal National Mortgage Association 8.50% 2030............       60,341          62,886
                       Government National Mortgage Association 6.50% 2023.........       26,552          26,660
                       Government National Mortgage Association 6.50% 2023.........      123,885         124,309
                       Government National Mortgage Association 6.50% 2023.........      121,651         122,145
                       Government National Mortgage Association 6.50% 2023.........      309,553         310,809
                       Government National Mortgage Association 6.50% 2023.........       16,488          16,555
                       Government National Mortgage Association 6.50% 2023.........       18,918          18,995
                       Government National Mortgage Association 6.50% 2023.........      934,596         938,391
                       Government National Mortgage Association 6.50% 2023.........      259,831         260,886
                       Government National Mortgage Association 6.50% 2023.........       65,036          65,259
                       Government National Mortgage Association 6.50% 2023.........      205,471         206,306
                       Government National Mortgage Association 6.50% 2023.........      311,560         312,825
                       Government National Mortgage Association 6.50% 2023.........       29,336          29,455
                       Government National Mortgage Association 6.50% 2023.........       51,163          51,338
                       Government National Mortgage Association 6.50% 2023.........       17,289          17,359
                       Government National Mortgage Association 6.50% 2023.........       49,723          49,925
                       Government National Mortgage Association 6.50% 2023.........      196,203         197,000
                       Government National Mortgage Association 6.50% 2023.........      200,782         201,597
                       Government National Mortgage Association 6.50% 2023.........       19,908          19,989
                       Government National Mortgage Association 6.50% 2023.........      262,103         263,167
                       Government National Mortgage Association 6.50% 2023.........      279,126         280,259
                       Government National Mortgage Association 6.50% 2023.........       25,156          25,258
                       Government National Mortgage Association 6.50% 2023.........      894,584         898,216
                       Government National Mortgage Association 6.50% 2023.........      275,004         276,121
                       Government National Mortgage Association 6.50% 2023.........       11,919          11,967
                       Government National Mortgage Association 6.50% 2023.........      202,628         203,322
                       Government National Mortgage Association 6.50% 2023.........      114,265         114,729
                       Government National Mortgage Association 6.50% 2023.........    1,502,400       1,507,544
                       Government National Mortgage Association 6.50% 2023.........       63,212          63,469
                       Government National Mortgage Association 6.50% 2023.........    2,387,579       2,397,273
                       Government National Mortgage Association 6.50% 2023.........       29,933          30,054
                       Government National Mortgage Association 6.50% 2023.........       56,437          56,666
                       Government National Mortgage Association 6.50% 2023.........      198,457         199,262
                       Government National Mortgage Association 6.50% 2023.........      223,166         223,930
                       Government National Mortgage Association 6.50% 2023.........      189,633         190,403
                       Government National Mortgage Association 6.50% 2023.........    1,051,015       1,055,282
                       Government National Mortgage Association 6.50% 2023.........       26,728          26,837
                       Government National Mortgage Association 6.50% 2023.........       14,210          14,268
                       Government National Mortgage Association 6.50% 2023.........       30,692          30,816
                       Government National Mortgage Association 6.50% 2024.........      835,345         838,737
                       Government National Mortgage Association 6.50% 2024.........      236,048         236,700
                       Government National Mortgage Association 6.50% 2024.........      113,286         113,746
                       Government National Mortgage Association 6.50% 2024.........       24,538          24,638
                       Government National Mortgage Association 6.50% 2024.........      881,946         885,527
                       Government National Mortgage Association 6.50% 2024.........      125,140         125,486
                       Government National Mortgage Association 6.50% 2024.........      195,896         196,568
                       Government National Mortgage Association 6.50% 2024.........       29,010          29,110
                       Government National Mortgage Association 6.50% 2024.........      196,233         196,907
                       Government National Mortgage Association 6.50% 2024.........      114,906         115,300

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Government & Agencies (continued)
                       Government National Mortgage Association 6.50% 2024.........  $   118,621   $     119,027
                       Government National Mortgage Association 6.50% 2024.........      302,786         303,824
                       Government National Mortgage Association 6.50% 2024.........      111,425         111,732
                       Government National Mortgage Association 6.50% 2027.........      244,813         243,819
                       Government National Mortgage Association 6.50% 2027.........      745,890         746,353
                       Government National Mortgage Association 6.50% 2028.........      347,811         346,072
                       Government National Mortgage Association 6.50% 2028.........      850,901         846,646
                       Government National Mortgage Association 6.50% 2028.........      172,012         171,152
                       Government National Mortgage Association 6.50% 2029.........      194,809         193,835
                       Government National Mortgage Association 6.50% 2029.........      296,607         295,032
                       Government National Mortgage Association 6.50% 2029.........      248,866         247,545
                       Government National Mortgage Association 7.00% 2022.........      285,778         291,402
                       Government National Mortgage Association 7.00% 2022.........       51,216          52,224
                       Government National Mortgage Association 7.00% 2023.........       98,514         100,423
                       Government National Mortgage Association 7.00% 2023.........       14,193          14,468
                       Government National Mortgage Association 7.00% 2023.........       76,058          77,529
                       Government National Mortgage Association 7.00% 2023.........      113,480         115,678
                       Government National Mortgage Association 7.00% 2023.........      298,066         303,840
                       Government National Mortgage Association 7.00% 2028.........      390,023         395,998
                       Government National Mortgage Association 7.00% 2028.........      630,191         639,846
                       Government National Mortgage Association 7.00% 2028.........      609,878         619,221
                       Government National Mortgage Association 7.00% 2028.........      369,709         375,373
                       Government National Mortgage Association 7.50% TBA..........   12,000,000      12,311,280
                       United States Treasury Bond strip zero coupon 2008..........    4,300,000       2,967,903
                       United States Treasury Bond strip zero coupon 2009..........    1,550,000       1,023,140
                       United States Treasury Bond strip zero coupon 2009..........    5,500,000       3,416,270
                       United States Treasury Bond strip zero coupon 2014..........      980,000         476,976
                       United States Treasury Bond strip zero coupon 2017..........       50,000          19,423
                       United States Treasury Bond strip zero coupon 2019..........       40,000          13,653
                       United States Treasury Bond strip zero coupon 2021..........    4,040,000       1,217,494
                       United States Treasury Bond strip zero coupon 2024..........    5,860,000       1,507,719
                       United States Treasury Bond strip zero coupon 2025..........    7,800,000       1,926,834
                       United States Treasury Bond strip zero coupon 2026..........    3,730,000         872,596
                       United States Treasury Bonds 6.88% 2025@....................    1,300,000       1,511,458
                       United States Treasury Bonds 7.88% 2021@....................    1,600,000       2,028,496
                       United States Treasury Bonds 8.75% 2020@....................    3,040,000       4,161,487
                       United States Treasury Bonds 8.88% 2017@....................    9,400,000      12,728,164
                       United States Treasury Notes 5.75% 2002@....................      500,000         508,515
                                                                                                   -------------
                                                                                                     137,147,963
                                                                                                   -------------
                       UTILITIES -- 0.8%
                       Electric Utilities -- 0.4%
                       Calenergy Co., Inc. 7.23% 2005..............................      685,000         705,680
                       Niagara Mohawk Power Corp. 6.88% 2003.......................      870,000         883,920
                       Niagara Mohawk Power Corp. 7.38% 2003.......................      210,000         216,596
                       Viasystems Inc. 9.75% 2007..................................      500,000         420,000

                       Gas & Pipeline Utilities -- 0.3%
                       Keyspan Corp. 7.25% 2005....................................      275,000         289,531
                       Williams Cos., Inc. 6.13% 2002..............................    1,875,000       1,878,338

                       Telephone -- 0.1%
                       Deutsche Telekom International Finance 7.75% 2005...........      875,000         905,809
                                                                                                   -------------
                                                                                                       5,299,874
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $246,115,561).....................                  251,347,534
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $609,648,246).............                  633,301,324
                                                                                                   -------------

---------------------


                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 1.3%                                    AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 1.3%
                       Autoflow Grantor Trust 7.48% due 1/15/02....................  $    23,565   $      23,591
                       Continental Bank NA, Series XW 12.50% due 4/01/01...........      450,000         454,837
                       EOP Operating LP 6.38% due 1/15/02..........................    1,000,000       1,003,810
                       Hospital Corp. of America zero coupon due 6/01/01...........      750,000         730,192
                       Kerr-McGee Corp. 10.00% due 4/01/01.........................      100,000         100,528
                       Long Island Savings Bank 6.20% due 4/02/01..................    1,500,000       1,498,605
                       Paramount Communications, Inc. 7.50% due 1/15/02............      200,000         202,400
                       Providian National Bank 6.25% due 5/07/01...................      350,000         349,780
                       Russia Min Finance 9.25% due 11/27/01.......................      420,000         418,803
                       Safeway, Inc. 5.88% due 11/15/01............................      310,000         310,815
                       U.S. West Capital Funding, Inc. 6.88% due 8/15/01...........    1,500,000       1,508,355
                       Waste Management, Inc. 7.13% due 6/15/01....................    1,235,000       1,236,556
                       Westinghouse Electric Corp. 8.88% due 6/01/01...............      740,000         747,578
                       Worldcom, Inc. 6.13% due 8/15/01............................      200,000         200,430
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $8,746,494)...............                    8,786,280
                                                                                                   -------------

                       REPURCHASE AGREEMENT -- 7.4%
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 7.4%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 5.65%, dated 1/31/01 to be repurchased 2/01/01 in the amount of $48,395,594 and collateralized by
                         $38,265,000 U.S. Treasury Bond, bearing interest at 7.63%, due 2/15/25 and having an approximate value of
                         $49,361,850@
                         (cost $48,388,000)........................................   48,388,000      48,388,000
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $666,782,740)                           105.7%                        690,475,604
                       Liabilities in excess of other assets --         (5.7)                        (37,165,962)
                                                                       ------                      -------------
                       NET ASSETS --                                   100.0%                      $ 653,309,642
                                                                       ======                      =============

              -----------------------------

               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
               # Security represents an investment in an affiliated company
              ADR -- American Depository Receipt
              TBA -- Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
              (1) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash
              (2) Variable rate security; rate as of January 31, 2001
              (3) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (4) Fair valued security; See Note 2

                                                           ---------------------

               @ The security or a portion thereof represents collateral for the following open futures contracts:

                                                          OPEN FUTURES CONTRACTS
                       ---------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
                       NUMBER OF                        EXPIRATION     VALUE AT      VALUE AS OF       APPRECIATION/
                       CONTRACTS     DESCRIPTION           DATE       TRADE DATE    JANUARY 31, 2001   DEPRECIATION
                       ---------------------------------------------------------------------------------------------
                         34 Long  S&P 500 Index       March 2001      $11,792,220     $11,669,650       $  (122,570)
                          5 Long  U.S. Long Bond      March 2001          522,356         520,300            (2,056)
                        138 Long  U.S. 2 Year Note    March 2001       27,791,594      28,237,560           445,966
                        218 Long  U.S. 10 Year Note   March 2001       22,345,578      22,937,960           592,382
                       364 Short  U.S. 5 Year Note    March 2001       36,830,885      37,888,760        (1,057,875)
                         33 Long  90 Day Euro Future  December 2003     7,657,126       7,769,850           112,724
                         33 Long  90 Day Euro Future  September 2003    7,661,663       7,779,750           118,087
                         33 Long  90 Day Euro Future  September 2002    7,659,126       7,806,150           147,024
                         33 Long  90 Day Euro Future  June 2004         7,658,276       7,765,725           107,449
                         33 Long  90 Day Euro Future  June 2003         7,661,214       7,784,700           123,486
                         33 Long  90 Day Euro Future  March 2004        7,661,163       7,770,675           109,512
                         33 Long  90 Day Euro Future  March 2003        7,661,213       7,790,475           129,262
                         33 Long  90 Day Euro Future  December 2002     7,656,238       7,792,950           136,712
                                                                                                        -----------
                                  Net Unrealized Appreciation.......................................    $   840,103
                                                                                                        ===========

                       OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       ---------------------------------------------------------------
                           CONTRACT              IN         DELIVERY  GROSS UNREALIZED
                          TO DELIVER        EXCHANGE FOR      DATE      APPRECIATION
                       ---------------------------------------------------------------
                       USD*      112,614  NZD      268,000  02/16/01    $     6,008
                                                                        ------------


                                                                     GROSS UNREALIZED
                                                                       DEPRECIATION
                       --------------------------------------------------------------
                       NZD*  7,336,082 USD   2,899,000  02/16/01          (348,076)
                                                                       ------------
                            Net Unrealized Depreciation............    $  (342,068)
                                                                       ============

              -----------------------------
              * Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

                       NZD  --   New Zealand Dollar
                                 United States
                       USD  --   Dollar

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    TELECOM UTILITY PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 53.9%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       ENERGY -- 4.4%
                       Energy Services -- 2.3%
                       Reliant Energy, Inc. .......................................       17,500    $    659,750
                       TXU Corp. ..................................................       50,100       1,890,273

                       Energy Sources -- 2.1%
                       Burlington Resources, Inc. .................................        8,000         338,400
                       Chevron Corp. ..............................................       14,500       1,207,560
                       Xcel Energy, Inc............................................       33,700         858,339
                                                                                                    -------------
                                                                                                       4,954,322
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 2.0%
                       Broadcasting & Media -- 2.0%
                       Comcast Corp., Class A+.....................................       53,600       2,294,750
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 7.2%
                       Communication Equipment -- 0.6%
                       Motorola, Inc. .............................................       30,900         704,829

                       Telecommunications -- 6.6%
                       Allegiance Telecom, Inc.+...................................       11,400         379,050
                       BCE, Inc. ..................................................       50,800       1,450,848
                       Price Communications Corp.+.................................       15,100         291,581
                       Verizon Communications, Inc. ...............................       96,200       5,286,190
                       Winstar Communications, Inc.+...............................            1              19
                                                                                                    -------------
                                                                                                       8,112,517
                                                                                                    -------------
                       UTILITIES -- 40.3%
                       Electric Utilities -- 11.0%
                       American Electric Power Co., Inc. ..........................       12,600         544,950
                       Cinergy Corp. ..............................................       37,400       1,135,090
                       Consolidated Edison, Inc. ..................................        8,500         296,990
                       DQE, Inc. ..................................................       17,400         553,494
                       DTE Energy Co. .............................................        8,000         282,320
                       Duke Energy Corp. ..........................................       53,200       1,945,524
                       Edison International........................................       55,700         743,038
                       Exelon Corp. ...............................................        4,500         272,295
                       FPL Group, Inc. ............................................       24,500       1,421,000
                       GPU, Inc. ..................................................       15,500         496,465
                       Montana Power Co. ..........................................       43,600         969,664
                       Pinnacle West Capital Corp. ................................        7,000         302,190
                       Progress Energy, Inc. ......................................       20,500         844,600
                       Public Service Enterprise Group, Inc. ......................        7,000         286,370
                       Southern Co. ...............................................        8,900       2,316,892

                       Gas & Pipeline Utilities -- 12.4%
                       Constellation Energy Group, Inc. ...........................        7,500         297,675
                       Dynegy, Inc., Class A.......................................       26,100       1,271,070
                       El Paso Energy Corp. .......................................       32,300       2,031,670
                       Enron Corp. ................................................       31,600       2,528,000
                       KeySpan Corp. ..............................................       49,600       1,874,880
                       NICOR, Inc. ................................................       49,000       1,747,340
                       Peoples Energy Corp. .......................................       31,200       1,146,288

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Gas & Pipeline Utilities (continued)
                       PG&E Corp. .................................................       28,900    $    411,825
                       Sempra Energy ..............................................       59,700       1,216,089
                       The Williams Cos., Inc. ....................................       36,700       1,436,071

                       Telephone -- 16.9%
                       ALLTEL Corp. ...............................................       54,200       3,207,556
                       BellSouth Corp. ............................................       82,100       3,460,515
                       CenturyTel, Inc. ...........................................       41,000       1,286,580
                       Nippon Telegraph & Telephone Corp. ADR......................       11,100         388,611
                       SBC Communications, Inc. ...................................      100,500       4,859,175
                       Sprint Corp. ...............................................       33,700         835,760
                       Telefonos de Mexico SA de CV ADR............................       24,000       1,302,480
                       WorldCom, Inc.+.............................................      171,500       3,697,969
                                                                                                    -------------
                                                                                                      45,410,436
                                                                                                    -------------
                       TOTAL COMMON STOCK (cost $62,413,546).......................                   60,772,025
                                                                                                    -------------
                       PREFERRED STOCK -- 31.5%
                       ------------------------------------------------------------------------------------------
                       ENERGY -- 7.2%
                       Energy Services -- 4.1%
                       Coastal Corp. 6.63%.........................................       90,300       3,797,115
                       TXU Corp. 9.25%.............................................       19,200         850,560

                       Energy Sources -- 3.1%
                       AES Trust VII 6.00%.........................................       11,500         805,000
                       Kerr-McGee Corp. 5.50%......................................       52,700       2,623,933
                                                                                                    -------------
                                                                                                       8,076,608
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 6.0%
                       Broadcasting & Media -- 6.0%
                       Cox Communications, Inc. 7.00%..............................       36,000       2,224,080
                       Cox Communications, Inc. 7.75%..............................       24,000       1,572,000
                       MediaOne Group, Inc. 7.00%..................................       81,400       2,930,400
                                                                                                    -------------
                                                                                                       6,726,480
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 7.2%
                       Telecommunications -- 7.2%
                       Broadwing, Inc., Series B 6.75%.............................       28,700       1,402,569
                       DECS Trust VI 6.25%.........................................       15,500         488,250
                       Global Crossing Ltd. 6.75%..................................        5,800       1,127,375
                       Qwest Trends Trust 5.75%....................................       35,600       2,549,850
                       TCI Pacific Communications, Inc., Class A 5.00%.............       20,000       2,540,000
                                                                                                    -------------
                                                                                                       8,108,044
                                                                                                    -------------
                       UTILITIES -- 11.1%
                       Electric Utilities -- 6.3%
                       Calpine Capital Trust III 5.00%*............................       16,800         978,600
                       CMS Energy Corp. 8.75%......................................       67,100       2,235,101
                       Dominion Resources Inc. 9.50%...............................       21,800       1,335,468
                       NiSource, Inc. 7.75%........................................        5,500         269,775
                       UtiliCorp United, Inc. 9.75%................................       75,100       2,320,590

---------------------


                       PREFERRED STOCK (CONTINUED)                                      SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Gas & Pipeline Utilities -- 4.8%
                       Enron Corp. 7.00%...........................................       73,000    $  2,813,420
                       KN Energy, Inc. 5.80%.......................................       36,700       2,591,020
                                                                                                    -------------
                                                                                                      12,543,974
                                                                                                    -------------
                       TOTAL PREFERRED STOCK (cost $32,776,263)....................                   35,455,106
                                                                                                    -------------
                                                                                      PRINCIPAL
                       BONDS & NOTES -- 5.3%                                           AMOUNT
                       ------------------------------------------------------------------------------------------
                       ENERGY -- 1.6%
                       Energy Sources -- 1.6%
                       Kerr-McGee Corp. 5.25% 2010.................................   $1,470,000       1,806,277
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 2.2%
                       Telecommunications -- 2.2%
                       Level 3 Communications, Inc. 6.00% 2010.....................    1,858,000       1,117,122
                       Nextel Communications, Inc. 5.25% 2010*.....................    1,630,000       1,396,307
                                                                                                    -------------
                                                                                                       2,513,429
                                                                                                    -------------
                       UTILITIES -- 1.5%
                       Electric Utilities -- 1.5%
                       Alliant Energy Resources, Inc. 7.25% 2030*(1)...............       26,500       1,699,313
                                                                                                    -------------
                       TOTAL BONDS & NOTES (cost $6,613,541).......................                    6,019,019
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $101,803,350).............                  102,246,150
                                                                                                    -------------

                       SHORT-TERM SECURITIES -- 8.6%
                       ------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 8.6%
                       Euro Time Deposit with State Street Bank & Trust Co. 5.00%
                         due 2/01/01 (cost $9,665,000).............................    9,665,000       9,665,000
                                                                                                    -------------

                       TOTAL INVESTMENTS --
                         (cost $111,468,350)                            99.3%                        111,911,150
                       Other assets less liabilities --                  0.7                             771,073
                                                                       ------                      -------------
                       NET ASSETS --                                   100.0%                      $ 112,682,223
                                                                       ======                      =============

              -----------------------------

               +  Non-income producing securities

               *  Resale restricted to qualified institutional buyers

              ADR -- American Depository Receipt

              (1) Variable rate security; rate as of January 31, 2001

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EQUITY INCOME PORTFOLIO             INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 95.4%                                           SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.6%
                       Automotive -- 1.2%
                       Ford Motor Co...............................................      3,571     $   100,667
                       Visteon Corp................................................        196           2,773

                       Housing -- 1.1%
                       Maytag Corp.................................................      2,600          91,000

                       Retail -- 1.3%
                       Intimate Brands, Inc........................................      5,470         103,930
                                                                                                   -----------
                                                                                                       298,370
                                                                                                   -----------
                       CONSUMER STAPLES -- 4.8%
                       Food, Beverage & Tobacco -- 1.4%
                       PepsiCo, Inc................................................      2,600         114,582

                       Household Products -- 3.4%
                       Colgate-Palmolive Co........................................      2,750         165,220
                       Kimberly-Clark Corp.........................................      1,800         116,550
                                                                                                   -----------
                                                                                                       396,352
                                                                                                   -----------
                       ENERGY -- 13.3%
                       Energy Services -- 1.5%
                       Reliant Energy, Inc.........................................      3,300         124,410

                       Energy Sources -- 11.8%
                       BP Amoco PLC ADR............................................      2,582         132,973
                       Chevron Corp................................................      1,110          92,441
                       Exxon Mobil Corp............................................      3,348         281,734
                       Royal Dutch Petroleum Co. ADR...............................      5,120         308,992
                       Xcel Energy, Inc............................................      6,600         168,102
                                                                                                   -----------
                                                                                                     1,108,652
                                                                                                   -----------
                       FINANCE -- 24.5%
                       Banks -- 11.2%
                       Bank of America Corp........................................      2,150         115,713
                       Bank of New York Co., Inc...................................      2,950         161,453
                       Comerica, Inc...............................................      2,300         138,690
                       Cullen/Frost Bankers, Inc...................................      3,500         135,450
                       First Union Corp............................................      2,800          95,004
                       Mellon Financial Corp.......................................      3,500         163,100
                       Zions Bancorp...............................................      2,100         117,338

                       Financial Services -- 10.7%
                       American Express Co.........................................      3,100         146,010
                       Citigroup, Inc..............................................      4,413         246,996
                       Federal National Mortgage Association.......................        950          70,471
                       Household International, Inc................................      1,800         103,464
                       J.P. Morgan Chase & Co......................................      3,100         170,469
                       John Hancock Financial Services, Inc........................      4,400         153,340

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 2.6%
                       St. Paul Cos., Inc..........................................      2,150     $   103,243
                       XL Capital Ltd., Class A....................................      1,500         111,270
                                                                                                   -----------
                                                                                                     2,032,011
                                                                                                   -----------
                       HEALTHCARE -- 9.6%
                       Drugs -- 6.5%
                       American Home Products Corp.................................      3,000         177,300
                       Bristol-Myers Squibb Co.....................................      1,800         111,402
                       Merck & Co., Inc............................................        900          73,962
                       Pfizer, Inc.................................................      2,300         103,845
                       Schering-Plough Corp........................................      1,500          75,600

                       Medical Products -- 3.1%
                       Baxter International, Inc...................................      1,400         123,032
                       Johnson & Johnson Co........................................      1,400         130,382
                                                                                                   -----------
                                                                                                       795,523
                                                                                                   -----------
                       INDUSTRIAL & COMMERCIAL -- 11.5%
                       Business Services -- 2.8%
                       Ecolab, Inc.................................................      4,800         199,440
                       United Parcel Service, Inc., Class B........................        500          30,950

                       Electrical Equipment -- 1.7%
                       General Electric Co.........................................      3,150         144,900

                       Machinery -- 2.8%
                       Caterpillar, Inc............................................      1,150          50,853
                       Deere & Co..................................................      2,100          90,132
                       Parker-Hannifin Corp........................................      2,050          89,790

                       Multi-Industry -- 2.9%
                       Minnesota Mining & Manufacturing Co.........................      1,400         154,910
                       Sara Lee Corp...............................................      4,200          89,208

                       Transportation -- 1.3%
                       Knightsbridge Tankers Ltd...................................      4,700         108,687
                                                                                                   -----------
                                                                                                       958,870
                                                                                                   -----------
                       INFORMATION & ENTERTAINMENT -- 1.2%
                       Broadcasting & Media -- 1.2%
                       Omnicom Group, Inc..........................................      1,100         100,430
                                                                                                   -----------
                       INFORMATION TECHNOLOGY -- 12.3%
                       Communication Equipment -- 1.5%
                       Motorola, Inc...............................................      5,400         123,174

                       Computers & Business Equipment -- 2.8%
                       Hewlett-Packard Co..........................................      2,400          88,176
                       International Business Machines Corp........................      1,300         145,600

                       Computer Services -- 1.5%
                       Electronic Data Systems Corp................................      2,300         127,995

                       Electronics -- 2.6%
                       Emerson Electric Co.........................................      1,100          83,600
                       Intel Corp..................................................      3,500         129,500

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 3.9%
                       Lucent Technologies, Inc....................................      5,200     $    96,720
                       Verizon Communications, Inc.................................      4,200         230,790
                                                                                                   -----------
                                                                                                     1,025,555
                                                                                                   -----------
                       MATERIALS -- 3.4%
                       Chemicals -- 2.3%
                       Dow Chemical Co.............................................      1,650          56,595
                       du Pont (E.I.) de Nemours & Co..............................      1,800          78,678
                       Lyondell Chemical Co........................................      3,700          60,125

                       Forest Products -- 1.1%
                       Weyerhaeuser Co.............................................      1,700          89,250
                                                                                                   -----------
                                                                                                       284,648
                                                                                                   -----------
                       REAL ESTATE -- 7.4%
                       Real Estate Investment Trusts -- 7.4%
                       Archstone Communities Trust.................................      1,500          37,650
                       Crescent Real Estate Equities Co............................      2,900          65,163
                       Duke-Weeks Realty Corp......................................      5,422         135,442
                       Equity Office Properties Trust..............................      1,100          33,550
                       Equity Residential Properties Trust.........................        800          41,904
                       Healthcare Realty Trust, Inc................................      3,300          73,524
                       Kimco Realty Corp...........................................        600          26,370
                       Manufactured Home Communities, Inc..........................      3,550          97,838
                       Simon Property Group, Inc...................................      4,000         105,320
                                                                                                   -----------
                                                                                                       616,761
                                                                                                   -----------
                       UTILITIES -- 3.8%
                       Electric Utilities -- 1.9%
                       Consolidated Edison, Inc....................................      2,500          87,350
                       UniSource Energy Corp.......................................      4,100          72,775

                       Telephone -- 1.9%
                       SBC Communications, Inc.....................................      2,100         101,535
                       Sprint Corp.................................................      2,200          54,560
                                                                                                   -----------
                                                                                                       316,220
                                                                                                   -----------
                       TOTAL COMMON STOCK (cost $6,706,211)........................                  7,933,392
                                                                                                   -----------

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 1.5%                                           AMOUNT
                       ---------------------------------------------------------------------------------------
                       HEALTHCARE -- 0.3%
                       Drugs -- 0.3%
                       Protein Design Labs, Inc. 5.50% 2007........................   $ 18,000          21,870
                                                                                                   -----------

                       INFORMATION & ENTERTAINMENT -- 0.7%
                       Broadcasting & Media -- 0.7%
                       Tribune Co. 2.00% 2029......................................        500          59,310
                                                                                                   -----------

                       INFORMATION TECHNOLOGY -- 0.5%
                       Telecommunications -- 0.5%
                       Level 3 Communications, Inc. 6.00% 2010.....................     76,000          44,927
                                                                                                   -----------
                       TOTAL BONDS & NOTES (cost $112,089).........................                    126,107
                                                                                                   -----------
                       TOTAL INVESTMENT SECURITIES (cost $6,818,300)...............                  8,059,499
                                                                                                   -----------

---------------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 3.3%                                    AMOUNT         VALUE
                       ---------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 3.3%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 4.75%,
                         dated 1/31/01 to be repurchased 2/01/01 in the amount of
                         $269,035 and collateralized by $265,000 of U.S. Treasury
                         Notes, bearing interest at 6.00%, due 9/30/02 and having
                         an approximate value of $275,600 (cost $269,000)..........   $269,000     $   269,000
                                                                                                   -----------
                       TOTAL INVESTMENTS --
                         (cost $7,087,300)                        100.2%                             8,328,499
                       Liabilities in excess of other
                         assets --                                 (0.2)                               (13,881)
                                                                  ------                           -----------
                       NET ASSETS --                              100.0%                           $ 8,314,618
                                                                  ======                           ===========


              -----------------------------
              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EQUITY INDEX PORTFOLIO              INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 99.6%                                           SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 7.7%
                       Apparel & Textiles -- 0.2%
                       Liz Claiborne, Inc. ........................................        219     $     10,786
                       Nike, Inc., Class B.........................................      1,398           76,918
                       Reebok International Ltd.+..................................        327            8,907
                       V.F. Corp. .................................................        657           22,903

                       Automotive -- 1.1%
                       Cooper Tire & Rubber Co. ...................................        436            5,725
                       Cummins Engine Co., Inc. ...................................        220            8,254
                       Dana Corp. .................................................        879           16,420
                       Delphi Automotive Systems Corp. ............................      3,069           45,298
                       Ford Motor Co. .............................................     10,067          283,789
                       General Motors Corp. .......................................      2,779          149,232
                       Genuine Parts Co. ..........................................        985           24,980
                       Goodyear Tire & Rubber Co. .................................        874           22,978
                       Harley-Davidson, Inc. ......................................      1,600           72,624
                       Navistar International Corp. ...............................        331            9,192
                       PACCAR, Inc. ...............................................        342           17,228
                       TRW, Inc. ..................................................        658           23,925
                       Visteon Corp. ..............................................        847           11,985

                       Housing -- 0.4%
                       Cooper Industries, Inc. ....................................        440           19,752
                       KB Home Corp. ..............................................        223            7,138
                       Leggett & Platt, Inc. ......................................      1,094           22,974
                       Masco Corp. ................................................      2,411           57,864
                       Maytag Corp. ...............................................        442           15,470
                       Newell Rubbermaid, Inc. ....................................      1,534           41,725
                       Pulte Corp. ................................................        221            7,625
                       Sherwin Williams Co. .......................................        881           23,655
                       Snap-On, Inc. ..............................................        331            9,764
                       Stanley Works...............................................        442           15,169
                       The Black & Decker Corp. ...................................        441           19,735

                       Retail -- 6.0%
                       Albertson's, Inc. ..........................................      2,300           65,205
                       American Greetings Corp., Class A...........................        332            4,167
                       AutoZone, Inc.+.............................................        596           15,514
                       Bed Bath & Beyond, Inc.+....................................      1,532           40,694
                       Best Buy Co., Inc.+.........................................      1,097           54,631
                       Circuit City Stores, Inc. ..................................      1,096           20,714
                       Consolidated Stores Corp.+..................................        552            7,176
                       Costco Wholesale Corp.+.....................................      2,410          111,462
                       CVS Corp. ..................................................      2,007          118,814
                       Dillard's, Inc., Class A....................................        551            8,397
                       Dollar General Corp. .......................................      1,758           34,246
                       Federated Department Stores, Inc.+..........................      1,099           48,971
                       Gap, Inc. ..................................................      4,394          143,244
                       Harcourt General, Inc. .....................................        334           19,178
                       Home Depot, Inc. ...........................................     12,124          584,377
                       International Flavors & Fragrances, Inc. ...................        550           12,139
                       J.C. Penney Co., Inc. ......................................      1,425           19,907

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY (continued)
                       Retail (continued)
                       KMart Corp.+................................................      2,635     $     23,056
                       Kohl's Corp.+...............................................      1,754          124,534
                       Kroger Co. .................................................      4,325          106,179
                       Limited, Inc. ..............................................      2,404           49,667
                       Longs Drug Stores Corp. ....................................        219            5,370
                       Lowe's Cos., Inc. ..........................................      1,976          105,617
                       May Department Stores Co. ..................................      1,588           61,853
                       Nordstrom, Inc. ............................................        767           15,639
                       Office Depot, Inc.+.........................................      1,778           17,816
                       RadioShack Corp. ...........................................        992           54,600
                       Sears, Roebuck & Co. .......................................      1,692           65,565
                       Staples, Inc.+..............................................      2,521           41,754
                       SUPERVALU, Inc. ............................................        766           10,264
                       Target Corp. ...............................................      4,683          177,860
                       Tiffany & Co. ..............................................        778           29,159
                       TJX Cos., Inc. .............................................      1,447           44,857
                       Toys 'R' Us, Inc.+..........................................      1,089           28,750
                       Wal-Mart Stores, Inc. ......................................     23,391        1,328,609
                       Walgreen Co. ...............................................      5,267          215,631
                       Winn-Dixie Stores, Inc. ....................................        771           15,327
                                                                                                   ------------
                                                                                                      4,882,958
                                                                                                   ------------
                       CONSUMER STAPLES -- 6.5%
                       Food, Beverage & Tobacco -- 4.6%
                       Adolph Coors Co., Class B...................................        160           11,128
                       Anheuser-Busch Cos., Inc. ..................................      4,544          197,028
                       Archer-Daniels-Midland Co. .................................      3,458           51,628
                       Brown-Forman Corp., Class B+................................        320           21,184
                       Campbell Soup Co. ..........................................      2,166           71,261
                       Coca-Cola Co. ..............................................     12,932          750,056
                       Coca-Cola Enterprises, Inc. ................................      2,302           46,523
                       ConAgra, Inc. ..............................................      2,876           67,298
                       General Mills, Inc. ........................................      1,505           63,059
                       H.J. Heinz Co. .............................................      1,743           76,326
                       Hershey Foods Corp. ........................................        691           41,114
                       Kellogg Co. ................................................      2,193           57,457
                       PepsiCo, Inc. ..............................................      7,537          332,156
                       Philip Morris Cos., Inc. ...................................     11,710          515,240
                       Quaker Oats Co. ............................................        616           58,520
                       Ralston Purina Group........................................      1,754           54,655
                       Safeway, Inc.+..............................................      2,609          132,198
                       Starbucks Corp.+............................................        981           48,989
                       SYSCO Corp. ................................................      3,514           94,597
                       Unilever NV.................................................      2,993          169,284
                       UST, Inc. ..................................................        883           22,517
                       W.M. Wrigley Jr. Co. .......................................        546           47,720

                       Household Products -- 1.9%
                       Alberto-Culver Co., Class B.................................        327           12,691
                       Avon Products, Inc. ........................................      1,217           51,479
                       Clorox Co. .................................................      1,194           40,298
                       Colgate-Palmolive Co. ......................................      3,011          180,901
                       Fortune Brands, Inc. .......................................        879           28,137
                       Gillette Co. ...............................................      5,524          174,669
                       Kimberly-Clark Corp. .......................................      2,783          180,199
                       Pactiv Corp.+...............................................        881           10,413
                       Procter & Gamble Co. .......................................      6,766          486,069

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER STAPLES (continued)
                       Household Products (continued)
                       Tupperware Corp. ...........................................        327     $      6,887
                       Whirlpool Corp. ............................................        306           16,062
                                                                                                   ------------
                                                                                                      4,117,743
                                                                                                   ------------
                       ENERGY -- 6.3%
                       Energy Services -- 1.0%
                       Baker Hughes, Inc. .........................................      1,756           72,611
                       Halliburton Co. ............................................      2,410           99,268
                       Noble Drilling Corp.+.......................................        700           31,584
                       Reliant Energy, Inc. .......................................      1,541           58,096
                       Rowan Cos., Inc.+...........................................        440           12,012
                       Schlumberger Ltd. ..........................................      2,962          227,482
                       Tosco Corp. ................................................        772           26,086
                       Transocean Sedco Forex, Inc. ...............................      1,659           75,401
                       TXU Corp. ..................................................      1,413           53,312

                       Energy Sources -- 5.3%
                       Amerada Hess Corp. .........................................        448           31,091
                       Anadarko Petroleum Corp. ...................................      1,261           71,751
                       Apache Corp. ...............................................        654           37,670
                       Burlington Resources, Inc. .................................      1,088           46,022
                       Chevron Corp. ..............................................      3,323          276,739
                       Conoco, Inc., Class B.......................................      3,398           95,824
                       Devon Energy Corp. .........................................        683           37,428
                       EOG Resources, Inc. ........................................        620           27,119
                       Exxon Mobil Corp. ..........................................     18,170        1,529,006
                       Kerr-McGee Corp. ...........................................        448           28,968
                       Nabors Industries., Inc.+...................................        779           45,969
                       Occidental Petroleum Corp. .................................      1,966           44,648
                       Phillips Petroleum Co. .....................................      1,321           77,450
                       Royal Dutch Petroleum Co. ADR...............................     11,171          674,170
                       Sunoco, Inc. ...............................................        443           14,176
                       Texaco, Inc. ...............................................      2,889          177,385
                       Unocal Corp. ...............................................      1,315           45,394
                       USX-Marathon Group, Inc. ...................................      1,647           45,062
                       Xcel Energy, Inc. ..........................................      1,888           48,087
                                                                                                   ------------
                                                                                                      4,009,811
                                                                                                   ------------
                       FINANCE -- 16.6%
                       Banks -- 5.2%
                       Ambac Financial Group, Inc. ................................        550           30,641
                       Bank of America Corp. ......................................      8,625          464,197
                       Bank of New York Co., Inc. .................................      3,867          211,641
                       Bank One Corp. .............................................      6,158          241,394
                       BB&T Corp. .................................................      2,112           77,363
                       Charter One Financial, Inc. ................................      1,179           33,295
                       Comerica, Inc. .............................................        927           55,898
                       Fifth Third Bancorp.........................................      2,387          141,430
                       First Union Corp. ..........................................      5,255          178,302
                       Firstar Corp. ..............................................      4,997          117,929
                       FleetBoston Financial Corp. ................................      4,840          209,766
                       Golden West Financial Corp. ................................        806           43,153
                       Huntington Bancshares, Inc. ................................      1,331           20,547
                       KeyCorp.....................................................      2,413           64,331
                       Mellon Financial Corp. .....................................      2,656          123,770
                       National City Corp. ........................................      3,294           93,056
                       Northern Trust Corp. .......................................      1,130           87,010
                       PNC Financial Services Group................................      1,465          108,439

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       Regions Financial Corp. ....................................      1,207     $     35,908
                       SouthTrust Corp. ...........................................        880           39,050
                       State Street Corp. .........................................        819           92,490
                       Summit Bancorp..............................................        984           43,040
                       SunTrust Banks, Inc. .......................................      1,477           98,811
                       Synovus Financial Corp. ....................................      1,529           42,307
                       U.S. Bancorp................................................      3,948          116,663
                       Union Planters Corp. .......................................        768           29,460
                       Wachovia Corp. .............................................        961           65,300
                       Wells Fargo & Co. ..........................................      8,785          452,515

                       Financial Services -- 8.0%
                       American Express Co. .......................................      6,941          326,921
                       AmSouth Bancorp.............................................      2,087           36,168
                       Bear Stearns Cos., Inc. ....................................        565           34,861
                       C.I.T. Group, Inc., Class A.................................      1,417           33,285
                       Capital One Financial Corp. ................................        997           62,831
                       Charles Schwab Corp. .......................................      7,238          191,156
                       Citigroup, Inc. ............................................     26,385        1,476,768
                       Countrywide Credit Industries, Inc. ........................        654           31,529
                       Dow Jones & Co., Inc. ......................................        443           26,868
                       Federal Home Loan Mortgage Corp. ...........................      3,631          221,491
                       Federal National Mortgage Association.......................      5,257          389,964
                       Household International, Inc. ..............................      2,441          140,309
                       J.P. Morgan Chase & Co. ....................................      9,827          540,387
                       Lehman Brothers Holdings, Inc. .............................      1,264          104,002
                       MBIA, Inc. .................................................        487           34,908
                       MBNA Corp. .................................................      4,479          162,095
                       Merrill Lynch & Co., Inc. ..................................      4,195          304,137
                       Moody's Corp. ..............................................        877           24,556
                       Morgan Stanley, Dean Witter & Co. ..........................      5,841          495,025
                       Old Kent Financial Corp. ...................................        630           27,399
                       Providian Financial Corp. ..................................      1,440           84,024
                       Stilwell Financial, Inc. ...................................      1,142           49,631
                       T. Rowe Price Group, Inc. ..................................        658           25,662
                       The Hartford Financial Services Group, Inc. ................      1,147           70,540
                       USA Education, Inc. ........................................        783           49,196
                       Washington Mutual, Inc. ....................................      2,887          139,298

                       Insurance -- 3.4%
                       AFLAC, Inc. ................................................      1,326           78,208
                       Allstate Corp. .............................................      3,861          150,116
                       American General Corp. .....................................      1,247           94,897
                       American International Group, Inc.#.........................     12,105        1,029,167
                       Aon Corp. ..................................................      1,422           49,983
                       Chubb Corp. ................................................        877           63,144
                       CIGNA Corp. ................................................        769           85,474
                       Cincinnati Financial Corp. .................................        879           31,259
                       Conseco, Inc. ..............................................      1,756           29,641
                       Jefferson-Pilot Corp. ......................................        487           32,191
                       Lincoln National Corp. .....................................        980           43,953
                       Loews Corp. ................................................        424           41,213
                       Marsh & McLennan Cos., Inc. ................................      1,384          149,680
                       MetLife, Inc. ..............................................      4,020          131,936
                       MGIC Investment Corp. ......................................        552           31,735
                       Progressive Corp. ..........................................        362           34,010
                       SAFECO Corp. ...............................................        663           16,575
                       St. Paul Cos., Inc. ........................................      1,208           58,008

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance (continued)
                       Torchmark Corp. ............................................        663     $     22,999
                       UnumProvident Corp. ........................................      1,314           38,395
                                                                                                   ------------
                                                                                                     10,613,301
                                                                                                   ------------
                       HEALTHCARE -- 12.5%
                       Drugs -- 8.1%
                       Allergan, Inc. .............................................        662           54,119
                       ALZA Corp.+.................................................      1,248           51,667
                       American Home Products Corp. ...............................      6,842          404,362
                       Biogen, Inc.+...............................................        800           51,600
                       Bristol-Myers Squibb Co. ...................................     10,244          634,001
                       Cardinal Health, Inc. ......................................      1,448          137,994
                       Chiron Corp.+...............................................        963           40,386
                       Eli Lilly & Co. ............................................      5,872          462,714
                       Forest Labs, Inc.+..........................................        920           61,603
                       King Pharmaceuticals, Inc.+.................................        923           41,821
                       Merck & Co., Inc. ..........................................     12,051          990,351
                       Pfizer, Inc. ...............................................     33,063        1,492,795
                       Pharmacia Corp. ............................................      6,706          375,670
                       Schering-Plough Corp. ......................................      7,643          385,207
                       Watson Pharmaceuticals, Inc.+...............................        546           28,425

                       Health Services -- 0.8%
                       Aetna, Inc.+................................................        767           29,322
                       HCA-Healthcare Co. .........................................      2,927          109,499
                       Healthsouth Corp.+..........................................      2,097           31,350
                       Humana, Inc.+...............................................        880           10,516
                       IMS Health, Inc. ...........................................      1,649           41,588
                       Manor Care, Inc.+...........................................        551           10,607
                       McKesson HBOC, Inc. ........................................      1,534           50,116
                       Tenet Healthcare Corp.+.....................................      1,648           71,886
                       UnitedHealth Group, Inc. ...................................      1,642           92,625
                       Wellpoint Health Networks, Inc.+............................        331           31,932

                       Medical Products -- 3.6%
                       Abbott Laboratories, Inc. ..................................      8,092          363,007
                       Amgen, Inc.+................................................      5,411          380,461
                       Applera Corp. - Applied Biosystems Group....................      1,098           92,232
                       Bausch & Lomb, Inc. ........................................        286           13,390
                       Baxter International, Inc. .................................      1,487          130,678
                       Becton, Dickinson & Co. ....................................      1,319           45,347
                       Biomet, Inc. ...............................................        979           32,980
                       Boston Scientific Corp.+....................................      2,197           36,822
                       C.R. Bard, Inc. ............................................        235           10,866
                       Guidant Corp. ..............................................      1,644           81,378
                       Johnson & Johnson Co. ......................................      7,233          673,609
                       MedImmune, Inc.+............................................      1,117           44,401
                       Medtronic, Inc. ............................................      6,236          336,744
                       St. Jude Medical, Inc.+.....................................        440           26,840
                       Stryker Corp. ..............................................      1,030           46,556
                                                                                                   ------------
                                                                                                      8,007,467
                                                                                                   ------------
                       INDUSTRIAL & COMMERCIAL -- 9.3%
                       Aerospace & Military Technology -- 1.2%
                       Boeing Co. .................................................      4,624          270,504
                       General Dynamics Corp. .....................................      1,013           71,903
                       Lockheed Martin Corp. ......................................      2,288           79,348
                       Northrop Grumman Corp. .....................................        337           29,211

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Aerospace & Military Technology (continued)
                       Raytheon Co., Class B.......................................      1,861     $     65,489
                       Rockwell International Corp. ...............................        991           46,755
                       United Technologies Corp. ..................................      2,425          181,826

                       Business Services -- 1.6%
                       Agilent Technologies, Inc.+.................................      2,352          128,302
                       Allied Waste Industries, Inc.+..............................        990           14,800
                       Cendant Corp.+..............................................      3,843           49,229
                       Centex Corp. ...............................................        328           13,395
                       Ceridian Corp. .............................................        769           14,196
                       Convergys Corp.+............................................        816           38,768
                       Deluxe Corp. ...............................................        436            9,152
                       Ecolab, Inc. ...............................................        662           27,506
                       eFunds Corp.+...............................................        240            2,940
                       Equifax, Inc. ..............................................        768           22,771
                       FedEx Corp.+................................................      1,516           68,796
                       First Data Corp. ...........................................      2,107          128,127
                       Fluor Corp.+................................................        436           14,144
                       Franklin Resources, Inc. ...................................      1,320           61,723
                       H&R Block, Inc. ............................................        489           21,198
                       Johnson Controls, Inc. .....................................        441           28,656
                       Maxim Integrated Products, Inc.+............................      1,521           92,876
                       National Service Industries, Inc. ..........................        219            5,519
                       Paychex, Inc. ..............................................      1,975           89,122
                       Quintiles Transnational Corp.+..............................        600           13,200
                       R.R. Donnelley & Sons Co. ..................................        661           18,072
                       Robert Half International, Inc.+............................        970           25,947
                       W.W. Grainger, Inc. ........................................        544           21,423
                       Waste Management, Inc. .....................................      3,295           80,398

                       Electrical Equipment -- 3.8%
                       Danaher Corp. ..............................................        700           45,136
                       General Electric Co. .......................................     51,905        2,387,630
                       Power One, Inc.+............................................        392           18,448

                       Machinery -- 0.6%
                       Briggs & Stratton Corp.+....................................         11              465
                       Caterpillar, Inc. ..........................................      1,763           77,960
                       Deere & Co. ................................................      1,211           51,976
                       Dover Corp. ................................................      1,099           45,499
                       Illinois Tool Works, Inc. ..................................      1,519           99,494
                       Ingersoll-Rand Co. .........................................        879           38,948
                       ITT Industries, Inc. .......................................        442           17,614
                       Pall Corp. .................................................        659           16,080
                       Parker-Hannifin Corp. ......................................        552           24,178
                       Thermo Electron Corp.+......................................        875           25,944

                       Multi-Industry -- 1.8%
                       B.F. Goodrich Co. ..........................................        552           19,872
                       Crane Co. ..................................................        332            9,120
                       Eaton Corp. ................................................        309           21,259
                       Honeywell International, Inc. ..............................      4,128          195,048
                       McDermott International, Inc. ..............................        328            4,625
                       Minnesota Mining & Manufacturing Co. .......................      2,029          224,509
                       Sara Lee Corp. .............................................      4,421           93,902
                       Textron, Inc. ..............................................        679           34,629
                       Tyco International Ltd. ....................................      8,848          545,037

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Transportation -- 0.3%
                       Burlington Northern Santa Fe Corp. .........................      2,204     $     67,464
                       CSX Corp. ..................................................      1,204           36,722
                       Norfolk Southern Corp. .....................................      2,081           33,983
                       Ryder System, Inc. .........................................        333            6,610
                       Union Pacific Corp. ........................................      1,224           64,848
                                                                                                   ------------
                                                                                                      5,942,296
                                                                                                   ------------
                       INFORMATION & ENTERTAINMENT -- 5.6%
                       Broadcasting & Media -- 3.8%
                       AOL Time Warner, Inc.+......................................     22,530        1,184,177
                       Clear Channel Communications, Inc.+.........................      3,041          198,304
                       Comcast Corp., Class A+.....................................      4,707          201,518
                       Gannett Co., Inc. ..........................................      1,359           86,160
                       Interpublic Group of Cos., Inc. ............................      1,534           63,201
                       Knight-Ridder, Inc. ........................................        358           20,839
                       McGraw-Hill Cos., Inc. .....................................      1,000           63,850
                       Meredith Corp. .............................................        325           11,472
                       New York Times Co. .........................................        883           38,490
                       Omnicom Group, Inc. ........................................        897           81,896
                       Tribune Co. ................................................      1,597           64,375
                       Viacom, Inc., Class B+......................................      7,889          435,473

                       Entertainment Products -- 0.2%
                       Eastman Kodak Co. ..........................................      1,555           67,829
                       Hasbro, Inc. ...............................................        893           10,609
                       Mattel, Inc. ...............................................      2,300           34,178

                       Leisure & Tourism -- 1.6%
                       AMR Corp. ..................................................        772           30,178
                       Brunswick Corp. ............................................        444            8,671
                       Carnival Corp. .............................................      3,061           98,748
                       Darden Restaurants, Inc. ...................................        663           14,327
                       Delta Air Lines, Inc. ......................................        609           28,757
                       Harrah's Entertainment, Inc.+...............................        661           19,420
                       Hilton Hotels Corp. ........................................      2,021           23,929
                       Marriott International, Inc., Class A.......................      1,209           55,807
                       McDonald's Corp. ...........................................      7,028          206,272
                       Sabre Holdings Corp. .......................................        638           27,747
                       Southwest Airlines Co. .....................................      2,740           85,844
                       Starwood Hotels & Resorts Worldwide, Inc. ..................      1,000           38,500
                       Tricon Global Restaurants, Inc.+............................        710           25,574
                       US Airways Group, Inc.+.....................................        334           14,980
                       Walt Disney Co. ............................................     10,933          332,910
                       Wendy's International, Inc. ................................        658           15,779
                                                                                                   ------------
                                                                                                      3,589,814
                                                                                                   ------------
                       INFORMATION TECHNOLOGY -- 26.9%
                       Communication Equipment -- 1.6%
                       Andrew Corp.+...............................................        439            8,698
                       Cabletron Systems, Inc.+....................................        983           20,250
                       Comverse Technology, Inc.+..................................        807           91,443
                       Motorola, Inc. .............................................     11,545          263,342
                       Network Appliance, Inc.+....................................      1,640           87,945
                       QUALCOMM, Inc.+.............................................      3,911          328,768
                       Scientific-Atlanta, Inc. ...................................        872           52,320
                       Symbol Technologies, Inc. ..................................        768           36,326
                       Tellabs, Inc.+..............................................      2,116          137,143

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment -- 8.0%
                       Apple Computer, Inc.+.......................................      1,754     $     37,930
                       Avery Dennison Corp. .......................................        548           29,713
                       Cisco Systems, Inc.+........................................     37,515        1,404,468
                       Compaq Computer Corp. ......................................      9,109          215,974
                       Dell Computer Corp.+........................................     13,670          357,129
                       EMC Corp.+..................................................     11,451          870,161
                       Gateway, Inc.+..............................................      1,749           37,149
                       Hewlett-Packard Co. ........................................     10,395          381,912
                       International Business Machines Corp. ......................      9,176        1,027,712
                       Lexmark International, Inc., Class A+.......................        684           39,330
                       Palm, Inc.+.................................................      2,920           79,205
                       Pitney Bowes, Inc. .........................................      1,284           44,901
                       Sun Microsystems, Inc.+.....................................     16,656          509,049
                       Tektronix, Inc.+............................................        482           18,557
                       Unisys Corp.+...............................................      1,646           28,229
                       Xerox Corp. ................................................      3,615           29,535

                       Computer Services -- 1.6%
                       Computer Sciences Corp.+....................................        876           56,590
                       Electronic Data Systems Corp. ..............................      2,438          135,675
                       Oracle Corp.+...............................................     29,364          855,226

                       Computer Software -- 4.3%
                       Adaptec, Inc.+..............................................        549            8,029
                       Autodesk, Inc. .............................................        328           12,095
                       Adobe Systems, Inc. ........................................      1,226           53,561
                       Automatic Data Processing, Inc. ............................      3,280          196,341
                       BMC Software, Inc.+.........................................      1,314           38,188
                       Citrix Systems, Inc.+.......................................      1,000           35,875
                       Computer Associates International, Inc. ....................      3,138          113,000
                       Compuware Corp.+............................................      1,970           24,502
                       Intuit, Inc.+...............................................      1,070           42,265
                       Mercury Interactive Corp.+..................................        427           37,096
                       Microsoft Corp.+............................................     27,765        1,695,400
                       NCR Corp.+..................................................        500           23,880
                       Novell, Inc.+...............................................      1,759           15,171
                       Parametric Technology Corp.+................................      1,428           21,241
                       PeopleSoft, Inc.+...........................................      1,416           58,056
                       Siebel Systems, Inc.+.......................................      2,215          146,882
                       VERITAS Software Corp.+.....................................      2,050          194,494

                       Electronics -- 6.0%
                       Advanced Micro Devices, Inc.+...............................      1,658           40,787
                       Altera Corp.+...............................................      2,154           65,158
                       Analog Devices, Inc.+.......................................      1,914          119,816
                       Applied Materials, Inc.+....................................      4,223          212,470
                       Applied Micro Circuits Corp.+...............................      1,540          113,190
                       Broadcom Corp., Class A+....................................      1,220          134,124
                       Conexant Systems, Inc.+.....................................      1,200           21,675
                       Emerson Electric Co. .......................................      2,171          164,996
                       Intel Corp. ................................................     35,186        1,301,882
                       Jabil Circuit, Inc.+........................................        995           38,307
                       JDS Uniphase Corp.+.........................................      4,977          272,802
                       KLA-Tencor Corp.+...........................................        984           45,141
                       Linear Technology Corp. ....................................      1,700          106,462
                       LSI Logic Corp.+............................................      1,640           40,656
                       Micron Technology, Inc.+....................................      2,998          137,218
                       Millipore Corp. ............................................        221           12,265

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics (continued)
                       Molex, Inc. ................................................      1,025     $     44,523
                       National Semiconductor Corp.+...............................        948           27,208
                       Novellus Systems, Inc.+.....................................        701           33,911
                       PerkinElmer, Inc. ..........................................        222           21,643
                       QLogic Corp.+...............................................        470           41,360
                       Sanmina Corp.+..............................................      1,582           76,925
                       Solectron Corp.+............................................      3,356          133,737
                       Teradyne, Inc.+.............................................        935           40,972
                       Texas Instruments, Inc. ....................................      9,012          394,726
                       Thomas & Betts Corp. .......................................        327            6,357
                       Vitesse Semiconductor Corp.+................................        940           66,799
                       Xilinx, Inc.+...............................................      1,737           93,798

                       Internet Content -- 0.2%
                       Yahoo!, Inc.+...............................................      2,939          109,661

                       Internet Software -- 0.0%
                       BroadVision, Inc.+..........................................      1,305           17,536
                       Sapient Corp.+..............................................        628           10,597

                       Telecommunications -- 5.2%
                       ADC Telecommunications, Inc.+...............................      4,064           59,182
                       AT&T Corp. .................................................     19,763          474,114
                       Avaya, Inc.+................................................      1,462           25,585
                       Corning, Inc. ..............................................      4,760          269,940
                       Global Crossing Holdings Ltd.+..............................      4,719          103,912
                       Lucent Technologies, Inc. ..................................     17,546          326,356
                       Nextel Communications, Inc., Class A+.......................      3,959          135,843
                       Nortel Networks Corp. ......................................     16,055          613,783
                       Qwest Communications International, Inc.+...................      8,635          363,706
                       Sprint Corp. (PCS Group)+...................................      4,951          151,006
                       Verizon Communications, Inc. ...............................     14,137          776,828
                                                                                                   ------------
                                                                                                     17,147,713
                                                                                                   ------------
                       MATERIALS -- 2.1%
                       Chemicals -- 1.0%
                       Air Products and Chemicals, Inc. ...........................      1,209           45,664
                       Ashland, Inc. ..............................................        301           11,134
                       Dow Chemical Co. ...........................................      3,615          123,994
                       du Pont (E.I.) de Nemours & Co. ............................      5,472          239,181
                       Eastman Chemical Co. .......................................        341           15,928
                       Engelhard Corp. ............................................        660           14,883
                       FMC Corp. ..................................................        121            8,513
                       Great Lakes Chemical Corp. .................................        292            9,870
                       Hercules, Inc. .............................................        550            7,865
                       PPG Industries, Inc. .......................................        883           40,777
                       Praxair, Inc. ..............................................        876           38,833
                       Rohm and Haas Co. ..........................................      1,204           43,224
                       Sigma-Aldrich Corp. ........................................        406           16,088
                       Union Carbide Corp. ........................................        666           34,599

                       Forest Products -- 0.5%
                       Ball Corp. .................................................        114            4,555
                       Bemis Co., Inc. ............................................        325           10,728
                       Boise Cascade Corp. ........................................        327           10,768
                       Georgia-Pacific Group.......................................      1,200           37,092
                       International Paper Co. ....................................      2,583           99,833
                       Louisiana-Pacific Corp. ....................................        551            6,144

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Forest Products (continued)
                       Mead Corp. .................................................        549     $     16,662
                       Potlatch Corp. .............................................        114            3,722
                       Sealed Air Corp.+...........................................        440           14,005
                       Temple-Inland, Inc. ........................................        212           10,810
                       Westvaco Corp. .............................................        548           14,736
                       Weyerhaeuser Co. ...........................................      1,116           58,590
                       Willamette Industries, Inc. ................................        553           26,107

                       Metals & Minerals -- 0.6%
                       Alcan Aluminium Ltd. .......................................      1,782           64,419
                       Alcoa, Inc. ................................................      4,511          165,734
                       Allegheny Technologies, Inc. ...............................        448            7,549
                       Barrick Gold Corp. .........................................      2,086           32,270
                       Freeport-McMoRan Copper & Gold, Inc., Class B+..............        878           10,273
                       Homestake Mining Co. .......................................      1,424            7,049
                       Inco Ltd.+..................................................        991           15,747
                       Newmont Mining Corp. .......................................      1,005           15,527
                       Nucor Corp. ................................................        442           18,299
                       Phelps Dodge Corp. .........................................        353           16,379
                       Placer Dome, Inc. ..........................................      1,755           15,497
                       Timken Co. .................................................        329            5,383
                       USX-U.S. Steel Group........................................        442            6,913
                       Vulcan Materials Co. .......................................        450           20,466
                       Worthington Industries, Inc. ...............................        444            4,262
                                                                                                   ------------
                                                                                                      1,370,072
                                                                                                   ------------
                       UTILITIES -- 6.1%
                       Electric Utilities -- 1.9%
                       AES Corp. ..................................................      2,570          148,109
                       Allegheny Energy, Inc. .....................................        581           26,511
                       Ameren Corp. ...............................................        664           27,078
                       American Electric Power Co., Inc. ..........................      1,652           71,449
                       American Power Conversion Corp.+............................      1,037           16,981
                       Calpine Corp.+..............................................      1,500           59,865
                       Cinergy Corp. ..............................................        876           26,587
                       CMS Energy Corp. ...........................................        656           19,352
                       Consolidated Edison, Inc. ..................................      1,081           37,770
                       Dominion Resources, Inc. ...................................      1,232           76,138
                       DTE Energy Co. .............................................        769           27,138
                       Duke Energy Corp. ..........................................      3,738          136,699
                       Edison International........................................      1,865           24,879
                       Entergy Corp. ..............................................      1,203           42,610
                       Exelon Corp. ...............................................      1,623           98,208
                       FirstEnergy Corp. ..........................................      1,211           33,726
                       FPL Group, Inc. ............................................        856           49,648
                       GPU, Inc. ..................................................        660           21,140
                       Niagara Mohawk Holdings, Inc. ..............................        989           17,139
                       NiSource, Inc. .............................................        883           23,753
                       Pinnacle West Capital Corp. ................................        440           18,995
                       PP&L Resources, Inc. .......................................        775           32,511
                       Progress Energy, Inc. ......................................      1,105           45,526
                       Public Service Enterprise Group, Inc. ......................      1,108           45,328
                       Southern Co. ...............................................      3,625          105,777

                       Gas & Pipeline Utilities -- 1.3%
                       Constellation Energy Group, Inc. ...........................        771           30,601
                       Dynegy, Inc., Class A.......................................      1,608           78,310
                       El Paso Energy Corp. .......................................      2,563          161,242

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Gas & Pipeline Utilities (continued)
                       Enron Corp. ................................................      3,907     $    312,560
                       KeySpan Corp. ..............................................        723           27,329
                       Kinder Morgan, Inc. ........................................        600           32,610
                       NICOR, Inc. ................................................        222            7,917
                       ONEOK, Inc. ................................................        113            5,050
                       Peoples Energy Corp. .......................................        118            4,335
                       PG&E Corp. .................................................      2,083           29,683
                       Sempra Energy...............................................      1,114           22,692
                       The Williams Cos., Inc. ....................................      2,472           96,729

                       Telephone -- 2.9%
                       ALLTEL Corp. ...............................................      1,576           93,268
                       BellSouth Corp. ............................................      9,772          411,890
                       CenturyTel, Inc. ...........................................        766           24,037
                       SBC Communications, Inc. ...................................     17,711          856,327
                       Sprint Corp. ...............................................      4,540          112,592
                       WorldCom, Inc.+.............................................     15,011          323,674
                                                                                                   ------------
                                                                                                      3,863,763
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $62,106,963)..............                  63,544,938
                                                                                                   ------------
                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.1%                                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT -- 0.1%
                       United States Treasury Bills 5.80% due 3/15/01@ (cost
                         $49,662)..................................................   $ 50,000           49,662
                                                                                                   ------------
                       REPURCHASE AGREEMENT -- 0.4%
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 0.4%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 4.75%, dated 1/31/01 to be repurchased 2/01/01 in the amount of $276,036 and collateralized by $265,000
                         of U.S. Treasury Bonds, bearing interest at 6.13%, due
                         11/15/27 and having an approximate value of $284,932@
                         (cost $276,000)...........................................    276,000          276,000
                                                                                                   ------------

                       TOTAL INVESTMENTS --
                         (cost $62,432,625)                             100.1%                       63,870,600
                       Liabilities in excess of other assets --          (0.1)                          (84,347)
                                                                        ------                     ------------
                       NET ASSETS --                                    100.0%                     $ 63,786,253
                                                                        ======                     ============

              -----------------------------

               + Non-income producing securities
               # Security represents an investment in an affiliated company
               ADR -- American Depository Receipt
              @ The security or a portion thereof represents collateral for the following open futures contracts:

                       OPEN FUTURES CONTRACTS
                       --------------------------------------------------------------------------------------
                       NUMBER OF                  EXPIRATION    VALUE AT      VALUE AS OF       UNREALIZED
                       CONTRACTS   DESCRIPTION       DATE      TRADE DATE   JANUARY 31, 2001   APPRECIATION
                       --------------------------------------------------------------------------------------
                       2 Long      S&P 500 Index   March 2001   $134,964         $137,290          $2,326
                                                                                                   ======

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH-INCOME PORTFOLIO             INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 89.5%                                             SHARES           VALUE
                       ---------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.9%
                       Automotive -- 0.8%
                       Harley-Davidson, Inc........................................        314,200   $    14,261,538

                       Retail -- 6.1%
                       Home Depot, Inc.............................................        590,000        28,438,000
                       Kohl's Corp.+...............................................        290,000        20,590,000
                       Kroger Co. .................................................        570,000        13,993,500
                       Lowe's Cos., Inc. ..........................................        330,000        17,638,500
                       Tiffany & Co................................................        380,000        14,242,400
                       Too, Inc.+..................................................              1                19
                       Walgreen Co. ...............................................        570,000        23,335,800
                                                                                                     ---------------
                                                                                                         132,499,757
                                                                                                     ---------------
                       CONSUMER STAPLES -- 2.5%
                       Household Products -- 2.5%
                       Avon Products, Inc. ........................................        350,000        14,805,000
                       Colgate-Palmolive Co. ......................................        410,000        24,632,800
                       Estee Lauder Cos., Inc., Class A............................        250,000         9,525,000
                                                                                                     ---------------
                                                                                                          48,962,800
                                                                                                     ---------------
                       ENERGY -- 4.5%
                       Energy Services -- 1.9%
                       Noble Drilling Corp.+.......................................        680,000        30,681,600
                       Santa Fe International Corp. ...............................        180,000         6,102,000

                       Energy Sources -- 2.6%
                       BP Amoco PLC ADR............................................        385,400        19,848,100
                       Chevron Corp. ..............................................        120,000         9,993,600
                       Kerr-McGee Corp. ...........................................        320,000        20,691,200
                                                                                                     ---------------
                                                                                                          87,316,500
                                                                                                     ---------------
                       FINANCE -- 15.6%
                       Banks -- 2.6%
                       Bank of America Corp. ......................................        580,030        31,217,214
                       Bank One Corp. .............................................        500,000        19,600,000

                       Financial Services -- 9.8%
                       Citigroup, Inc. ............................................      1,576,578        88,241,071
                       J.P. Morgan Chase & Co. ....................................        797,600        43,860,024
                       Legg Mason, Inc. ...........................................        154,000         8,511,580
                       MBNA Corp. .................................................        270,000         9,771,300
                       Merrill Lynch & Co., Inc. ..................................        520,000        37,700,000

                       Insurance -- 3.2%
                       Ace Ltd. ...................................................        650,000        24,050,000
                       AFLAC, Inc. ................................................        310,000        18,283,800
                       The Hartford Financial Services Group, Inc. ................        110,000         6,765,000
                       XL Capital Ltd., Class A....................................        175,000        12,981,500
                                                                                                     ---------------
                                                                                                         300,981,489
                                                                                                     ---------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES           VALUE
                       ---------------------------------------------------------------------------------------------
                       HEALTHCARE -- 12.2%
                       Drugs -- 6.5%
                       Pfizer, Inc. ...............................................      1,460,000   $    65,919,000
                       Pharmacia Corp. ............................................        483,400        27,080,068
                       Schering-Plough Corp. ......................................        660,000        33,264,000

                       Health Services -- 2.6%
                       Health Management Associates, Inc., Class A+................      1,000,000        16,130,000
                       IMS Health, Inc. ...........................................        610,000        15,384,200
                       Tenet Healthcare Corp.+.....................................        415,000        18,102,300

                       Medical Products -- 3.1%
                       Affymetrix, Inc.+...........................................        130,000         8,661,250
                       Amgen, Inc.+................................................        250,000        17,578,125
                       Applera Corp.-Applied Biosystems Group......................        150,000        12,600,000
                       Human Genome Sciences, Inc.+................................        180,000        10,980,000
                       Millenium Pharmaceuticals, Inc.+............................        200,000        10,025,000
                                                                                                     ---------------
                                                                                                         235,723,943
                                                                                                     ---------------
                       INDUSTRIAL & COMMERCIAL -- 10.1%
                       Aerospace & Military Technology -- 1.3%
                       United Technologies Corp. ..................................        334,300        25,065,814

                       Business Services -- 0.8%
                       Concord EFS, Inc.+..........................................        340,000        14,901,563

                       Electrical Equipment -- 5.0%
                       Danaher Corp. ..............................................        150,000         9,672,000
                       General Electric Co. .......................................      1,900,000        87,400,000

                       Machinery -- 0.5%
                       Deere & Co. ................................................        250,000        10,730,000

                       Multi-Industry -- 1.7%
                       Tyco International Ltd. ....................................        521,600        32,130,560

                       Transportation -- 0.8%
                       Burlington Northern Santa Fe Corp. .........................        520,000        15,917,200
                       Union Pacific Corp..........................................              1                53
                                                                                                     ---------------
                                                                                                         195,817,190
                                                                                                     ---------------
                       INFORMATION & ENTERTAINMENT -- 9.8%
                       Broadcasting & Media -- 5.4%
                       AOL Time Warner, Inc.+......................................        807,000        42,415,920
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............        933,848        15,782,031
                       Comcast Corp., Class A+.....................................        450,000        19,265,625
                       Gannett Co., Inc. ..........................................        215,000        13,631,000
                       Viacom, Inc., Class B+......................................        211,575        11,678,940

                       Entertainment Products -- 0.7%
                       Mattel, Inc. ...............................................        850,000        12,631,000

                       Leisure & Tourism -- 3.7%
                       Continental Airlines, Inc., Class B+........................        225,000        11,733,750
                       Northwest Airlines Corp.+...................................        270,000         6,699,375
                       Park Place Entertainment Corp.+.............................        950,000        10,687,500
                       Southwest Airlines Co. .....................................        500,000        15,665,000
                       Viad Corp. .................................................        270,000         6,412,500
                       Walt Disney Co. ............................................        725,000        22,076,250
                                                                                                     ---------------
                                                                                                         188,678,891
                                                                                                     ---------------

---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES           VALUE
                       ---------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 18.5%
                       Communication Equipment -- 0.4%
                       Juniper Networks, Inc.+.....................................         70,000   $     7,468,125

                       Computers & Business Equipment -- 3.9%
                       Cisco Systems, Inc.+........................................      1,600,000        59,900,000
                       Dell Computer Corp.+........................................        600,000        15,675,000

                       Computer Services -- 2.3%
                       Oracle Corp.+...............................................      1,550,000        45,143,750

                       Computer Software -- 4.2%
                       BEA Systems, Inc.+..........................................        225,000        14,835,937
                       i2 Technologies, Inc.+......................................        290,000        14,681,250
                       Microsoft Corp.+............................................        600,000        36,637,500
                       VERITAS Software Corp.+.....................................        166,000        15,749,250

                       Electronics -- 6.2%
                       Altera Corp.+...............................................        512,800        15,512,200
                       Applied Micro Circuits Corp.+...............................        110,000         8,085,000
                       Flextronics International Ltd.+.............................        490,000        18,681,250
                       Micron Technology, Inc.+....................................        480,000        21,969,600
                       Sanmina Corp.+..............................................        440,000        21,395,000
                       Solectron Corp.+............................................        530,000        21,120,500
                       Xilinx, Inc.+...............................................        250,000        13,500,000

                       Telecommunications -- 1.5%
                       AT&T Wireless Group+........................................        630,000        16,361,100
                       General Motors Corp., Class H...............................        390,000        10,912,200
                                                                                                     ---------------
                                                                                                         357,627,662
                                                                                                     ---------------
                       MATERIALS -- 3.6%
                       Chemicals -- 1.6%
                       Dow Chemical Co. ...........................................        520,000        17,836,000
                       Lyondell Chemical Co. ......................................        800,000        13,000,000

                       Metals & Minerals -- 2.0%
                       Alcoa, Inc. ................................................        550,000        20,207,000
                       American Standard Cos., Inc.+...............................        360,000        18,579,600
                                                                                                     ---------------
                                                                                                          69,622,600
                                                                                                     ---------------
                       UTILITIES -- 5.8%
                       Electric Utilities -- 2.0%
                       AES Corp. ..................................................        470,000        27,086,100
                       Pinnacle West Capital Corp. ................................        245,000        10,576,650

                       Gas & Pipeline Utilities -- 1.8%
                       Dynegy, Inc., Class A.......................................        460,000        22,402,000
                       Enron Corp. ................................................        165,000        13,200,000

                       Telephone -- 2.0%
                       SBC Communications, Inc. ...................................        800,000        38,680,000
                                                                                                     ---------------
                                                                                                         111,944,750
                                                                                                     ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,257,517,087)...........                    1,729,175,582
                                                                                                     ---------------

                                                           ---------------------

                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES -- 12.4%                                    AMOUNT           VALUE
                       ---------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 11.8%
                       Euro Time Deposit with State Street Bank & Trust Co.
                         5.50% due 2/01/01@........................................   $227,175,000   $   227,175,000
                                                                                                     ---------------
                       U.S. GOVERNMENT -- 0.6%
                       United States Treasury Bills 5.05% due 3/15/01@.............      1,950,000         1,938,511
                       United States Treasury Bills 5.85% due 3/15/01@.............     10,000,000         9,931,750
                                                                                                     ---------------
                                                                                                          11,870,261
                                                                                                     ---------------
                       TOTAL SHORT-TERM SECURITIES (cost $239,045,261).............                      239,045,261
                                                                                                     ---------------
                       TOTAL INVESTMENTS --
                         (cost $1,496,562,348)                         101.9%                          1,968,220,843
                       Liabilities in excess of other assets            (1.9)                            (37,151,074)
                                                                       ------                        ---------------
                       NET ASSETS --                                   100.0%                        $ 1,931,069,769
                                                                       ======                        ===============


              -----------------------------

               +  Non-income producing securities.

               ADR -- American Depository Receipt

               @ The security or a portion thereof represents collateral for the following open futures contracts


                       OPEN FUTURES CONTRACTS
                       -----------------------------------------------------------------------------------------
                       NUMBER OF                     EXPIRATION     VALUE AT       VALUE AS OF       UNREALIZED
                       CONTRACTS     DESCRIPTION        DATE       TRADE DATE    JANUARY 31, 2001   APPRECIATION
                       -----------------------------------------------------------------------------------------
                       505 Long    S&P 500 Index     March 2001   $171,768,750     $173,328,625     $1,559,875
                                                                                                     =========

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FEDERATED VALUE PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 93.2%                                            SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.3%
                       Apparel & Textiles -- 0.9%
                       Liz Claiborne, Inc. ........................................       41,300   $  2,034,025

                       Automotive -- 1.7%
                       Ford Motor Co. .............................................       85,289      2,404,297
                       General Motors Corp. .......................................       21,736      1,167,223
                       TRW, Inc. ..................................................       11,200        407,232

                       Retail -- 5.7%
                       Federated Department Stores, Inc.+..........................       46,600      2,076,496
                       KMart Corp.+................................................      224,100      1,960,875
                       Lowe's Cos., Inc. ..........................................       51,000      2,725,950
                       Toys 'R' Us, Inc.+..........................................      152,000      4,012,800
                       Wal-Mart Stores, Inc. ......................................       42,800      2,431,040
                                                                                                   -------------
                                                                                                     19,219,938
                                                                                                   -------------
                       CONSUMER STAPLES -- 5.7%
                       Food, Beverage & Tobacco -- 4.7%
                       Anheuser-Busch Cos., Inc. ..................................       64,100      2,779,376
                       Corn Products International, Inc. ..........................       64,100      1,634,550
                       Philip Morris Cos., Inc. ...................................       76,600      3,370,400
                       UST, Inc. ..................................................      127,700      3,256,350

                       Household Products -- 1.0%
                       Kimberly-Clark Corp. .......................................       34,800      2,253,300
                                                                                                   -------------
                                                                                                     13,293,976
                                                                                                   -------------
                       ENERGY -- 7.6%
                       Energy Services -- 2.7%
                       Diamond Offshore Drilling, Inc. ............................       63,100      2,554,919
                       Schlumberger Ltd. ..........................................       44,300      3,402,240
                       Transocean Sedco Forex, Inc. ...............................        6,408        291,244

                       Energy Sources -- 4.9%
                       BP Amoco PLC ADR............................................       36,000      1,854,000
                       Chevron Corp. ..............................................       22,000      1,832,160
                       Exxon Mobil Corp. ..........................................       36,500      3,071,475
                       Sunoco, Inc. ...............................................       33,200      1,062,400
                       Ultramar Diamond Shamrock Corp.+............................       31,600        903,128
                       USX-Marathon Group, Inc. ...................................       91,700      2,508,912
                                                                                                   -------------
                                                                                                     17,480,478
                                                                                                   -------------
                       FINANCE -- 18.5%
                       Banks -- 3.1%
                       Bank of America Corp. ......................................       50,600      2,723,292
                       PNC Financial Services Group................................       59,700      4,418,994

                       Financial Services -- 6.9%
                       Bear Stearns Cos., Inc. ....................................       58,519      3,610,622
                       Countrywide Credit Industries, Inc. ........................       34,800      1,677,708
                       J.P. Morgan Chase & Co. ....................................       43,000      2,364,570
                       MBIA, Inc...................................................       45,900      3,290,112
                       Stilwell Financial, Inc. ...................................       27,000      1,173,420
                       Washington Mutual, Inc. ....................................       81,200      3,917,900

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 8.5%
                       Allstate Corp. .............................................       98,500   $  3,829,680
                       CIGNA Corp. ................................................       26,200      2,912,130
                       Conseco, Inc. ..............................................      190,932      3,222,932
                       Lincoln National Corp. .....................................       65,800      2,951,130
                       Loews Corp. ................................................       42,000      4,082,400
                       Marsh & McLennan Cos., Inc. ................................       23,800      2,573,970
                                                                                                   -------------
                                                                                                     42,748,860
                                                                                                   -------------
                       HEALTHCARE -- 10.1%
                       Drugs -- 3.8%
                       Bristol-Myers Squibb Co. ...................................       52,800      3,267,792
                       Pharmacia Corp. ............................................       59,796      3,349,772
                       Schering-Plough Corp. ......................................       42,100      2,121,840

                       Health Services -- 3.9%
                       HealthSouth Corp.+..........................................      274,800      4,108,260
                       Oxford Health Plans, Inc.+..................................       65,900      2,055,256
                       UnitedHealth Group, Inc. ...................................       49,400      2,786,654

                       Medical Products -- 2.4%
                       Abbott Laboratories, Inc. ..................................       62,700      2,812,722
                       Baxter International, Inc. .................................       32,400      2,847,312
                                                                                                   -------------
                                                                                                     23,349,608
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 14.2%
                       Aerospace & Military Technology -- 2.3%
                       Boeing Co. .................................................       49,100      2,872,350
                       General Dynamics Corp. .....................................       34,000      2,413,320

                       Business Services -- 4.8%
                       Cendant Corp.+..............................................      142,100      1,820,301
                       First Data Corp. ...........................................       64,500      3,922,245
                       H&R Block, Inc. ............................................       67,000      2,904,450
                       Waste Management, Inc. .....................................       98,500      2,403,400

                       Machinery -- 0.7%
                       Ingersoll-Rand Co. .........................................       38,000      1,683,780

                       Multi-Industry -- 6.4%
                       Honeywell International, Inc. ..............................       22,100      1,044,225
                       Koninklijke Philips Electronics NV..........................       76,893      2,937,313
                       Minnesota Mining & Manufacturing Co. .......................       19,100      2,113,415
                       Sara Lee Corp. .............................................      118,000      2,506,320
                       Textron, Inc. ..............................................       30,600      1,560,600
                       Tyco International Ltd. ....................................       77,854      4,795,806
                                                                                                   -------------
                                                                                                     32,977,525
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 2.3%
                       Broadcasting & Media -- 1.8%
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............       40,000        676,000
                       Charter Communications, Inc., Class A+......................       72,800      1,647,100
                       Viacom, Inc., Class B+......................................       32,833      1,812,382

                       Leisure & Tourism -- 0.5%
                       Brunswick Corp. ............................................       60,900      1,189,377
                                                                                                   -------------
                                                                                                      5,324,859
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 16.1%
                       Communication Equipment -- 0.6%
                       Motorola, Inc. .............................................       63,000      1,437,030

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment -- 5.4%
                       Compaq Computer Corp. ......................................      100,500   $  2,382,855
                       International Business Machines Corp. ......................       32,300      3,617,600
                       Lexmark International, Inc., Class A+.......................       35,600      2,047,000
                       Sun Microsystems, Inc.+.....................................       99,900      3,053,194
                       UNISYS Corp.+...............................................       76,400      1,310,260

                       Computer Services -- 2.2%
                       Computer Sciences Corp.+....................................       30,100      1,944,460
                       Electronic Data Systems Corp. ..............................       58,600      3,261,090

                       Computer Software -- 1.9%
                       Computer Associates International, Inc. ....................       42,400      1,526,824
                       Novell, Inc.+...............................................       86,300        744,337
                       VERITAS Software Corp.+.....................................       22,371      2,122,448

                       Electronics -- 0.6%
                       Micron Technology, Inc.+....................................       18,800        860,476
                       Viasystems Group, Inc. .....................................       65,900        660,318

                       Telecommunications -- 5.4%
                       AT&T Corp. .................................................       76,650      1,838,834
                       Avaya, Inc.+................................................       84,300      1,475,250
                       General Motors Corp., Class H...............................       22,887        640,378
                       Lucent Technologies, Inc. ..................................       52,800        982,080
                       Nortel Networks Corp. ......................................       23,389        894,162
                       Qwest Communications International, Inc.+...................       61,093      2,573,237
                       Verizon Communications, Inc. ...............................       72,956      4,008,932
                                                                                                   -------------
                                                                                                     37,380,765
                                                                                                   -------------
                       MATERIALS -- 1.1%
                       Chemicals -- 0.4%
                       Air Products and Chemicals, Inc. ...........................       26,600      1,004,682

                       Metals & Minerals -- 0.7%
                       Nucor Corp. ................................................       39,100      1,618,740
                                                                                                   -------------
                                                                                                      2,623,422
                                                                                                   -------------
                       UTILITIES -- 9.3%
                       Electric Utilities -- 3.9%
                       Edison International........................................      118,100      1,575,454
                       Entergy Corp. ..............................................       82,900      2,936,318
                       FPL Group, Inc. ............................................       55,300      3,207,400
                       Montana Power Co. ..........................................       61,000      1,356,640

                       Gas & Pipeline Utilities -- 2.5%
                       El Paso Energy Corp. .......................................       58,548      3,682,669
                       The Williams Cos., Inc. ....................................       54,200      2,120,846

                       Telephone -- 2.9%
                       SBC Communications, Inc. ...................................       64,900      3,137,915
                       Telephone and Data Systems, Inc. ...........................       16,200      1,709,100
                       WorldCom, Inc.+.............................................       84,300      1,817,719
                                                                                                   -------------
                                                                                                     21,544,061
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $201,524,330)......................                 215,943,492
                                                                                                   -------------

                                                           ---------------------

                       PREFERRED STOCK -- 4.5%                                          SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE -- 1.2%
                       Insurance -- 1.2%
                       Metlife Capital Trust I 8.00%...............................       26,000   $  2,678,000
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 1.7%
                       Business Services -- 0.4%
                       Cendant Corp. 7.50%.........................................       50,000        940,000

                       Transportation -- 1.3%
                       Union Pacific Capital Trust 6.25%...........................       60,400      3,020,000
                                                                                                   -------------
                                                                                                      3,960,000
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 1.6%
                       Broadcasting & Media -- 1.6%
                       News Corp., Ltd. ADR........................................      108,600      3,759,732
                                                                                                   -------------
                       TOTAL PREFERRED STOCK (cost $7,801,262).....................                  10,397,732
                                                                                                   -------------

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 0.5%                                            AMOUNT
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.5%
                       Broadcasting & Media -- 0.5%
                       Charter Communications, Inc. 5.75% 2005* (cost
                         $1,000,000)...............................................   $1,000,000      1,238,750
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $210,325,592).............                 227,579,974
                                                                                                   -------------

                       SHORT-TERM SECURITIES -- 0.7%
                       -----------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 0.7%
                       Euro Time Deposit with State Street Bank & Trust Co.
                         5.00% due 2/01/01 (cost $1,689,000).......................    1,689,000      1,689,000
                                                                                                   -------------


                       TOTAL INVESTMENTS --
                         (cost $212,014,592)                                   98.9%                229,268,974
                       Other assets less liabilities --                         1.1                   2,446,715
                                                                          ----------               -------------
                       NET ASSETS --                                          100.0%               $231,715,689
                                                                          ==========               =============

              -----------------------------

               + Non-income producing securities
               * Resale restricted to qualified institutional buyers
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    DAVIS VENTURE VALUE
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 95.4%                                            SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 5.6%
                       Housing -- 2.5%
                       Masco Corp..................................................     2,962,600    $   71,102,400
                       Retail -- 3.1%
                       Costco Wholesale Corp.+.....................................     1,878,100        86,862,125
                                                                                                     ---------------
                                                                                                        157,964,525
                                                                                                     ---------------
                       CONSUMER STAPLES -- 3.7%
                       Food, Beverage & Tobacco -- 3.4%
                       Philip Morris Cos., Inc. ...................................     2,188,300        96,285,200

                       Household Products -- 0.3%
                       Gillette Co. ...............................................       234,300         7,408,566
                                                                                                     ---------------
                                                                                                        103,693,766
                                                                                                     ---------------
                       ENERGY -- 1.1%
                       Energy Services -- 0.5%
                       Schlumberger Ltd. ..........................................       181,600        13,946,880

                       Energy Sources -- 0.6%
                       Devon Energy Corp. .........................................       294,126        16,118,105
                                                                                                     ---------------
                                                                                                         30,064,985
                                                                                                     ---------------
                       FINANCE -- 33.4%
                       Banks -- 6.6%
                       Bank One Corp. .............................................       167,300         6,558,160
                       Golden West Financial Corp. ................................       881,800        47,211,572
                       State Street Corp. .........................................       110,500        12,478,765
                       U.S. Bancorp................................................       427,000        12,617,850
                       Wells Fargo & Co. ..........................................     2,075,900       106,929,609

                       Financial Services -- 21.3%
                       American Express Co. .......................................     3,031,700       142,793,070
                       Citigroup, Inc. ............................................     2,244,661       125,633,676
                       Dow Jones & Co., Inc. ......................................       103,900         6,301,535
                       Dun & Bradstreet Corp.+.....................................       579,000        14,532,900
                       Federal Home Loan Mortgage Corp. ...........................       432,300        26,370,300
                       Household International, Inc. ..............................     2,132,000       122,547,360
                       Moody's Corp. ..............................................       516,000        14,448,000
                       Morgan Stanley, Dean Witter & Co. ..........................       806,450        68,346,638
                       Providian Financial Corp. ..................................       883,000        51,523,050
                       Stilwell Financial, Inc. ...................................       639,700        27,801,362

                       Insurance -- 5.5%
                       American International Group, Inc.#.........................       137,437        11,684,894
                       Chubb Corp. ................................................       277,600        19,987,200
                       Loews Corp. ................................................       154,100        14,978,520
                       Progressive Corp. ..........................................       347,200        32,619,440
                       Sun Life Financial Services of Canada, Inc. ................       211,000         4,905,750

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance (continued)
                       Transatlantic Holdings, Inc.#...............................       567,400    $   54,981,060
                       UnumProvident Corp. ........................................       504,170        14,731,847
                                                                                                     ---------------
                                                                                                        939,982,558
                                                                                                     ---------------
                       HEALTHCARE -- 9.5%
                       Drugs -- 9.5%
                       American Home Products Corp. ...............................     1,716,600       101,451,060
                       Bristol-Myers Squibb Co. ...................................     1,185,900        73,395,351
                       Eli Lilly & Co. ............................................       210,500        16,587,400
                       Glaxosmithkline PLC ADR+....................................       511,189        26,862,982
                       Merck & Co., Inc. ..........................................       491,400        40,383,252
                       Pharmacia Corp. ............................................       154,300         8,643,886
                                                                                                     ---------------
                                                                                                        267,323,931
                                                                                                     ---------------
                       INDUSTRIAL & COMMERCIAL -- 14.5%
                       Business Services -- 2.8%
                       Agilent Technologies, Inc.+.................................       476,199        25,976,655
                       First Data Corp. ...........................................        61,900         3,764,139
                       United Parcel Service, Inc., Class B........................       777,800        48,145,820
                       WPP Group PLC ADR...........................................        24,400         1,553,975

                       Machinery -- 0.8%
                       Dover Corp. ................................................       544,600        22,546,440

                       Multi-Industry -- 10.9%
                       Berkshire Hathaway, Inc., Class A+..........................         1,550       106,020,000
                       Berkshire Hathaway, Inc., Class B+..........................            30            67,500
                       Koninklijke Philips Electronics NV..........................       274,129        10,471,728
                       Minnesota Mining & Manufacturing Co. .......................       359,800        39,811,870
                       Tyco International Ltd. ....................................     2,428,800       149,614,080
                                                                                                     ---------------
                                                                                                        407,972,207
                                                                                                     ---------------
                       INFORMATION & ENTERTAINMENT -- 3.9%
                       Broadcasting & Media -- 0.8%
                       Gannett Co., Inc. ..........................................       227,200        14,404,480
                       Tribune Co. ................................................       220,000         8,868,200

                       Leisure & Tourism -- 3.1%
                       Marriott International, Inc., Class A.......................       551,100        25,438,776
                       McDonald's Corp. ...........................................     2,093,900        61,455,965
                                                                                                     ---------------
                                                                                                        110,167,421
                                                                                                     ---------------
                       INFORMATION TECHNOLOGY -- 19.6%

                       Communication Equipment -- 5.8%
                       Motorola, Inc. .............................................     2,786,000        63,548,660
                       Tellabs, Inc.+..............................................     1,535,600        99,526,075

                       Computers & Business Equipment -- 5.7%
                       Hewlett-Packard Co. ........................................     2,123,600        78,021,064
                       International Business Machines Corp. ......................       248,400        27,820,800
                       Lexmark International, Inc., Class A+.......................       969,300        55,734,750

                       Computer Software -- 1.0%
                       BMC Software, Inc.+.........................................       764,100        22,206,656
                       Novell, Inc.+...............................................       729,600         6,292,800

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics -- 3.0%
                       Applied Materials, Inc.+....................................       130,100    $    6,545,656
                       Intel Corp. ................................................       317,900        11,762,300
                       Molex, Inc. ................................................       401,326        17,432,598
                       Texas Instruments, Inc. ....................................     1,091,500        47,807,700

                       Telecommunications -- 4.1%
                       AT&T Corp. .................................................     1,222,655        29,331,494
                       AT&T Wireless Group+........................................       284,500         7,388,465
                       Loral Space & Communications Corp.+.........................       792,400         4,675,160
                       Lucent Technologies, Inc. ..................................     3,322,200        61,792,920
                       Tycom Ltd.+.................................................       393,100        11,124,730
                                                                                                     ---------------
                                                                                                        551,011,828
                                                                                                     ---------------
                       MATERIALS -- 3.4%
                       Forest Products -- 1.5%
                       Sealed Air Corp.+...........................................     1,307,200        41,608,176

                       Metals & Minerals -- 1.9%
                       Martin Marietta Materials, Inc. ............................       560,500        23,748,385
                       Vulcan Materials Co. .......................................       612,500        27,856,500
                                                                                                     ---------------
                                                                                                         93,213,061
                                                                                                     ---------------
                       REAL ESTATE -- 0.7%
                       Real Estate Investment Trusts -- 0.7%
                       CenterPoint Properties Corp. ...............................        46,100         2,121,522
                       Equity Residential Properties Trust.........................        69,600         3,645,648
                       General Growth Properties, Inc. ............................       333,000        12,657,330
                                                                                                     ---------------
                                                                                                         18,424,500
                                                                                                     ---------------
                       TOTAL COMMON STOCK (cost $2,162,797,699)....................                   2,679,818,782
                                                                                                     ---------------

                       PREFERRED STOCK -- 0.3%
                       ---------------------------------------------------------------------------------------------
                       REAL ESTATE -- 0.3%
                       Real Estate Investment Trusts -- 0.3%
                       General Growth Properties, Inc. convertible 7.25% (cost
                         $7,046,331)...............................................       280,400         7,010,000
                                                                                                     ---------------
                       TOTAL INVESTMENT SECURITIES (cost $2,169,844,030)...........                   2,686,828,782
                                                                                                     ---------------


                                                           ---------------------

                                                                                       PRINCIPAL
                                       REPURCHASE AGREEMENT -- 4.4%                     AMOUNT            VALUE
                       ---------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 4.4%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 5.72%, dated 1/31/01, to be repurchased
                         2/01/01 in the amount of $125,098,874 and collateralized
                         by $5,510,000 of Federal National Mortgage Association
                         Notes, bearing interest at 6.76%, due 11/01/35,
                         $52,050,000 of Federal National Mortgage Association
                         Notes, bearing interest at 7.87%, due 10/01/38,
                         $26,025,000 of Federal National Mortgage Association
                         Notes, bearing interest at 6.36%, due 10/01/32 and
                         $50,970,000 of Student Loan Marketing Association Notes,
                         bearing interest at 6.75%, due 10/25/11, which together
                         have an approximate value of $128,846,650 (cost
                         $125,079,000).............................................   $125,079,000   $  125,079,000
                                                                                                     ---------------

                       TOTAL INVESTMENTS --
                         (cost $2,294,923,030)                       100.1%                                    2,811,907,782
                       Liabilities in excess of other assets --       (0.1)                                       (3,862,413)
                                                                     ------                                  ---------------
                       NET ASSETS --                                 100.0%                                  $ 2,808,045,369
                                                                     ======                                  ===============

              -----------------------------

               + Non-income producing securities
              # Security represents an investment in an affiliated company ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    "DOGS" OF WALL STREET
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 98.6%                                              SHARES          VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 27.9%
                       Apparel & Textiles -- 3.1%
                       V.F. Corp. .................................................         80,784    $ 2,816,130

                       Automotive -- 6.6%
                       General Motors Corp. .......................................         58,906      3,163,252
                       Genuine Parts Co. ..........................................        114,720      2,909,299

                       Housing -- 10.8%
                       Leggett & Platt, Inc. ......................................        159,893      3,357,753
                       Newell Rubbermaid, Inc. ....................................        129,272      3,516,198
                       Sherwin Williams Co. .......................................        114,155      3,065,062

                       Retail -- 7.4%
                       Albertson's, Inc. ..........................................        115,262      3,267,678
                       May Department Stores Co. ..................................         91,323      3,557,031
                                                                                                      ------------
                                                                                                       25,652,403
                                                                                                      ------------
                       CONSUMER STAPLES -- 15.3%
                       Food, Beverage & Tobacco -- 12.1%
                       Brown-Forman Corp., Class B.................................         43,691      2,892,344
                       ConAgra, Inc. ..............................................        113,822      2,663,435
                       Philip Morris Cos., Inc. ...................................         66,818      2,939,992
                       UST, Inc. ..................................................        104,599      2,667,274

                       Household Products -- 3.2%
                       Clorox Co. .................................................         87,065      2,938,444
                                                                                                      ------------
                                                                                                       14,101,489
                                                                                                      ------------
                       ENERGY -- 3.1%
                       Energy Sources -- 3.1%
                       Exxon Mobil Corp. ..........................................         34,233      2,880,707
                                                                                                      ------------

                       FINANCE -- 3.5%
                       Financial Services -- 3.5%
                       J.P. Morgan Chase & Co. ....................................         58,007      3,189,805
                                                                                                      ------------

                       INDUSTRIAL & COMMERCIAL -- 17.0%
                       Business Services -- 7.5%
                       Johnson Controls, Inc. .....................................         55,938      3,634,851
                       W.W. Grainger, Inc. ........................................         83,120      3,273,266

                       Machinery -- 3.0%
                       Caterpillar, Inc. ..........................................         62,784      2,776,308

                       Multi-Industry -- 6.5%
                       Minnesota Mining & Manufacturing Co. .......................         24,578      2,719,556
                       Textron, Inc. ..............................................         63,485      3,237,735
                                                                                                      ------------
                                                                                                       15,641,716
                                                                                                      ------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       -------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 3.5%
                       Entertainment Products -- 3.5%
                       Eastman Kodak Co. ..........................................         74,431    $ 3,246,680
                                                                                                      ------------

                       INFORMATION TECHNOLOGY -- 9.7%
                       Computers & Business Equipment -- 6.6%
                       Avery Dennison Corp. .......................................         54,147      2,935,850
                       Pitney Bowes, Inc. .........................................         90,281      3,157,127

                       Electronics -- 3.1%
                       Emerson Electric Co. .......................................         37,421      2,843,996
                                                                                                      ------------
                                                                                                        8,936,973
                                                                                                      ------------
                       MATERIALS -- 12.2%
                       Chemicals -- 6.1%
                       du Pont (E.I.) de Nemours & Co. ............................         60,494      2,644,193
                       Rohm and Haas Co. ..........................................         82,017      2,944,410

                       Forest Products -- 6.1%
                       Bemis Co., Inc. ............................................         87,208      2,878,736
                       International Paper Co. ....................................         71,410      2,759,997
                                                                                                      ------------
                                                                                                       11,227,336
                                                                                                      ------------
                       UTILITIES -- 6.4%
                       Telephone -- 6.4%
                       ALLTEL Corp. ...............................................         48,457      2,867,685
                       SBC Communications, Inc. ...................................         62,981      3,045,132
                                                                                                      ------------
                                                                                                        5,912,817
                                                                                                      ------------
                       TOTAL INVESTMENT SECURITIES (cost $92,431,755)..............                    90,789,926
                                                                                                      ------------
                       REPURCHASE AGREEMENT -- 1.4%                                      PRINCIPAL
                                                                                            AMOUNT
                       -------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 1.4%
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3) (cost $1,261,000)........................   $  1,261,000      1,261,000
                                                                                                      ------------
                       TOTAL INVESTMENTS --
                         (cost $93,692,755)                            100.0%                          92,050,926
                       Other assets less liabilities --                  0.0                               18,722
                                                                       ------                         -----------
                       NET ASSETS --                                   100.0%                         $92,069,648
                                                                       ======                         ===========

              -----------------------------

                      See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ALLIANCE GROWTH PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 95.6%                                             SHARES            VALUE
                       ----------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.2%
                       Retail -- 6.2%
                       Home Depot, Inc. ...........................................      1,405,900    $   67,764,380
                       Kohl's Corp.+...............................................      1,022,200        72,576,200
                       Walgreen Co. ...............................................        861,200        35,257,528
                                                                                                      ---------------
                                                                                                         175,598,108
                                                                                                      ---------------
                       CONSUMER STAPLES -- 2.3%
                       Food, Beverage & Tobacco -- 1.2%
                       Philip Morris Cos., Inc. ...................................        791,800        34,839,200

                       Household Products -- 1.1%
                       Colgate-Palmolive Co. ......................................        513,000        30,821,040
                                                                                                      ---------------
                                                                                                          65,660,240
                                                                                                      ---------------
                       ENERGY -- 1.9%
                       Energy Sources -- 1.9%
                       BP Amoco PLC ADR............................................        833,900        42,945,850
                       Chevron Corp. ..............................................        122,300        10,185,144
                                                                                                      ---------------
                                                                                                          53,130,994
                                                                                                      ---------------
                       FINANCE -- 19.9%
                       Financial Services -- 19.9%
                       Citigroup, Inc. ............................................      3,279,584       183,558,316
                       Federal Home Loan Mortgage Corp. ...........................        961,800        58,669,800
                       Federal National Mortgage Association.......................        555,400        41,199,572
                       Household International, Inc. ..............................        589,000        33,855,720
                       J.P. Morgan Chase & Co. ....................................      1,189,100        65,388,609
                       MBNA Corp. .................................................      3,331,400       120,563,366
                       Merrill Lynch & Co., Inc. ..................................        291,800        21,155,500
                       Morgan Stanley, Dean Witter & Co. ..........................        396,180        33,576,255
                                                                                                      ---------------
                                                                                                         557,967,138
                                                                                                      ---------------
                       HEALTHCARE -- 13.7%
                       Drugs -- 12.6%
                       Pfizer, Inc. ...............................................      3,835,675       173,180,726
                       Pharmacia Corp. ............................................      1,728,700        96,841,774
                       Schering-Plough Corp. ......................................      1,640,500        82,681,200

                       Medical Products -- 1.1%
                       Human Genome Sciences, Inc.+................................         24,300         1,482,300
                       Medtronic, Inc. ............................................        557,800        30,121,200
                                                                                                      ---------------
                                                                                                         384,307,200
                                                                                                      ---------------
                       INDUSTRIAL & COMMERCIAL -- 11.6%
                       Aerospace & Military Technology -- 0.1%
                       United Technologies Corp. ..................................         26,000         1,949,480

                       Electrical Equipment -- 1.0%
                       General Electric Co. .......................................        616,200        28,345,200

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES            VALUE
                       ----------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Multi-Industry -- 10.5%
                       Honeywell International, Inc. ..............................      2,791,000    $  131,874,750
                       Tyco International Ltd. ....................................      2,653,186       163,436,258
                                                                                                      ---------------
                                                                                                         325,605,688
                                                                                                      ---------------
                       INFORMATION & ENTERTAINMENT -- 12.3%
                       Broadcasting & Media -- 12.3%
                       AOL Time Warner, Inc.+......................................      3,413,500       179,413,560
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............      3,698,000        62,496,200
                       Clear Channel Communications, Inc.+.........................        261,502        17,052,545
                       Comcast Corp., Class A+.....................................         47,100         2,016,469
                       Cox Communications, Inc., Class A+..........................         68,900         3,201,094
                       Viacom, Inc., Class B+......................................      1,494,758        82,510,642
                                                                                                      ---------------
                                                                                                         346,690,510
                                                                                                      ---------------
                       INFORMATION TECHNOLOGY -- 27.6%

                       Communication Equipment -- 4.2%
                       Juniper Networks, Inc.+.....................................         34,500         3,680,719
                       Nokia Corp. ADR.............................................      3,300,460       113,370,801

                       Computers & Business Equipment -- 9.8%
                       Cisco Systems, Inc.+........................................      3,350,600       125,438,087
                       EMC Corp.+..................................................      1,519,700       115,482,003
                       Sun Microsystems, Inc.+.....................................      1,168,200        35,703,113

                       Computer Services -- 1.2%
                       Oracle Corp.+...............................................      1,110,600        32,346,225

                       Computer Software -- 2.2%
                       BEA Systems, Inc.+..........................................        247,400        16,312,937
                       i2 Technologies, Inc.+......................................         19,900         1,007,438
                       Microsoft Corp.+............................................        209,100        12,768,169
                       VERITAS Software Corp.+.....................................        325,000        30,834,375

                       Electronics -- 1.6%
                       Altera Corp.+...............................................         19,300           583,825
                       Applied Materials, Inc.+....................................        122,500         6,163,281
                       Applied Micro Circuits Corp.+...............................         80,322         5,903,667
                       Intel Corp. ................................................        118,900         4,399,300
                       Micron Technology, Inc.+....................................        273,800        12,531,826
                       Solectron Corp.+............................................        362,100        14,429,685

                       Telecommunications -- 8.6%
                       Amdocs Ltd.+................................................        269,200        21,081,052
                       AT&T Wireless Group+........................................      2,207,900        57,339,163
                       Corning, Inc. ..............................................        526,900        29,880,499
                       Nortel Networks Corp. ......................................        973,900        37,232,197
                       SDL, Inc.+..................................................        111,600        22,515,300
                       Vodafone Group PLC ADR+.....................................      2,174,600        76,045,762
                                                                                                      ---------------
                                                                                                         775,049,424
                                                                                                      ---------------
                       UTILITIES -- 0.1%
                       Electric Utilities -- 0.1%
                       AES Corp. ..................................................         25,000         1,440,750
                                                                                                      ---------------
                       TOTAL INVESTMENT SECURITIES (cost $2,561,078,377)...........                    2,685,450,052
                                                                                                      ---------------

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES            VALUE
                       ----------------------------------------------------------------------------------------------

                                                                                       PRINCIPAL
                                      SHORT-TERM SECURITIES -- 4.7%                      AMOUNT            VALUE
                       ----------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 4.7%
                       Euro Time Deposit with State Street Bank & Trust Co.
                         5.50% due 2/01/01 (cost $132,694,000).....................   $132,694,000    $  132,694,000
                                                                                                      ---------------
                       TOTAL INVESTMENTS --
                         (cost $2,693,772,377)                        100.3%                           2,818,144,052
                       Liabilities in excess of other assets --        (0.3)                              (8,046,202)
                                                                      ------                          ---------------
                       NET ASSETS --                                  100.0%                          $2,810,097,850
                                                                      ======                          ===============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GOLDMAN SACHS RESEARCH
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK 95.8%                                             SHARES       VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER STAPLES -- 3.6%
                       Food, Beverage & Tobacco -- 3.6%
                       Philip Morris Cos., Inc. ...................................     32,500   $ 1,430,000
                                                                                                 ------------

                       FINANCE -- 21.3%
                       Financial Services -- 17.7%
                       American Express Co.@ ......................................     29,900     1,408,290
                       Citigroup, Inc. ............................................     25,466     1,425,332
                       Federal Home Loan Mortgage Corp. ...........................     23,000     1,403,000
                       Household International, Inc. ..............................     24,570     1,412,284
                       MBNA Corp. .................................................     39,100     1,415,029

                       Insurance -- 3.6%
                       MetLife, Inc. ..............................................     44,200     1,450,644
                                                                                                 ------------
                                                                                                   8,514,579
                                                                                                 ------------
                       HEALTHCARE -- 10.4%
                       Drugs -- 3.6%
                       Merck & Co., Inc. ..........................................     17,600     1,446,368

                       Medical Products -- 6.8%
                       Guidant Corp. ..............................................     29,700     1,470,150
                       Medimmune, Inc.+............................................     31,200     1,240,200
                                                                                                 ------------
                                                                                                   4,156,718
                                                                                                 ------------
                       INDUSTRIAL & COMMERCIAL -- 10.9%
                       Aerospace & Military Technology -- 3.6%
                       United Technologies Corp. ..................................     19,000     1,424,620

                       Electrical Equipment -- 3.7%
                       General Electric Co. .......................................     31,700     1,458,200

                       Multi-Industry -- 3.6%
                       Tyco International Ltd. ....................................     23,590     1,453,144
                                                                                                 ------------
                                                                                                   4,335,964
                                                                                                 ------------
                       INFORMATION & ENTERTAINMENT -- 10.7%
                       Broadcasting & Media -- 10.7%
                       AOL Time Warner, Inc.+@.....................................     27,650     1,453,284
                       Cablevision Systems Corp., Class A+.........................     15,900     1,391,409
                       Viacom, Inc., Class B+......................................     25,500     1,407,600
                                                                                                 ------------
                                                                                                   4,252,293
                                                                                                 ------------
                       INFORMATION TECHNOLOGY -- 24.7%
                       Communication Equipment -- 3.4%
                       Comverse Technology, Inc.+..................................     12,200     1,382,413

                       Computers & Business Equipment -- 3.5%
                       Cisco Systems, Inc.+........................................     37,000     1,385,187

                       Computer Services -- 3.4%
                       Oracle Corp.+...............................................     46,200     1,345,575

---------------------


                        COMMON STOCK (CONTINUED)                                      SHARES       VALUE
                       --------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Software -- 3.4%
                       Automatic Data Processing, Inc. ............................     22,600   $ 1,352,836

                       Electronics -- 3.9%
                       Micron Technology, Inc.+....................................     33,788     1,546,477

                       Telecommunications -- 7.1%
                       Amdocs Ltd.+................................................     18,370     1,438,555
                       Xo Communications Inc., Class A+............................     57,100     1,406,087
                                                                                                 ------------
                                                                                                   9,857,130
                                                                                                 ------------
                       UTILITIES -- 14.2%
                       Electric Utilities -- 6.9%
                       Calpine Corp.+..............................................     35,600     1,420,796
                       FPL Group, Inc. ............................................     23,000     1,334,000

                       Gas & Pipeline Utilities -- 7.3%
                       Enron Corp. ................................................     17,700     1,416,000
                       Kinder Morgan, Inc. ........................................     27,900     1,516,365
                                                                                                 ------------
                                                                                                   5,687,161
                                                                                                 ------------
                       TOTAL INVESTMENT SECURITIES (cost $37,000,503)..............               38,233,845
                                                                                                 ------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 2.1%                                     AMOUNT
                       ---------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 2.1%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 5.65%, dated 1/31/01, to be repurchased
                         2/01/01 in the amount of $849,133 and collateralized by
                         $675,000 of U.S. Treasury Bonds, bearing interest at
                         7.625%, due 02/15/25 and having an approximate value of
                         $870,750 (cost $849,000)..................................   $849,000        849,000
                                                                                                  ------------

                       TOTAL INVESTMENTS --
                         (cost $37,849,503)                           97.9%                         39,082,845
                       Other assets less liabilities--                 2.1                             819,980
                                                                     ------                       ------------
                       NET ASSETS --                                 100.0%                       $ 39,902,825
                                                                     ======                       ============

              -----------------------------

               + Non-income producing securities
              @ The security or a portion thereof represents collateral for the following open futures contract:

                       OPEN FUTURES CONTRACTS
                       ---------------------------------------------------------------------------------------
                       NUMBER OF                    EXPIRATION    VALUE AT     VALUE AS OF       UNREALIZED
                       CONTRACTS   DESCRIPTION         DATE      TRADE DATE   JANUARY 31, 2001   DEPRECIATION
                       ---------------------------------------------------------------------------------------
                       4 Long      S&P 500 Index    March 2001   $1,382,600      $1,372,946         $(9,654)
                                                                                                    =======

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MFS GROWTH AND INCOME
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 94.5%                                           SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 5.0%
                       Apparel & Textiles -- 0.4%
                       Cintas Corp. ...............................................      9,150    $    427,191
                       Fast Retailing Co., Ltd. ...................................      5,600         961,842

                       Retail -- 4.6%
                       CVS Corp. ..................................................    113,000       6,689,600
                       Home Depot, Inc. ...........................................      7,900         380,780
                       Kroger Co. .................................................     75,200       1,846,160
                       RadioShack Corp. ...........................................     10,800         594,432
                       Wal-Mart Stores, Inc. ......................................    131,000       7,440,800
                                                                                                  ------------
                                                                                                    18,340,805
                                                                                                  ------------
                       CONSUMER STAPLES -- 7.6%
                       Food, Beverage & Tobacco -- 6.6%
                       Anheuser-Busch Cos., Inc. ..................................     20,300         880,208
                       Coca-Cola Co. ..............................................     67,000       3,886,000
                       Diageo PLC..................................................    171,426       1,647,351
                       Nestle SA...................................................      1,307       2,773,823
                       PepsiCo, Inc. ..............................................     15,900         700,713
                       Philip Morris Cos., Inc. ...................................     80,600       3,546,400
                       Quaker Oats Co. ............................................     19,200       1,824,000
                       Safeway, Inc.+..............................................    176,600       8,948,322
                       SYSCO Corp. ................................................      2,700          72,684

                       Household Products -- 1.0%
                       Clorox Co. .................................................      5,600         189,000
                       Colgate-Palmolive Co. ......................................     39,300       2,361,144
                       Gillette Co. ...............................................      6,300         199,206
                       Procter & Gamble Co. .......................................     13,900         998,576
                                                                                                  ------------
                                                                                                    28,027,427
                                                                                                  ------------
                       ENERGY -- 8.6%
                       Energy Services -- 1.7%
                       Baker Hughes, Inc. .........................................     75,200       3,109,520
                       Global Marine, Inc.+........................................     20,900         600,875
                       R&B Falcon Corp.+...........................................        700          15,680
                       Schlumberger Ltd. ..........................................     21,600       1,658,880
                       Transocean Sedco Forex, Inc. ...............................     22,700       1,031,715

                       Energy Sources -- 6.9%
                       BP Amoco PLC ADR............................................     99,800       5,139,700
                       Chevron Corp. ..............................................     16,500       1,374,120
                       Conoco, Inc., Class B.......................................    129,200       3,643,440
                       Exxon Mobil Corp. ..........................................    112,337       9,453,158
                       Kerr-McGee Corp. ...........................................     30,500       1,972,130
                       Occidental Petroleum Corp. .................................      8,800         199,848
                       Royal Dutch Petroleum Co. NV................................     62,700       3,770,357
                                                                                                  ------------
                                                                                                    31,969,423
                                                                                                  ------------

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       FINANCE -- 14.8%
                       Banks -- 3.7%
                       Bank of New York Co., Inc. .................................      8,700    $    476,151
                       Firstar Corp. ..............................................     38,800         915,680
                       PNC Financial Services Group................................     41,800       3,094,036
                       State Street Corp. .........................................     41,900       4,731,767
                       Wells Fargo & Co. ..........................................     82,000       4,223,820

                       Financial Services -- 8.4%
                       American Express Co. .......................................     33,700       1,587,270
                       Capital One Financial Corp. ................................     11,900         749,938
                       Citigroup, Inc. ............................................     64,933       3,634,300
                       Federal Home Loan Mortgage Corp. ...........................    146,600       8,942,600
                       Federal National Mortgage Association.......................     55,000       4,079,900
                       HSBC Holdings PLC...........................................    133,271       2,072,483
                       ING Groep NV................................................     14,801       1,132,143
                       J.P. Morgan Chase & Co. ....................................     12,000         659,880
                       John Hancock Financial Services, Inc. ......................     24,400         850,340
                       Merrill Lynch & Co., Inc. ..................................      7,100         514,750
                       Morgan Stanley, Dean Witter & Co. ..........................      5,900         500,025
                       The Hartford Financial Services Group, Inc. ................    102,700       6,316,050

                       Insurance -- 2.7%
                       AFLAC, Inc. ................................................     20,400       1,203,192
                       CIGNA Corp. ................................................     30,500       3,390,075
                       Lincoln National Corp. .....................................      9,800         439,530
                       Marsh & McLennan Cos., Inc. ................................      3,900         421,785
                       MetLife, Inc. ..............................................      5,400         177,228
                       St. Paul Cos., Inc. ........................................     74,700       3,587,094
                       UnumProvident Corp. ........................................     29,500         861,990
                                                                                                  ------------
                                                                                                    54,562,027
                                                                                                  ------------
                       HEALTHCARE -- 12.4%
                       Drugs -- 9.3%
                       Allergan, Inc. .............................................     13,300       1,087,275
                       American Home Products Corp. ...............................     98,100       5,797,710
                       Bristol-Myers Squibb Co. ...................................    123,900       7,668,171
                       Cardinal Health, Inc. ......................................     14,300       1,362,790
                       IMS Health, Inc. ...........................................     19,500         491,790
                       Merck & Co., Inc. ..........................................      5,300         435,554
                       Pfizer, Inc. ...............................................    215,825       9,744,499
                       Pharmacia Corp. ............................................    114,508       6,414,738
                       Schering-Plough Corp. ......................................     27,400       1,380,960

                       Health Services -- 0.2%
                       UnitedHealth Group, Inc. ...................................     14,400         812,304

                       Medical Products -- 2.9%
                       Abbott Laboratories, Inc. ..................................     16,600         744,676
                       Applera Corp.-Applied Biosystems Group......................     30,400       2,553,600
                       Guidant Corp. ..............................................     37,000       1,831,500
                       Johnson & Johnson Co. ......................................     10,200         949,926
                       Medtronic, Inc. ............................................     34,720       1,874,880
                       Novartis AG.................................................      1,700       2,883,198
                                                                                                  ------------
                                                                                                    46,033,571
                                                                                                  ------------
                       INDUSTRIAL & COMMERCIAL -- 11.5%
                       Aerospace & Military Technology -- 4.1%
                       Boeing Co. .................................................     79,800       4,668,300
                       General Dynamics Corp. .....................................     18,800       1,334,424
                       United Technologies Corp. ..................................    124,200       9,312,516

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Business Services -- 1.3%
                       First Data Corp. ...........................................     67,100    $  4,080,351
                       W.W. Grainger, Inc. ........................................     21,700         854,546

                       Electrical Equipment -- 2.5%
                       General Electric Co. .......................................    198,000       9,108,000

                       Machinery -- 1.6%
                       Deere & Co. ................................................    122,500       5,257,700
                       Ingersoll-Rand Co. .........................................     10,800         478,548

                       Multi-Industry -- 1.7%
                       Tyco International Ltd. ....................................    101,300       6,240,080

                       Transportation -- 0.3%
                       Canadian National Railway Co. ..............................     30,371       1,122,512
                                                                                                  ------------
                                                                                                    42,456,977
                                                                                                  ------------
                       INFORMATION & ENTERTAINMENT -- 3.7%
                       Broadcasting & Media -- 3.5%
                       AOL Time Warner, Inc.+......................................      4,100         215,496
                       Comcast Corp., Class A+.....................................      5,300         226,906
                       Gannett Co., Inc. ..........................................     51,200       3,246,080
                       Infinity Broadcasting Corp., Class A+.......................     27,400         897,350
                       New York Times Co. .........................................     77,500       3,378,225
                       Reuters Group PLC ADR.......................................     13,100       1,269,063
                       Viacom, Inc., Class B+......................................     64,100       3,538,320

                       Leisure & Tourism -- 0.2%
                       McDonald's Corp. ...........................................      6,500         190,775
                       Walt Disney Co. ............................................     23,100         703,395
                                                                                                  ------------
                                                                                                    13,665,610
                                                                                                  ------------
                       INFORMATION TECHNOLOGY -- 22.5%
                       Communication Equipment -- 0.4%
                       Cabletron Systems, Inc.+....................................     56,600       1,165,960
                       Motorola, Inc. .............................................     21,286         485,534

                       Computers & Business Equipment -- 7.7%
                       Cisco Systems, Inc.+........................................    166,800       6,244,575
                       Compaq Computer Corp. ......................................     96,600       2,290,386
                       Dell Computer Corp.+........................................     62,000       1,619,750
                       EMC Corp.+..................................................     72,300       5,494,077
                       Hewlett-Packard Co. ........................................     11,800         433,532
                       International Business Machines Corp. ......................     87,500       9,800,000
                       Sun Microsystems, Inc.+.....................................     86,100       2,631,431

                       Computer Services -- 1.9%
                       Computer Sciences Corp.+....................................     42,200       2,726,120
                       DST Systems, Inc.+..........................................      2,700         160,650
                       Oracle Corp.+...............................................    143,500       4,179,438

                       Computer Software -- 4.4%
                       Automatic Data Processing, Inc. ............................     97,000       5,806,420
                       BEA Systems, Inc.+..........................................      4,700         309,906
                       i2 Technologies, Inc.+......................................      3,400         172,125
                       Mercury Interactive Corp.+..................................      1,900         165,063
                       Microsoft Corp.+............................................    140,200       8,560,962
                       VERITAS Software Corp.+.....................................     12,000       1,138,500

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics -- 1.4%
                       Analog Devices, Inc.+.......................................      3,000    $    187,800
                       Flextronics International Ltd.+.............................     17,600         671,000
                       Intel Corp. ................................................     37,100       1,372,700
                       Linear Technology Corp. ....................................      3,000         187,875
                       Micron Technology, Inc.+....................................      9,700         443,969
                       Solectron Corp.+............................................     13,600         541,960
                       Texas Instruments, Inc. ....................................     37,000       1,620,600
                       Xilinx, Inc.+...............................................      2,400         129,600

                       Telecommunications -- 6.7%
                       American Tower Corp., Class A+..............................     12,600         456,120
                       Broadwing, Inc.+............................................     42,700       1,199,016
                       CIENA Corp.+................................................     19,500       1,756,219
                       Corning, Inc. ..............................................     63,400       3,595,414
                       Global Crossing Holdings Ltd.+..............................     39,100         860,982
                       Nortel Networks Corp. ......................................    106,500       4,071,495
                       Qwest Communications International, Inc.+...................     58,600       2,468,232
                       Sprint Corp. (PCS Group)+...................................     71,200       2,171,600
                       Tycom Ltd.+.................................................     36,300       1,027,290
                       Verizon Communications, Inc. ...............................     88,400       4,857,580
                       Vodafone Group PLC..........................................    201,173         711,539
                       Xo Communications, Inc., Class A+...........................     58,400       1,438,100
                                                                                                  ------------
                                                                                                    83,153,520
                                                                                                  ------------
                       MATERIALS -- 2.2%
                       Chemicals -- 1.5%
                       Akzo Nobel NV...............................................     58,800       2,843,888
                       Dow Chemical Co. ...........................................      4,900         168,070
                       du Pont (E.I.) de Nemours & Co. ............................     11,100         485,181
                       Praxair, Inc. ..............................................      2,700         119,691
                       Rohm and Haas Co. ..........................................     25,800         926,220
                       Syngenta AG+................................................     17,452       1,052,158

                       Metals & Minerals -- 0.7%
                       Alcoa, Inc. ................................................     70,100       2,575,474
                                                                                                  ------------
                                                                                                     8,170,682
                                                                                                  ------------
                       UTILITIES -- 6.2%
                       Electric Utilities -- 2.4%
                       AES Corp. ..................................................      7,300         420,699
                       Dominion Resources, Inc. ...................................     28,300       1,748,940
                       Duke Energy Corp. ..........................................     24,700         903,279
                       Exelon Corp. ...............................................     78,687       4,761,350
                       NiSource, Inc. .............................................     34,800         936,120

                       Gas & Pipeline Utilities -- 1.5%
                       Dynegy, Inc., Class A.......................................      3,900         189,930
                       El Paso Energy Corp. .......................................     28,570       1,797,053
                       Enron Corp. ................................................     15,500       1,240,000
                       The Williams Cos., Inc. ....................................     58,800       2,300,844

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Telephone -- 2.3%
                       ALLTEL Corp. ...............................................     33,100    $  1,958,858
                       BellSouth Corp. ............................................     10,600         446,790
                       SBC Communications, Inc. ...................................     97,107       4,695,124
                       Sprint Corp. ...............................................     56,100       1,391,280
                                                                                                  ------------
                                                                                                    22,790,267
                                                                                                  ------------
                       TOTAL COMMON STOCK (cost $328,717,747)......................                349,170,309
                                                                                                  ------------
                                                                                      PRINCIPAL
                       BONDS & NOTES -- 0.3%                                           AMOUNT
                       ---------------------------------------------------------------------------------------
                       ENERGY -- 0.1%
                       Energy Services -- 0.1%
                       Transocean Sedco Forex, Inc. zero coupon 2020...............  $  414,000        245,295
                                                                                                  ------------
                       INFORMATION TECHNOLOGY -- 0.2%
                       Telecommunications -- 0.2%
                       NTL, Inc. 5.75% 2009........................................   1,156,000        747,065
                                                                                                  ------------
                       TOTAL BONDS & NOTES (cost $1,359,646).......................                    992,360
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $330,077,393).............                350,162,669
                                                                                                  ------------

                       SHORT-TERM SECURITIES -- 5.2%
                       ---------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 5.2%
                       Federal Home Loan Bank Discount Notes 5.55% due 2/01/01.....   6,607,000      6,607,000
                       Federal Home Loan Bank Discount Notes 5.58% due 2/01/01.....   9,847,000      9,847,000
                       Federal National Mortgage Association Discount Notes 5.25%
                         due 2/01/01...............................................   2,814,000      2,814,000
                                                                                                  ------------
                       TOTAL SHORT-TERM SECURITIES (cost $19,268,000)..............                 19,268,000
                                                                                                  ------------

                       TOTAL INVESTMENTS --
                         (cost $349,345,393)                         100.0%                        369,430,669
                       Other assets less liabilities --                0.0                              86,899
                                                                     ------                       ------------
                       NET ASSETS --                                 100.0%                       $369,517,568
                                                                     ======                       ============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    PUTNAM GROWTH PORTFOLIO             INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 96.8%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.6%
                       Retail -- 3.6%
                       Lowe's Cos., Inc. ..........................................        19,700   $  1,052,965
                       RadioShack Corp. ...........................................        79,200      4,359,168
                       Wal-Mart Stores, Inc. ......................................       235,200     13,359,360
                       Walgreen Co. ...............................................       178,400      7,303,696
                                                                                                    -------------
                                                                                                      26,075,189
                                                                                                    -------------
                       CONSUMER STAPLES -- 6.4%
                       Food, Beverage & Tobacco -- 5.1%
                       Anheuser-Busch Cos., Inc. ..................................       120,800      5,237,888
                       PepsiCo, Inc. ..............................................       186,500      8,219,055
                       Philip Morris Cos., Inc. ...................................       154,400      6,793,600
                       Quaker Oats Co. ............................................        94,600      8,987,000
                       SYSCO Corp. ................................................       294,800      7,936,016

                       Household Products -- 1.3%
                       Avon Products, Inc. ........................................       138,900      5,875,470
                       Estee Lauder Cos., Inc., Class A............................       104,600      3,985,260
                                                                                                    -------------
                                                                                                      47,034,289
                                                                                                    -------------
                       ENERGY -- 5.7%
                       Energy Services -- 2.5%
                       Baker Hughes, Inc. .........................................       120,300      4,974,405
                       R&B Falcon Corp.+...........................................        58,800      1,317,120
                       Schlumberger Ltd. ..........................................        95,400      7,326,720
                       Transocean Sedco Forex, Inc. ...............................       107,200      4,872,240

                       Energy Sources -- 3.2%
                       Anadarko Petroleum Corp. ...................................        41,600      2,367,040
                       Apache Corp. ...............................................        59,900      3,450,240
                       Exxon Mobil Corp. ..........................................       182,300     15,340,545
                       Royal Dutch Petroleum Co. ADR...............................        31,600      1,907,060
                                                                                                    -------------
                                                                                                      41,555,370
                                                                                                    -------------
                       FINANCE -- 17.3%
                       Banks -- 3.7%
                       Bank of New York Co., Inc. .................................        55,700      3,048,461
                       Comerica, Inc. .............................................        50,000      3,015,000
                       Fifth Third Bancorp.........................................       185,600     10,996,800
                       Firstar Corp. ..............................................       196,200      4,630,320
                       Northern Trust Corp. .......................................        36,300      2,795,100
                       State Street Corp. .........................................        23,100      2,608,683

                       Financial Services -- 11.1%
                       American Express Co. .......................................       122,200      5,755,620
                       Capital One Financial Corp. ................................        88,100      5,552,062
                       Charles Schwab Corp. .......................................       308,400      8,144,844
                       Citigroup, Inc. ............................................       433,533     24,264,842
                       Federal National Mortgage Association.......................       123,800      9,183,484
                       MBNA Corp. .................................................       214,300      7,755,517
                       Merrill Lynch & Co., Inc. ..................................        49,700      3,603,250
                       Morgan Stanley, Dean Witter & Co. ..........................        97,000      8,220,750
                       Washington Mutual, Inc. ....................................       179,200      8,646,400

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 2.5%
                       Ace Ltd. ...................................................        94,200   $  3,485,400
                       American International Group, Inc.#.........................       122,577     10,421,497
                       CIGNA Corp. ................................................        41,100      4,568,265
                                                                                                    -------------
                                                                                                     126,696,295
                                                                                                    -------------
                       HEALTHCARE -- 16.6%
                       Drugs -- 11.9%
                       Allergan, Inc. .............................................       108,000      8,829,000
                       American Home Products Corp. ...............................       197,500     11,672,250
                       Cardinal Health, Inc. ......................................        42,200      4,021,660
                       Eli Lilly & Co. ............................................        80,500      6,343,400
                       Genentech, Inc.+............................................        87,200      5,166,600
                       Merck & Co., Inc. ..........................................       177,200     14,562,296
                       Pfizer, Inc. ...............................................       412,875     18,641,306
                       Pharmacia Corp. ............................................       149,200      8,358,184
                       Schering-Plough Corp. ......................................       191,400      9,646,560

                       Health Services -- 1.4%
                       UnitedHealth Group, Inc. ...................................       185,900     10,486,619

                       Medical Products -- 3.3%
                       Applera Corp.-Applied Biosystems Group......................        74,600      6,266,400
                       Johnson & Johnson Co. ......................................       136,500     12,712,245
                       Medtronic, Inc. ............................................        88,500      4,779,000
                                                                                                    -------------
                                                                                                     121,485,520
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 11.5%
                       Business Services -- 0.7%
                       Paychex, Inc. ..............................................       124,500      5,618,062

                       Electrical Equipment -- 5.1%
                       General Electric Co. .......................................       809,100     37,218,600

                       Multi-Industry -- 5.7%
                       Tyco International Ltd. ....................................       677,000     41,703,200
                                                                                                    -------------
                                                                                                      84,539,862
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 5.9%
                       Broadcasting & Media -- 4.9%
                       AOL Time Warner, Inc.+......................................       168,600      8,861,616
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............       233,000      3,937,700
                       EchoStar Communications Corp., Class A+.....................       113,400      3,501,225
                       Omnicom Group, Inc. ........................................        46,200      4,218,060
                       Viacom, Inc., Class B+......................................       275,680     15,217,536

                       Leisure & Tourism -- 1.0%
                       Southwest Airlines Co. .....................................        95,300      2,985,749
                       Walt Disney Co. ............................................       150,200      4,573,590
                                                                                                    -------------
                                                                                                      43,295,476
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 25.5%
                       Communication Equipment -- 2.8%
                       Comverse Technology, Inc.+..................................        75,400      8,543,762
                       Juniper Networks, Inc.+.....................................        21,100      2,251,106
                       Network Appliance, Inc.+....................................        56,700      3,040,538
                       QUALCOMM, Inc.+.............................................        77,900      6,548,469

                       Computers & Business Equipment -- 5.7%
                       Cisco Systems, Inc.+........................................       436,600     16,345,212
                       Dell Computer Corp.+ .......................................       141,700      3,701,912

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment (continued)
                       EMC Corp.+..................................................       203,900   $ 15,494,361
                       Sun Microsystems, Inc.+.....................................       196,300      5,999,419

                       Computer Services -- 2.2%
                       Brocade Communications Systems, Inc.+.......................        58,542      5,287,074
                       Electronic Data Systems Corp. ..............................       104,200      5,798,730
                       Oracle Corp.+...............................................       163,500      4,761,938

                       Computer Software -- 7.6%
                       Adobe Systems, Inc. ........................................        86,700      3,787,706
                       BEA Systems, Inc.+..........................................        84,400      5,565,125
                       Electronic Arts, Inc.+......................................        86,400      3,958,200
                       i2 Technologies, Inc.+......................................        98,000      4,961,250
                       Microsoft Corp.+............................................       327,000     19,967,438
                       Siebel Systems, Inc.+.......................................       138,000      9,151,125
                       VERITAS Software Corp.+.....................................        92,400      8,766,450

                       Electronics -- 2.7%
                       Applied Materials, Inc.+....................................        72,100      3,627,531
                       Linear Technology Corp. ....................................       167,300     10,477,162
                       PMC-Sierra, Inc.+...........................................        75,400      5,697,413

                       Internet Software -- 0.6%
                       VeriSign, Inc.+.............................................        64,900      4,770,150

                       Telecommunications -- 3.9%
                       CIENA Corp.+................................................        33,000      2,972,063
                       Corning, Inc. ..............................................        66,300      3,759,873
                       Global Crossing Holdings Ltd.+..............................       247,900      5,458,758
                       Nortel Networks Corp. ......................................        95,500      3,650,965
                       Qwest Communications International, Inc.+...................       234,500      9,877,140
                       Sprint Corp. (PCS Group)+...................................        97,200      2,964,600
                                                                                                    -------------
                                                                                                     187,185,470
                                                                                                    -------------
                       UTILITIES -- 4.3%
                       Electric Utilities -- 0.3%
                       Entergy Corp. ..............................................        30,700      1,087,394
                       FPL Group, Inc. ............................................        20,700      1,200,600

                       Gas & Pipeline Utilities -- 3.6%
                       El Paso Energy Corp. .......................................       119,600      7,522,840
                       Enron Corp. ................................................       232,700     18,616,000

                       Telephone -- 0.4%
                       SBC Communications, Inc. ...................................        70,600      3,413,510
                                                                                                    -------------
                                                                                                      31,840,344
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $656,047,531).............                  709,707,815
                                                                                                    -------------

                                                           ---------------------

                                                                                       PRINCIPAL
                       REPURCHASE AGREEMENT -- 3.7%                                     AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 3.7%
                       Agreement with J.P. Morgan Chase & Co., bearing interest at
                         5.67%, dated 1/31/01, to be repurchased 2/01/01 in the
                         amount of $26,621,192 and collateralized by $19,799,000 of
                         United States Treasury Bonds, bearing interest at 8.50%,
                         due 2/15/20 and having an approximate value of $27,148,841
                         (cost $26,617,000)........................................   $26,617,000   $ 26,617,000
                                                                                                    -------------

                       TOTAL INVESTMENTS -- (cost $682,664,531)     100.5%                           736,324,815
                       Liabilities in excess of other assets --      (0.5)                            (3,382,086)
                                                                    ------                         -------------
                       NET ASSETS --                                100.0%                         $ 732,942,729
                                                                    ======                         =============

              -----------------------------
              + Non-income producing securities

              # Security represents an investment in an affiliated company ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    BLUE CHIP GROWTH PORTFOLIO          INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 91.6%                                            SHARES        VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.2%
                       Apparel & Textiles -- 1.2%
                       Nike, Inc., Class B.........................................        3,400   $   187,068

                       Retail -- 5.0%
                       Gap, Inc. ..................................................        2,900        94,540
                       Home Depot, Inc. ...........................................        1,900        91,580
                       Target Corp. ...............................................        3,600       136,728
                       Tiffany & Co. ..............................................        5,000       187,400
                       Wal-Mart Stores, Inc. ......................................        5,000       284,000
                                                                                                   ------------
                                                                                                       981,316
                                                                                                   ------------
                       ENERGY -- 6.4%
                       Energy Services -- 0.8%
                       Transocean Sedco Forex, Inc. ...............................        2,600       118,170

                       Energy Sources -- 5.6%
                       Apache Corp. ...............................................        3,600       207,360
                       Burlington Resources, Inc. .................................        1,000        42,300
                       Devon Energy Corp. .........................................        2,100       115,080
                       Exxon Mobil Corp. ..........................................        2,300       193,545
                       Kerr-McGee Corp. ...........................................        3,500       226,310
                       Nabors Industries, Inc.+....................................        1,800       106,218
                                                                                                   ------------
                                                                                                     1,008,983
                                                                                                   ------------
                       FINANCE -- 19.0%
                       Banks -- 3.7%
                       Bank of New York Co., Inc. .................................        5,000       273,650
                       FleetBoston Financial Corp. ................................        5,200       225,368
                       Mellon Financial Corp. .....................................        1,800        83,880

                       Financial Services -- 15.3%
                       American Express Co. .......................................        7,300       343,830
                       Capital One Financial Corp. ................................        2,100       132,342
                       Citigroup, Inc. ............................................        7,966       445,857
                       Federal Home Loan Mortgage Corp. ...........................        1,300        79,300
                       J.P. Morgan Chase & Co. ....................................        8,390       461,366
                       Lehman Brothers Holdings, Inc. .............................        5,000       411,400
                       Morgan Stanley, Dean Witter & Co. ..........................        4,400       372,900
                       Providian Financial Corp. ..................................        3,100       180,885
                                                                                                   ------------
                                                                                                     3,010,778
                                                                                                   ------------
                       HEALTHCARE -- 10.5%
                       Drugs -- 6.9%
                       Bristol-Myers Squibb Co. ...................................        2,900       179,481
                       Genentech, Inc.+............................................          800        47,400
                       Merck & Co., Inc. ..........................................        3,000       246,540
                       Pfizer, Inc. ...............................................        5,200       234,780
                       Pharmacia Corp. ............................................        2,900       162,458
                       Schering-Plough Corp. ......................................        4,300       216,720

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES        VALUE
                       ----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products -- 3.6%
                       Amgen, Inc.+................................................        5,000   $   351,563
                       Immunex Corp.+..............................................        1,800        55,125
                       Johnson & Johnson Co. ......................................        1,800       167,634
                                                                                                   ------------
                                                                                                     1,661,701
                                                                                                   ------------
                       INDUSTRIAL & COMMERCIAL -- 7.8%
                       Electrical Equipment -- 4.4%
                       General Electric Co.........................................       15,200       699,200

                       Multi-Industry -- 3.4%
                       Tyco International Ltd. ....................................        8,700       535,920
                                                                                                   ------------
                                                                                                     1,235,120
                                                                                                   ------------
                       INFORMATION & ENTERTAINMENT -- 7.4%
                       Broadcasting & Media -- 6.9%
                       AOL Time Warner, Inc.+......................................       10,750       565,020
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............        5,000        84,500
                       Comcast Corp., Class A+.....................................        5,200       222,625
                       EchoStar Communications Corp., Class A+.....................        5,700       175,987
                       Pegasus Communications Corp.+...............................        1,800        47,813

                       Entertainment Products -- 0.5%
                       Oakley, Inc.+...............................................        3,600        72,144
                                                                                                   ------------
                                                                                                     1,168,089
                                                                                                   ------------
                       INFORMATION TECHNOLOGY -- 31.4%
                       Communication Equipment -- 2.8%
                       Juniper Networks, Inc.+.....................................        1,500       160,031
                       Nokia Corp. ADR.............................................        1,300        44,655
                       QUALCOMM, Inc.+.............................................        2,900       243,781

                       Computers & Business Equipment -- 11.1%
                       Cisco Systems, Inc.+........................................       13,100       490,431
                       Dell Computer Corp.+........................................        5,000       130,625
                       EMC Corp.+..................................................        7,500       569,925
                       International Business Machines Corp. ......................        3,400       380,800
                       Palm, Inc.+.................................................        4,400       119,350
                       Sun Microsystems, Inc.+.....................................        2,000        61,125

                       Computer Software -- 4.6%
                       BEA Systems, Inc.+..........................................        2,900       191,219
                       i2 Technologies, Inc.+......................................        2,100       106,313
                       Microsoft Corp.+............................................        6,900       421,331

                       Electronics -- 7.9%
                       Applied Materials, Inc.+....................................        4,400       221,375
                       Emerson Electric Co.........................................        3,800       288,800
                       Flextronics International Ltd.+.............................        3,100       118,188
                       Intel Corp..................................................       12,300       455,100
                       Texas Instruments, Inc......................................        3,800       166,440

                       Telecommunications -- 5.0%
                       CIENA Corp.+................................................        1,800       162,112
                       Corning, Inc................................................        4,200       238,182
                       General Motors Corp., Class H...............................        7,500       209,850
                       Lucent Technologies, Inc....................................        9,600       178,560
                                                                                                   ------------
                                                                                                     4,958,193
                                                                                                   ------------

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES        VALUE
                       ----------------------------------------------------------------------------------------
                       MATERIALS -- 0.9%
                       Forest Products -- 0.9%
                       Georgia-Pacific Group.......................................        4,400   $   136,004
                                                                                                   ------------
                       UTILITIES -- 2.0%
                       Electric Utilities -- 0.8%
                       Exelon Corp.................................................        2,100       127,071

                       Gas & Pipeline Utilities -- 1.2%
                       Enron Corp..................................................        2,300       184,000
                                                                                                   ------------
                                                                                                       311,071
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $15,239,849)..............                 14,471,255
                                                                                                   ------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENTS -- 26.9%                                   AMOUNT
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS -- 26.9%
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3)..........................................   $2,259,000     2,259,000
                       United Bank of Switzerland Joint Repurchase Agreement
                         Account (Note 3)..........................................    2,000,000     2,000,000
                                                                                                   ------------
                       TOTAL REPURCHASE AGREEMENTS (cost $4,259,000)...............                  4,259,000
                                                                                                   ------------

                       TOTAL INVESTMENTS --
                         (cost $19,498,849)                          118.5%                          18,730,255
                       Liabilities in excess of other assets --      (18.5)                          (2,928,870)
                                                                     ------                        ------------
                       NET ASSETS --                                 100.0%                        $ 15,801,385
                                                                     ======                        ============

              -----------------------------
              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    REAL ESTATE PORTFOLIO               INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 87.4%                                           SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 5.0%
                       Leisure & Tourism -- 5.0%
                       Marriott International, Inc., Class A.......................      65,200   $  3,009,632
                       Premier Parks, Inc. ........................................      36,400        765,492
                                                                                                  ------------
                                                                                                     3,775,124
                                                                                                  ------------
                       INFORMATION TECHNOLOGY -- 0.6%
                       Telecommunications -- 0.6%
                       American Tower Corp., Class A+..............................      12,900        466,980
                                                                                                  ------------
                       REAL ESTATE -- 81.8%
                       Real Estate Companies -- 7.5%
                       Boardwalk Equities, Inc.+...................................     264,300      1,942,605
                       Brookfield Properties Corp. ................................      95,000      1,605,500
                       Catellus Development Corp.+.................................     133,400      2,145,072

                       Real Estate Investment Trusts -- 74.3%
                       Alexandria Real Estate Equities, Inc. ......................     102,300      3,672,570
                       AMB Property Corp. .........................................      44,500      1,096,925
                       Apartment Investment & Management Co., Class A..............      75,675      3,488,617
                       Archstone Communities Trust.................................     148,500      3,727,350
                       Avalonbay Communities, Inc. ................................      83,367      4,050,803
                       Boston Properties, Inc. ....................................      94,400      3,832,640
                       CarrAmerica Realty Corp. ...................................      32,900        991,935
                       CenterPoint Properties Corp. ...............................      91,300      4,201,626
                       Duke-Weeks Realty Corp. ....................................     124,800      3,117,504
                       Equity Office Properties Trust..............................      77,187      2,354,204
                       Equity Residential Properties Trust.........................      55,900      2,928,042
                       General Growth Properties, Inc. ............................      25,800        980,658
                       Home Properties of New York, Inc. ..........................      72,400      1,969,280
                       Kilroy Realty Corp. ........................................      38,400      1,021,440
                       Kimco Realty Corp. .........................................      31,500      1,384,425
                       Liberty Property Trust......................................     103,700      2,815,455
                       Parkway Properties, Inc. ...................................      25,600        751,360
                       Post Properties, Inc. ......................................      54,900      2,099,376
                       Public Storage, Inc. .......................................      70,700      1,838,200
                       Security Capital Group, Inc., Class B+......................      57,400      1,136,520
                       Spieker Properties, Inc. ...................................      61,900      3,317,840
                       Summit Properties, Inc. ....................................      52,800      1,279,344
                       Taubman Centers, Inc. ......................................     111,300      1,246,560
                       Vornado Realty Trust........................................      92,400      3,363,360
                                                                                                  ------------
                                                                                                    62,359,211
                                                                                                  ------------
                       TOTAL COMMON STOCK (cost $58,785,018).......................                 66,601,315
                                                                                                  ------------

                       PREFERRED STOCK -- 10.4%
                       ---------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 2.8%
                       Leisure & Tourism -- 2.8%
                       Premier Parks, Inc. convertible 7.50%.......................      50,800      2,176,780
                                                                                                  ------------

---------------------


                       PREFERRED STOCK (CONTINUED)                                      SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       REAL ESTATE -- 7.6%
                       Real Estate Investment Trusts -- 7.6%
                       Equity Residential Properties Trust convertible Series E
                         7.00%.....................................................      10,300   $    297,361
                       General Growth Properties, Inc. convertible 7.25%...........     122,100      3,052,500
                       SL Green Realty Corp. convertible 8.00%.....................      73,500      2,167,515
                       Vornado Realty Trust convertible Series A 6.50%.............       4,800        245,520
                                                                                                  ------------
                                                                                                     5,762,896
                                                                                                  ------------
                       TOTAL PREFERRED STOCK (cost $7,971,995).....................                  7,939,676
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $66,757,013)..............                 74,540,991
                                                                                                  ------------

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 2.1%                                    AMOUNT
                       ---------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 2.1%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 5.72%, dated 1/31/01, to be repurchased
                         2/01/01 in the amount of $1,594,253 and collateralized by
                         $1,730,000 of Federal Home Loan Mortgage Corp. Notes,
                         bearing interest at 8.26%, due 1/01/26 and having an
                         approximate value of $1,643,500 (cost $1,594,000).........  $1,594,000      1,594,000
                                                                                                  ------------

                       TOTAL INVESTMENTS --
                         (cost $68,351,013)                           99.9%                        76,134,991
                       Other assets less liabilities --                0.1                             89,425
                                                                     ------                      ------------
                       NET ASSETS --                                 100.0%                       $76,224,416
                                                                     ======                      ============

              -----------------------------
              + Non-income producing securities

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SMALL COMPANY VALUE
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 92.7%                                           SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 10.3%
                       Apparel & Textiles -- 0.5%
                       Ashworth, Inc.+.............................................      2,000    $   15,375
                       Sport-Haley, Inc.+..........................................      2,400         6,900

                       Automotive -- 1.8%
                       Dollar Thrifty Automotive Group+............................      2,000        40,960
                       Tower Automotive, Inc.+.....................................      4,200        36,330

                       Housing -- 3.1%
                       D.R. Horton, Inc. ..........................................      2,900        68,237
                       Stanley Furniture Co., Inc.+................................      2,700        68,850

                       Retail -- 4.9%
                       Regis Corp. ................................................      7,700       108,281
                       School Specialty, Inc.+.....................................      2,000        44,000
                       The Topps Co., Inc.+........................................      2,300        21,850
                       Venator Group, Inc.+........................................      3,300        42,735
                                                                                                  -----------
                                                                                                     453,518
                                                                                                  -----------
                       CONSUMER STAPLES -- 5.0%
                       Food, Beverage & Tobacco -- 3.9%
                       Cadiz, Inc.+................................................      2,500        23,281
                       Michael Foods, Inc. ........................................      2,100        61,819
                       Performance Food Group Co.+.................................        400        20,000
                       Suiza Foods Corp.+..........................................      1,500        68,940

                       Household Products -- 1.1%
                       Steiner Leisure Ltd.+.......................................      2,800        47,250
                                                                                                  -----------
                                                                                                     221,290
                                                                                                  -----------
                       ENERGY -- 12.6%
                       Energy Services -- 2.8%
                       Marine Drilling Co., Inc.+..................................      1,200        35,400
                       Newpark Resources, Inc.+....................................      4,400        31,372
                       Veritas DGC, Inc.+..........................................      1,900        57,019

                       Energy Sources -- 9.8%
                       Basin Exploration, Inc.+....................................      3,900        83,363
                       Callon Petroleum Co. .......................................        500         6,895
                       Catalytica Energy Systems, Inc.+............................      1,341        22,294
                       Chieftain International, Inc.+..............................      2,200        51,700
                       Core Laboratories NV+.......................................      1,900        40,337
                       Evergreen Resources, Inc.+..................................      1,700        53,550
                       Forest Oil Corp.+...........................................      2,200        73,700
                       Houston Exploration Co.+....................................      1,200        41,424
                       Newfield Exploration Co.+...................................      1,700        56,933
                                                                                                  -----------
                                                                                                     553,987
                                                                                                  -----------
                       FINANCE -- 26.1%
                       Banks -- 13.7%
                       Astoria Financial Corp. ....................................      1,400        73,062
                       Community First Bankshares, Inc. ...........................      3,400        66,087

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       Cullen/Frost Bankers, Inc. .................................      1,300    $   50,310
                       Dime Bancorp, Inc. .........................................      2,700        74,763
                       First Republic Bank+........................................      1,800        60,030
                       National Commerce Bancorp+..................................      3,300        86,625
                       Roslyn Bancorp, Inc. .......................................      2,500        60,938
                       TCF Financial Corp. ........................................      3,300       130,515

                       Financial Services -- 2.7%
                       American Financial Group, Inc. .............................        500        13,400
                       Metris Cos., Inc. ..........................................      1,050        27,720
                       NCO Group, Inc.+............................................      2,100        67,987
                       Sterling Bancshares, Inc. ..................................        600        11,438

                       Insurance -- 9.7%
                       Enhance Financial Services Group, Inc. .....................      3,000        39,570
                       Farm Family Holdings, Inc.+.................................        900        39,114
                       Horace Mann Educators Corp. ................................      2,100        34,923
                       Penn Treaty American Corp.+.................................      1,200        22,680
                       Philadelphia Consolidated Holding Corp.+....................      1,900        55,100
                       Protective Life Corp. ......................................      2,400        70,560
                       Radian Group, Inc. .........................................      2,500       155,350
                       Trenwick Group Ltd. ........................................        500        12,175
                                                                                                  -----------
                                                                                                   1,152,347
                                                                                                  -----------
                       HEALTHCARE -- 9.1%
                       Drugs -- 0.3%
                       Osteotech, Inc.+............................................      1,900        12,113

                       Health Services -- 2.8%
                       America Service Group, Inc.+................................      1,400        33,950
                       Renal Care Group, Inc.+.....................................      2,900        75,581
                       Res-Care, Inc.+.............................................      2,700        16,031

                       Medical Products -- 6.0%
                       ATS Medical, Inc.+..........................................      1,600        20,400
                       Kensey Nash Corp. ..........................................      2,500        27,188
                       Lifecore Biomedical, Inc.+..................................      1,800         9,450
                       Mentor Corp. ...............................................      1,900        39,187
                       PolyMedica Corp.+...........................................      1,300        46,719
                       Respironics, Inc.+..........................................        800        20,700
                       The Cooper Cos., Inc. ......................................      2,600       100,360
                                                                                                  -----------
                                                                                                     401,679
                                                                                                  -----------
                       INDUSTRIAL & COMMERCIAL -- 13.3%
                       Aerospace & Military Technology -- 3.7%
                       Alliant Techsystems, Inc.+..................................      2,100       145,530
                       REMEC, Inc.+................................................      1,150        15,813

                       Business Services -- 3.6%
                       Astec Industries, Inc.+.....................................      2,800        39,900
                       ITT Educational Services, Inc.+.............................      1,400        34,230
                       Pentair, Inc. ..............................................      2,000        55,480
                       Simpson Manufacturing Co., Inc.+............................        400        21,028
                       United Shipping and Technology, Inc.+.......................      4,000        10,000

                       Electrical Equipment -- 0.6%
                       Benchmark Electronics, Inc.+................................        800        23,208
                       BOLDER Technologies Corp.+..................................      2,000         1,000

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Machinery -- 5.1%
                       Dura Automotive Systems, Inc.+..............................      4,800    $   39,300
                       Edelbrock Corp. ............................................        400         4,650
                       FSI International, Inc.+....................................      1,900        19,118
                       MagneTek, Inc.+.............................................      3,800        50,350
                       Park-Ohio Holdings Corp.+...................................      2,700        16,369
                       Rayovac Corp.+..............................................      2,600        47,008
                       SPX Corp.+..................................................        500        50,150

                       Multi-Industry -- 0.3%
                       Tredegar Corp. .............................................        700        11,830
                                                                                                  -----------
                                                                                                     584,964
                                                                                                  -----------
                       INFORMATION & ENTERTAINMENT -- 3.0%
                       Broadcasting & Media -- 1.4%
                       LodgeNet Entertainment Corp.+...............................      2,600        40,300
                       Valassis Communications, Inc.+..............................        700        23,555

                       Leisure & Tourism -- 1.6%
                       Applebee's International, Inc. .............................        800        26,100
                       Buca, Inc.+.................................................      2,500        42,656
                                                                                                  -----------
                                                                                                     132,611
                                                                                                  -----------
                       INFORMATION TECHNOLOGY -- 9.5%
                       Communication Equipment -- 0.3%
                       DMC Stratex Networks, Inc.+.................................        900        15,244

                       Computers & Business Equipment -- 2.0%
                       Pomeroy Computer Resources, Inc.+...........................      1,400        24,587
                       RadiSys Corp.+..............................................      1,600        44,000
                       SONICblue, Inc.+............................................      1,200         9,225
                       Zamba Corp.+................................................      3,500        11,375

                       Computer Services -- 0.9%
                       Bell & Howell Co.+..........................................      1,800        38,016

                       Computer Software -- 1.7%
                       Braun Consulting, Inc.+.....................................      1,100         7,150
                       Evolving Systems, Inc.+.....................................      2,500        10,313
                       JDA Software Group, Inc.+...................................      1,800        19,575
                       PLATO Learning, Inc.+.......................................        300         6,675
                       Rainbow Technologies, Inc.+.................................      2,200        29,150

                       Electronics -- 4.6%
                       Actel Corp.+................................................      2,000        54,000
                       APW Ltd.+...................................................      1,700        69,071
                       Innovex, Inc. ..............................................      3,100        29,692
                       Moog, Inc., Class A+........................................      1,600        48,400
                                                                                                  -----------
                                                                                                     416,473
                                                                                                  -----------
                       MATERIALS -- 0.2%
                       Metals & Minerals -- 0.2%
                       L.B. Foster Co., Class A+...................................      2,900         7,975
                                                                                                  -----------
                       REAL ESTATE -- 2.2%
                       Real Estate Investment Trusts -- 2.2%
                       Chelsea Property Group, Inc. ...............................      1,100        41,910
                       Highwoods Properties, Inc. .................................      1,100        28,490

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       REAL ESTATE (continued)
                       Real Estate Investment Trusts (continued)
                       Lexington Corporate Properties Trust........................      1,700    $   21,760
                       Pacific Gulf Properties, Inc. ..............................        800         5,224
                                                                                                  -----------
                                                                                                      97,384
                                                                                                  -----------
                       UTILITIES -- 1.4%
                       Electric Utilities -- 1.4%
                       NSTAR.......................................................        800        29,776
                       UniSource Energy Corp. .....................................      1,900        33,725
                                                                                                  -----------
                                                                                                      63,501
                                                                                                  -----------
                       TOTAL COMMON STOCK (cost $3,714,826)........................                4,085,729
                                                                                                  -----------
                       WARRANTS -- 0.0%+                                              WARRANTS
                       --------------------------------------------------------------------------------------
                       FINANCE -- 0.0%
                       Banks -- 0.0%
                       Dime Bancorp, Inc. Litigation Tracking Warrants (cost
                         $566).....................................................      2,500           625
                                                                                                  -----------
                       TOTAL INVESTMENT SECURITIES (cost $3,715,392)...............                4,086,354
                                                                                                  -----------
                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 9.3%                                    AMOUNT
                       --------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 9.3%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 4.75%, dated 1/31/01, to be repurchased
                         2/01/01 in the amount of $411,054 and collateralized by
                         $405,000 of U.S. Treasury Bonds, bearing interest at
                         5.88%, due 9/30/02 and having an approximate value of
                         $420,128 (cost $411,000)..................................   $411,000       411,000
                                                                                                  -----------

                       TOTAL INVESTMENTS --
                         (cost $4,126,392)                              102.0%                     4,497,354
                       Liabilities in excess of other assets --          (2.0)                       (87,869)
                                                                        ------                   -----------
                       NET ASSETS --                                    100.0%                    $4,409,485
                                                                        ======                   ===========

              -----------------------------
              + Non-income producing securities

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MFS MID-CAP GROWTH
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 88.3%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 1.8%
                       Retail -- 1.8%
                       BJ's Wholesale Club, Inc.+..................................       109,850   $   4,696,088
                       Kroger Co. .................................................        70,460       1,729,793
                                                                                                    -------------
                                                                                                        6,425,881
                                                                                                    -------------
                       CONSUMER STAPLES -- 0.4%
                       Food, Beverage & Tobacco -- 0.4%
                       Del Monte Foods Co.+........................................       188,750       1,559,075
                                                                                                    -------------
                       ENERGY -- 18.3%
                       Energy Services -- 7.3%
                       BJ Services Co.+............................................        13,200       1,033,296
                       Diamond Offshore Drilling, Inc. ............................       107,290       4,344,172
                       Global Marine, Inc.+........................................       112,600       3,237,250
                       Noble Drilling Corp.+.......................................       349,690      15,778,013
                       Transocean Sedco Forex, Inc. ...............................        56,120       2,550,654

                       Energy Sources -- 11.0%
                       Apache Corp. ...............................................       183,850      10,589,760
                       Devon Energy Corp. .........................................       117,200       6,422,560
                       EOG Resources, Inc. ........................................       248,200      10,856,268
                       Houston Exploration Co.+....................................        84,380       2,912,798
                       Newfield Exploration Co.+...................................       262,450       8,789,451
                       Noble Affiliates, Inc. .....................................        20,200         855,672
                                                                                                    -------------
                                                                                                       67,369,894
                                                                                                    -------------
                       HEALTHCARE -- 6.1%
                       Drugs -- 1.1%
                       IntraBiotics Pharmaceuticals, Inc.+.........................       153,390       1,466,792
                       United Therapeutics Corp.+..................................       156,730       2,507,680

                       Health Services -- 0.8%
                       DaVita, Inc.+...............................................       141,040       2,757,332
                       IMS Health, Inc. ...........................................         1,000          25,220

                       Medical Products -- 4.2%
                       ArthroCare Corp.+...........................................        72,700       1,758,431
                       Cytyc Corp.+................................................       146,400       9,662,400
                       Martek Biosciences Corp.+...................................        68,300       1,280,625
                       VISX, Inc.+.................................................       211,800       2,874,126
                                                                                                    -------------
                                                                                                       22,332,606
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 6.8%
                       Business Services -- 4.7%
                       National Data Corp. ........................................        21,800         848,020
                       NOVA Corp.+.................................................       287,740       5,323,190
                       W.W. Grainger, Inc. ........................................       285,400      11,239,052

---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Machinery -- 2.1%
                       AGCO Corp. .................................................       299,010   $   3,585,130
                       Cooper Cameron Corp.+.......................................        63,900       4,104,297
                                                                                                    -------------
                                                                                                       25,099,689
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 5.1%
                       Broadcasting & Media -- 5.1%
                       EchoStar Communications Corp., Class A+.....................       408,330      12,607,189
                       Gemstar-TV Guide International, Inc.+.......................        19,600       1,015,525
                       Scholastic Corp.+...........................................        90,620       4,117,546
                       SportsLine.com, Inc.+.......................................       107,810         956,814
                                                                                                    -------------
                                                                                                       18,697,074
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 48.7%
                       Communication Equipment -- 1.3%
                       Computer Network Technology Corp.+..........................        47,910       1,350,463
                       Extreme Networks, Inc.+.....................................        31,700       1,509,713
                       JNI Corp.+..................................................        11,280         231,945
                       Natural Microsystems Corp.+.................................         1,600          18,800
                       RF Micro Devices, Inc.+.....................................         4,000          86,500
                       SBA Communications Corp.+...................................        31,450       1,425,078

                       Computers & Business Equipment -- 0.0%
                       Palm, Inc.+.................................................         2,200          59,675

                       Computer Services -- 10.1%
                       CheckFree Corp.+............................................       414,825      22,945,008
                       CSG Systems International, Inc.+............................       321,330      14,259,019

                       Computer Software -- 7.5%
                       Citrix Systems, Inc.+.......................................       660,960      23,711,940
                       Informatica Corp.+..........................................           800          24,700
                       Intuit, Inc.+...............................................         2,100          82,950
                       Macromedia, Inc.+...........................................       111,100       3,638,525

                       Electronics -- 1.0%
                       Advanced Micro Devices, Inc.+...............................         3,800          93,480
                       QLogic Corp.+...............................................        41,860       3,683,680
                       Transmeta Corp. ............................................         1,450          41,778
                       TriQuint Semiconductor, Inc.+...............................           700          24,675

                       Internet Content -- 3.4%
                       CNET Networks, Inc.+........................................       649,535      11,651,034
                       Switchboard, Inc.+..........................................       111,880         657,295

                       Internet Software -- 20.4%
                       Akamai Technologies, Inc.+..................................       382,700      11,122,219
                       Art Technology Group, Inc.+.................................         1,000          38,000
                       BroadVision, Inc.+..........................................         1,400          18,812
                       Digex, Inc.+................................................        41,100       1,127,681
                       ePresence, Inc.+............................................        47,700         286,200
                       Internap Network Services Corp.+............................       562,580       4,553,382
                       Internet Security Systems, Inc.+............................       256,634      18,237,054
                       Netegrity, Inc.+............................................        36,300       2,232,450
                       RSA Security, Inc.+.........................................       114,345       7,089,390
                       S1 Corp.+...................................................       335,312       3,374,077
                       VeriSign, Inc.+.............................................       351,035      25,801,072
                       Vignette Corp.+.............................................       134,000       1,113,875

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 5.0%
                       Allegiance Telecom, Inc.+...................................         4,500   $     149,625
                       American Tower Corp., Class A+..............................       335,160      12,132,792
                       Aware, Inc.+................................................        17,400         278,400
                       Cable Design Technologies Corp.+............................       223,020       4,605,363
                       Tekelec, Inc.+..............................................        47,000       1,316,000
                                                                                                    -------------
                                                                                                      178,972,650
                                                                                                    -------------
                       MATERIALS -- 1.0%
                       Metals & Minerals -- 1.0%
                       Global Industries., Inc.+...................................       286,100       3,737,180
                                                                                                    -------------
                       REAL ESTATE -- 0.1%
                       Real Estate Investment Trusts -- 0.1%
                       Pinnacle Holdings, Inc.+....................................        20,400         249,900
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $345,067,737).............                   324,443,949
                                                                                                    -------------

                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES -- 9.5%                                     AMOUNT
                       ------------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 9.5%
                       Federal Home Loan Bank Discount Notes 5.55% due 2/01/01.....   $ 8,570,000       8,570,000
                       Federal Home Loan Bank Discount Notes 5.55% due 2/05/01.....    10,000,000       9,993,833
                       Federal Home Loan Bank Discount Notes 5.58% due 2/01/01.....    12,788,000      12,788,000
                       Federal National Mortgage Association Notes 5.25% due
                         2/01/01...................................................     3,668,000       3,668,000
                                                                                                    -------------
                       TOTAL SHORT-TERM SECURITIES (cost $35,019,833)..............                    35,019,833
                                                                                                    -------------

                       TOTAL INVESTMENTS --
                         (cost $380,087,570)                         97.8%                           359,463,782
                       Other assets less liabilities --               2.2                              8,059,280
                                                                    ------                         -------------
                       NET ASSETS --                                100.0%                         $ 367,523,062
                                                                    ======                         =============

              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    AGGRESSIVE GROWTH
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 94.2%                                             SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 11.2%
                       Apparel & Textiles -- 1.4%
                       Talbots, Inc. ..............................................       127,900    $  6,762,073

                       Automotive -- 0.7%
                       Oshkosh Truck Corp. ........................................        76,350       3,507,328

                       Retail -- 9.1%
                       Abercrombie & Fitch Co., Class A+...........................       324,800       9,682,288
                       American Eagle Outfitters, Inc.+............................       130,200       7,535,325
                       AnnTaylor Stores Corp.+.....................................       207,300       6,084,255
                       Costco Wholesale Corp.+.....................................       158,100       7,312,125
                       J. Jill Group, Inc.+........................................       179,300       4,572,150
                       The Yankee Candle, Inc.+....................................       285,000       4,608,450
                       Wal-Mart Stores, Inc. ......................................        98,500       5,594,800
                                                                                                     -------------
                                                                                                       55,658,794
                                                                                                     -------------
                       EDUCATION -- 0.3%
                       Education -- 0.3%
                       Career Education Corp.+.....................................        38,000       1,615,000
                                                                                                     -------------
                       ENERGY -- 15.0%
                       Energy Services -- 9.1%
                       Baker Hughes, Inc. .........................................       129,100       5,338,285
                       Diamond Offshore Drilling, Inc. ............................       195,700       7,923,893
                       Global Marine, Inc.+........................................       256,500       7,374,375
                       Grant Prideco, Inc.+........................................       263,900       5,576,207
                       Maverick Tube Corp.+........................................       195,000       4,988,100
                       R&B Falcon Corp.+...........................................       268,000       6,003,200
                       Transocean Sedco Forex, Inc. ...............................        56,400       2,563,380
                       Weatherford International, Inc.+............................       108,400       5,298,592

                       Energy Sources -- 5.9%
                       Apache Corp. ...............................................       128,900       7,424,640
                       Devon Energy Corp. .........................................       158,300       8,674,840
                       Nabors Industries, Inc.+....................................       123,700       7,299,537
                       Smith International, Inc.+..................................        77,400       5,890,140
                                                                                                     -------------
                                                                                                       74,355,189
                                                                                                     -------------
                       FINANCE -- 4.1%
                       Banks -- 2.1%
                       National City Corp. ........................................        92,700       2,618,775
                       SunTrust Banks, Inc. .......................................        39,800       2,662,620
                       Wells Fargo & Co. ..........................................       100,900       5,197,359

                       Insurance -- 2.0%
                       AFLAC, Inc. ................................................        52,900       3,120,042
                       Jefferson-Pilot Corp. ......................................        34,800       2,300,280
                       SAFECO Corp. ...............................................        74,800       1,870,000
                       UnumProvident Corp. ........................................        94,100       2,749,602
                                                                                                     -------------
                                                                                                       20,518,678
                                                                                                     -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       HEALTHCARE -- 7.7%
                       Drugs -- 3.5%
                       Abgenix, Inc.+..............................................       134,900    $  5,665,800
                       Allergan, Inc. .............................................        61,500       5,027,625
                       ALZA Corp.+.................................................        80,700       3,340,980
                       Biovail Corp.+..............................................        73,600       3,183,200

                       Health Services -- 1.9%
                       Dentsply International, Inc. ...............................        87,700       3,031,131
                       Oxford Health Plans, Inc.+..................................       136,500       4,257,094
                       Trigon Healthcare, Inc.+....................................        38,200       2,188,478

                       Medical Products -- 2.3%
                       Genzyme Corp.+..............................................        32,100       2,778,656
                       MedImmune, Inc.+............................................        54,800       2,178,300
                       Myriad Genetics, Inc.+......................................        15,400       1,110,725
                       North American Scientific, Inc.+............................        81,000       1,093,500
                       St. Jude Medical, Inc.+.....................................        68,600       4,184,600
                                                                                                     -------------
                                                                                                       38,040,089
                                                                                                     -------------
                       INDUSTRIAL & COMMERCIAL -- 6.8%
                       Business Services -- 6.0%
                       Ecolab, Inc. ...............................................        57,500       2,389,125
                       Mobile Mini, Inc.+..........................................       106,300       2,431,613
                       Paychex, Inc. ..............................................       122,650       5,534,581
                       United Parcel Service, Inc., Class B........................        43,900       2,717,410
                       Waste Connections, Inc.+....................................       265,000       7,502,812
                       Waste Management, Inc. .....................................       366,200       8,935,280

                       Transportation -- 0.8%
                       Offshore Logistics, Inc.+...................................       180,400       3,472,700
                       RailWorks Corp.+............................................       336,500         715,063
                                                                                                     -------------
                                                                                                       33,698,584
                                                                                                     -------------
                       INFORMATION & ENTERTAINMENT -- 6.4%
                       Broadcasting & Media -- 5.3%
                       Cinar Corp., Class B+.......................................       137,800         602,875
                       Clear Channel Communications, Inc.+.........................        76,510       4,989,217
                       Comcast Corp., Class A+.....................................       158,200       6,772,937
                       EchoStar Communications Corp., Class A+.....................       146,300       4,517,013
                       Martha Stewart Living Omnimedia, Inc., Class A+.............       189,000       5,055,750
                       Pegasus Communications Corp.+...............................       154,000       4,090,625

                       Leisure & Tourism -- 1.1%
                       Skywest, Inc. ..............................................       218,700       5,426,494
                                                                                                     -------------
                                                                                                       31,454,911
                                                                                                     -------------
                       INFORMATION TECHNOLOGY -- 35.9%
                       Communication Equipment -- 5.2%
                       Extreme Networks, Inc.+.....................................       164,100       7,815,262
                       Juniper Networks, Inc.+.....................................        80,600       8,599,012
                       Network Appliance, Inc.+....................................        49,300       2,643,713
                       QUALCOMM, Inc.+.............................................        80,000       6,725,000

                       Computers & Business Equipment -- 8.6%
                       Cisco Systems, Inc.+........................................       363,600      13,612,275
                       Palm, Inc.+.................................................       446,300      12,105,887
                       Research In Motion Ltd.+....................................       145,600       9,582,300
                       Synopsys, Inc.+.............................................       141,000       7,332,000

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Services -- 1.7%
                       Brocade Communications Systems, Inc.+.......................        71,800    $  6,484,437
                       CheckFree Corp.+............................................        33,400       1,847,438

                       Computer Software -- 6.7%
                       BEA Systems, Inc.+..........................................        67,800       4,470,563
                       i2 Technologies, Inc.+......................................        83,500       4,227,188
                       Micromuse, Inc.+............................................        91,400       7,386,262
                       Peregrine Systems, Inc.+....................................       155,400       4,759,125
                       Scientific Learning Corp.+..................................        50,000         356,250
                       Siebel Systems, Inc.+.......................................       109,700       7,274,481
                       VERITAS Software Corp.+.....................................        52,300       4,961,963

                       Electronics -- 3.0%
                       Linear Technology Corp. ....................................        57,200       3,582,150
                       PMC-Sierra, Inc.+...........................................        26,200       1,979,738
                       Redback Networks, Inc.+.....................................       190,500       9,120,187

                       Internet Content -- 1.1%
                       Check Point Software Technologies Ltd.+.....................        35,600       5,429,000

                       Internet Software -- 1.6%
                       Art Technology Group, Inc.+.................................        60,200       2,287,600
                       Entrade, Inc.+(1)(2)........................................        46,000          78,246
                       MatrixOne, Inc.+............................................       155,400       5,458,425
                       Vignette Corp.+.............................................        27,300         226,931

                       Telecommunications -- 8.0%
                       Amdocs Ltd.+................................................        91,000       7,126,210
                       CIENA Corp.+................................................        62,400       5,619,900
                       General Motors Corp., Class H...............................       292,800       8,192,544
                       Lucent Technologies, Inc. ..................................       619,400      11,520,840
                       Sonus Networks, Inc.+.......................................       161,000       7,385,875
                                                                                                     -------------
                                                                                                      178,190,802
                                                                                                     -------------
                       MATERIALS -- 1.5%
                       Forest Products -- 1.5%
                       Georgia-Pacific Group.......................................       235,400       7,276,214

                       Metals & Minerals -- 0.0%
                       Global Industries, Inc.+....................................        20,200         263,863
                                                                                                     -------------
                                                                                                        7,540,077
                                                                                                     -------------
                       UTILITIES -- 5.3%
                       Electric Utilities -- 2.1%
                       Calpine Corp.+..............................................       133,200       5,316,012
                       Mirant Corp.+...............................................       205,900       5,003,370

                       Gas & Pipeline Utilities -- 3.2%
                       Constellation Energy Group, Inc. ...........................       113,600       4,508,784
                       Dynegy, Inc., Class A.......................................        74,600       3,633,020
                       El Paso Energy Corp. .......................................       110,400       6,944,160
                       Newpower Holdings, Inc.+....................................        61,600         652,960
                                                                                                     -------------
                                                                                                       26,058,306
                                                                                                     -------------
                       TOTAL COMMON STOCK (cost $478,840,381)......................                   467,130,430
                                                                                                     -------------

                                                           ---------------------


                       OPTIONS -- 0.0%+                                                CONTRACTS         VALUE
                       -------------------------------------------------------------------------------------------
                       PUT OPTIONS -- 0.0%
                       Oil Service Index expires 2/01 (cost $872,712)..............         1,054    $    110,670
                                                                                                     -------------
                       TOTAL INVESTMENT SECURITIES (cost $479,713,093).............                   467,241,100
                                                                                                     -------------

                                                                                                  PRINCIPAL
                       REPURCHASE AGREEMENT -- 11.3%                               AMOUNT
                       ------------------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 11.3%
                       State Street Bank & Trust Co. Joint Repurchase Agreement Account (Note
                         3) (cost $55,884,000)................................................   $55,884,000       55,884,000
                                                                                                                -------------
                       TOTAL INVESTMENTS --
                         (cost $535,597,093)                                   105.5%                             523,125,100
                       Liabilities in excess of other assets --                 (5.5)                             (27,299,485)
                                                                               ------                           -------------
                       NET ASSETS --                                           100.0%                           $ 495,825,615
                                                                               ======                           =============


              -----------------------------
               +  Non-income producing securities
              (1) Fair valued security; See Note 2
              (2) At January 31, 2001 the Portfolio held restricted securities amounting to 0.02% of net assets. The Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of the security.

                                        DATE OF               VALUATION AS OF
                        DESCRIPTION   ACQUISITION  UNIT COST  JANUARY 31, 2001
                       -------------  -----------  ---------  ----------------
                       Entrade, Inc.   12/21/99     $32.00         $1.701

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH OPPORTUNITIES
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 103.5%                                           SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 7.4%
                       Apparel & Textiles -- 0.3%
                       Nike, Inc., Class B.........................................     1,600     $     88,032

                       Retail -- 7.1%
                       Abercrombie & Fitch Co., Class A+...........................    23,600          703,516
                       Bed Bath & Beyond, Inc.+....................................     3,100           82,344
                       Gap, Inc. ..................................................     6,300          205,380
                       Limited, Inc. ..............................................     3,100           64,046
                       Payless ShoeSource, Inc.+...................................     1,600          114,720
                       Stein Mart, Inc.+...........................................     4,700           56,400
                       Target Corp. ...............................................     7,900          300,042
                       TJX Cos., Inc. .............................................     3,100           96,100
                       Venator Group, Inc.+........................................    15,700          203,315
                       Zale Corp.+.................................................     6,000          223,800
                                                                                                  ------------
                                                                                                     2,137,695
                                                                                                  ------------
                       ENERGY -- 10.6%
                       Energy Services -- 9.3%
                       Baker Hughes, Inc. .........................................     7,500          310,125
                       Diamond Offshore Drilling, Inc. ............................     6,000          242,940
                       Global Marine, Inc.+........................................    11,200          322,000
                       Marine Drilling Co., Inc.+..................................    23,400          690,300
                       Patterson Energy, Inc.+.....................................     8,700          322,444
                       R&B Falcon Corp.+...........................................     8,000          179,200
                       Rowan Cos., Inc.+...........................................     8,000          218,400
                       Transocean Sedco Forex, Inc. ...............................     2,700          122,715
                       Veritas DGC, Inc.+..........................................     9,700          291,097

                       Energy Sources -- 1.3%
                       Energy Partners Ltd.+.......................................     9,100          116,389
                       Smith International, Inc.+..................................     3,300          251,130
                                                                                                  ------------
                                                                                                     3,066,740
                                                                                                  ------------
                       FINANCE -- 16.3%
                       Banks -- 0.9%
                       Roslyn Bancorp, Inc. .......................................    11,000          268,125

                       Financial Services -- 11.0%
                       Capital One Financial Corp. ................................     8,000          504,160
                       Eaton Vance Corp. ..........................................    14,800          449,920
                       John Hancock Financial Services, Inc. ......................    15,700          547,145
                       Lehman Brothers Holdings, Inc. .............................     7,600          625,328
                       Merrill Lynch & Co., Inc. ..................................     6,300          456,750
                       Providian Financial Corp. ..................................    10,000          583,500

                       Insurance -- 4.4%
                       Ace Ltd. ...................................................    10,500          388,500
                       AFLAC, Inc. ................................................     8,500          501,330
                       MetLife, Inc. ..............................................    11,000          361,020
                                                                                                  ------------
                                                                                                     4,685,778
                                                                                                  ------------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       HEALTHCARE -- 28.5%
                       Drugs -- 10.2%
                       Biogen, Inc.+...............................................    10,100     $    651,450
                       CuraGen Corp.+..............................................    14,300          583,619
                       Forest Labs, Inc.+..........................................     2,800          187,488
                       Genentech, Inc.+............................................     4,000          237,000
                       Merck & Co., Inc. ..........................................     4,700          386,246
                       Pfizer, Inc. ...............................................    12,100          546,315
                       Schering-Plough Corp. ......................................     6,900          347,760

                       Health Services -- 9.8%
                       Cerner Corp.+...............................................     7,900          381,669
                       Charles River Laboratories International, Inc.+.............     7,900          222,780
                       Gene Logic, Inc.+...........................................     1,300           31,200
                       IMS Health, Inc. ...........................................     7,900          199,238
                       Tenet Healthcare Corp.+.....................................    11,000          479,820
                       Triad Hospitals, Inc. ......................................     7,900          224,162
                       UnitedHealth Group, Inc. ...................................     7,900          445,639
                       Universal Health Services, Inc.+............................     4,700          384,930
                       Wellpoint Health Networks, Inc.+............................     4,700          453,409

                       Medical Products -- 8.5%
                       Affymetrix, Inc.+...........................................     7,700          513,012
                       Applera Corp.-Applied Biosystems Group......................     1,700          142,800
                       Biomet, Inc. ...............................................     3,100          104,431
                       BioSource International, Inc.+..............................    10,500          135,188
                       Enzon, Inc.+................................................     6,000          376,500
                       Genvec, Inc.+...............................................     7,900           59,744
                       Genzyme Corp.+..............................................     5,200          450,125
                       Genzyme Corp.-Genzyme Biosurgery Division+..................       221            1,768
                       Millenium Pharmaceuticals, Inc.+............................     6,400          320,800
                       Serono SA ADR+..............................................    17,500          343,700
                                                                                                  ------------
                                                                                                     8,210,793
                                                                                                  ------------
                       INDUSTRIAL & COMMERCIAL -- 2.5%
                       Machinery -- 1.6%
                       Kulicke & Soffa Industries, Inc.+...........................    14,600          243,637
                       Thermo Electron Corp.+......................................     7,900          234,235

                       Multi-Industry -- 0.9%
                       Lightpath Technologies, Inc., Class A+......................    10,000          255,000
                                                                                                  ------------
                                                                                                       732,872
                                                                                                  ------------
                       INFORMATION TECHNOLOGY -- 37.1%
                       Communication Equipment -- 8.1%
                       Advanced Fibre Communications, Inc.+........................    27,300          677,381
                       Ariba, Inc.+................................................     7,000          261,187
                       Comverse Technology, Inc.+..................................     4,700          532,569
                       Ericsson L.M. Telecommunications Co., Class B ADR...........    20,000          237,500
                       JNI Corp.+..................................................     6,300          129,544
                       Juniper Networks, Inc.+.....................................     2,400          256,050
                       Network Appliance, Inc.+....................................     4,200          225,225

                       Computers & Business Equipment -- 1.1%
                       EMC Corp.+..................................................     4,200          319,158

                       Computer Services -- 2.0%
                       Brocade Communications Systems, Inc.+.......................     6,300          568,969
                       Futurelink Corp.+...........................................     8,600           10,212

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Software -- 7.4%
                       BEA Systems, Inc.+..........................................     5,800     $    382,437
                       Citrix Systems, Inc.+.......................................    16,000          574,000
                       i2 Technologies, Inc.+......................................     7,000          354,375
                       McDATA Corp., Class B+......................................     4,700          258,500
                       Siebel Systems, Inc.+.......................................     4,200          278,513
                       VERITAS Software Corp.+.....................................     3,100          294,113

                       Electronics -- 13.4%
                       American Superconductor Corp.+..............................     3,100           64,131
                       Applied Micro Circuits Corp.+...............................     8,600          632,100
                       Atmel Corp.+................................................    20,100          341,700
                       Flextronics International Ltd.+.............................     8,500          324,063
                       Integrated Device Technology, Inc.+.........................    12,000          587,062
                       JDS Uniphase Corp.+.........................................     4,400          241,175
                       Lam Research Corp.+.........................................    18,600          491,737
                       Newport Corp.+..............................................     3,100          253,038
                       QLogic Corp.+...............................................     2,800          246,400
                       TranSwitch Corp.+...........................................     3,100          152,675
                       TriQuint Semiconductor, Inc.+...............................     5,300          186,825
                       Varian Semiconductor Equipment Associates, Inc.+............     1,600           49,600
                       Vitesse Semiconductor Corp.+................................     4,200          298,463

                       Internet Content -- 1.9%
                       Check Point Software Technologies Ltd.+.....................     3,500          533,750

                       Telecommunications -- 3.2%
                       CIENA Corp.+................................................     4,200          378,262
                       Corning, Inc................................................     9,600          544,416
                                                                                                  ------------
                                                                                                    10,685,130
                                                                                                  ------------
                       UTILITIES -- 1.1%
                       Electric Utilities -- 0.2%
                       Calpine Corp.+..............................................     1,700           67,847

                       Gas & Pipeline Utilities -- 0.9%
                       Enron Corp..................................................     3,100          248,000
                                                                                                  ------------
                                                                                                       315,847
                                                                                                  ------------

                       TOTAL INVESTMENTS -- (cost $30,749,200)       103.5%                         29,834,855
                       Liabilities in excess of other assets --       (3.5)                           (998,607)
                                                                     ------                       ------------
                       NET ASSETS --                                 100.0%                       $ 28,836,248
                                                                     ======                       ============

              -----------------------------
              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MARSICO GROWTH PORTFOLIO            INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 90.0%                                           SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 17.5%
                       Apparel & Textiles -- 3.7%
                       Nike, Inc., Class B.........................................      3,800    $   209,076

                       Retail -- 13.8%
                       Costco Wholesale Corp.+.....................................      3,600        166,500
                       Home Depot, Inc. ...........................................      5,480        264,136
                       Tiffany & Co. ..............................................      4,865        182,340
                       Wal-Mart Stores, Inc. ......................................      2,800        159,040
                                                                                                  -----------
                                                                                                      981,092
                                                                                                  -----------
                       CONSUMER STAPLES -- 2.6%
                       Food, Beverage & Tobacco -- 2.6%
                       Anheuser-Busch Cos., Inc. ..................................      3,400        147,424
                                                                                                  -----------
                       ENERGY -- 0.6%
                       Energy Services -- 0.6%
                       Schlumberger Ltd. ..........................................        398         30,566
                                                                                                  -----------
                       FINANCE -- 21.0%
                       Financial Services -- 21.0%
                       Citigroup, Inc. ............................................      3,955        221,361
                       Goldman Sachs Group, Inc. ..................................      2,000        227,500
                       J.P. Morgan Chase & Co. ....................................      1,250         68,738
                       Lehman Brothers Holdings, Inc. .............................      3,094        254,574
                       Merrill Lynch & Co., Inc. ..................................      3,110        225,475
                       Morgan Stanley, Dean Witter & Co. ..........................      2,089        177,043
                                                                                                  -----------
                                                                                                    1,174,691
                                                                                                  -----------
                       HEALTHCARE -- 9.8%
                       Drugs -- 6.2%
                       Merck & Co., Inc. ..........................................      2,438        200,355
                       Pfizer, Inc. ...............................................      3,300        148,995

                       Health Services -- 2.9%
                       Tenet Healthcare Corp.+.....................................      3,700        161,394

                       Medical Products -- 0.7%
                       Baxter International, Inc. .................................        416         36,558
                                                                                                  -----------
                                                                                                      547,302
                                                                                                  -----------
                       INDUSTRIAL & COMMERCIAL -- 13.5%
                       Aerospace & Military Technology -- 3.8%
                       Boeing Co. .................................................      3,680        215,280

                       Business Services -- 3.1%
                       FedEx Corp.+................................................      3,780        171,537

                       Electrical Equipment -- 4.2%
                       General Electric Co. .......................................      5,150        236,900

---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Multi-Industry -- 2.4%
                       Minnesota Mining & Manufacturing Co. .......................      1,200    $   132,780
                                                                                                  -----------
                                                                                                      756,497
                                                                                                  -----------
                       INFORMATION & ENTERTAINMENT -- 4.6%
                       Broadcasting & Media -- 1.8%
                       Clear Channel Communications, Inc.+.........................      1,520         99,119

                       Leisure & Tourism -- 2.8%
                       Southwest Airlines Co. .....................................      5,000        156,650
                                                                                                  -----------
                                                                                                      255,769
                                                                                                  -----------
                       INFORMATION TECHNOLOGY -- 20.4%
                       Communication Equipment -- 3.9%
                       Nokia Corp. ADR.............................................      1,655         56,849
                       QUALCOMM, Inc.+.............................................      1,938        162,913

                       Computers & Business Equipment -- 6.2%
                       Cisco Systems, Inc.+........................................      4,346        162,703
                       EMC Corp.+..................................................      2,431        184,732

                       Computer Software -- 5.2%
                       Adobe Systems, Inc. ........................................      3,300        144,169
                       Automatic Data Processing, Inc. ............................      2,375        142,167

                       Internet Software -- 2.6%
                       Sapient Corp.+..............................................      8,738        147,454

                       Telecommunications -- 2.5%
                       Corning, Inc. ..............................................      2,477        140,471
                                                                                                  -----------
                                                                                                    1,141,458
                                                                                                  -----------
                       TOTAL INVESTMENT SECURITIES (cost $4,792,332)...............                 5,034,799
                                                                                                  -----------


                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 10.7%                                  AMOUNT
                       ---------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 10.7%
                       Federal Home Loan Bank Discount Notes 5.20% due 2/01/01
                         (cost $600,000)...........................................   $600,000         600,000
                                                                                                   -----------

                       TOTAL INVESTMENTS -- (cost $5,392,332)         100.7%                          5,634,799
                       Liabilities in excess of other assets --        (0.7)                            (39,183)
                                                                      ------                        -----------
                       NET ASSETS --                                  100.0%                        $ 5,595,616
                                                                      ======                        ===========

              -----------------------------
              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL GROWTH
    AND INCOME PORTFOLIO                INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK 95.5%                                               SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       AUSTRALIA -- 2.8%
                       AMP Ltd. (Finance)..........................................       560,887    $   5,842,618
                       Commonwealth Bank of Australia (Finance)....................       216,058        3,790,520
                                                                                                     -------------
                                                                                                         9,633,138
                                                                                                     -------------
                       BRAZIL -- 0.5%
                       Petroleo Brasileiro SA ADR (Energy)+........................        61,726        1,745,611
                                                                                                     -------------
                       CANADA -- 9.6%
                       Abitibi-Consolidated, Inc. (Materials)......................       460,657        3,917,413
                       Alberta Energy Co., Ltd. (Energy)...........................       105,700        4,350,528
                       Bank of Nova Scotia (Finance)...............................       227,296        6,890,284
                       BCE, Inc. (Information Technology)..........................       294,800        8,419,488
                       Canadian Pacific Ltd. (Industrial & Commercial).............       101,241        3,123,055
                       National Bank of Canada (Finance)...........................       142,325        2,752,902
                       Toronto-Dominion Bank (Finance).............................       116,200        3,421,750
                                                                                                     -------------
                                                                                                        32,875,420
                                                                                                     -------------
                       FRANCE -- 8.0%
                       Alcatel (Information Technology)............................        61,947        3,676,631
                       Aventis SA (Healthcare).....................................        92,482        7,314,257
                       Groupe Danone (Consumer Staples)............................        25,403        3,358,327
                       Rhodia SA (Materials).......................................       318,751        4,896,493
                       Schneider Electric SA (Industrial & Commercial).............        38,832        2,689,752
                       Total Fina SA, Class B (Energy).............................        37,871        5,588,377
                                                                                                     -------------
                                                                                                        27,523,837
                                                                                                     -------------
                       GERMANY -- 6.5%
                       Allianz AG (Finance)........................................        21,802        7,488,821
                       Deutsche Lufthansa AG (Information & Entertainment).........        92,501        2,144,349
                       E. On AG (Utilities)........................................        90,350        4,996,481
                       Henkel KGaA (Materials).....................................        33,087        1,916,008
                       Muenchener Rueckversicherungs-Gesellschaft AG (Finance).....        16,954        5,522,882
                                                                                                     -------------
                                                                                                        22,068,541
                                                                                                     -------------
                       HONG KONG -- 0.9%
                       CLP Holdings Ltd. (Utilities)...............................       180,000          837,778
                       Hong Kong Electric Holdings Ltd. (Utilities)................       637,251        2,279,632
                                                                                                     -------------
                                                                                                         3,117,410
                                                                                                     -------------
                       IRELAND -- 1.6%
                       CRH PLC (Industrial & Commercial)...........................       108,630        2,053,031
                       Jefferson Smurfit Group PLC (Materials).....................     1,789,059        3,320,795
                                                                                                     -------------
                                                                                                         5,373,826
                                                                                                     -------------

---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       ITALY -- 5.1%
                       ENI SpA (Energy)............................................       881,660    $   5,737,569
                       San Paolo-IMI SpA (Finance).................................       276,516        4,626,131
                       Telecom Italia SpA (Information Technology).................       274,494        3,467,866
                       Telecom Italia SpA RNC (Information Technology).............       537,946        3,525,827
                                                                                                     -------------
                                                                                                        17,357,393
                                                                                                     -------------
                       JAPAN -- 16.6%
                       Aiful Corp. (Finance).......................................        32,550        2,670,898
                       Canon, Inc. (Information Technology)........................       103,000        3,840,873
                       Dai Nippon Printing Co., Ltd. (Industrial & Commercial).....       151,000        2,069,382
                       Fujitsu Ltd. (Information Technology).......................       235,000        3,963,612
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............       143,000        5,479,916
                       NEC Corp. (Information Technology)..........................       180,000        3,673,154
                       Nikko Securities Co., Ltd. (Finance)........................       685,000        4,991,021
                       Nippon Telegraph & Telephone Corp. (Information
                         Technology)...............................................         1,204        8,379,430
                       Nomura Securities Co., Ltd. (Finance).......................       214,000        3,971,646
                       Promise Co., Ltd. (Finance).................................        52,560        3,725,995
                       Ricoh Co., Ltd. (Information Technology)....................       148,000        2,734,029
                       Sankyo Co., Ltd. (Healthcare)...............................       171,000        3,416,033
                       Shiseido Co., Ltd. (Consumer Discretionary).................       228,000        2,399,794
                       TDK Corp. (Information & Entertainment).....................        29,000        2,571,465
                       Toshiba Corp. (Industrial & Commercial).....................       420,000        2,789,535
                                                                                                     -------------
                                                                                                        56,676,783
                                                                                                     -------------
                       MEXICO -- 0.8%
                       Fomento Economico Mexicano SA de CV (Consumer Staples)......       845,982        2,683,576
                                                                                                     -------------
                       NETHERLANDS -- 9.4%
                       ABN AMRO Holding NV (Finance)...............................       100,351        2,597,264
                       Akzo Nobel NV (Materials)...................................       117,577        5,686,664
                       Fortis Amev NV (Finance)....................................       232,219        7,348,497
                       ING Groep NV (Finance)......................................       101,943        7,797,717
                       Koninklijke Philips Electronics NV (Industrial &
                         Commercial)...............................................       228,997        8,817,794
                                                                                                     -------------
                                                                                                        32,247,936
                                                                                                     -------------
                       PORTUGAL -- 0.7%
                       Portugal Telecom SA (Information Technology)................       203,500        2,246,978
                                                                                                     -------------
                       SINGAPORE -- 1.4%
                       DBS Group Holdings Ltd. (Finance)...........................       184,244        2,071,107
                       Oversea-Chinese Banking Corp., Ltd. (Finance)...............       380,600        2,794,035
                                                                                                     -------------
                                                                                                         4,865,142
                                                                                                     -------------
                       SWITZERLAND -- 5.5%
                       Nestle SA (Consumer Staples)................................         3,556        7,546,836
                       Swatch Group AG (Consumer Discretionary)....................         7,427        1,849,853
                       UBS AG (Finance)............................................        12,993        2,294,604
                       Zurich Financial Services AG (Finance)......................        12,589        7,244,751
                                                                                                     -------------
                                                                                                        18,936,044
                                                                                                     -------------
                       TAIWAN -- 0.8%
                       Taiwan Semiconductor Manufacturing Co., Ltd. (Information
                         Technology)+..............................................       863,320        2,818,950
                                                                                                     -------------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       UNITED KINGDOM -- 25.3%
                       AstraZeneca Group PLC (Healthcare)..........................       202,536    $   8,797,612
                       BAE Systems PLC (Industrial & Commercial)...................       934,704        4,043,706
                       Barclays PLC (Finance)......................................       143,694        4,588,850
                       Bass PLC (Consumer Staples).................................       354,148        3,843,218
                       BOC Group PLC (Materials)...................................       238,554        3,486,587
                       BP Amoco PLC (Energy).......................................       431,177        3,708,650
                       Cable & Wireless PLC (Information Technology)...............       376,488        5,001,828
                       Cookson Group PLC (Materials)...............................       740,221        1,925,729
                       Diageo PLC (Consumer Staples)...............................       377,531        3,627,957
                       Glaxosmithkline PLC (Healthcare)+...........................       179,535        4,710,070
                       Granada Compass PLC (Information & Entertainment)...........       349,885        3,538,712
                       Invensys PLC (Industrial & Commercial)......................     2,072,159        5,572,559
                       Misys PLC (Information Technology)..........................       569,787        5,371,381
                       Royal Bank of Scotland Group PLC (Finance)..................       147,204        3,500,426
                       Scottish & Southern Energy PLC (Utilities)..................       424,028        3,637,863
                       Scottish Power PLC (Utilities)..............................       860,496        5,646,885
                       Shell Transport & Trading Co. PLC (Energy)..................     1,333,887       10,995,422
                       Smiths Industries PLC (Industrial & Commercial).............       445,163        4,619,459
                                                                                                     -------------
                                                                                                        86,616,914
                                                                                                     -------------
                       TOTAL INVESTMENT SECURITIES (cost $317,292,091).............                    326,787,499
                                                                                                     -------------

                                                                                       PRINCIPAL
                       REPURCHASE AGREEMENT -- 8.0%                                     AMOUNT
                       -------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 8.0%
                       Agreement with J.P. Morgan Chase & Co., bearing interest at
                         5.67%, dated 1/31/01, to be repurchased 2/01/01 in the
                         amount of $27,245,290 and collateralized by $20,263,000 of
                         United States Treasury Bonds, bearing interest at 8.50%,
                         due 2/15/20 and having an approximate value of $27,785,088
                         (cost $27,241,000)........................................   $27,241,000       27,241,000
                                                                                                     -------------

                       TOTAL INVESTMENTS --
                         (cost $344,533,091)                        103.5%                              354,028,499
                       Liabilities in excess of other assets --      (3.5)                              (11,914,767)
                                                                    ------                            -------------
                       NET ASSETS --                                100.0%                             $342,113,732
                                                                    ======                            =============

              -----------------------------
              + Non-income producing securities

              ADR -- American Depository Receipt

---------------------

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                           CONTRACT            IN         DELIVERY  GROSS UNREALIZED
                          TO DELIVER      EXCHANGE FOR      DATE      APPRECIATION
                       -------------------------------------------------------------
                       CAD    9,170,000  USD   6,213,790   2/12/01     $  97,488
                                                                       ----------
                                                                    GROSS UNREALIZED
                                                                      DEPRECIATION
                       -------------------------------------------------------------
                       CAD    5,020,000  USD   3,290,724   2/12/01       (57,567)
                       GBP    6,809,000  USD   9,873,050   3/21/01       (75,151)
                       USD    6,921,070  SEK  65,800,000   3/21/01        (7,420)
                       USD   24,218,472  EUR  25,775,300   3/21/01      (197,893)
                                                                       ----------
                                                                        (338,031)
                                                                       ----------
                                                                       $(240,543)
                            Net Unrealized Depreciation...........
                                                                       ==========

              -----------------------------

              CAD      --       Canadian Dollar
              EUR      --       Euro
              GBP      --       Pound Sterling
              SEK      --       Swedish Krona
              USD      --       United States Dollar

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL EQUITIES PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 92.9%                                             SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       BERMUDA -- 4.9%
                       Tyco International Ltd. (Industrial & Commercial)...........       521,600    $  32,130,560
                                                                                                     -------------
                       CANADA -- 0.6%
                       Nortel Networks Corp. (Information Technology)..............       100,075        3,825,867
                                                                                                     -------------
                       FINLAND -- 1.0%
                       Nokia Oyj (Information Technology)..........................       177,900        6,260,620
                                                                                                     -------------
                       FRANCE -- 4.0%
                       Alcatel (Information Technology)............................        95,300        5,656,173
                       BNP Paribas (Finance).......................................       106,100        9,818,641
                       STMicroelectronics NV (Information Technology)..............        56,012        2,675,150
                       Total Fina SA, Class B (Energy).............................        54,000        7,968,428
                                                                                                     -------------
                                                                                                        26,118,392
                                                                                                     -------------
                       HONG KONG -- 1.5%
                       China Mobile (Hong Kong) Ltd. (Information Technology)+.....     1,042,000        6,653,452
                       Citic Pacific Ltd. (Industrial & Commercial)................       846,000        3,308,416
                                                                                                     -------------
                                                                                                         9,961,868
                                                                                                     -------------
                       IRELAND -- 0.8%
                       CRH PLC (Industrial & Commercial)...........................       258,112        4,866,120
                                                                                                     -------------
                       ITALY -- 2.6%
                       Alleanza Assicurazioni SpA (Finance)........................       788,000       12,244,250
                       UniCredito Italiano SpA (Finance)...........................       893,000        4,664,058
                                                                                                     -------------
                                                                                                        16,908,308
                                                                                                     -------------
                       JAPAN -- 9.5%
                       Canon, Inc. (Information & Entertainment)...................       283,000       10,553,078
                       Fast Retailing Co., Ltd. (Consumer Discretionary)...........        18,900        3,246,217
                       Murata Manufacturing Co., Ltd. (Information Technology).....        14,100        1,653,692
                       NEC Corp. (Information Technology)..........................       478,000        9,754,264
                       Nomura Securities Co., Ltd. (Finance).......................       162,000        3,006,573
                       NTT Mobile Communications Network, Inc. (Information
                         Technology)...............................................           412        7,929,544
                       Rohm Co., Ltd. (Information Technology).....................         7,000        1,395,369
                       Shin-Etsu Chemical Co., Ltd. (Materials)....................        26,000          989,646
                       Sumitomo Trust & Banking Co., Ltd. (Finance)................       724,000        4,634,446
                       Takeda Chemical Industries Ltd. (Healthcare)................       343,000       18,213,172
                                                                                                     -------------
                                                                                                        61,376,001
                                                                                                     -------------
                       KOREA -- 1.0%
                       Samsung Electronics Co., Ltd. GDR (Information
                         Technology)*..............................................        70,000        6,685,000
                                                                                                     -------------
                       MEXICO -- 0.6%
                       Telefonos de Mexico SA de CV ADR (Utilities)................        70,600        3,831,462
                                                                                                     -------------

---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       NETHERLANDS -- 1.6%
                       ASM Lithography Holding NV (Information Technology)+........       123,700    $   3,534,404
                       United Pan-Europe Communications NV, Class A (Information
                         Technology)+..............................................       545,053        6,886,019
                                                                                                     -------------
                                                                                                        10,420,423
                                                                                                     -------------
                       SPAIN -- 1.7%
                       Banco Bilbao Vizcaya Argentaria SA (Finance)................       680,000       10,888,975
                                                                                                     -------------
                       SWEDEN -- 0.1%
                       Atlas Copco AB, Class A (Industrial & Commercial)...........        34,767          851,362
                                                                                                     -------------
                       SWITZERLAND -- 0.2%
                       Serono SA (Healthcare)......................................         1,592        1,259,368
                                                                                                     -------------
                       TAIWAN -- 1.3%
                       Hon Hai Precision Industry Co. Ltd. GDR (Information
                         Technology)+..............................................        55,300          870,975
                       Hon Hai Precision Industry Co. Ltd. GDR (Information
                         Technology)*..............................................        67,500          884,014
                       Taiwan Semiconductor Manufacturing Co., Ltd. ADR
                         (Information Technology)+.................................       266,120        6,424,137
                                                                                                     -------------
                                                                                                         8,179,126
                                                                                                     -------------
                       UNITED KINGDOM -- 12.2%
                       AstraZeneca Group PLC (Healthcare)..........................       123,000        5,342,785
                       BP Amoco PLC (Energy).......................................       240,500        2,068,594
                       British Sky Broadcasting Group PLC (Information &
                         Entertainment)+...........................................       813,407       14,028,255
                       CGNU PLC (Finance)..........................................       691,972       10,133,746
                       Energis PLC (Information Technology)+.......................       240,000        1,974,847
                       Reuters Group PLC (Information & Entertainment).............       478,850        7,733,490
                       Royal Bank of Scotland Group PLC (Finance)..................       459,143       10,918,155
                       Standard Chartered PLC (Finance)............................       626,079       10,202,762
                       Vodafone Group PLC (Information Technology).................     4,831,990       17,090,515
                                                                                                     -------------
                                                                                                        79,493,149
                                                                                                     -------------
                       UNITED STATES -- 49.3%
                       AES Corp. (Utilities).......................................       197,000       11,353,110
                       Altera Corp. (Information Technology)+......................       183,600        5,553,900
                       Amdocs Ltd. (Information Technology)+.......................        92,400        7,235,844
                       American International Group, Inc. (Finance)#...............        84,468        7,181,469
                       AOL Time Warner, Inc. (Information & Entertainment)+........       289,050       15,192,468
                       Applied Materials, Inc. (Information Technology)+...........        59,200        2,978,500
                       AT&T Corp. Liberty Media Group, Inc., Class A (Information &
                         Entertainment)+...........................................       580,300        9,807,070
                       AT&T Wireless Group (Information Technology)+...............       574,200       14,911,974
                       Bank of America Corp. (Finance).............................        89,000        4,789,980
                       Bank One Corp. (Finance)....................................       115,000        4,508,000
                       Cisco Systems, Inc. (Information Technology)+...............       422,400       15,813,600
                       Citigroup, Inc. (Finance)...................................       501,530       28,070,634
                       Concord EFS, Inc. (Industrial & Commercial)+................        88,900        3,896,320
                       Dynegy, Inc., Class A (Utilities)...........................       184,100        8,965,670
                       EMC Corp. (Information Technology)+.........................        62,500        4,749,375
                       Flextronics International Ltd. (Information Technology)+....       161,000        6,138,125
                       General Electric Co. (Industrial & Commercial)..............       199,400        9,172,400
                       Goldman Sachs Group, Inc. (Finance).........................        45,600        5,187,000
                       Home Depot, Inc. (Consumer Discretionary)...................       148,450        7,155,290
                       J.P. Morgan Chase & Co. (Finance)...........................       254,150       13,975,708
                       Kohl's Corp. (Consumer Discretionary)+......................       104,600        7,426,600
                       MBNA Corp. (Finance)........................................       334,287       12,097,847
                       Morgan Stanley, Dean Witter & Co. (Finance).................        72,400        6,135,900
                       Oracle Corp. (Information Technology)+......................       148,500        4,325,063

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       UNITED STATES (continued)
                       Pfizer, Inc. (Healthcare)...................................       711,550    $  32,126,482
                       Pharmacia Corp. (Healthcare)................................       269,000       15,069,380
                       Sanmina Corp. (Information Technology)+.....................       398,000       19,352,750
                       Schering-Plough Corp. (Healthcare)..........................       307,600       15,503,040
                       Solectron Corp. (Information Technology)+...................       442,700       17,641,595
                       Viacom, Inc., Class B (Information & Entertainment)+........        76,468        4,221,035
                                                                                                     -------------
                                                                                                       320,536,129
                                                                                                     -------------
                       TOTAL INVESTMENT SECURITIES (cost $578,149,834).............                    603,592,730
                                                                                                     -------------
                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES -- 5.6%                                    AMOUNT
                       -------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 5.6%
                       Euro Time Deposit with State Street Bank & Trust Co.
                         5.50% due 2/01/01 (cost $36,403,000)......................   $36,403,000       36,403,000
                                                                                                     -------------
                       TOTAL INVESTMENTS --
                         (cost $614,552,834)                              98.5%                        639,995,730
                       Other assets less liabilities --                    1.5                          10,071,336
                                                                         -----                       -------------
                       NET ASSETS --                                     100.0%                      $ 650,067,066
                                                                         =====                       =============

                       -----------------------------

                       + Non-income producing securities

                       * Resale restricted to qualified institutional buyers

                       # Security represents an investment in an affiliated
                         company

                       ADR -- American Depository Receipt

                       GDR -- Global Depository Receipt

                       See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL DIVERSIFIED
    EQUITIES PORTFOLIO                  INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 81.8%                                              SHARES             VALUE
                       -----------------------------------------------------------------------------------------------
                       AUSTRALIA -- 1.6%
                       Amcor Ltd. (Materials)......................................          42,697      $    137,409
                       AMP Diversified Property Trust (Real Estate)................          14,106            18,097
                       AMP Ltd. (Finance)..........................................          35,065           365,263
                       AMP, Inc. (Information Technology)(1).......................           8,021                 0
                       Australian Gas Light Co., Ltd. (Utilities)..................          19,516           120,799
                       BHP Ltd. (Energy)...........................................          80,369           830,530
                       Brambles Industries Ltd. (Industrial & Commercial)..........           7,859           211,126
                       Coca-Cola Amatil Ltd. (Consumer Staples)....................          23,406            62,955
                       Coles Myer Ltd. (Consumer Discretionary)....................          39,947           140,166
                       Commonwealth Bank of Australia (Finance)....................          10,603           186,019
                       CSL Ltd. (Healthcare).......................................           2,430            46,122
                       CSR Ltd. (Industrial & Commercial)..........................          28,350            80,668
                       FH Faulding & Co., Ltd. (Healthcare)........................           2,899            17,483
                       Foster's Brewing Group Ltd. (Consumer Staples)..............          65,064           164,944
                       General Property Trust (Real Estate)........................          53,391            78,155
                       Goodman Fielder Ltd. (Consumer Staples).....................          44,548            31,262
                       Leighton Holdings Ltd. (Industrial & Commercial)............          10,082            38,582
                       Lend Lease Corp., Ltd. (Finance)............................          19,919           178,988
                       M.I.M. Holdings Ltd. (Materials)............................          51,818            26,705
                       Mayne Nickless Ltd. (Industrial & Commercial)...............          13,948            43,228
                       National Australia Bank Ltd. (Finance)......................          52,928           855,444
                       News Corp., Ltd. (Information & Entertainment)..............          67,614           656,498
                       Normandy Mining Ltd. (Materials)............................         113,843            59,294
                       OneSteel Ltd. (Materials)+..................................           9,077             4,728
                       Orica Ltd. (Materials)......................................          17,335            54,648
                       Pacific Dunlop Ltd. (Multi-industry)........................          19,130            14,683
                       Paperlinx Ltd. (Materials)..................................           7,798            16,673
                       QBE Insurance Group Ltd. (Finance)..........................          15,263            87,746
                       Rio Tinto Ltd. (Materials)..................................          12,461           200,922
                       Santos Ltd. (Energy)........................................          36,193           128,780
                       Southcorp Ltd. (Multi-industry).............................          22,990            63,021
                       Stockland Trust Group (Real Estate).........................          11,709            25,293
                       Suncorp-Metway Ltd. (Finance)...............................          11,381            71,163
                       TABCORP Holdings Ltd. (Information & Entertainment).........          11,966            70,563
                       Telstra Corp., Ltd. (Information Technology)................         166,069           641,883
                       Wesfarmers Ltd. (Consumer Discretionary)....................           6,924            69,203
                       Westfield Trust (Real Estate)...............................          50,447            92,376
                       Westfield Trust (Real Estate)+..............................           1,724             3,100
                       Westpac Banking Corp., Ltd. (Finance).......................          69,540           535,394
                       WMC Ltd. (Materials)........................................          69,361           279,880
                       Woolworths Ltd. (Consumer Discretionary)....................          41,599           178,781
                                                                                                         -------------
                                                                                                            6,888,574
                                                                                                         -------------
                       AUSTRIA -- 0.0%
                       Austria Tabakwerke AG (Consumer Staples)....................             755            45,689
                                                                                                         -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES             VALUE
                       -----------------------------------------------------------------------------------------------
                       BELGIUM -- 0.0%
                       Solvay SA (Materials).......................................           1,296      $     69,861
                       UCB SA (Healthcare).........................................             702            25,815
                       Union Miniere SA (Materials)................................             427            15,504
                                                                                                         -------------
                                                                                                              111,180
                                                                                                         -------------
                       BERMUDA -- 0.0%
                       Esprit Holdings Ltd. (Consumer Discretionary)...............          30,445            33,961
                                                                                                         -------------
                       DENMARK -- 0.0%
                       Carlsberg A/S, Class A (Consumer Staples)+..................             822            40,836
                       Carlsberg A/S, Class B (Consumer Staples)+..................             900            47,744
                       Danisco A/S (Consumer Staples)..............................           1,800            77,290
                       Novo Nordisk A/S, Class B (Healthcare)......................             200            39,943
                       Novozymes A/S, Class B (Healthcare)+........................             500            10,860
                                                                                                         -------------
                                                                                                              216,673
                                                                                                         -------------

                       FINLAND -- 1.5%
                       Instrumentarium Oyj (Healthcare)............................             800            17,875
                       Kemira Oyj (Materials)......................................             175               921
                       Kesko Oyj, Class B (Consumer Discretionary).................           5,500            57,862
                       Kone Oyj, Class B (Industrial & Commercial).................           1,900           119,401
                       Metso Oyj (Industrial & Commercial).........................           7,900            82,375
                       Nokia Oyj (Information Technology)..........................         130,311         4,585,878
                       Outokumpu Oyj (Materials)...................................           9,865            78,158
                       Oyj Hartwall Abp (Consumer Staples).........................           4,175            64,912
                       Pohjola Group Insurance Corp., Class A (Finance)............           1,400            62,172
                       Pohjola Group Insurance Corp., Class B (Finance)............           1,400            62,042
                       Raisio Group PLC (Consumer Staples).........................           8,700            16,361
                       Rautaruukki Oyj (Materials).................................             409             1,637
                       Sampo Insurance Co., Ltd., Class A (Finance)................           3,300           181,235
                       Sonera Oyj (Information Technology).........................          24,260           504,798
                       Stockmann AB, Class A (Consumer Discretionary)..............           1,800            21,266
                       Stockmann AB, Class B (Consumer Discretionary)..............           2,000            22,530
                       Tietoenator Oyj (Information Technology)....................           4,500           148,518
                       UPM-Kymmene Oyj (Materials).................................          18,545           581,844
                       Wartsila Oyj, Class B (Industrial & Commercial).............           2,800            48,617
                                                                                                         -------------
                                                                                                            6,658,402
                                                                                                         -------------
                       FRANCE -- 9.6%
                       Accor SA (Information & Entertainment)......................           9,599           439,684
                       Air Liquide SA (Materials)..................................           3,968           538,985
                       Alcatel (Information Technology)............................          41,754         2,478,152
                       Aventis SA (Healthcare).....................................          18,231         1,441,861
                       Axa (Finance)...............................................          15,848         2,180,713
                       BNP Paribas (Finance).......................................           8,691           804,277
                       Bouygues SA (Industrial & Commercial).......................          15,173           720,429
                       Canal Plus (Information & Entertainment)....................           6,504            21,012
                       Cap Gemini SA (Industrial & Commercial).....................           2,846           553,772
                       Carrefour SA (Consumer Discretionary).......................          31,723         1,974,355
                       Coflexip SA (Utilities).....................................           1,210           174,496
                       Compagnie de Saint-Gobain (Materials).......................           4,364           709,379
                       Dassault Systemes SA (Information Technology)...............           3,829           258,448
                       Eridania Beghin-Say SA (Consumer Staples)...................           1,952           170,736
                       Essilor International SA (Healthcare).......................             404           126,002
                       Establissements Economiques du Casino Guichard-Perrachon SA
                         (Consumer Staples)........................................           1,157           115,257

---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES             VALUE
                       -----------------------------------------------------------------------------------------------
                       FRANCE (continued)
                       France Telecom SA (Information Technology)..................          30,404      $  2,810,798
                       Gecina (Real Estate)........................................           1,710           165,251
                       Groupe Danone (Consumer Staples)............................          16,147         2,134,665
                       Imerys SA (Materials).......................................             453            50,398
                       Klepierre (Real Estate).....................................           2,500           236,707
                       L'Oreal SA (Consumer Staples)...............................          27,670         2,138,144
                       Lafarge SA (Materials)......................................           3,795           351,195
                       Lagardere Group SCA (Industrial & Commercial)...............           6,097           388,827
                       LVMH (Moet Henessy Louis Vuitton) (Consumer Staples)........          21,895         1,433,012
                       Michelin SA, Class B (Consumer Discretionary)...............           6,470           246,966
                       Pechiney SA, Class A (Industrial & Commercial)..............           3,394           161,151
                       Pernod-Ricard SA (Consumer Staples).........................           4,876           358,625
                       Pinault-Printemps-Redoute SA (Consumer Discretionary).......           5,521         1,157,025
                       PSA Peugeot Citroen SA (Consumer Discretionary).............           1,863           475,240
                       Sagem SA (Information Technology)...........................           1,270           146,614
                       Sanofi-Synthelabo SA (Healthcare)...........................          17,095           985,166
                       Schneider Electric SA (Industrial & Commercial).............           7,034           487,220
                       Simco SA (Real Estate)......................................           5,241           372,052
                       Societe BIC SA (Consumer Staples)...........................           2,918           117,631
                       Societe Eurafrance SA (Finance).............................             159           109,541
                       Societe Fonciere Lyonnaise (Real Estate)....................           6,600           181,266
                       Societe Generale (Finance)..................................          10,469           705,169
                       Societe Immobiliere de Location pour L'Industrie et le
                         Commerce (Real Estate)....................................             545            82,705
                       Sodexho Alliance SA (Industrial & Commercial)...............           1,585           308,408
                       Sophia (EX-SFI) (Real Estate)...............................           3,960           115,064
                       STMicroelectronics NV (Information Technology)..............          16,137           770,708
                       Suez Lyonnaise des Eaux SA (Multi-industry).................           6,762         1,095,403
                       Thales SA (Industrial & Commercial).........................           6,663           282,496
                       Total Fina SA, Class B (Energy).............................          53,233         7,855,247
                       Unibail (Union du Credit-Bail Immobilier) SA (Real
                         Estate)...................................................           4,745           790,749
                       Usinor SA (Materials).......................................          16,081           220,828
                       Valeo SA (Consumer Discretionary)...........................           3,716           174,191
                       Vivendi Universal SA (Industrial & Commercial)..............          37,246         2,817,427
                                                                                                         -------------
                                                                                                           42,433,447
                                                                                                         -------------
                       GERMANY -- 8.4%
                       Allianz AG (Finance)........................................          15,023         5,160,286
                       BASF AG (Materials).........................................          37,875         1,667,522
                       Bayer AG (Industrial & Commercial)..........................          43,795         2,172,801
                       Bayerische Hypo-und Vereinsbank AG (Finance)................          13,917           822,104
                       Beiersdorf AG (Healthcare)..................................           9,767           984,326
                       Continental AG (Consumer Discretionary).....................           5,382            91,945
                       DaimlerChrysler AG (Consumer Discretionary).................          40,494         1,924,580
                       Deutsche Bank AG (Finance)..................................          19,601         1,908,796
                       Deutsche Lufthansa AG (Information & Entertainment).........           8,500           197,046
                       Deutsche Telekom AG (Information Technology)................          64,855         2,173,076
                       Douglas Holding AG (Consumer Discretionary).................           4,100           154,554
                       Dresdner Bank AG (Finance)..................................          15,188           699,224
                       E. On AG (Utilities)........................................          58,759         3,249,455
                       EM TV & Merchandising AG (Information & Entertainment)......           2,400            17,317
                       Fresenius Medical Care AG (Healthcare)......................           4,650           370,748
                       Gehe AG (Healthcare)........................................           3,150           109,974
                       Heidelberg Zement AG (Materials)............................           3,871           209,026
                       IVG Holding AG (Industrial & Commercial)....................          18,946           233,713
                       Kamps AG (Consumer Staples).................................           2,550            40,478
                       Karstadt AG (Consumer Discretionary)........................           3,150           110,414
                       Linde AG (Industrial & Commercial)..........................           6,920           356,400

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                            SHARES             VALUE
                       -----------------------------------------------------------------------------------------------
                       GERMANY (continued)
                       MAN AG (Industrial & Commercial)............................           5,510      $    168,771
                       Merck KGAA (Healthcare).....................................           2,750           116,491
                       Metro AG (Consumer Discretionary)...........................          16,335           808,603
                       Muenchener Rueckversicherungs-Gesellschaft AG (Finance).....          10,398         3,387,220
                       Preussag AG (Industrial & Commercial).......................           9,120           371,045
                       RWE AG (Utilities)..........................................          37,915         1,521,381
                       SAP AG (Information Technology).............................          10,890         1,654,618
                       Schering AG (Healthcare)....................................           3,100           162,487
                       SGL Carbon AG (Materials)...................................             500            32,376
                       Siemens AG (Industrial & Commercial)........................          33,894         4,900,540
                       Thyssen Krupp AG (Industrial & Commercial)..................          33,830           633,064
                       Volkswagen AG (Consumer Discretionary)......................          12,930           663,646
                       WCM Beteiligungs-und Grandbesitz AG (Real Estate)...........           3,650            73,060
                                                                                                         -------------
                                                                                                           37,147,087
                                                                                                         -------------
                       HONG KONG -- 3.1%
                       ASM Pacific Technology Ltd. (Industrial & Commercial).......             500               936
                       Bank of East Asia Ltd. (Finance)............................         177,544           487,158
                       Cathay Pacific Airways Ltd. (Industrial & Commercial).......         274,000           426,852
                       CLP Holdings Ltd. (Utilities)...............................         158,500           737,710
                       Hang Lung Development Co., Ltd. (Real Estate)...............          59,000            58,250
                       Hang Seng Bank Ltd. (Finance)...............................         117,100         1,538,972
                       Henderson Land Development Co., Ltd. (Real Estate)..........          97,000           514,899
                       Hong Kong & China Gas Co., Ltd. (Utilities).................         388,070           557,286
                       Hutchison Whampoa Ltd. (Multi-industry).....................         310,500         4,080,707
                       Hysan Development Co., Ltd. (Real Estate)...................          49,000            86,073
                       Johnson Electric Holdings Ltd. (Industrial & Commercial)....         290,300           506,216
                       Li & Fung Ltd. (Consumer Discretionary).....................         212,000           411,811
                       New World Development Co., Ltd. (Real Estate)...............         190,918           302,318
                       Pacific Century CyberWorks Ltd. (Finance)+..................       1,045,654           606,676
                       Shangri-La Asia Ltd. (Information & Entertainment)..........          22,000            22,425
                       Sino Land Co., Ltd. (Real Estate)...........................         238,300           134,439
                       South China Morning Post Holdings Ltd. (Information &
                         Entertainment)............................................          54,000            40,850
                       Sun Hung Kai Properties Ltd. (Real Estate)..................         176,000         1,827,880
                       Swire Pacific Ltd., Class A (Multi-industry)................         113,500           836,785
                       Television Broadcasting Ltd. (Information &
                         Entertainment)............................................           6,000            34,080
                       Wharf Holdings Ltd. (Multi-industry)........................         171,742           482,248
                                                                                                         -------------
                                                                                                           13,694,571
                                                                                                         -------------
                       IRELAND -- 0.1%
                       CRH PLC (Industrial & Commercial)...........................           6,179           116,779
                       Green Property PLC (Real Estate)............................          25,200           175,959
                       Jefferson Smurfit Group PLC (Materials).....................          17,160            32,591
                       Kerry Group PLC, Class A (Consumer Staples).................           1,301            16,351
                                                                                                         -------------
                                                                                                              341,680
                                                                                                         -------------
                       ITALY -- 3.5%
                       Assicurazione Generali SpA (Finance)........................          58,288         2,159,792
                       Autogrill SpA (Consumer Staples)............................           9,570           118,231
                       Banca di Roma SpA (Finance).................................          97,398           117,337
                       Banca Intesa SpA (Finance)..................................         107,425           525,066
                       Banca Popolare di Milano SpA (Finance)......................           8,212            45,872
                       Benetton Group SpA (Consumer Discretionary).................          80,178           151,904
                       Enel SpA (Utilities)........................................         374,377         1,387,209
                       ENI SpA (Energy)............................................         492,801         3,206,996
                       Fiat SpA (Consumer Discretionary)...........................           8,840           222,211
                       Impreglio SpA (Industrial & Commercial).....................          20,034            11,284
                       Italcementi SpA (Materials).................................           4,395            41,449
                       Italgas SpA (Utilities).....................................          15,348           159,608

---------------------


                       COMMON STOCK (CONTINUED)                                            SHARES             VALUE
                       -----------------------------------------------------------------------------------------------
                       ITALY (continued)
                       La Rinascente SpA (Consumer Discretionary)..................          10,189      $     59,098
                       Mediaset SpA (Information & Entertainment)..................          55,898           736,381
                       Mediobanca SpA (Finance)....................................          14,241           159,763
                       Olivetti Spa (Information Technology).......................          84,294           227,585
                       Parmalat Finanziaria SpA (Consumer Discretionary)...........         131,728           210,939
                       Pirelli SpA (Industrial & Commercial).......................         105,202           394,710
                       Riunione Adriatica de Sicurta SpA (Finance).................          27,454           415,600
                       San Paolo-IMI SpA (Finance).................................          31,941           534,375
                       Seat Pagine Gialle SpA (Information & Entertainment)........           2,887             6,048
                       Snia SpA (Materials)........................................          24,061            50,290
                       Societa Assicuratrice Industriale SpA (Finance).............           3,250            61,302
                       Telecom Italia Mobile SpA (Information Technology)..........         318,250         2,551,063
                       Telecom Italia Mobile SpA RNC (Information Technology)......          15,390            68,488
                       Telecom Italia SpA (Information Technology).................         109,705         1,385,977
                       Telecom Italia SpA RNC (Information Technology).............           5,056            33,138
                       UniCredito Italiano SpA (Finance)...........................         100,259           523,644
                                                                                                         -------------
                                                                                                           15,565,360
                                                                                                         -------------
                       JAPAN -- 13.9%
                       77 Bank Ltd. (Finance)......................................          13,000            73,386
                       Acom Co., Ltd. (Finance)....................................           5,100           407,088
                       Advantest Corp. (Information Technology)....................           2,500           277,098
                       Ajinomoto Co., Inc. (Consumer Discretionary)................          51,000           536,796
                       Alps Electric Co., Ltd. (Utilities).........................           1,286            15,083
                       Asahi Bank Ltd. (Finance)...................................          80,000           246,767
                       Asahi Breweries Ltd. (Consumer Staples).....................          27,400           258,497
                       Asahi Glass Co., Ltd. (Materials)...........................          87,200           682,555
                       Asahi Kasei Corp. (Materials)...............................          51,000           247,145
                       Bank of Fukuoka Ltd. (Finance)..............................           5,000            24,058
                       Bank of Tokyo-Mitsubishi Ltd. (Finance).....................         130,400         1,220,137
                       Bank of Yokohama Ltd. (Finance).............................          16,000            61,726
                       Benesse Corp. (Information & Entertainment).................           3,900           150,793
                       Bridgestone Corp. (Consumer Discretionary)..................          34,400           324,537
                       Canon, Inc. (Information Technology)........................          22,200           827,839
                       Casio Computer Co., Ltd. (Information Technology)...........          18,600           145,431
                       Central Japan Railway Co. (Industrial & Commercial).........              94           546,789
                       Chugai Pharmaceutical Co., Ltd. (Healthcare)................          15,400           227,722
                       Chuo Mitsui Trust & Banking Co., Ltd. (Finance).............           4,000            10,448
                       Credit Saison Co., Ltd. (Finance)...........................             800            15,260
                       Dai Nippon Printing Co., Ltd. (Industrial & Commercial).....          36,400           498,844
                       Daiei, Inc. (Consumer Discretionary)+.......................          36,200            61,896
                       Daiichi Pharmaceutical Co., Ltd. (Healthcare)...............           3,000            73,463
                       Daikin Industries Ltd. (Industrial & Commercial)............          29,400           603,738
                       Daiwa Bank Ltd. (Finance)...................................          66,000            97,538
                       Daiwa House Industry Co., Ltd. (Consumer Discretionary).....          33,400           196,867
                       Daiwa Securities Group, Inc. (Finance)......................          76,000           776,423
                       Denso Corp. (Consumer Discretionary)........................          17,859           379,783
                       East Japan Railway Co. (Industrial & Commercial)............             229         1,174,662
                       Ebara Corp. (Industrial & Commercial).......................          20,600           213,283
                       Eisai Co., Ltd. (Healthcare)................................           5,000           126,735
                       Fanuc Ltd. (Information Technology).........................           8,600           600,747
                       Fuji Photo Film Co., Ltd. (Information & Entertainment).....          19,600           781,406
                       Fuji Software ABC, Inc. (Information Technology)............             300            19,332
                       Fujitsu Ltd. (Information Technology).......................          59,400         1,001,866
                       Furukawa Electric Co., Ltd. (Industrial & Commercial).......          23,600           496,799
                       Gunma Bank Ltd. (Finance)...................................          26,000           114,156
                       Hirose Electric Co., Ltd. (Information Technology)..........             700            66,460
                       Hitachi Ltd. (Information Technology).......................          80,800           760,201

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES             VALUE
                       -----------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............          22,000      $    843,064
                       Hoya Corp. (Information Technology).........................           1,000            79,649
                       Ito-Yokado Co., Ltd. (Consumer Discretionary)...............          14,600           727,585
                       Japan Airlines Co., Ltd. (Information & Entertainment)......          18,100            73,716
                       Japan Energy Corp. (Energy).................................           7,400            12,907
                       Japan Tobacco, Inc. (Consumer Staples)......................             148         1,044,018
                       Joyo Bank Ltd. (Finance)....................................           8,000            26,051
                       Jusco Co., Ltd. (Consumer Discretionary)....................          16,800           389,019
                       Kadokawa Shoten Publishing Co., Ltd. (Information &
                         Entertainment)............................................             200             5,843
                       Kajima Corp. (Industrial & Commercial)......................          56,800           135,674
                       Kaneka Corp. (Materials)....................................           2,000            16,205
                       Kansai Electric Power Co., Inc. (Utilities).................          49,500           784,702
                       Kao Corp. (Materials).......................................          50,800         1,274,528
                       Kawasaki Heavy Industries Ltd. (Industrial & Commercial)....          10,000            10,311
                       Kawasaki Steel Corp. (Materials)............................          34,000            35,640
                       Kinden Corp. (Utilities)....................................           2,000            11,067
                       Kinki Nippon Railway Co., Ltd. (Industrial & Commercial)....          81,500           316,518
                       Kirin Brewery Co., Ltd. (Consumer Staples)..................          84,800           816,779
                       Komatsu Ltd. (Industrial & Commercial)......................          57,800           261,226
                       Konami Co., Ltd. (Information Technology)...................             500            30,030
                       Kubota Corp. (Industrial & Commercial)......................          90,000           282,253
                       Kuraray Co., Ltd. (Industrial & Commercial).................           3,000            24,256
                       Kyocera Corp. (Information Technology)......................           5,100           554,762
                       Kyowa Hakko Kogyo Co., Ltd. (Healthcare)....................           5,400            38,278
                       Marubeni Corp. (Consumer Discretionary).....................             200               414
                       Marui Co., Ltd. (Consumer Discretionary)....................           3,000            40,856
                       Matsushita Electric Industrial Co., Ltd. (Information &
                         Entertainment)............................................          73,000         1,659,020
                       Minebea Co., Ltd. (Information Technology)..................           2,000            17,717
                       Mitsubishi Chemical Corp. (Materials).......................          71,000           181,183
                       Mitsubishi Corp. (Consumer Discretionary)...................           9,000            63,024
                       Mitsubishi Electric Corp. (Information Technology)..........         109,800           757,567
                       Mitsubishi Estate Co., Ltd. (Real Estate)...................          31,000           286,068
                       Mitsubishi Heavy Industries Ltd. (Industrial &
                         Commercial)...............................................         177,400           742,310
                       Mitsubishi Materials Corp. (Materials)......................          49,600           112,935
                       Mitsubishi Trust & Banking Corp. (Finance)..................          44,800           288,312
                       Mitsui & Co., Ltd. (Consumer Discretionary).................          10,600            64,209
                       Mitsui Fudosan Co., Ltd. (Real Estate)......................          22,000           197,912
                       Mitsui Marine & Fire Co., Ltd. (Finance)....................           3,000            15,853
                       Mitsukoshi Ltd. (Consumer Discretionary)....................          29,200           105,625
                       Mizuho Holdings, Inc. (Finance).............................             206         1,203,591
                       Murata Manufacturing Co., Ltd. (Information Technology).....           6,700           785,797
                       Mycal Corp. (Consumer Discretionary)........................          18,600            34,680
                       Namco Ltd. (Information & Entertainment)....................             300             5,145
                       NEC Corp. (Information Technology)..........................          38,800           791,769
                       NGK Insulators Ltd. (Industrial & Commercial)...............          29,400           398,618
                       Nichiei Co., Ltd. (Finance).................................           2,300            16,956
                       Nidec Corp. (Industrial & Commercial).......................           1,100            52,455
                       Nikon Corp. (Information & Entertainment)...................           9,000           129,063
                       Nintendo Co., Ltd. (Information & Entertainment)............           5,000           816,256
                       Nippon Express Co., Ltd. (Industrial & Commercial)..........          31,400           166,733
                       Nippon Meat Packers, Inc. (Consumer Staples)................          29,400           361,232
                       Nippon Mitsubishi Oil Corp. (Energy)........................         118,200           539,281
                       Nippon Paper Industries Co., Ltd. (Consumer
                         Discretionary)............................................           6,000            31,396
                       Nippon Steel Corp. (Materials)..............................         277,000           485,526
                       Nippon Telegraph & Telephone Corp. (Information
                         Technology)...............................................             341         2,373,244
                       Nippon Yusen Kabushiki Kaisha (Industrial & Commercial).....          82,000           313,528
                       Nissan Motor Co., Ltd. (Consumer Discretionary).............          77,600           472,728
                       Nissin Food Products Co., Ltd. (Consumer Staples)...........           1,200            27,942

---------------------


                       COMMON STOCK (CONTINUED)                                            SHARES             VALUE
                       -----------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Nitto Denko Corp. (Information Technology)..................           1,000      $     28,784
                       Nomura Securities Co., Ltd. (Finance).......................          65,000         1,206,341
                       NSK Ltd. (Industrial & Commercial)..........................           3,000            16,188
                       Obayashi Corp. (Consumer Discretionary).....................          13,000            46,690
                       Oji Paper Co., Ltd. (Materials).............................          64,800           300,100
                       Olympus Optical Co., Ltd (Information Technology)...........           2,000            31,705
                       Omron Corp. (Information Technology)........................           5,000            98,595
                       Oriental Land Co., Ltd. (Information & Entertainment).......           3,700           224,445
                       Orix Corp. (Finance)........................................           2,400           240,237
                       Osaka Gas Co., Ltd. (Utilities).............................         156,200           390,550
                       Pioneer Corp. (Industrial & Commercial).....................           7,600           214,186
                       Promise Co., Ltd. (Finance).................................           2,900           205,817
                       Rohm Co., Ltd. (Information Technology).....................           2,800           558,147
                       Sakura Bank Ltd. (Finance)..................................         130,400           811,184
                       Sankyo Co., Ltd. (Healthcare)...............................          21,600           431,499
                       Sanyo Electric Co., Ltd. (Information Technology)...........          75,000           616,059
                       Secom Co., Ltd. (Industrial & Commercial)...................          14,000           903,381
                       Sega Enterprises Ltd. (Information & Entertainment).........           1,400            20,329
                       Sekisui House Ltd. (Consumer Discretionary).................          35,400           305,075
                       Sharp Corp. (Information Technology)........................          45,800           645,375
                       Shimamura Co., Ltd. (Consumer Discretionary)................             200            11,170
                       Shimano, Inc. (Information & Entertainment).................           7,500           144,348
                       Shimizu Corp. (Consumer Discretionary)......................          44,000           113,795
                       Shin-Etsu Chemical Co., Ltd. (Materials)....................           8,000           304,507
                       Shionogi & Co., Ltd. (Healthcare)...........................           5,000            87,211
                       Shiseido Co., Ltd. (Consumer Discretionary).................          13,600           143,146
                       Shizuoka Bank Ltd. (Finance)................................          20,000           171,843
                       Showa Shell Sekiyu K.K. (Energy)............................           8,000            35,812
                       SMC Corp. (Industrial & Commercial).........................           2,500           321,132
                       Softbank Corp. (Finance)....................................           7,300           435,924
                       Sony Corp. (Information & Entertainment)....................          23,800         1,727,972
                       Sumitomo Bank Ltd. (Finance)................................          86,000           885,234
                       Sumitomo Chemical Co., Ltd. (Materials).....................          76,400           389,270
                       Sumitomo Corp. (Consumer Discretionary).....................           6,400            42,287
                       Sumitomo Electric Industries Ltd. (Industrial &
                         Commercial)...............................................          45,200           679,641
                       Sumitomo Forestry Co., Ltd. (Materials).....................          17,800           105,376
                       Sumitomo Marine & Fire Insurance Co., Ltd. (Finance)........           3,000            17,760
                       Sumitomo Metal Industries Ltd. (Materials)..................          59,800            32,370
                       Sumitomo Metal Mining Co., Ltd. (Materials).................          26,400           109,107
                       Taisei Corp. (Consumer Discretionary).......................          60,800           115,974
                       Taisho Pharmaceutical Co., Ltd. (Healthcare)................          17,600           406,788
                       Taiyo Yuden Co., Ltd. (Information Technology)..............           4,000           134,038
                       Takara Shuzo Co., Ltd. (Consumer Staples)...................           2,000            34,369
                       Takeda Chemical Industries Ltd. (Healthcare)................          45,200         2,400,103
                       Takefuji Corp. (Finance)....................................           5,200           380,221
                       Teijin Ltd. (Materials).....................................          44,800           204,013
                       Terumo Corp. (Healthcare)...................................          12,000           242,299
                       Tobu Railway Co., Ltd. (Industrial & Commercial)............          38,200           111,595
                       Tohoku Electric Power Co., Inc. (Utilities).................          27,900           359,582
                       Tokai Bank Ltd. (Finance)...................................          66,000           292,048
                       Tokio Marine & Fire Insurance Co., Ltd. (Finance)...........          33,000           336,847
                       Tokyo Broadcasting System, Inc. (Information &
                         Entertainment)............................................           3,000            89,187
                       Tokyo Electric Power Co., Inc. (Utilities)..................          67,900         1,487,692
                       Tokyo Electron Ltd. (Information Technology)................           4,400           309,249
                       Tokyo Gas Co., Ltd. (Utilities).............................         144,400           379,657
                       Tokyu Corp. (Industrial & Commercial).......................          46,000           200,782
                       Toppan Printing Co., Ltd. (Industrial & Commercial).........          38,200           308,528
                       Toray Industries, Inc. (Materials)..........................          48,100           173,166

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                            SHARES             VALUE
                       -----------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Toshiba Corp. (Industrial & Commercial).....................          77,000      $    511,415
                       Tostem Corp. (Industrial & Commercial)......................           2,000            24,488
                       Toto Ltd. (Materials).......................................          29,200           193,688
                       Toyo Seikan Kaisha Ltd. (Industrial & Commercial)...........           2,000            32,135
                       Toyota Motor Corp. (Consumer Discretionary).................          95,200         3,247,360
                       Ube Industries Ltd. (Materials).............................          54,800           116,771
                       Uni-Charm Corp. (Consumer Staples)..........................             500            21,910
                       World Co., Ltd. (Consumer Discretionary)....................             300            11,806
                       Yamanouchi Pharmaceutical Co., Ltd. (Healthcare)............           8,000           294,196
                       Yamato Transport Co., Ltd. (Information & Entertainment)....           2,000            38,235
                       Yokogawa Electric Corp. (Information Technology)............           8,000            65,988
                                                                                                         -------------
                                                                                                           61,253,102
                                                                                                         -------------
                       NETHERLANDS -- 5.6%
                       ABN AMRO Holding NV (Finance)...............................          41,527         1,074,793
                       Aegon NV (Finance)..........................................          50,619         1,887,879
                       Akzo Nobel NV (Materials)...................................          10,025           484,864
                       ASM Lithography Holding NV (Information Technology)+........           4,100           117,147
                       Buhrmann NV (Materials).....................................           3,314            90,863
                       Elsevier NV (Information & Entertainment)...................          24,949           348,413
                       Getronics NV (Information Technology).......................          10,293            69,475
                       Hagemeyer NV (Consumer Discretionary).......................           3,880            91,932
                       Heineken NV (Consumer Staples)..............................          32,850         1,871,701
                       ING Groep NV (Finance)......................................          40,287         3,081,591
                       Koninklijke Ahold NV (Consumer Discretionary)...............          26,280           810,826
                       Koninklijke KPN NV (Information Technology).................          16,513           274,419
                       Koninklijke Philips Electronics NV (Industrial &
                         Commercial)...............................................          54,331         2,092,078
                       Oce NV (Information Technology).............................             808            13,804
                       Rodamco Continental Europe NV (Real Estate).................           4,640           192,665
                       Royal Dutch Petroleum Co. NV (Energy).......................         132,004         7,937,834
                       TNT Post Group NV (Industrial & Commercial).................          21,107           542,160
                       Unilever NV (Consumer Staples)..............................          56,106         3,168,033
                       Vedior NV (Industrial & Commercial).........................           2,730            35,202
                       VIB NV (Real Estate)........................................           6,000           156,687
                       Wolters Kluwer NV (Information & Entertainment).............          11,849           287,037
                                                                                                         -------------
                                                                                                           24,629,403
                                                                                                         -------------
                       NEW ZEALAND -- 0.0%
                       Carter Holt Harvey Ltd. (Materials).........................          46,988            32,874
                                                                                                         -------------
                       NORWAY -- 0.0%
                       Elkem ASA (Materials).......................................           1,800            32,620
                       Norske Skogindustrier ASA (Materials).......................           1,100            43,607
                       Orkla ASA (Consumer Staples)................................           6,700           128,249
                                                                                                         -------------
                                                                                                              204,476
                                                                                                         -------------
                       PORTUGAL -- 0.1%
                       Electricidade de Portugal SA (Information Technology).......          39,420           125,147
                       Portugal Telecom SA (Information Technology)................          19,519           215,522
                                                                                                         -------------
                                                                                                              340,669
                                                                                                         -------------
                       SINGAPORE -- 1.4%
                       Capitaland Ltd. (Real Estate)+..............................         119,750           192,303
                       Chartered Semiconductor Manufacturing Ltd. (Information
                         Technology)+..............................................           7,000            24,289
                       City Developments Ltd. (Real Estate)........................          62,000           275,579
                       Creative Technology Ltd. (Information Technology)...........           1,050            14,453
                       Cycle & Carriage Ltd. (Consumer Discretionary)..............          26,000            49,507
                       DBS Group Holdings Ltd. (Finance)...........................         112,344         1,262,871

---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES             VALUE
                       -----------------------------------------------------------------------------------------------
                       SINGAPORE (continued)
                       First Capital Corp., Ltd. (Real Estate).....................          27,000      $     20,905
                       Fraser & Neave Ltd. (Consumer Staples)......................          30,000           120,441
                       Hotel Properties Ltd. (Real Estate).........................          78,000            66,655
                       Keppel Corp., Ltd. (Multi-industry).........................          75,000           136,786
                       Neptune Orient Lines Ltd. (Industrial & Commercial)+........          60,000            47,488
                       Oversea-Chinese Banking Corp., Ltd. (Finance)...............         107,260           787,410
                       Parkway Holdings Ltd. (Real Estate).........................          40,000            61,253
                       Sembcorp Industries Ltd. (Industrial & Commercial)..........         168,331           190,188
                       Singapore Airlines Ltd. (Information & Entertainment).......         110,000           984,171
                       Singapore Press Holdings Ltd. (Information &
                         Entertainment)............................................          33,918           447,416
                       Singapore Technologies Engineering Ltd. (Industrial &
                         Commercial)...............................................         277,000           433,706
                       Singapore Telecommunications Ltd. (Information
                         Technology)...............................................         184,300           295,962
                       United Industrial Corp., Ltd. (Multi-industry)..............         144,000            71,851
                       United Overseas Bank Ltd. (Finance).........................          87,152           689,778
                       United Overseas Land Ltd. (Consumer Discretionary)..........          57,000            51,325
                       Venture Manufacturing Ltd. (Information Technology).........           6,000            57,467
                                                                                                         -------------
                                                                                                            6,281,804
                                                                                                         -------------
                       SPAIN -- 3.2%
                       Acerinox SA (Materials).....................................           3,382           111,179
                       ACS, Actividades de Construccion y Servicios SA (Industrial
                         & Commercial).............................................           3,857            97,636
                       Altadis SA (Consumer Staples)...............................          23,440           326,903
                       Autopistas, Concesionaria Espanola SA (Industrial &
                         Commercial)...............................................          18,464           171,728
                       Azucarera Ebro Agricolas SA (Consumer Staples)..............           5,231            63,895
                       Banco Bilbao Vizcaya Argentaria SA (Finance)................         153,479         2,457,690
                       Banco Santander Central Hispano SA (Finance)................         145,004         1,592,985
                       Corporacion Mapfre SA (Finance).............................           5,133           117,081
                       Endesa SA (Utilities).......................................          82,630         1,470,104
                       Fomento de Construccciones y Contratas SA (Industrial &
                         Commercial)...............................................          10,372           211,956
                       Gas Natural SDG SA (Utilities)..............................          37,263           684,817
                       Grupo Dragados SA (Industrial & Commercial).................          12,438           145,210
                       Grupo Empresarial Ence SA (Materials).......................              63               996
                       Iberdrola SA (Utilities)....................................          74,498         1,016,089
                       Inmobiliaria Colonial SA (Real Estate)......................          20,582           283,212
                       Metrovacesa SA (Real Estate)................................          22,409           352,581
                       Repsol SA (Energy)..........................................          75,754         1,304,749
                       Sociedad General de Aguas de Barcelona SA (Utilities).......          12,063           170,706
                       Sol Melia SA (Information & Entertainment)..................           6,777            67,132
                       Telefonica SA (Information Technology)......................         124,648         2,387,092
                       TelePizza SA (Information & Entertainment)+.................          15,230            46,649
                       Union Electrica Fenosa SA (Utilities).......................          24,748           495,368
                       Vallehermoso SA (Real Estate)...............................          72,338           494,325
                       Zardoya Otis SA (Industrial & Commercial)...................           3,556            33,239
                                                                                                         -------------
                                                                                                           14,103,322
                                                                                                         -------------
                       SWEDEN -- 2.7%
                       AssiDoman AB (Materials)....................................           2,499            47,275
                       Atlas Copco AB, Class A (Industrial & Commercial)...........           8,550           209,369
                       Atlas Copco AB, Class B (Industrial & Commercial)...........           4,800           113,001
                       Castellum AB (Real Estate)..................................          33,230           363,208
                       Drott AB, Class B (Real Estate).............................          35,420           442,983
                       Electrolux AB, Class B (Consumer Discretionary).............          20,900           309,711
                       Hennes & Mauritz AB, Class B (Consumer Discretionary).......          52,600         1,124,971
                       JM AB, Class B (Real Estate)................................          12,200           264,130
                       NetCom AB, Class B (Information Technology)+................           1,600            75,334
                       Nordea AB (Finance).........................................          36,363           289,451
                       OM Gruppen AB (Finance).....................................           4,800           121,577
                       Sandvik AB (Industrial & Commercial)........................          18,800           481,114

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES             VALUE
                       -----------------------------------------------------------------------------------------------
                       SWEDEN (continued)
                       Securitas AB, Class B (Industrial & Commercial).............          26,844      $    473,967
                       Skandia Forsakrings AB (Finance)............................          69,800         1,236,080
                       Skandinaviska Enskilda Bank, Class A (Finance)..............          19,800           247,630
                       Skanska AB, Class B (Industrial & Commercial)...............           8,600           370,573
                       SKF AB, Class B (Materials).................................           5,900           102,002
                       SSAB Svenskt Stal AB, Class A (Materials)...................           4,000            39,306
                       Svenska Cellulosa AB, Class B (Materials)...................          19,127           436,212
                       Svenska Handelsbanken AB, Series A (Finance)................          21,400           355,355
                       Swedish Match Co. (Consumer Staples)........................          14,300            58,462
                       Telefonaktiebolaget LM Ericsson AB (Information
                         Technology)...............................................         337,800         4,082,712
                       Telia AB (Information Technology)+..........................          25,702           151,268
                       Trelleborg AB, Class B (Multi-industry).....................           9,700            75,439
                       Volvo AB, Class A (Consumer Discretionary)..................           2,900            52,727
                       Volvo AB, Class B (Consumer Discretionary)..................          11,000           206,358
                       Wihlborgs Fastigheter AB (Real Estate)......................          50,500            72,711
                       WM-Data AB (Information Technology).........................          24,000           136,206
                                                                                                         -------------
                                                                                                           11,939,132
                                                                                                         -------------
                       SWITZERLAND -- 7.5%
                       ABB Ltd. (Industrial & Commercial)..........................          13,055         1,295,880
                       Adecco SA (Industrial & Commercial).........................           1,100           736,861
                       Credit Suisse Group (Finance)...............................           7,690         1,629,694
                       Georg Fisher AG (Industrial & Commercial)...................             151            42,529
                       Givaudan AG (Consumer Staples)+.............................             512           139,685
                       Holderbank Financiere Glarus AG (Materials).................             195            65,313
                       Holderbank Financiere Glarus AG, Class B (Materials)........             182           218,010
                       Lonza AG (Materials)........................................              21            12,814
                       Nestle SA (Consumer Staples)................................           4,273         9,068,513
                       Novartis AG (Healthcare)....................................           4,493         7,620,124
                       Roche Holding AG (Healthcare)...............................              85           939,239
                       Roche Holding AG Gerusscheine NPV (Healthcare)..............             477         4,383,369
                       SGS Societe Generale de Surveillance Holding SA, Series B
                         (Industrial & Commercial).................................              71            93,047
                       Sulzer AG (Multi-industry)..................................             165           112,840
                       Swatch Group AG (Consumer Discretionary)....................             230            57,286
                       Swatch Group AG, Class B (Consumer Discretionary)...........             245           294,669
                       Swiss Re (Finance)..........................................             623         1,432,206
                       Swisscom AG (Information Technology)........................           2,585           710,753
                       Syngenta AG (Materials)+....................................           3,170           191,115
                       UBS AG (Finance)............................................          11,880         2,098,045
                       Valora Holding AG (Industrial & Commercial).................             228            47,902
                       Zurich Financial Services AG (Finance)......................           3,753         2,159,786
                                                                                                         -------------
                                                                                                           33,349,680
                                                                                                         -------------
                       THAILAND -- 0.0%
                       Advance Agro PCL alien shares (Materials)+..................             660               206
                       CMIC Finance & Security PCL alien shares (Finance)+(1)......           6,700                 0
                       Finance One PCL alien shares (Finance)+(1)..................          37,700                 0
                       General Finance & Securities PCL alien shares
                         (Finance)+(1).............................................           7,650                 0
                       Univest Land PCL alien shares (Real Estate)+(1).............          22,500                 0
                                                                                                         -------------
                                                                                                                  206
                                                                                                         -------------
                       UNITED KINGDOM -- 19.6%
                       3i Group PLC (Finance)......................................          38,835           820,740
                       Abbey National PLC (Finance)................................          50,999           869,854
                       Amvescap PLC (Finance)......................................          36,903           825,215
                       ARM Holdings PLC (Information Technology)+..................          37,324           289,120
                       AstraZeneca Group PLC (Healthcare)..........................          51,382         2,231,894

---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES             VALUE
                       -----------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       BAA PLC (Industrial & Commercial)...........................          58,404      $    501,919
                       BAE Systems PLC (Industrial & Commercial)...................         152,352           659,104
                       Barclays PLC (Finance)......................................          68,383         2,183,802
                       Bass PLC (Consumer Staples).................................          60,027           651,414
                       BG Group PLC (Energy).......................................         198,874           761,541
                       Blue Circle Industries PLC (Materials)......................          10,362            74,171
                       BOC Group PLC (Materials)...................................          40,723           595,187
                       Boots Co. PLC (Consumer Discretionary)......................          41,036           362,256
                       BP Amoco PLC (Energy).......................................       1,487,386        12,793,339
                       British Airways PLC (Information & Entertainment)...........          79,895           540,648
                       British American Tobacco PLC (Consumer Staples).............         170,105         1,225,682
                       British Land Co. PLC (Real Estate)..........................         108,250           789,482
                       British Sky Broadcasting Group PLC (Information &
                         Entertainment)+...........................................          87,086         1,501,911
                       British Telecommunications PLC (Information Technology).....         414,736         4,315,842
                       Bunzl PLC (Materials).......................................           5,580            36,536
                       Burford Holdings PLC (Real Estate)..........................          82,400           145,722
                       Cadbury Schweppes PLC (Consumer Staples)....................         147,180           942,186
                       Canary Wharf Group PLC (Real Estate)+.......................          17,296           127,406
                       Capita Group PLC (Industrial & Commercial)..................          48,948           351,261
                       Carlton Communications PLC (Information & Entertainment)....          36,590           279,423
                       Centrica PLC (Utilities)....................................         189,145           691,112
                       CGNU PLC (Finance)..........................................         113,668         1,664,638
                       Chelsfield PLC (Real Estate)................................          56,053           294,927
                       Corus Group PLC (Materials).................................          49,070            53,609
                       Diageo PLC (Consumer Staples)...............................         260,074         2,499,231
                       Dixons Group PLC (Information Technology)...................          91,494           359,715
                       EMI Group PLC (Information & Entertainment).................          39,766           290,309
                       GKN PLC (Consumer Discretionary)............................          74,587           905,895
                       Glaxosmithkline PLC (Healthcare)+...........................         179,811         4,717,311
                       Granada Compass PLC (Information & Entertainment)...........         125,459         1,268,883
                       Grantchester Holdings PLC (Real Estate).....................          61,495           198,630
                       Great Portland Estates PLC (Real Estate)....................          50,484           210,656
                       Great Universal Stores PLC (Consumer Discretionary).........          58,942           439,348
                       Halifax Group PLC (Finance).................................          83,482           802,846
                       Hammerson PLC (Real Estate).................................          41,310           297,355
                       Hanson PLC (Multi-industry).................................          12,303            80,017
                       Hays PLC (Industrial & Commercial)..........................          93,322           504,661
                       Hilton Group PLC (Information & Entertainment)..............         113,770           396,579
                       HSBC Holdings PLC (Finance).................................         333,912         5,192,630
                       Imperial Chemical Industries PLC (Materials)................          83,130           617,213
                       International Power PLC (Utilities)+........................          40,052           153,370
                       Invensys PLC (Industrial & Commercial)......................         224,464           603,640
                       Johnson Matthey PLC (Multi-industry)........................           2,503            35,668
                       Kingfisher PLC (Consumer Discretionary).....................          70,430           468,363
                       Land Securities PLC (Real Estate)...........................          66,618           891,869
                       Lattice Group PLC+ (Utilities)+.............................         198,874           381,497
                       Legal & General Group PLC (Finance).........................         282,662           693,017
                       Lloyds TSB Group PLC (Finance)..............................         188,665         1,930,204
                       Logica PLC (Information Technology).........................          18,452           514,559
                       Marconi PLC (Information Technology)........................         120,703         1,226,074
                       Marks & Spencer PLC (Consumer Discretionary)................         151,515           483,861
                       Misys PLC (Information Technology)..........................          33,677           317,473
                       National Grid Group PLC (Utilities).........................          74,867           682,793
                       Nycomed Amersham PLC (Healthcare)...........................          35,100           302,159
                       P&O Princess Cruises PLC (Information & Entertainment)+.....          31,736           161,184
                       Pearson PLC (Information & Entertainment)...................          27,718           659,928
                       Peninsular & Oriental Steam Navigation Co. (Industrial &
                         Commercial)...............................................          31,736           138,571
                       Prudential PLC (Finance)....................................          92,410         1,392,488

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES             VALUE
                       -----------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       Psion PLC (Information Technology)..........................           6,572      $     21,420
                       Railtrack Group PLC (Industrial & Commercial)...............          24,315           348,268
                       Reed International PLC (Information & Entertainment)........          51,295           498,927
                       Rentokil Initial PLC (Industrial & Commercial)..............         102,823           311,833
                       Reuters Group PLC (Information & Entertainment).............          71,950         1,162,002
                       Rexam PLC (Materials).......................................           5,983            23,435
                       Rio Tinto PLC (Materials)...................................          73,881         1,287,131
                       RMC Group PLC (Materials)...................................           3,793            37,143
                       Royal Bank of Scotland Group PLC (Finance)..................          87,782         2,087,405
                       Sage Group PLC (Information Technology).....................          61,880           344,353
                       Sainsbury (J) PLC (Consumer Discretionary)..................          96,017           506,605
                       Schroders PLC (Finance).....................................          13,937           274,990
                       Scottish Power PLC (Utilities)..............................          93,283           612,157
                       Sema PLC (Information Technology)...........................          20,996           115,305
                       Slough Estates PLC (Real Estate)............................          62,350           390,938
                       Smith & Nephew PLC (Healthcare).............................          23,211           104,486
                       Tate & Lyle PLC (Consumer Staples)..........................          15,942            59,648
                       Tesco PLC (Consumer Discretionary)..........................         352,017         1,239,922
                       Unilever PLC (Consumer Staples).............................         218,987         1,651,512
                       United Utilities PLC (Utilities)............................          38,253           318,680
                       Vodafone Group PLC (Information Technology).................       2,311,506         8,175,685
                       WPP Group PLC (Industrial & Commercial).....................          42,981           554,063
                                                                                                         -------------
                                                                                                           86,523,846
                                                                                                         -------------
                       TOTAL COMMON STOCK (cost $362,037,650)......................                       361,795,138
                                                                                                         -------------

                       PREFERRED STOCK -- 0.5%
                       -----------------------------------------------------------------------------------------------
                       AUSTRALIA -- 0.1%
                       News Corp., Ltd. (Information & Entertainment)..............          60,050           518,495
                                                                                                         -------------
                       GERMANY -- 0.4%
                       Dyckerhoff AG (Materials)...................................           1,150            21,852
                       RWE AG (Utilities)..........................................           1,050            31,281
                       SAP AG non-voting (Information Technology)..................           7,731         1,511,488
                       Volkswagen AG (Consumer Discretionary)......................           1,580            45,674
                                                                                                         -------------
                                                                                                            1,610,295
                                                                                                         -------------
                       ITALY -- 0.0%
                       Fiat SpA (Consumer Discretionary)...........................           1,701            28,600
                                                                                                         -------------
                       TOTAL PREFERRED STOCK (cost $1,964,367).....................                         2,157,390
                                                                                                         -------------
                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                      (DENOMINATED IN
                       BONDS & NOTES -- 0.0%                                           LOCAL CURRENCY)
                       -----------------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
                       Sodexho Alliance SA 6.00% 2004 (Real Estate) (cost
                         $5,801)...................................................     FRF  30,000             4,381
                                                                                                         -------------

---------------------

                       WARRANTS -- 0.0%+                                                 WARRANTS            VALUE
                       -----------------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
                       Simco SA 10/31/03 (Real Estate) (cost $1,689)...............           1,117      $      5,678
                                                                                                         -------------
                       TOTAL INVESTMENT SECURITIES (cost $364,009,507).............                       363,962,587
                                                                                                         -------------
                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                      (DENOMINATED IN
                       SHORT-TERM SECURITIES -- 27.7%                                  LOCAL CURRENCY)
                       -----------------------------------------------------------------------------------------------
                       FOREIGN SHORT-TERM NOTES -- 0.0%
                       Establissements Economiques du Casino Guichard-Perrachon SA
                         4.50% due 7/12/01.........................................          43,400            13,518
                                                                                                  FRF
                                                                                                         -------------
                       TIME DEPOSIT -- 27.7%
                       Euro Time Deposit with State Street Bank & Trust Co. 4.88%
                         due 2/01/01@..............................................     122,276,000       122,276,000
                                                                                                         -------------
                       TOTAL SHORT-TERM SECURITIES (cost $122,284,643).............                       122,289,518
                                                                                                         -------------

                       TOTAL INVESTMENTS -- (cost $486,294,150)     110.0%                                486,252,105
                       Liabilities in excess of other assets --     (10.0)                                (44,243,174)
                                                                    ------                              -------------
                       NET ASSETS --                                100.0%                              $ 442,008,931
                                                                    ======                              =============

                      -----------------------------
                       +  Non-income producing securities
                      (1) Fair valued security; See Note 2
                       @  The security or a portion thereof represents
                      collateral for the following open futures contracts:
                      OPEN FUTURES CONTRACTS
                      ---------------------------------------------------------

                                                                                                          UNREALIZED
                       NUMBER OF                          EXPIRATION     VALUE AT       VALUE AS OF      APPRECIATION/
                       CONTRACTS       DESCRIPTION           DATE       TRADE DATE    JANUARY 31, 2001   DEPRECIATION
                       -----------------------------------------------------------------------------------------------
                       23 Long     Ibex 35 Index         February 2001  $ 2,143,655     $ 2,163,812        $ 20,157
                       77 Long     CAC 40 10 Euro        March 2001       4,261,919       4,318,799          56,880
                       41 Long     Milan MIB 30 Index    March 2001       8,600,023       8,606,128           6,105
                       120 Long    FTSE 100 Index        March 2001      10,881,597      11,030,136         148,539
                       102 Long    Tokyo Price Index     March 2001      11,412,489      11,408,104          (4,385)
                                                                                                           --------
                                   Net Unrealized Appreciation........................................     $227,296
                                                                                                           ========

                                                           ---------------------

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                            CONTRACT                 IN           DELIVERY  GROSS UNREALIZED
                           TO DELIVER           EXCHANGE FOR        DATE      APPRECIATION
                       ---------------------------------------------------------------------
                       EUR*         21,281   USD         20,000   03/16/01    $       170
                       EUR*        321,578   USD        300,000   03/16/01            343
                       GBP*        131,930   USD        195,634   03/16/01          2,873
                       JPY*     79,912,393   USD        734,523   03/16/01         43,755
                       JPY*    759,900,000   USD      6,569,495   03/16/01            873
                       JPY     979,772,800   USD      8,920,000   03/02/01        466,394
                       JPY   1,207,244,220   USD     10,668,000   03/02/01        251,741
                       JPY*  1,650,000,000   USD     15,032,799   03/16/01        770,099
                       JPY*  1,916,135,419   USD     17,228,335   03/16/01        665,145
                       USD*         34,424   EUR         36,953   03/16/01             11
                       USD*         67,374   EUR         75,684   03/16/01          3,151
                       USD*        193,146   GBP        132,838   03/16/01            941
                       USD*      8,563,538   GBP      5,950,000   03/16/01        129,921
                       USD*      8,588,569   EUR      9,597,239   03/16/01        354,461
                       USD*      9,255,569   EUR     10,413,557   03/16/01        448,134
                                                                              ------------
                                                                                3,138,012
                                                                              ------------
                                                                            GROSS UNREALIZED
                                                                              DEPRECIATION
                       ---------------------------------------------------------------------
                       EUR*         40,014   USD         35,000   03/16/01         (2,286)
                       EUR*        285,000   USD        254,727   03/16/01        (10,845)
                       EUR*        604,094   USD        540,000   03/16/01        (22,916)
                       EUR*      8,444,800   USD      7,391,733   03/16/01       (477,415)
                       EUR*     11,945,830   USD     10,670,911   03/16/01       (460,615)
                       GBP*         69,832   USD        100,000   03/16/01         (2,031)
                       GBP*        315,451   USD        455,000   03/16/01         (5,901)
                       GBP*      7,900,160   USD     11,252,988   03/16/01       (289,821)
                       USD*        862,756   JPY     94,264,721   03/16/01        (47,926)
                       USD*      1,442,064   EUR      1,517,883   03/16/01        (27,650)
                       USD*      4,282,059   GBP      2,908,454   03/16/01        (32,559)
                       USD*      5,403,597   JPY    586,830,665   03/16/01       (330,998)
                       USD*     10,175,000   GBP      6,830,922   03/16/01       (194,439)
                       USD*     15,078,841   EUR     16,140,913   03/16/01        (38,195)
                       USD*     21,011,612   JPY  2,279,759,904   03/16/01     (1,305,230)
                                                                              ------------
                                                                               (3,248,827)
                                                                              ------------
                                Net Unrealized Depreciation...............    $  (110,815)
                                                                              ============

             ----------------------------

              * Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

              EUR     --      Euro
              GBP     --      Pound Sterling
              JPY     --      Japanese Yen
              USD     --      United States Dollar

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EMERGING MARKETS PORTFOLIO
                                        INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 90.6%                                              SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       ARGENTINA -- 0.6%
                       TV Azteca SA de CV ADR (Information & Entertainment)........        53,400    $   563,370
                                                                                                     ------------
                       BRAZIL -- 9.9%
                       Aracruz Celulose SA ADR (Materials).........................         5,008         73,367
                       Brasil Telecom Participacoes SA ADR (Information
                         Technology)...............................................         7,700        489,720
                       Centrais Geradoras do Sul do Brasil SA (Utilities)+.........    67,367,496        113,134
                       Cia Paranaense de Energia (Utilities).......................        26,400        264,000
                       Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR
                         (Consumer Discretionary)..................................        14,500        517,650
                       Companhia de Bebidas das Americas ADR (Consumer Staples)....        51,000      1,463,700
                       Companhia Vale do Rio Doce ADR (Materials)..................        47,715      1,275,675
                       Embratel Participacoes SA (Information Technology)..........    11,900,000        161,202
                       Embratel Participacoes SA ADR (Information Technology)......        34,400        574,136
                       Petroleo Brasileiro SA ADR (Energy).........................        32,465        901,011
                       Petroleo Brasileiro SA ADR (Energy)+........................        30,900        873,852
                       Tele Celular Sul Partcipacoes SA (Information
                         Technology)+..............................................    97,000,000        206,697
                       Tele Celular Sul Participacoes SA ADR (Information
                         Technology)...............................................        22,250        594,297
                       Telemig Celular Participacoes (Information Technology)......         3,600        234,900
                       Tele Norte Leste Participacoes SA ADR (Information
                         Technology)...............................................        34,500        853,875
                       Telesp Celular Participacoes SA ADR (Information
                         Technology)...............................................        16,844        453,946
                       Uniao de Bancos Brasileiros SA GDR (Finance)................         8,500        258,400
                       Votorantim Celulose e Papel SA ADR (Materials)..............        17,900        282,387
                                                                                                     ------------
                                                                                                       9,591,949
                                                                                                     ------------
                       CANADA -- 0.1%
                       Global Light Telecommunications, Inc. (Information
                         Technology)+..............................................        12,700         86,360
                                                                                                     ------------
                       CHILE -- 0.6%
                       Compania de Telecomunicaciones de Chile SA ADR
                         (Utilities)...............................................        17,600        279,488
                       Enersis SA ADR (Utilities)..................................        12,800        254,720
                                                                                                     ------------
                                                                                                         534,208
                                                                                                     ------------
                       CHINA -- 1.0%
                       Beijing Datang Power Generation Co., Ltd. (Utilities).......     1,136,000        298,595
                       China Eastern Airlines Corp., Ltd. (Information &
                         Entertainment)+...........................................     1,604,000        246,795
                       PetroChina Co., Ltd. (Energy)+..............................     1,526,000        262,186
                       Shanghai Industrial Holdings Ltd. (Industrial &
                         Commercial)...............................................        91,000        180,268
                                                                                                     ------------
                                                                                                         987,844
                                                                                                     ------------
                       EGYPT -- 0.5%
                       Al Ahram Beverages Co. SAE GDR (Consumer Staples)+..........         3,500         44,800
                       Al Ahram Beverages Co. SAE (Consumer Staples)+..............        19,950        270,640
                       Al Ahram Beverages Co. SAE GDR (Consumer Staples)+*.........        15,150        208,423
                                                                                                     ------------
                                                                                                         523,863
                                                                                                     ------------
                       GREECE -- 0.6%
                       Cosmote SA (Information Technology).........................        71,800        612,307
                                                                                                     ------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       HONG KONG -- 6.0%
                       China Everbright Ltd. (Finance).............................       472,000    $   481,126
                       China Merchants Holdings International Co. Ltd. (Industrial
                         & Commercial).............................................       278,000        190,699
                       China Mobile (Hong Kong) Ltd. (Information Technology)+.....       542,000      3,460,817
                       China Resources Beijing Land Ltd. (Real Estate).............     1,464,000        307,847
                       Citic Pacific Ltd. (Industrial & Commercial)................       117,000        457,547
                       Hong Kong Exchanges & Clearing Ltd. (Finance)+..............       130,000        316,699
                       Legend Holdings Ltd. (Information Technology)...............       452,000        411,478
                       Yanzhou Coal Mining Ltd. (Energy)...........................       780,000        205,021
                                                                                                     ------------
                                                                                                       5,831,234
                                                                                                     ------------
                       HUNGARY -- 1.1%
                       Cosco Pacific Ltd. (Industrial & Commercial)................       338,000        249,192
                       OTP Bank Ltd. ADR (Finance).................................         5,400        306,402
                       OTP Bank Ltd. GDR (Finance).................................         3,000        168,000
                       Richter Gedeon Veg (Finance)................................         6,781        379,124
                                                                                                     ------------
                                                                                                       1,102,718
                                                                                                     ------------
                       INDIA -- 6.2%
                       BSES Ltd. (Utilities).......................................        50,100        228,846
                       Cipla Ltd. (Healthcare).....................................         2,000         48,450
                       HCL Technologies Ltd. (Information Technology)..............        16,200        226,412
                       Hindustan Lever Ltd. (Consumer Staples)+....................       112,400        501,427
                       Housing Developmental Finance Corp., Ltd. (Finance).........        39,900        477,269
                       Hughes Software Systems Ltd. (Information Technology).......           200          4,267
                       ICICI Bank Ltd. ADR (Finance)+..............................        43,600        361,880
                       ICICI Ltd. ADR (Finance)+...................................        20,200        244,016
                       Infosys Technologies Ltd. (Information Technology)..........         5,700        833,885
                       ITC Ltd. (Consumer Staples).................................        20,100        394,309
                       NIIT Ltd. (Information Technology)..........................         6,600        216,758
                       Reliance Industries Ltd. (Materials)........................        88,900        736,170
                       Satyam Computer Services Ltd. (Information Technology)+.....        55,200        494,706
                       Silverline Technologies Ltd. ADR (Information
                         Technology)+..............................................        14,060        146,224
                       Videsh Sanchar Nigam Ltd. (Information Technology)..........        19,325        285,043
                       Wipro Ltd. (Information Technology)(1)......................         1,700        102,180
                       Wipro Ltd. (Information Technology)+*.......................        11,100        667,221
                                                                                                     ------------
                                                                                                       5,969,063
                                                                                                     ------------
                       ISRAEL -- 2.2%
                       Advanced Vision Technology Ltd. (Information &
                         Entertainment)+...........................................        17,400         94,766
                       Ceragon Networks Ltd. (Information Technology)+.............         2,300         38,956
                       ESC Medical Systems Ltd. (Healthcare)+......................        43,700        671,887
                       M-Systems Flash Disk Pioneers Ltd. (Information
                         Technology)+..............................................        22,500        296,719
                       Orbotech Ltd. (Information Technology)+.....................        16,125        801,211
                       Teva Pharmaceutical Industries Ltd. ADR (Healthcare)........         3,500        188,563
                                                                                                     ------------
                                                                                                       2,092,102
                                                                                                     ------------
                       KOREA -- 11.6%
                       BreezeCom Ltd. (Information Technology)+....................        11,100        191,475
                       H&CB (Finance)..............................................        22,982        535,698
                       Honam Petrochem (Materials).................................        29,430        193,156
                       Humax Co., Ltd. (Industrial & Commercial)...................        10,100        143,425
                       Hyundai Motor Co., Ltd. (Consumer Discretionary)............        28,200        344,368
                       Kookmin Bank (Finance)......................................        41,370        600,638
                       Kookmin Credit Card Co., Ltd. (Finance)+....................         8,000        222,753
                       Korea Electric Power Corp. (Utilities)......................        52,950      1,099,439
                       Korea Telecom Corp. ADR (Information Technology)............        20,350        730,565
                       Pohang Iron & Steel Co., Ltd. (Materials)...................         9,150        698,807

---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       KOREA (continued)
                       Pohang Iron & Steel Co., Ltd. ADR (Materials)...............        12,300    $   258,300
                       Samsung Electro-Mechanics Co. (Information Technology)+.....         6,000        230,310
                       Samsung Electronics Co. (Information Technology)............        16,516      2,890,628
                       Samsung SDI Co., Ltd. (Information Technology)..............         7,950        382,637
                       Samsung Securities Co., Ltd. (Finance)......................        12,000        332,697
                       Shinhan Bank (Finance)......................................        27,270        297,215
                       SK Corp. (Energy)...........................................        22,500        291,766
                       SK Telecom Co., Ltd. (Information Technology)...............         7,720      1,627,526
                       Telson Electronics Co., Ltd. (Information Technology).......        23,000        153,699
                                                                                                     ------------
                                                                                                      11,225,102
                                                                                                     ------------
                       MALAYSIA -- 2.4%
                       IJM Corp. Berhad (Industrial & Commercial)..................       333,000        285,679
                       Malayan Banking Berhad (Finance)............................       111,000        394,342
                       Public Bank Berhad (Finance)................................       309,000        281,353
                       Sime Darby Bhd (Multi-industry).............................       170,000        219,210
                       Telekom Malaysia Berhad (Information Technology)............       207,000        675,474
                       Tenaga Nasional Berhad (Utilities)..........................       134,000        444,316
                                                                                                     ------------
                                                                                                       2,300,374
                                                                                                     ------------
                       MEXICO -- 15.0%
                       Carso Global Telecom, Series A1 (Information Technology)+...       490,124      1,083,763
                       Cemex SA de CV ADR (Materials)..............................        35,224        752,385
                       Coca-Cola Femsa SA ADR (Consumer Staples)...................        45,300        985,275
                       Consorico ARA SA de CV (Real Estate)+.......................       360,600        439,665
                       Corporacion Moctezuma SA de CV (Materials)(1)...............       272,584        535,141
                       Fomento Economico Mexicano SA de CV (Consumer Staples)......       146,978        466,235
                       Grupo Aeroportuario del Sureste SA se CV ADR (Industrial &
                         Commercial)+..............................................        15,700        282,600
                       Grupo Carso SA de CV, Series A1 (Multi-industry)+...........       166,400        503,773
                       Grupo Elektra SA de CV ADR (Consumer Discretionary).........        47,100        492,195
                       Grupo Financiero Banamex Accival SA de CV (Finance).........     1,382,811      2,671,892
                       Grupo Iusacell SA de CV ADR (Information Technology)+.......        12,200        146,522
                       Grupo Modelo SA de CV, Series C (Consumer Staples)..........       215,500        594,529
                       Grupo Sanborns SA (Consumer Discretionary)+.................       258,300        387,530
                       Grupo Televisa SA GDR (Information & Entertainment).........        21,302      1,139,657
                       Nuevo Grupo Mexico SA, Class B (Materials)..................        64,205        207,648
                       Organizacion Soriana SA de CV, Series B (Consumer
                         Discretionary)............................................        79,900        208,047
                       Telefonos de Mexico SA de CV ADR (Utilities)................        48,300      2,621,241
                       Wal-Mart de Mexico SA de CV (Consumer Discretionary)........       240,300        565,368
                       Wal-Mart de Mexico SA de CV, Series C (Consumer
                         Discretionary)............................................       199,700        433,323
                                                                                                     ------------
                                                                                                      14,516,789
                                                                                                     ------------
                       PHILIPPINES -- 0.1%
                       Philippine Long Distance Telephone Co. ADR (Utilities)......         6,000        111,000
                                                                                                     ------------
                       POLAND -- 2.0%
                       Agora SA GDR (Information & Entertainment)+.................        11,448        204,919
                       Bank Polska Kasa Opieki Grupa Pekao SA (Finance)+...........        72,500      1,212,921
                       Orbis SA (Information & Entertainment)+.....................        42,900        263,758
                       Polski Koncern Naftowy Orlen SA GDR (Energy)*(1)............        21,031        224,506
                                                                                                     ------------
                                                                                                       1,906,104
                                                                                                     ------------
                       PORTUGAL -- 0.4%
                       Telekomunikacja Po (Information Technology).................        58,929        378,185
                                                                                                     ------------

                                                           ---------------------


                        COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       RUSSIA -- 2.3%
                       Surgutneftegaz ADR (Energy).................................       134,550    $ 1,752,514
                       Unified Energy Systems Russia (Utilities)...................        39,200        415,128
                                                                                                     ------------
                                                                                                       2,167,642
                                                                                                     ------------
                       SOUTH AFRICA -- 7.2%
                       AngloGold Ltd. (Materials)..................................         8,300        238,288
                       De Beers Centenary AG (Materials)...........................        31,810      1,046,751
                       Impala Platinum Holdings Ltd. (Materials)...................        27,900      1,407,302
                       Johnnic Holdings Ltd. (Industrial & Commercial).............        71,470        797,740
                       Liberty Life Association of Africa Ltd. (Finance)...........        81,400        735,665
                       Remgro Ltd. (Multi-industry)................................        56,600        366,525
                       Sappi Ltd. (Materials)......................................       143,300      1,088,471
                       Sasol Ltd. (Energy).........................................        50,600        371,316
                       Standard Bank Investment Corp., Ltd. (Finance)..............       219,100        882,888
                                                                                                     ------------
                                                                                                       6,934,946
                                                                                                     ------------
                       SOUTH KOREA -- 0.3%
                       Samsung Fire & Marine Insurance (Finance)+..................        10,300        299,085
                                                                                                     ------------
                       TAIWAN -- 11.5%
                       ASE Test Ltd. (Information Technology)+.....................        31,240        531,080
                       Asustek Computer, Inc. (Information Technology).............       107,721        481,761
                       Bank Sinopac (Finance)+.....................................       999,424        550,596
                       Cathay Life Insurance Co., Ltd. (Finance)...................       375,080        789,398
                       China Motor Co. (Industrial & Commercial)...................       211,000        222,690
                       Chinatrust Commercial Bank (Finance)+.......................       849,976        705,025
                       Compal Electronic (Information Technology)..................       112,000        209,718
                       Delta Electronics, Inc. (Utilities).........................       109,000        413,262
                       Far Eastern Textile Ltd. (Consumer Discretionary)...........       266,246        214,249
                       Formosa Plastics Corp. (Materials)..........................       221,000        337,895
                       Hon Hai Precision Industry Co., Ltd. (Information
                         Technology)...............................................       115,739        759,414
                       Nan Ya Plastic Corp. (Materials)............................       318,000        432,071
                       Picvue Electronic (Utilities)...............................       111,000        125,051
                       President Chain Store Corp. (Consumer Discretionary)........        92,136        255,220
                       Siliconware Precision Industries Co. (Information
                         Technology)+..............................................        52,098        202,794
                       Taishin International Bank (Finance)+.......................       470,400        283,900
                       Taiwan Cellular Corp. (Information Technology)+.............       143,000        241,210
                       Taiwan Semiconductor Manufacturing Co., Ltd. (Information
                         Technology)+..............................................       775,308      2,531,569
                       United Microelectronics Corp., Ltd. (Information
                         Technology)+..............................................       777,520      1,431,830
                       Winbond Electronics Corp. (Information Technology)..........       246,000        332,721
                                                                                                     ------------
                                                                                                      11,051,454
                                                                                                     ------------
                       THAILAND -- 2.1%
                       Advanced Information Service PCL (Information
                         Technology)+..............................................        38,300        472,328
                       BEC World PCL (Information & Entertainment).................        62,300        360,692
                       PTT Exploration & Production PCL (Energy)...................       104,000        276,583
                       Siam Commercial Bank PCL (Finance)..........................       329,700        228,904
                       TelecomAsia Corp. (Utilities)(1)............................       124,768              0
                       TelecomAsia Corp. PCL (Utilities)+..........................       499,100        323,023
                       Thai Farmers Bank PCL (Finance)+............................       485,700        348,643
                                                                                                     ------------
                                                                                                       2,010,173
                                                                                                     ------------
                       TURKEY -- 2.3%
                       Dogan Sirketler Grubu Holding AS (Industrial &
                         Commercial)+..............................................    36,320,660        295,294
                       Hurriyet Gazetecilik ve Matbaacilik AS (Information &
                         Entertainment)............................................    64,690,550        487,696
                       Turkiye Garanti Bankasi AS (Finance)+.......................    50,445,600        376,577
                       Vestel Elektronik Sanayi ve Ticaret AS (Information &
                         Entertainment)+...........................................    93,166,100        406,274

---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       TURKEY (continued)
                       Yapi Ve Kredi Bankasi AS GDR (Finance)+.....................        50,155    $   362,370
                       Yapi Ve Kredi Bankasi AS GDR (Finance)*.....................        14,592        105,427
                       Yazicilar AS (Industrial & Commercial)+.....................     3,871,800        145,946
                                                                                                     ------------
                                                                                                       2,179,584
                                                                                                     ------------
                       UNITED KINGDOM -- 1.4%
                       Old Mutual PLC (Finance)....................................       400,700      1,027,804
                       Tanjong PLC (Information & Entertainment)...................       138,000        285,079
                                                                                                     ------------
                                                                                                       1,312,883
                                                                                                     ------------
                       UNITED STATES -- 3.2%
                       Check Point Software Technologies Ltd. (Information
                         Technology)+..............................................        11,400      1,738,500
                       DSP Group, Inc. (Information Technology)+...................        21,800        618,575
                       StarMedia Network, Inc. (Information Technology)+...........       162,700        742,319
                                                                                                     ------------
                                                                                                       3,099,394
                                                                                                     ------------
                       TOTAL COMMON STOCK (cost $95,356,717).......................                   87,387,733
                                                                                                     ------------

                       PREFERRED STOCK -- 5.7%
                       ------------------------------------------------------------------------------------------
                       BRAZIL -- 5.7%
                       Banco Bradesco SA (Finance).................................    53,280,228        366,285
                       Banco Bradesco SA (Finance).................................     1,951,819          5,991
                       Banco Itau SA (Finance).....................................    17,230,000      1,630,337
                       Bradespar SA (Finance)+.....................................           190              0
                       Companhia Paulista de Forca E Luz (Utilities)...............            48              2
                       Companhia Paulista de Forca E Luz, Class A (Utilities)......            68              2
                       Eletropaulo Metropolitana -- eletricidade de Sao Paulo SA
                         (Utilities)...............................................     9,600,000        555,251
                       Embraer -- Empresa Brasileira de Aeronautica SA (Industrial
                         & Commercial).............................................       112,880      1,182,634
                       Gerdau SA (Materials).......................................    26,300,000        285,551
                       Petroleo Brasileiro SA (Utilities)..........................        40,700      1,125,600
                       Usinas Siderurgicas de Minas Gerais SA (Materials)..........        61,100        368,894
                                                                                                     ------------
                       TOTAL PREFERRED STOCK (cost $4,266,372).....................                    5,520,547
                                                                                                     ------------

                                                                                       PRINCIPAL
                       BONDS & NOTES -- 0.0%                                            AMOUNT
                       ------------------------------------------------------------------------------------------
                       MALAYSIA -- 0.0%
                       Credit Suisse First Boston -- Dr. Reddy's Labs zero coupon
                         2003(1) (cost $127,638)...................................   $     4,000          1,121
                                                                                                     ------------

                       WARRANTS -- 0.4%+                                               WARRANTS
                       ------------------------------------------------------------------------------------------
                       MALAYSIA -- 0.4%
                       Credit Suisse First Boston -- Cipla Ltd. (Finance)(1).......         8,000        193,800
                       Credit Suisse First Boston -- Ranbaxy Labs (Finance)(1).....        14,000        199,875
                                                                                                     ------------
                       TOTAL WARRANTS (cost $370,764)..............................                      393,675
                                                                                                     ------------
                       TOTAL INVESTMENT SECURITIES (cost $100,121,491).............                   93,303,076
                                                                                                     ------------

                                                           ---------------------

                                                                                       PRINCIPAL
                       REPURCHASE AGREEMENT -- 2.3%                                     AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 2.3%
                       Agreement with J.P. Morgan Chase & Co., Inc., bearing
                         interest at 5.67%, dated 1/31/01 to be repurchased 2/01/01 in the amount of $2,199,346 and collateralized by
                         $1,655,000 U.S. Treasury Bond, bearing interest at 8.75%,
                         due 5/15/17 and having an approximate value of $2,242,917
                         (cost $2,199,000).........................................   $ 2,199,000    $ 2,199,000
                                                                                                     ------------

                       TOTAL INVESTMENTS --
                         (cost $102,320,491)                          99.0%                            95,502,076
                       Other assets less liabilities --                1.0                              1,005,358
                                                                     ------                          ------------
                       NET ASSETS --                                 100.0%                          $ 96,507,434
                                                                     ======                          ============

                     ----------------------------
                       +  Non-income producing securities
                       * Resale restricted to qualified institutional buyers ADR -- American Depository Receipt
                      GDR -- Global Depository Receipt
                      (1)  Fair valued security; See Note 2

                                  OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       -------------------------------------------------------------    GROSS
                       CONTRACT                IN         DELIVERY
                       TO DELIVER         EXCHANGE FOR      DATE     UNREALIZED
                                                                    APPRECIATION
                       -------------------------------------------------------------
                       MXN*  17,303,100  USD   1,785,205  02/28/01      $ 33,613
                       USD*   1,746,200  MXN  17,303,100  02/28/01         5,392
                                                                        --------
                               Net Unrealized Appreciation........      $ 39,005
                                                                        ========

              -----------------------------

              * Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

               MXN   --     Mexican Peso
               USD   --     United States Dollar

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    TECHNOLOGY PORTFOLIO                INVESTMENT PORTFOLIO -- JANUARY 31, 2001

                       COMMON STOCK -- 94.1%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       EDUCATION -- 0.8%
                       Education -- 0.8%
                       Apollo Group, Inc., Class A+................................         7,749    $   423,773
                                                                                                     ------------
                       HEALTHCARE -- 12.1%
                       Drugs -- 3.7%
                       Corixa Corp.+...............................................         9,949        274,841
                       CuraGen Corp.+..............................................         7,000        285,688
                       Genentech, Inc.+............................................         4,299        254,716
                       Gilead Sciences, Inc.+......................................         6,100        412,894
                       IDEC Pharmaceuticals Corp.+.................................         4,600        270,538
                       NPS Pharmaceuticals, Inc.+..................................         8,249        333,569
                       Tularik, Inc.+..............................................         9,099        260,459

                       Health Services -- 2.1%
                       Diversa Corp.+..............................................         7,549        191,556
                       Exelixis, Inc.+.............................................        25,699        398,335
                       Invitrogen Corp.+...........................................         7,699        573,575

                       Medical Products -- 6.3%
                       Amgen, Inc.+................................................         6,199        435,867
                       Applera Corp.-Applied Biosystems Group......................         5,899        495,516
                       Applera Corp. Celera Genomics...............................         5,700        279,300
                       Bruker Daltonics, Inc.+.....................................        12,424        310,600
                       Genaissance Pharmaceuticals, Inc.+..........................        22,699        385,883
                       Harvard Bioscience, Inc.+...................................        18,600        216,225
                       Human Genome Sciences, Inc.+................................         2,749        167,689
                       Immunex Corp.+..............................................        12,800        392,000
                       MedImmune, Inc.+............................................         4,749        188,773
                       Medtronic, Inc..............................................         6,099        329,346
                       Specialty Laboratories, Inc.+...............................        11,450        342,927
                                                                                                     ------------
                                                                                                       6,800,297
                                                                                                     ------------
                       INDUSTRIAL & COMMERCIAL -- 1.6%
                       Business Services -- 0.4%
                       Corporate Executive Board Co.+..............................         7,249        239,217

                       Multi-Industry -- 1.2%
                       Tyco International Ltd. ....................................        10,799        665,218
                                                                                                     ------------
                                                                                                         904,435
                                                                                                     ------------
                       INFORMATION & ENTERTAINMENT -- 2.5%
                       Broadcasting & Media -- 2.5%
                       Comcast Corp. Class A+......................................         8,700        372,469
                       Gemstar-TV Guide International, Inc.+.......................        10,949        567,295
                       Hispanic Broadcasting Corp.+................................         7,799        215,096
                       Pegasus Communications Corp.+ ..............................         5,249        139,427
                       Sirius Satellite Radio, Inc.+...............................         1,500         47,437
                       XM Satellite Radio Holdings, Inc.+..........................         2,800         52,850
                                                                                                     ------------
                                                                                                       1,394,574
                                                                                                     ------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 76.9%

                       Communication Equipment -- 13.6%
                       Alcatel ADR.................................................         6,799    $   397,741
                       Ariba, Inc.+................................................         4,249        158,541
                       Emulex Corp.+...............................................         9,698        901,914
                       Ericsson L.M. Telecommunications Co., Class B ADR...........        24,900        295,688
                       Foundry Networks, Inc.+.....................................         8,099        190,327
                       Juniper Networks, Inc.+.....................................         5,549        592,009
                       Network Appliance, Inc.+....................................         4,649        249,303
                       Nokia Corp. ADR.............................................        22,600        776,310
                       ONI Systems Corp.+..........................................        14,699        815,794
                       Openwave Systems, Inc.+.....................................         3,099        214,606
                       Proxim, Inc.+...............................................        17,199        565,417
                       QUALCOMM, Inc.+.............................................         8,499        714,447
                       RF Micro Devices, Inc.+.....................................        18,549        401,122
                       SBA Communications Corp.+...................................        18,599        842,767
                       Scientific-Atlanta, Inc.....................................         9,399        563,940

                       Computers & Business Equipment -- 8.8%
                       Apple Computer, Inc.+.......................................         6,600        142,725
                       Cisco Systems, Inc.+........................................        77,299      2,893,881
                       Compaq Computer Corp........................................         8,249        195,584
                       EMC Corp.+..................................................         8,449        642,039
                       Palm, Inc.+.................................................         8,349        226,467
                       Research In Motion Ltd.+....................................         4,349        286,219
                       Storage Technology Corp.+...................................         4,800         62,592
                       StorageNetworks, Inc.+......................................        19,349        540,563

                       Computer Services -- 2.1%
                       Brocade Communications Systems, Inc.+.......................         3,398        306,882
                       Documentum, Inc.+...........................................         9,399        406,507
                       Oracle Corp.+...............................................        15,949        464,514

                       Computer Software -- 18.5%
                       Adobe Systems, Inc..........................................         6,699        292,663
                       BEA Systems, Inc.+..........................................        16,149      1,064,825
                       Citrix Systems, Inc.+.......................................         8,800        315,700
                       E.piphany, Inc.+............................................         3,300        129,113
                       i2 Technologies, Inc.+......................................        15,098        764,336
                       Intuit, Inc.+...............................................        15,049        594,435
                       McDATA Corp., Class B+......................................         6,249        343,695
                       Mercury Interactive Corp.+..................................        10,399        903,413
                       Micromuse, Inc.+............................................        10,198        824,126
                       Microsoft Corp.+............................................        27,299      1,666,945
                       PeopleSoft, Inc.+...........................................        10,099        414,059
                       Quest Software, Inc.........................................         4,549        170,303
                       Rational Software Corp.+....................................        11,799        612,811
                       Saga Systems, Inc.+.........................................        48,450        556,206
                       Siebel Systems, Inc.+.......................................         3,400        225,462
                       Speechworks International, Inc.+............................         2,899         91,862
                       TIBCO Software, Inc.+.......................................         8,099        307,256
                       VERITAS Software Corp.+.....................................        11,749      1,114,686

                       Electronics -- 14.1%
                       Applied Micro Circuits Corp.+...............................         7,199        529,126
                       Bookham Technology PLC ADR+.................................         8,849        136,606
                       Broadcom Corp., Class A+....................................         6,149        676,006
                       Celestica, Inc.+............................................         5,349        353,301
                       Conexant Systems, Inc.+.....................................        20,799        375,682
                       DDI Corp.+..................................................         8,349        254,123

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics (continued)
                       Hi/fn, Inc.+................................................         5,399    $   161,633
                       Jabil Circuit, Inc.+........................................        14,099        542,811
                       JDS Uniphase Corp.+.........................................         5,100        279,544
                       Kopin Corp.+................................................        14,899        229,072
                       Micrel, Inc.+...............................................         7,999        367,954
                       Newport Corp.+..............................................         2,649        216,225
                       Optical Communication Products, Inc.+.......................        10,900        184,619
                       PerkinElmer, Inc............................................         2,599        253,377
                       QLogic Corp.+...............................................        10,100        888,800
                       Redback Networks, Inc.+.....................................        10,349        495,458
                       Sanmina Corp.+..............................................        12,898        627,165
                       TranSwitch Corp.+...........................................        12,550        618,087
                       TriQuint Semiconductor, Inc.+...............................        11,149        393,002
                       Veeco Instruments, Inc+.....................................         6,149        348,764

                       Internet Content -- 1.9%
                       Check Point Software Technologies Ltd.+.....................         3,049        464,973
                       PurchasePro.com, Inc.+......................................        23,399        612,761

                       Internet Software -- 4.7%
                       Art Technology Group, Inc.+.................................        12,599        478,762
                       CacheFlow, Inc.+............................................         4,649         83,682
                       Exodus Communications, Inc.+................................        20,399        543,123
                       Interwoven, Inc.+...........................................         4,600        154,387
                       Netegrity, Inc.+............................................         2,475        152,213
                       Portal Software, Inc.+......................................        24,999        324,987
                       VeriSign, Inc.+.............................................         5,099        374,777
                       Vignette Corp.+.............................................        16,699        138,810
                       Vitria Technology, Inc.+....................................        46,899        383,986

                       Telecommunications -- 13.2%
                       American Tower Corp., Class A+..............................        32,999      1,194,564
                       AT&T Wireless Group+........................................        22,599        586,896
                       CIENA Corp.+................................................         7,449        670,876
                       Ditech Communications Corp.+................................         8,899        107,900
                       Efficient Networks, Inc.+...................................        20,849        334,887
                       Exfo Electro-Optical Engineering, Inc.+.....................         2,149        103,152
                       Finisar Corp.+..............................................        13,399        487,389
                       FLAG Telecom Holdings Ltd.+.................................        34,899        416,607
                       General Motors Corp., Class H...............................        13,199        369,308
                       Harmonic, Inc.+.............................................        28,699        337,213
                       Nortel Networks Corp. ......................................        10,250        391,857
                       Powerwave Technologies, Inc.+...............................         7,049        273,589
                       Qwest Communications International, Inc.+...................         8,999        379,038
                       Sonus Networks, Inc.+.......................................         5,800        266,075
                       Spectrasite Holdings, Inc.+.................................        50,199        828,283
                       Time Warner Telecom, Inc., Class A+.........................         5,449        414,465
                       Tycom Ltd.+.................................................        10,449        295,707
                                                                                                     ------------
                                                                                                      43,341,417
                                                                                                     ------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       UTILITIES -- 0.2%
                       Telephone -- 0.2%
                       WorldCom, Inc.+.............................................         5,900    $   127,219
                                                                                                     ------------
                       TOTAL INVESTMENT SECURITIES (cost $61,062,425)..............                   52,991,715
                                                                                                     ------------

                                                                                       PRINCIPAL
                       REPURCHASE AGREEMENT -- 8.7%                                     AMOUNT
                       ------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 8.7%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 5.5%, dated 1/31/01 to be repurchased 2/01/01
                         in the amount of $4,936,754 and collateralized by
                         $4,290,000 of U.S. Treasury Bonds, bearing interest at
                         6.75%, due 8/15/26 and having an approximate value of
                         $5,037,661 (cost $4,936,000)..............................   $ 4,936,000      4,936,000
                                                                                                     ------------

                       TOTAL INVESTMENTS --
                         (cost $65,998,425)                                102.8%                      57,927,715
                       Liabilities in excess of other assets --             (2.8)                      (1,604,864)
                                                                           ------                    ------------
                       NET ASSETS --                                       100.0%                    $ 56,322,851
                                                                           ======                    ============

                       ----------------------------
                        + Non-income producing securities
                        ADR -- American Depository Receipt

                        See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES
    JANUARY 31, 2001

                                                                                                           WORLDWIDE
                                                  CASH        CORPORATE        GLOBAL       HIGH-YIELD        HIGH
                                               MANAGEMENT        BOND           BOND           BOND          INCOME
   -------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*.......    $         --   $189,900,647   $132,913,285   $285,458,280   $108,841,555
   Short-term securities*.................     316,202,158      5,874,348        777,000      2,816,785        499,314
   Repurchase agreements (cost equals
    market)...............................       2,788,023             --             --      4,488,000      4,337,000
   Cash...................................              --          3,711             --        186,514      1,221,324
   Foreign currency.......................              --             --        110,554             --        179,110
   Receivables for--
    Fund shares sold......................      86,452,085        189,219         91,473      2,036,146        101,818
    Dividends and accrued interest........         993,043      3,834,990      2,239,192      6,988,894      2,454,033
    Sales of investments..................              --        321,258     19,755,146      3,774,489        129,070
    Foreign currency contracts............              --             --        827,625             --             --
    Variation margin on futures
      contracts...........................              --             --         58,410             --         15,674
   Prepaid expenses.......................           7,021          3,933          1,807          3,970          1,612
   Due from Adviser.......................              --             --             --             --             --
   Deferred organizational expenses.......              --             --             15             --             --
   Unrealized appreciation on forward
    foreign currency contracts............              --             --      3,829,519             --          4,210
                                              ------------------------------------------------------------------------
                                               406,442,330    200,128,106    160,604,026    305,753,078    117,784,720
                                              ------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................       2,188,607        142,979        122,016        255,726         62,729
    Purchases of investments..............              --        500,000     18,638,706      5,754,806        227,325
    Management fees.......................         185,850        101,114         80,709        151,129         96,979
    Foreign currency contracts............              --             --        826,222             --             --
    Variation margin on futures
      contracts...........................              --             --             --             --             --
   Other accrued expenses.................          63,267         49,587         56,984         57,778         48,722
   Unrealized depreciation on forward
    foreign currency contracts............              --             --      1,301,636             --        113,026
   Due to Custodian.......................              --             --         50,034             --             --
   Due to Adviser.........................              --             --             --             --             --
                                              ------------------------------------------------------------------------
                                                 2,437,724        793,680     21,076,307      6,219,439        548,781
                                              ------------------------------------------------------------------------
   NET ASSETS.............................    $404,004,606   $199,334,426   $139,527,719   $299,533,639   $117,235,939
                                              ========================================================================
   Shares of beneficial interest
    outstanding (unlimited shares
    authorized)...........................      36,306,740     17,762,067     12,451,399     32,998,802     12,038,227
   Net asset value per share..............    $      11.13   $      11.22   $      11.21   $       9.08   $       9.74
                                              ========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................    $375,742,295   $200,144,858   $133,066,177   $353,911,296   $144,617,401
   Accumulated undistributed net
    investment income (loss)..............      29,014,790     14,834,616      7,001,682     32,256,556     12,409,054
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts.......        (833,031)    (6,255,729)    (3,204,744)   (34,696,150)   (27,542,380)
   Unrealized appreciation (depreciation)
    on investments (Note 4)...............          80,552     (9,389,319)        48,253    (51,938,063)   (12,198,001)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......              --             --      2,557,941             --       (106,348)
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................              --             --         58,410             --         56,213
                                              ------------------------------------------------------------------------
                                              $404,004,606   $199,334,426   $139,527,719   $299,533,639   $117,235,939
                                              ========================================================================
   ---------------
   * Cost
    Investment securities.................    $         --   $199,295,654   $132,865,032   $337,297,028   $120,670,673
                                              ========================================================================
    Short-term securities.................    $316,121,606   $  5,868,660   $    777,000   $  2,916,100   $    868,197
                                              ========================================================================


                                             SUNAMERICA
                                              BALANCED
   ---------------------------------------  -------------
   ASSETS:
   Investment securities, at value*.......  $ 533,766,313
   Short-term securities*.................      9,905,111
   Repurchase agreements (cost equals
    market)...............................     24,350,000
   Cash...................................             15
   Foreign currency.......................             --
   Receivables for--
    Fund shares sold......................        429,484
    Dividends and accrued interest........      3,136,486
    Sales of investments..................      5,637,689
    Foreign currency contracts............             --
    Variation margin on futures
      contracts...........................             --
   Prepaid expenses.......................          7,529
   Due from Adviser.......................             --
   Deferred organizational expenses.......             --
   Unrealized appreciation on forward
    foreign currency contracts............             --
                                            -------------
                                              577,232,627
                                            -------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................        346,542
    Purchases of investments..............      1,481,250
    Management fees.......................        282,296
    Foreign currency contracts............             --
    Variation margin on futures
      contracts...........................             --
   Other accrued expenses.................         83,853
   Unrealized depreciation on forward
    foreign currency contracts............             --
   Due to Custodian.......................             --
   Due to Adviser.........................             --
                                            -------------
                                                2,193,941
                                            -------------
   NET ASSETS.............................  $ 575,038,686
                                            =============
   Shares of beneficial interest
    outstanding (unlimited shares
    authorized)...........................     32,594,187
   Net asset value per share..............  $       17.64
                                            =============
   COMPOSITION OF NET ASSETS:
   Capital paid in........................  $ 544,719,605
   Accumulated undistributed net
    investment income (loss)..............     10,639,983
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts.......      7,865,601
   Unrealized appreciation (depreciation)
    on investments (Note 4)...............     11,813,497
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......             --
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................             --
                                            -------------
                                            $ 575,038,686
                                            =============
   ---------------
   * Cost
    Investment securities.................  $ 521,952,816
                                            =============
    Short-term securities.................  $   9,905,111
                                            =============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JANUARY 31, 2001

                                               MFS TOTAL        ASSET         TELECOM        EQUITY       EQUITY
                                                 RETURN       ALLOCATION      UTILITY+       INCOME        INDEX
   ----------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*.......    $263,001,986   $633,301,324   $102,246,150   $8,059,499   $63,544,938
   Short-term securities*.................      39,428,868      8,786,280      9,665,000           --        49,662
   Repurchase agreements (cost equals
    market)...............................              --     48,388,000             --      269,000       276,000
   Cash...................................         541,880        738,806            905          849           287
   Foreign currency.......................          60,579             32             --           --            --
   Receivables for--
    Fund shares sold......................         730,009         92,870         34,463            9        17,821
    Dividends and accrued interest........       1,683,459      3,248,665        415,054       19,994        46,225
    Sales of investments..................       6,227,765    110,137,266      1,725,102           --         4,565
    Foreign currency contracts............         210,441             --             --           --            --
    Variation margin on futures
      contracts...........................              --         54,505             --           --            --
   Prepaid expenses.......................           3,308          9,568          1,635          102           890
   Due from Adviser.......................              --             --             --        4,215            --
   Deferred organizational expenses.......              --             --             --           --            --
   Unrealized appreciation on forward
    foreign currency contracts............              --          6,008             --           --            --
                                              ---------------------------------------------------------------------
                                               311,888,295    804,763,324    114,088,309    8,353,668    63,940,388
                                              ---------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................          82,211        725,447        140,649          285        15,696
    Purchases of investments..............       8,101,242    149,940,447      1,155,007           --        78,962
    Management fees.......................         161,869        322,568         71,590        4,504        21,156
    Foreign currency contracts............         212,414             --             --           --            --
    Variation margin on futures
      contracts...........................              --             --             --           --           910
   Other accrued expenses.................          53,024        117,144         38,840       34,261        35,246
   Unrealized depreciation on forward
    foreign currency contracts............              --        348,076             --           --            --
   Due to Custodian.......................              --             --             --           --            --
   Due to Adviser.........................              --             --             --           --         2,165
                                              ---------------------------------------------------------------------
                                                 8,610,760    151,453,682      1,406,086       39,050       154,135
                                              ---------------------------------------------------------------------
   NET ASSETS.............................    $303,277,535   $653,309,642   $112,682,223   $8,314,618   $63,786,253
                                              =====================================================================
   Shares of beneficial interest
    outstanding (unlimited shares
    authorized)...........................      18,621,633     44,891,852      9,094,094      709,849     5,453,802
   Net asset value per share..............    $      16.29   $      14.55   $      12.39   $    11.71   $     11.70
                                              =====================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................    $262,879,399   $603,622,212   $122,814,222   $7,206,307   $61,480,537
   Accumulated undistributed net
    investment income (loss)..............       8,296,383     19,284,745      3,310,823      141,339       416,535
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts.......      13,132,523      6,210,302    (13,885,622)    (274,227)      448,880
   Unrealized appreciation (depreciation)
    on investments (Note 4)...............      18,970,115     23,692,864        442,800    1,241,199     1,437,975
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......            (885)      (340,584)            --           --            --
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................              --        840,103             --           --         2,326
                                              ---------------------------------------------------------------------
                                              $303,277,535   $653,309,642   $112,682,223   $8,314,618   $63,786,253
                                              =====================================================================
   ---------------
   * Cost
    Investment securities.................    $244,086,364   $609,648,246   $101,803,350   $6,818,300   $62,106,963
                                              =====================================================================
    Short-term securities.................    $ 39,374,375   $  8,746,494   $  9,665,000   $       --   $    49,662
                                              =====================================================================
   + Formerly Utility


                                                GROWTH-
                                                INCOME
   ---------------------------------------  ---------------
   ASSETS:
   Investment securities, at value*.......  $ 1,729,175,582
   Short-term securities*.................      239,045,261
   Repurchase agreements (cost equals
    market)...............................               --
   Cash...................................              871
   Foreign currency.......................               --
   Receivables for--
    Fund shares sold......................        1,212,994
    Dividends and accrued interest........          745,335
    Sales of investments..................       31,636,418
    Foreign currency contracts............               --
    Variation margin on futures
      contracts...........................               --
   Prepaid expenses.......................           27,253
   Due from Adviser.......................               --
   Deferred organizational expenses.......               23
   Unrealized appreciation on forward
    foreign currency contracts............               --
                                            ---------------
                                              2,001,843,737
                                            ---------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................          630,483
    Purchases of investments..............       67,963,654
    Management fees.......................          840,416
    Foreign currency contracts............               --
    Variation margin on futures
      contracts...........................        1,148,875
   Other accrued expenses.................          190,540
   Unrealized depreciation on forward
    foreign currency contracts............               --
   Due to Custodian.......................               --
   Due to Adviser.........................               --
                                            ---------------
                                                 70,773,968
                                            ---------------
   NET ASSETS.............................  $ 1,931,069,769
                                            ===============
   Shares of beneficial interest
    outstanding (unlimited shares
    authorized)...........................       66,468,810
   Net asset value per share..............  $         29.05
                                            ===============
   COMPOSITION OF NET ASSETS:
   Capital paid in........................  $ 1,440,570,744
   Accumulated undistributed net
    investment income (loss)..............       11,808,550
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts.......        5,472,105
   Unrealized appreciation (depreciation)
    on investments (Note 4)...............      471,658,495
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......               --
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................        1,559,875
                                            ---------------
                                            $ 1,931,069,769
                                            ===============
   ---------------
   * Cost
    Investment securities.................  $ 1,257,517,087
                                            ===============
    Short-term securities.................  $   239,045,261
                                            ===============
   + Formerly Utility

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JANUARY 31, 2001

                                                                 DAVIS                                          GOLDMAN
                                               FEDERATED        VENTURE        "DOGS" OF        ALLIANCE         SACHS
                                                 VALUE           VALUE+       WALL STREET        GROWTH        RESEARCH
   ----------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*.......    $227,579,974   $2,686,828,782   $ 90,789,926   $2,685,450,052   $38,233,845
   Short-term securities*.................       1,689,000               --             --      132,694,000            --
   Repurchase agreements (cost equals
    market)...............................              --      125,079,000      1,261,000               --       849,000
   Cash...................................       2,211,187            1,112            893              873            88
   Foreign currency.......................              --               --             --               --            --
   Receivables for--
    Fund shares sold......................         294,269        1,833,835          5,305        1,672,411       291,257
    Dividends and accrued interest........         228,611        1,726,750        122,191          862,440         3,769
    Sales of investments..................              --        8,845,639             --        3,794,013     1,249,305
    Foreign currency contracts............              --               --             --               --            --
    Variation margin on futures
      contracts...........................              --               --             --               --            --
   Prepaid expenses.......................           3,005           35,803          2,774           40,620            --
   Due from Adviser.......................              --               --             --               --           683
   Deferred organizational expenses.......              --               --             --               --            --
   Unrealized appreciation on forward
    foreign currency contracts............              --               --             --               --            --
                                              ---------------------------------------------------------------------------
                                               232,006,046    2,824,350,921     92,182,089    2,824,514,409    40,627,947
                                              ---------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................         110,874        1,279,157         29,814        2,531,189       145,810
    Purchases of investments..............              --       13,114,972             --       10,215,682       501,282
    Management fees.......................         131,957        1,655,462         46,274        1,398,055        38,546
    Foreign currency contracts............              --               --             --               --            --
    Variation margin on futures
      contracts...........................              --               --             --               --         9,654
   Other accrued expenses.................          47,526          255,961         36,353          271,633        29,830
   Unrealized depreciation on forward
    foreign currency contracts............              --               --             --               --            --
   Due to Custodian.......................              --               --             --               --            --
   Due to Adviser.........................              --               --             --               --            --
                                              ---------------------------------------------------------------------------
                                                   290,357       16,305,552        112,441       14,416,559       725,122
                                              ---------------------------------------------------------------------------
   NET ASSETS.............................    $231,715,689   $2,808,045,369   $ 92,069,648   $2,810,097,850   $39,902,825
                                              ===========================================================================
   Shares of beneficial interest
    outstanding (unlimited shares
    authorized)...........................      13,859,220       95,618,642     10,209,040       99,652,387     4,021,474
   Net asset value per share..............    $      16.72   $        29.37   $       9.02   $        28.20   $      9.92
                                              ===========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................    $204,921,336   $1,895,290,320   $101,855,205   $2,631,442,927   $41,830,949
   Accumulated undistributed net
    investment income (loss)..............       3,406,723       12,193,663      2,365,827               --            --
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts.......       6,133,248      383,576,634    (10,509,555)      54,283,248    (3,151,812)
   Unrealized appreciation (depreciation)
    on investments (Note 4)...............      17,254,382      516,984,752     (1,641,829)     124,371,675     1,233,342
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......              --               --             --               --            --
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................              --               --             --               --        (9,654)
                                              ---------------------------------------------------------------------------
                                              $231,715,689   $2,808,045,369   $ 92,069,648   $2,810,097,850   $39,902,825
                                              ===========================================================================
   ---------------
   * Cost
    Investment securities.................    $210,325,592   $2,169,844,030   $ 92,431,755   $2,561,078,377   $37,000,503
                                              ===========================================================================
    Short-term securities.................    $  1,689,000   $           --   $         --   $  132,694,000   $        --
                                              ===========================================================================
   + Formerly Venture Value

                                                 MFS
                                             GROWTH AND
                                               INCOME
   ---------------------------------------  -------------
   ASSETS:
   Investment securities, at value*.......  $ 350,162,669
   Short-term securities*.................     19,268,000
   Repurchase agreements (cost equals
    market)...............................             --
   Cash...................................        519,405
   Foreign currency.......................         87,575
   Receivables for--
    Fund shares sold......................        167,184
    Dividends and accrued interest........        264,296
    Sales of investments..................      5,489,124
    Foreign currency contracts............      1,696,614
    Variation margin on futures
      contracts...........................             --
   Prepaid expenses.......................          4,218
   Due from Adviser.......................             --
   Deferred organizational expenses.......             --
   Unrealized appreciation on forward
    foreign currency contracts............             --
                                            -------------
                                              377,659,085
                                            -------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................        148,617
    Purchases of investments..............      6,018,344
    Management fees.......................        215,689
    Foreign currency contracts............      1,697,484
    Variation margin on futures
      contracts...........................             --
   Other accrued expenses.................         61,383
   Unrealized depreciation on forward
    foreign currency contracts............             --
   Due to Custodian.......................             --
   Due to Adviser.........................             --
                                            -------------
                                                8,141,517
                                            -------------
   NET ASSETS.............................  $ 369,517,568
                                            =============
   Shares of beneficial interest
    outstanding (unlimited shares
    authorized)...........................     26,833,057
   Net asset value per share..............  $       13.77
                                            =============
   COMPOSITION OF NET ASSETS:
   Capital paid in........................  $ 335,129,162
   Accumulated undistributed net
    investment income (loss)..............      2,014,177
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts.......     12,290,866
   Unrealized appreciation (depreciation)
    on investments (Note 4)...............     20,085,276
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......         (1,913)
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................             --
                                            -------------
                                            $ 369,517,568
                                            =============
   ---------------
   * Cost
    Investment securities.................  $ 330,077,393
                                            =============
    Short-term securities.................  $  19,268,000
                                            =============
   + Formerly Venture Value

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JANUARY 31, 2001

                                                                                            SMALL          MFS
                                                 PUTNAM       BLUE CHIP        REAL        COMPANY       MID-CAP       AGGRESSIVE
                                                 GROWTH        GROWTH         ESTATE        VALUE         GROWTH         GROWTH
   --------------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*.......    $709,707,815   $14,471,255   $ 74,540,991   $4,086,354   $324,443,949   $ 467,241,100
   Short-term securities*.................              --            --             --           --     35,019,833              --
   Repurchase agreements (cost equals
    market)...............................      26,617,000     4,259,000      1,594,000      411,000             --      55,884,000
   Cash...................................             291             1          1,236           25         42,705           1,820
   Foreign currency.......................              --            --             --           --              1              --
   Receivables for--
    Fund shares sold......................         374,766        89,973        141,050          163        951,582         542,940
    Dividends and accrued interest........         235,740         3,682        170,212        2,211         13,411         125,434
    Sales of investments..................      10,511,701       161,184        174,843       10,203      9,241,979       2,929,535
    Foreign currency contracts............              --            --             --           --             --              --
    Variation margin on futures
      contracts...........................              --            --             --           --             --              --
   Prepaid expenses.......................          11,102            --            973           79          3,082           7,295
   Due from Adviser.......................              --         4,071             --        4,501             --              --
   Deferred organizational expenses.......              --            --          1,880           --             --              --
   Unrealized appreciation on forward
    foreign currency contracts............              --            --             --           --             --              --
                                              -------------------------------------------------------------------------------------
                                               747,458,415    18,989,166     76,625,185    4,514,536    369,716,542     526,732,124
                                              -------------------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................         525,054         4,156        305,334        1,151        528,004       3,850,351
    Purchases of investments..............      13,433,111     3,146,335             --       65,966      1,401,777      26,708,032
    Management fees.......................         464,524         8,658         53,425        3,606        215,660         276,789
    Foreign currency contracts............              --            --             --           --             --              --
    Variation margin on futures
      contracts...........................              --            --             --           --             --              --
   Other accrued expenses.................          92,997        28,632         42,010       34,328         48,039          71,337
   Unrealized depreciation on forward
    foreign currency contracts............              --            --             --           --             --              --
   Due to Custodian.......................              --            --             --           --             --              --
   Due to Adviser.........................              --            --             --           --             --              --
                                              -------------------------------------------------------------------------------------
                                                14,515,686     3,187,781        400,769      105,051      2,193,480      30,906,509
                                              -------------------------------------------------------------------------------------
   NET ASSETS.............................    $732,942,729   $15,801,385   $ 76,224,416   $4,409,485   $367,523,062   $ 495,825,615
                                              =====================================================================================
   Shares of beneficial interest
    outstanding (unlimited shares
    authorized)...........................      35,153,862     1,798,635      7,332,008      422,264     19,355,348      27,979,887
   Net asset value per share..............    $      20.85   $      8.79   $      10.40   $    10.44   $      18.99   $       17.72
                                              =====================================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................    $663,168,128   $17,500,727   $ 79,078,663   $3,915,383   $340,885,947   $ 492,511,832
   Accumulated undistributed net
    investment income (loss)..............              --        13,550      2,697,630           --             --       1,348,657
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts.......      16,114,317      (944,298)   (13,335,855)     123,140     47,260,903      14,437,119
   Unrealized appreciation (depreciation)
    on investments (Note 4)...............      53,660,284      (768,594)     7,783,978      370,962    (20,623,788)    (12,471,993)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......              --            --             --           --             --              --
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................              --            --             --           --             --              --
                                              -------------------------------------------------------------------------------------
                                              $732,942,729   $15,801,385   $ 76,224,416   $4,409,485   $367,523,062   $ 495,825,615
                                              =====================================================================================
   ---------------
   * Cost
    Investment securities.................    $656,047,531   $15,239,849   $ 66,757,013   $3,715,392   $345,067,737   $ 479,713,093
                                              =====================================================================================
    Short-term securities.................    $         --   $        --   $         --   $       --   $ 35,019,833   $          --
                                              =====================================================================================

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JANUARY 31, 2001

                                                                                INTERNATIONAL                  INTERNATIONAL
                                                      GROWTH        MARSICO      GROWTH AND        GLOBAL       DIVERSIFIED
                                                   OPPORTUNITIES     GROWTH        INCOME         EQUITIES       EQUITIES
   -------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*..............   $29,834,855    $5,034,799   $326,787,499    $603,592,730   $363,962,587
   Short-term securities*........................            --       600,000             --      36,403,000    122,289,518
   Repurchase agreements (cost equals market)....            --            --     27,241,000              --             --
   Cash..........................................            --        29,228            308              --      4,197,945
   Foreign currency..............................            --            --        546,607       5,218,965         64,918
   Receivables for--
    Fund shares sold.............................        71,378       114,767        212,580         590,314        134,939
    Dividends and accrued interest...............         3,612           738        657,541         416,576        580,640
    Sales of investments.........................       173,198        14,571      7,210,026      20,721,929         44,892
    Foreign currency contracts...................            --            --     10,331,868       3,256,073          1,342
    Variation margin on futures contracts........            --            --             --              --        227,296
   Prepaid expenses..............................            --            --          4,024           9,118         10,173
   Due from Adviser..............................           475        14,732             --              --             --
   Deferred organizational expenses..............            --            --          1,748              23             --
   Unrealized appreciation on forward foreign
    currency contracts...........................            --            --         97,488              --      3,138,012
                                                   -------------------------------------------------------------------------
                                                     30,083,518     5,808,835    373,090,689     670,208,728    494,652,262
                                                   -------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.........................        58,838             9      6,822,350       3,850,950     48,838,377
    Purchases of investments.....................       281,159       192,485     13,070,269      12,387,790          2,475
    Management fees..............................        18,872         3,827        265,817         372,086        373,305
    Foreign currency contracts...................            --            --     10,330,280       3,254,794          1,341
    Variation margin on futures contracts........            --            --             --              --             --
   Other accrued expenses........................        29,515        16,898        150,210         173,454        179,006
   Unrealized depreciation on forward foreign
    currency contracts...........................            --            --        338,031              --      3,248,827
   Due to Custodian..............................       858,886            --             --         102,588             --
   Due to Adviser................................            --            --             --              --             --
                                                   -------------------------------------------------------------------------
                                                      1,247,270       213,219     30,976,957      20,141,662     52,643,331
                                                   -------------------------------------------------------------------------
   NET ASSETS....................................   $28,836,248    $5,595,616   $342,113,732    $650,067,066   $442,008,931
                                                   =========================================================================
   Shares of beneficial interest outstanding
    (unlimited shares authorized)................     3,228,506       531,011     27,352,767      37,078,772     41,093,403
   Net asset value per share.....................   $      8.93    $    10.54   $      12.51    $      17.53   $      10.76
                                                   =========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in...............................   $33,858,886    $5,326,039   $327,399,340    $562,329,866   $424,840,374
   Accumulated undistributed net investment
    income (loss)................................         1,745         3,581     (1,024,137)     (2,481,256)    (1,069,868)
   Accumulated undistributed net realized gain
    (loss) on investments, futures contracts and
    options contracts............................    (4,110,038)       23,529      6,490,015      64,738,401     18,173,727
   Unrealized appreciation (depreciation) on
    investments (Note 4).........................      (914,345)      242,467      9,495,408      25,442,896        (42,045)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.................            --            --       (246,894)         37,159       (120,553)
   Unrealized appreciation (depreciation) on
    futures and written options contracts........            --            --             --              --        227,296
                                                   -------------------------------------------------------------------------
                                                    $28,836,248    $5,595,616   $342,113,732    $650,067,066   $442,008,931
                                                   =========================================================================
   ---------------
   * Cost
    Investment securities........................   $30,749,200    $4,792,332   $317,292,091    $578,149,834   $364,009,507
                                                   =========================================================================
    Short-term securities........................   $        --    $  600,000   $         --    $ 36,403,000   $122,284,643
                                                   =========================================================================


                                                     EMERGING
                                                     MARKETS       TECHNOLOGY
   ----------------------------------------------  ---------------------------
   ASSETS:
   Investment securities, at value*..............  $ 93,303,076   $ 52,991,715
   Short-term securities*........................            --             --
   Repurchase agreements (cost equals market)....     2,199,000      4,936,000
   Cash..........................................     1,072,523         53,028
   Foreign currency..............................       729,788             --
   Receivables for--
    Fund shares sold.............................       224,998         92,395
    Dividends and accrued interest...............       246,428          1,223
    Sales of investments.........................     1,064,617        794,863
    Foreign currency contracts...................       237,560             --
    Variation margin on futures contracts........            --             --
   Prepaid expenses..............................         1,278             --
   Due from Adviser..............................            --             --
   Deferred organizational expenses..............         1,748             --
   Unrealized appreciation on forward foreign
    currency contracts...........................        39,005             --
                                                   ---------------------------
                                                     99,120,021     58,869,224
                                                   ---------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.........................       248,831        148,764
    Purchases of investments.....................     1,955,979      2,315,646
    Management fees..............................        93,345         51,668
    Foreign currency contracts...................       238,554             --
    Variation margin on futures contracts........            --             --
   Other accrued expenses........................        75,878         30,295
   Unrealized depreciation on forward foreign
    currency contracts...........................            --             --
   Due to Custodian..............................            --             --
   Due to Adviser................................            --             --
                                                   ---------------------------
                                                      2,612,587      2,546,373
                                                   ---------------------------
   NET ASSETS....................................  $ 96,507,434   $ 56,322,851
                                                   ===========================
   Shares of beneficial interest outstanding
    (unlimited shares authorized)................    12,353,061      7,867,869
   Net asset value per share.....................  $       7.81   $       7.16
                                                   ===========================
   COMPOSITION OF NET ASSETS:
   Capital paid in...............................  $111,022,010   $ 76,278,810
   Accumulated undistributed net investment
    income (loss)................................    (1,116,999)            --
   Accumulated undistributed net realized gain
    (loss) on investments, futures contracts and
    options contracts............................    (6,592,265)   (11,885,249)
   Unrealized appreciation (depreciation) on
    investments (Note 4).........................    (6,842,951)    (8,070,710)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.................        37,639             --
   Unrealized appreciation (depreciation) on
    futures and written options contracts........            --             --
                                                   ---------------------------
                                                   $ 96,507,434   $ 56,322,851
                                                   ===========================
   ---------------
   * Cost
    Investment securities........................  $100,121,491   $ 61,062,425
                                                   ===========================
    Short-term securities........................  $         --   $         --
                                                   ===========================

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                        CASH        CORPORATE       GLOBAL       HIGH-YIELD     WORLDWIDE
                                                     MANAGEMENT       BOND           BOND           BOND       HIGH INCOME
   ------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $31,629,209   $15,623,574   $  6,350,802   $ 33,227,673   $ 14,136,582
    Dividends......................................          --        504,476             --      1,093,681         85,972
                                                     ----------------------------------------------------------------------
        Total income*..............................  31,629,209     16,128,050      6,350,802     34,321,354     14,222,554
                                                     ----------------------------------------------------------------------
   EXPENSES:
    Management fees................................   2,441,251      1,146,600        895,950      1,840,227      1,191,444
    Custodian fees.................................     100,147         87,747        117,057        147,120         79,099
    Auditing fees..................................      22,500         22,500         27,350         22,500         27,350
    Reports to investors...........................      35,555         22,620         11,520         21,180         10,475
    Legal fees.....................................         982            607          1,352         14,150          1,293
    Trustees' fees.................................         467            286            175            538            108
    Interest expense...............................          --             --             --         15,966             --
    Amortization of organizational expenses........          --             --             --             --             --
    Other expenses.................................       5,215          2,284          1,353          2,894          1,166
                                                     -----------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................   2,606,117      1,282,644      1,054,757      2,064,575      1,310,935
        Expenses reimbursed by the investment
          adviser..................................          --             --             --             --             --
        Custody credits earned on cash balances....      (4,782)        (3,492)        (9,427)       (16,595)        (4,699)
                                                     -----------------------------------------------------------------------
   Net investment income (loss)....................  29,027,874     14,848,898      5,305,472     32,273,374     12,916,318
                                                     -----------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    (826,684)    (3,234,818)    (3,573,516)   (17,584,619)     1,666,697
    Net realized gain (loss) on futures and options
      contracts....................................          --             --         (5,206)            --         99,598
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................          --             --      7,143,802             --        673,406
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................     191,751      3,182,723      3,093,633    (23,754,631)   (10,830,012)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............          --             --        775,464             --       (175,467)
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............          --             --         58,410             --         (9,112)
                                                     -----------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............    (634,933)       (52,095)     7,492,587    (41,339,250)    (8,574,890)
                                                     ----------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $28,392,941   $14,796,803   $ 12,798,059   $ (9,065,876)  $  4,341,428
                                                     ======================================================================

   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $       --    $        --   $     11,667   $         --   $      5,620
                                                     ======================================================================
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $       --    $        --   $         --   $         --   $    185,121
                                                     ======================================================================

                                                      SUNAMERICA
                                                       BALANCED
   ------------------------------------------------  ------------
   INCOME:
    Interest.......................................  $ 11,996,652
    Dividends......................................     2,314,877
                                                     ------------
        Total income*..............................    14,311,529
                                                     ------------
   EXPENSES:
    Management fees................................     3,350,392
    Custodian fees.................................       244,000
    Auditing fees..................................        19,955
    Reports to investors...........................        39,575
    Legal fees.....................................         3,701
    Trustees' fees.................................         1,046
    Interest expense...............................            --
    Amortization of organizational expenses........            --
    Other expenses.................................         4,313
                                                     ------------
        Total expenses before reimbursement and
          custody credits..........................     3,662,982
        Expenses reimbursed by the investment
          adviser..................................            --
        Custody credits earned on cash balances....        (1,015)
                                                     ------------
   Net investment income (loss)....................    10,649,562
                                                     ------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    10,190,354
    Net realized gain (loss) on futures and options
      contracts....................................            --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................            --
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................   (58,068,360)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............            --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............            --
                                                     ------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (47,878,006)
                                                     ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(37,228,444)
                                                     ============

   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $     21,373
                                                     ============
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $         --
                                                     ============

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                      MFS TOTAL       ASSET        TELECOM        EQUITY       EQUITY
                                                       RETURN      ALLOCATION      UTILITY+       INCOME       INDEX
   --------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $ 7,402,585   $18,924,682   $    782,688   $   19,741   $   31,590
    Dividends......................................    2,650,267     4,247,511      3,518,729      194,101      757,815
                                                     ------------------------------------------------------------------
        Total income*..............................   10,052,852    23,172,193      4,301,417      213,842      789,405
                                                     ------------------------------------------------------------------
   EXPENSES:
    Management fees................................    1,598,544     4,007,145        885,908       48,160      276,616
    Custodian fees.................................      132,165       295,899         69,217       68,685       64,535
    Auditing fees..................................       19,955        20,080         19,955       21,515       21,515
    Reports to investors...........................       16,770        44,345         10,415          435        1,572
    Legal fees.....................................          607         1,768            499          391          425
    Trustees' fees.................................          410           946            108          108          108
    Interest expense...............................           --            --             --           --           --
    Amortization of organizational expenses........           --            --             --           --           --
    Other expenses.................................        1,942         5,535          1,270          415          751
                                                     ------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................    1,770,393     4,375,718        987,372      139,709      365,522
        Expenses reimbursed by the investment
          adviser..................................           --            --             --      (69,186)          --
        Custody credits earned on cash balances....      (14,450)       (1,399)        (7,242)        (135)        (555)
                                                     ------------------------------------------------------------------
   Net investment income (loss)....................    8,296,909    18,797,874      3,321,287      143,454      424,438
                                                     ------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......   13,937,430    10,046,189    (13,129,299)    (142,520)     478,630
    Net realized gain (loss) on futures and options
      contracts....................................           --      (398,161)            --           --      (20,305)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................       (5,449)      735,916            115           --           --
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................   23,874,632     6,198,156     (2,711,737)   1,050,936   (1,830,054)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............         (260)     (425,389)            --           --           --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............           --     1,362,203             --           --        6,201
                                                     ------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   37,806,353    17,518,914    (15,840,921)     908,416   (1,365,528)
                                                     ------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $46,103,262   $36,316,788   $(12,519,634)  $1,051,870   $ (941,090)
                                                     ===================================================================
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $    44,071   $    21,906   $     10,203   $    1,276   $    3,535
                                                     ===================================================================
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $        --   $        --   $         --   $       --   $       --
                                                     ===================================================================
    + Formerly Utility


                                                       GROWTH-
                                                        INCOME
   ------------------------------------------------  ------------
   INCOME:
    Interest.......................................  $  9,218,322
    Dividends......................................    13,827,209
                                                     ------------
        Total income*..............................    23,045,531
                                                     ------------

   EXPENSES:
    Management fees................................    10,418,887
    Custodian fees.................................       645,376
    Auditing fees..................................        20,080
    Reports to investors...........................       125,075
    Legal fees.....................................        12,493
    Trustees' fees.................................         3,950
    Interest expense...............................            --
    Amortization of organizational expenses........            --
    Other expenses.................................        14,948
                                                     ------------
        Total expenses before reimbursement and
          custody credits..........................    11,240,809
        Expenses reimbursed by the investment
          adviser..................................            --
        Custody credits earned on cash balances....        (9,021)
                                                     ------------
   Net investment income (loss)....................    11,813,743
                                                     ------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    21,577,185
    Net realized gain (loss) on futures and options
      contracts....................................   (12,505,126)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................            --
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................   (64,468,799)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............            --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............     3,705,438
                                                     ------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (51,691,302)
                                                     ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(39,877,559)
                                                     ============

   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $     39,182
                                                     ============
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $         --
                                                     ============

    + Formerly Utility

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                                       DAVIS                                       GOLDMAN
                                                      FEDERATED       VENTURE       "DOGS" OF      ALLIANCE         SACHS
                                                        VALUE         VALUE+       WALL STREET      GROWTH        RESEARCH#
   -------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $   390,054   $   7,457,899   $    81,793   $   3,936,008   $    27,191
    Dividends......................................    4,690,312      24,101,350     2,929,139      12,351,883        86,700
                                                     -----------------------------------------------------------------------
        Total income*..............................    5,080,366      31,559,249     3,010,932      16,287,891       113,891
                                                     -----------------------------------------------------------------------
   EXPENSES:
    Management fees................................    1,535,529      18,339,994       518,473      18,137,380       168,434
    Custodian fees.................................       90,240         810,522        67,619         967,975        40,082
    Auditing fees..................................       19,955          19,955        17,980          20,080        16,608
    Reports to investors...........................       16,770         169,875         8,875         188,040         1,995
    Legal fees.....................................          641          14,338         1,103          20,059           863
    Trustees' fees.................................          376           4,857           108           6,237            20
    Interest expense...............................           --              --         6,200           1,284            --
    Amortization of organizational expenses........           --              --         1,182              --            --
    Other expenses.................................        1,991          19,532         1,300          22,380           211
                                                     -----------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................    1,665,502      19,379,073       622,840      19,363,435       228,213
        Expenses reimbursed by the investment
          adviser..................................           --              --            --              --       (37,965)
        Custody credits earned on cash balances....         (395)        (25,317)         (163)        (19,935)         (760)
                                                     -----------------------------------------------------------------------
   Net investment income (loss)....................    3,415,259      12,205,493     2,388,255      (3,055,609)      (75,597)
                                                     -----------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    6,278,052     386,232,138   (10,186,179)     60,064,696    (2,954,880)
    Net realized gain (loss) on futures and options
      contracts....................................           --              --            --              --         7,480
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................          (31)            390            --              --            --
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................   11,728,874    (101,413,566)   16,911,689    (379,043,130)    1,233,342
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............           --              --            --              --            --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............           --              --            --              --        (9,654)
                                                     -----------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   18,006,895     284,818,962     6,725,510    (318,978,434)   (1,723,712)
                                                     -----------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $21,422,154   $ 297,024,455   $ 9,113,765   $(322,034,043)  $(1,799,309)
                                                     =======================================================================

   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $    15,246   $      62,835   $        --   $     164,694   $        --
                                                     =======================================================================
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $        --   $          --   $        --   $          --   $        --
                                                     =======================================================================

    + Formerly Venture Value
    # Commenced operations July 5, 2000

                                                         MFS
                                                     GROWTH AND
                                                       INCOME
   ------------------------------------------------  -----------
   INCOME:
    Interest.......................................  $ 1,012,090
    Dividends......................................    3,860,850
                                                     -----------

        Total income*..............................    4,872,940
                                                     -----------

   EXPENSES:
    Management fees................................    2,545,123
    Custodian fees.................................      172,331
    Auditing fees..................................       20,080
    Reports to investors...........................       21,820
    Legal fees.....................................          908
    Trustees' fees.................................          663
    Interest expense...............................           --
    Amortization of organizational expenses........           --
    Other expenses.................................        2,287
                                                     -----------
        Total expenses before reimbursement and
          custody credits..........................    2,763,212
        Expenses reimbursed by the investment
          adviser..................................           --
        Custody credits earned on cash balances....       (1,521)
                                                     -----------
   Net investment income (loss)....................    2,111,249
                                                     -----------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......   15,070,807
    Net realized gain (loss) on futures and options
      contracts....................................           --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................      (80,505)
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................   (5,070,787)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............         (783)
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............           --
                                                     -----------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............    9,918,732
                                                     -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $12,029,981
                                                     ===========


   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $    53,124
                                                     ===========
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $        --
                                                     ===========
    + Formerly Venture Value
    # Commenced operations July 5, 2000

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                                                                   SMALL          MFS
                                                        PUTNAM        BLUE CHIP       REAL        COMPANY       MID-CAP
                                                        GROWTH         GROWTH#       ESTATE        VALUE        GROWTH
   ----------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $   1,190,915   $    76,964   $   262,328   $   20,390   $ 1,169,065
    Dividends......................................      4,429,691        23,290     3,089,026       35,178       275,960
                                                     --------------------------------------------------------------------
        Total income*..............................      5,620,606       100,254     3,351,354       55,568     1,445,025
                                                     --------------------------------------------------------------------
   EXPENSES:
    Management fees................................      6,111,907        36,815       535,571       55,852     1,779,906
    Custodian fees.................................        293,612        39,977        72,154       68,365        97,322
    Auditing fees..................................         19,955        16,608        19,955       21,515        21,515
    Reports to investors...........................         52,670           866        10,145          299        18,529
    Legal fees.....................................          1,946           820           425          391         1,053
    Trustees' fees.................................          1,560            20           108          108           521
    Interest expense...............................             --            --            --           --            --
    Amortization of organizational expenses........             --            --         1,168           --            --
    Other expenses.................................          5,696           211           885          409           926
                                                     --------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................      6,487,346        95,317       640,411      146,939     1,919,772
        Expenses reimbursed by the investment
          adviser..................................             --       (50,522)           --      (68,461)           --
        Custody credits earned on cash balances....        (14,577)          (91)         (224)        (285)      (13,187)
                                                     --------------------------------------------------------------------
   Net investment income (loss)....................       (852,163)       55,550     2,711,167      (22,625)     (461,560)
                                                     --------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......     16,852,544      (944,298)   (1,341,753)     848,225    47,730,689
    Net realized gain (loss) on futures and options
      contracts....................................             --            --            --           --            --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................             --            --           224           --            --
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................   (133,620,938)     (768,594)   13,618,903      218,129   (24,699,609)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............             --            --            --           --            --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............             --            --            --           --            --
                                                     --------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (116,768,394)   (1,712,892)   12,277,374    1,066,354    23,031,080
                                                     --------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(117,620,557)  $(1,657,342)  $14,988,541   $1,043,729   $22,569,520
                                                     ====================================================================

   ---------------
    * Net of foreign withholding taxes on interest
     and
     dividends of..................................  $      38,629   $        74   $     3,182   $       --   $        --
                                                     ====================================================================
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $          --   $        --   $        --   $       --   $        --
                                                     ====================================================================
    # Commenced operations July 5, 2000


                                                      AGGRESSIVE
                                                        GROWTH
   ------------------------------------------------  -------------
   INCOME:
    Interest.......................................  $   4,929,750
    Dividends......................................        519,873
                                                     -------------

        Total income*..............................      5,449,623
                                                     -------------
   EXPENSES:
    Management fees................................      3,835,607
    Custodian fees.................................        220,685
    Auditing fees..................................         19,955
    Reports to investors...........................         38,620
    Legal fees.....................................          4,349
    Trustees' fees.................................          1,164
    Interest expense...............................             --
    Amortization of organizational expenses........             --
    Other expenses.................................          3,297
                                                     -------------
        Total expenses before reimbursement and
          custody credits..........................      4,123,677
        Expenses reimbursed by the investment
          adviser..................................             --
        Custody credits earned on cash balances....        (26,790)
                                                     -------------
   Net investment income (loss)....................      1,352,736
                                                     -------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......     20,017,937
    Net realized gain (loss) on futures and options
      contracts....................................     (3,630,260)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................             --
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................   (134,243,205)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............             --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............       (261,410)
                                                     -------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (118,116,938)
                                                     =============
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(116,764,202)
                                                     =============
    * Net of foreign withholding taxes on interest
     and
     dividends of..................................  $          --
                                                     =============
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $          --
                                                     =============
    # Commenced operations July 5, 2000


    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                                                 INTERNATIONAL                   INTERNATIONAL
                                                         GROWTH       MARSICO     GROWTH AND        GLOBAL        DIVERSIFIED
                                                     OPPORTUNITIES#   GROWTH@       INCOME         EQUITIES        EQUITIES
   ---------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................   $   234,329     $ 6,012     $   689,677    $     925,959   $   3,680,561
    Dividends......................................        16,355       2,481       5,762,927        3,696,104       5,485,805
                                                     -------------------------------------------------------------------------
        Total income*..............................       250,684       8,493       6,452,604        4,622,063       9,166,366
                                                     -------------------------------------------------------------------------
   EXPENSES:
    Management fees................................        86,954       4,175       2,862,380        4,664,985       4,356,790
    Custodian fees.................................        40,060       8,120         656,141          821,741         868,396
    Auditing fees..................................        17,070      10,370          29,465           27,350          27,350
    Reports to investors...........................         1,138         340          23,195           44,380          29,855
    Legal fees.....................................           908         170             782            4,865           3,241
    Trustees' fees.................................            20          34             588            1,225             783
    Interest expense...............................            --          --              --           45,236              --
    Amortization of organizational expenses........            --          --           1,299               --              --
    Other expenses.................................           211          34           2,274            5,039           3,406
                                                     -------------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................       146,361      23,243       3,576,124        5,614,821       5,289,821
        Expenses reimbursed by the investment
          adviser..................................       (30,337)    (16,161)             --               --              --
        Custody credits earned on cash balances....           (85)     (2,170)         (1,706)          (7,731)         (4,101)
                                                     -------------------------------------------------------------------------
   Net investment income (loss)....................       134,745       3,581       2,878,186         (985,027)      3,880,646
                                                     -------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    (4,110,038)     23,529       7,458,152       65,512,006      31,208,392
    Net realized gain (loss) on futures and options
      contracts....................................            --          --              --               --      (9,211,245)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................            --          --         165,674       (1,371,937)     (4,890,966)
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................      (914,345)    242,467         232,627     (122,690,760)    (58,172,293)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............            --          --        (232,418)         144,567         340,054
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............            --          --              --               --      (2,312,785)
                                                     -------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............    (5,024,383)    265,996       7,624,035      (58,406,124)    (43,038,843)
                                                     -------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................   $(4,889,638)    $269,577    $10,502,221    $ (59,391,151)  $ (39,158,197)
                                                     =========================================================================
   ---------------
    * Net of foreign withholding taxes on interest
     and
     dividends of..................................   $        --     $    --     $   825,953    $     445,361   $     807,715
                                                     =========================================================================
   ** Net of foreign withholding taxes on capital
    gains of.......................................   $        --     $    --     $        --    $          --   $      27,544
                                                     =========================================================================
    # Commenced operations July 5, 2000
   @ Commenced operations December 29, 2000



                                                       EMERGING
                                                       MARKETS       TECHNOLOGY#
   ------------------------------------------------  ----------------------------
   INCOME:
    Interest.......................................  $    147,029   $    112,233
    Dividends......................................     1,236,339          4,252
                                                     ---------------------------
        Total income*..............................     1,383,368        116,485
                                                     ---------------------------
   EXPENSES:
    Management fees................................     1,333,574        251,412
    Custodian fees.................................       238,793         40,072
    Auditing fees..................................        29,020         16,608
    Reports to investors...........................         9,190          2,528
    Legal fees.....................................           499            882
    Trustees' fees.................................           108             33
    Interest expense...............................            --             --
    Amortization of organizational expenses........         1,299             --
    Other expenses.................................         1,001            211
                                                     ---------------------------
        Total expenses before reimbursement and
          custody credits..........................     1,613,484        311,746
        Expenses reimbursed by the investment
          adviser..................................            --             --
        Custody credits earned on cash balances....        (4,498)          (547)
                                                     ---------------------------
   Net investment income (loss)....................      (225,618)      (194,714)
                                                     ---------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    (2,577,175)   (11,885,249)
    Net realized gain (loss) on futures and options
      contracts....................................            --             --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................      (209,861)            --
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................   (31,639,529)    (8,070,710)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............        36,961             --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............            --             --
                                                     ---------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (34,389,604)   (19,955,959)
                                                     ---------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(34,615,222)  $(20,150,673)
                                                     ===========================
    * Net of foreign withholding taxes on interest
     and
     dividends of..................................  $    119,452   $         49
                                                     ===========================
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $    244,424   $         --
                                                     ===========================
    # Commenced operations July 5, 2000
    @ Commenced operations December 29, 2000

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                       CASH          CORPORATE        GLOBAL       HIGH-YIELD      WORLDWIDE
                                                    MANAGEMENT          BOND           BOND           BOND        HIGH INCOME
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    29,027,874   $ 14,848,898   $  5,305,472   $  32,273,374   $ 12,916,318
   Net realized gain (loss) on investments......         (826,684)    (3,234,818)    (3,573,516)    (17,584,619)     1,666,697
   Net realized gain (loss) on futures and
    options contracts...........................               --             --         (5,206)             --         99,598
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................               --             --      7,143,802              --        673,406
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4)....................................          191,751      3,182,723      3,093,633     (23,754,631)   (10,830,012)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...               --             --        775,464              --       (175,467)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................               --             --         58,410              --         (9,112)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................       28,392,941     14,796,803     12,798,059      (9,065,876)     4,341,428
                                                  ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........      (21,830,000)   (12,455,000)    (8,110,000)    (30,955,000)   (13,085,000)
   Distributions from net realized gain on
    investments.................................           (2,800)            --             --              --             --
                                                  ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................      (21,832,800)   (12,455,000)    (8,110,000)    (30,955,000)   (13,085,000)
                                                  ----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    7,299,994,051     54,192,852     40,670,578     165,553,410     27,642,587
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............       21,832,800     12,455,000      8,110,000      30,955,000     13,085,000
   Cost of shares repurchased...................   (7,390,970,157)   (53,963,787)   (41,085,872)   (166,985,972)   (39,151,597)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...      (69,143,306)    12,684,065      7,694,706      29,522,438      1,575,990
                                                  ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      (62,583,165)    15,025,868     12,382,765     (10,498,438)    (7,167,582)
   NET ASSETS:
   Beginning of period..........................      466,587,771    184,308,558    127,144,954     310,032,077    124,403,521
                                                  ----------------------------------------------------------------------------
   End of period................................  $   404,004,606   $199,334,426   $139,527,719   $ 299,533,639   $117,235,939
                                                  ============================================================================

   ---------------
   Undistributed net investment income (loss)...  $    29,014,790   $ 14,834,616   $  7,001,682   $  32,256,556   $ 12,409,054
                                                  ============================================================================
   Shares issued and repurchased:
   Sold.........................................      656,647,701      4,865,125      3,677,611      16,893,759      2,659,528
   Issued in reinvestment of dividends and
    distributions...............................        1,997,511      1,155,380        760,075       3,375,682      1,374,475
   Repurchased..................................     (665,003,082)    (4,836,936)    (3,727,067)    (16,676,208)    (3,741,559)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease)......................       (6,357,870)     1,183,569        710,619       3,593,233        292,444
                                                  ============================================================================


                                                    SUNAMERICA
                                                     BALANCED
   ---------------------------------------------  --------------
   OPERATIONS:
   Net investment income (loss).................  $   10,649,562
   Net realized gain (loss) on investments......      10,190,354
   Net realized gain (loss) on futures and
    options contracts...........................              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              --
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4)....................................     (58,068,360)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................              --
                                                  --------------
   Net increase (decrease) in net assets
    resulting from operations...................     (37,228,444)
                                                  --------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........      (6,795,000)
   Distributions from net realized gain on
    investments.................................      (2,990,000)
                                                  --------------
   Total dividends and distributions to
    shareholders................................      (9,785,000)
                                                  --------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     218,116,002
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............       9,785,000
   Cost of shares repurchased...................    (114,902,997)
                                                  --------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     112,998,005
                                                  --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      65,984,561
   NET ASSETS:
   Beginning of period..........................     509,054,125
                                                  --------------
   End of period................................  $  575,038,686
                                                  ==============
   ---------------
   Undistributed net investment income (loss)...  $   10,639,983
                                                  ==============
   Shares issued and repurchased:
   Sold.........................................      11,377,828
   Issued in reinvestment of dividends and
    distributions...............................         525,510
   Repurchased..................................      (6,010,267)
                                                  --------------
   Net increase (decrease)......................       5,893,071
                                                  ==============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                   MFS TOTAL         ASSET         TELECOM        EQUITY       EQUITY
                                                     RETURN       ALLOCATION       UTILITY+       INCOME        INDEX
   ---------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  8,296,909   $  18,797,874   $  3,321,287   $  143,454   $   424,438
   Net realized gain (loss) on investments......    13,937,430      10,046,189    (13,129,299)    (142,520)      478,630
   Net realized gain (loss) on futures and
    options contracts...........................            --        (398,161)            --           --       (20,305)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................        (5,449)        735,916            115           --            --
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4)....................................    23,874,632       6,198,156     (2,711,737)   1,050,936    (1,830,054)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...          (260)       (425,389)            --           --            --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --       1,362,203             --           --         6,201
                                                  ----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    46,103,262      36,316,788    (12,519,634)   1,051,870      (941,090)
                                                  ----------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........    (5,860,000)    (19,055,000)    (3,295,000)     (13,000)      (25,000)
   Distributions from net realized gain on
    investments.................................    (1,550,000)    (13,680,000)    (1,780,000)          --      (125,000)
                                                  ----------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................    (7,410,000)    (32,735,000)    (5,075,000)     (13,000)     (150,000)
                                                  ----------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................   143,349,019      64,246,628     38,017,331    1,380,912     9,091,257
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............     7,410,000      32,735,000      5,075,000       13,000       150,000
   Cost of shares repurchased...................   (95,094,214)   (146,316,448)   (32,974,408)    (787,812)   (7,850,748)
                                                  ----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    55,664,805     (49,334,820)    10,117,923      606,100     1,390,509
                                                  ----------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    94,358,067     (45,753,032)    (7,476,711)   1,644,970       299,419
   NET ASSETS:
   Beginning of period..........................   208,919,468     699,062,674    120,158,934    6,669,648    63,486,834
                                                  ----------------------------------------------------------------------
   End of period................................  $303,277,535   $ 653,309,642   $112,682,223   $8,314,618   $63,786,253
                                                  ======================================================================

   ---------------
   Undistributed net investment income (loss)...  $  8,296,383   $  19,284,745   $  3,310,823   $  141,339   $   416,535
                                                  ======================================================================
   Shares issued and repurchased:
   Sold.........................................     9,495,823       4,303,450      2,797,088      131,884       752,442
   Issued in reinvestment of dividends and
    distributions...............................       485,265       2,279,596        379,581        1,184        12,669
   Repurchased..................................    (6,406,751)     (9,825,816)    (2,413,958)     (74,177)     (656,015)
                                                  ----------------------------------------------------------------------
   Net increase (decrease)......................     3,574,337      (3,242,770)       762,711       58,891       109,096
                                                  ======================================================================


                                                      GROWTH-
                                                      INCOME
   ---------------------------------------------  ---------------
   OPERATIONS:
   Net investment income (loss).................  $    11,813,743
   Net realized gain (loss) on investments......       21,577,185
   Net realized gain (loss) on futures and
    options contracts...........................      (12,505,126)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................               --
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4)....................................      (64,468,799)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...               --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................        3,705,438
                                                  ---------------
   Net increase (decrease) in net assets
    resulting from operations...................      (39,877,559)
                                                  ---------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........       (8,300,000)
   Distributions from net realized gain on
    investments.................................      (99,405,000)
                                                  ---------------
   Total dividends and distributions to
    shareholders................................     (107,705,000)
                                                  ---------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................      628,021,402
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      107,705,000
   Cost of shares repurchased...................     (485,413,783)
                                                  ---------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...      250,312,619
                                                  ---------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      102,730,060
   NET ASSETS:
   Beginning of period..........................    1,828,339,709
                                                  ---------------
   End of period................................  $ 1,931,069,769
                                                  ===============
   ---------------
   Undistributed net investment income (loss)...  $    11,808,550
                                                  ===============
   Shares issued and repurchased:
   Sold.........................................       19,747,376
   Issued in reinvestment of dividends and
    distributions...............................        3,592,562
   Repurchased..................................      (15,394,320)
                                                  ---------------
   Net increase (decrease)......................        7,945,618
                                                  ===============

     + Formerly Utility
    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                                      DAVIS                                          GOLDMAN
                                                    FEDERATED        VENTURE        "DOGS" OF        ALLIANCE         SACHS
                                                      VALUE           VALUE+       WALL STREET        GROWTH        RESEARCH#
   ----------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $   3,415,259   $   12,205,493   $  2,388,255   $   (3,055,609)  $    (75,597)
   Net realized gain (loss) on investments......      6,278,052      386,232,138    (10,186,179)      60,064,696     (2,954,880)
   Net realized gain (loss) on futures and
    options contracts...........................             --               --             --               --          7,480
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            (31)             390             --               --             --
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4)....................................     11,728,874     (101,413,566)    16,911,689     (379,043,130)     1,233,342
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             --               --             --               --             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --               --             --               --         (9,654)
                                                  -----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     21,422,154      297,024,455      9,113,765     (322,034,043)    (1,799,309)
                                                  -----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........     (2,290,000)     (10,745,000)    (2,215,000)              --             --
   Distributions from net realized gain on
    investments.................................     (8,095,000)     (26,020,000)      (920,000)    (406,065,000)      (140,000)
                                                  -----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................    (10,385,000)     (36,765,000)    (3,135,000)    (406,065,000)      (140,000)
                                                  -----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    119,407,457      845,975,741     32,702,065    1,229,461,424     53,646,912
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............     10,385,000       36,765,000      3,135,000      406,065,000        140,000
   Cost of shares repurchased...................   (117,601,777)    (638,949,042)   (48,670,645)    (972,742,893)   (11,944,778)
                                                  -----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     12,190,680      243,791,699    (12,833,580)     662,783,531     41,842,134
                                                  -----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     23,227,834      504,051,154     (6,854,815)     (65,315,512)    39,902,825
   NET ASSETS:
   Beginning of period..........................    208,487,855    2,303,994,215     98,924,463    2,875,413,362             --
                                                  -----------------------------------------------------------------------------
   End of period................................  $ 231,715,689   $2,808,045,369   $ 92,069,648   $2,810,097,850   $ 39,902,825
                                                  =============================================================================

   ---------------
   Undistributed net investment income (loss)...  $   3,406,723   $   12,193,663   $  2,365,827   $           --   $         --
                                                  =============================================================================
   Shares issued and repurchased:
   Sold.........................................      7,409,533       29,690,543      3,954,136       35,052,017      5,138,765
   Issued in reinvestment of dividends and
    distributions...............................        668,706        1,344,733        406,615       13,571,692         14,344
   Repurchased..................................     (7,355,261)     (22,572,954)    (5,949,664)     (27,571,200)    (1,131,635)
                                                  -----------------------------------------------------------------------------
   Net increase (decrease)......................        722,978        8,462,322     (1,588,913)      21,052,509      4,021,474
                                                  =============================================================================

                                                       MFS
                                                    GROWTH AND
                                                      INCOME
   ---------------------------------------------  --------------
   OPERATIONS:
   Net investment income (loss).................  $    2,111,249
   Net realized gain (loss) on investments......      15,070,807
   Net realized gain (loss) on futures and
    options contracts...........................              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................         (80,505)
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4)....................................      (5,070,787)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            (783)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................              --
                                                  --------------
   Net increase (decrease) in net assets
    resulting from operations...................      12,029,981
                                                  --------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........      (1,995,000)
   Distributions from net realized gain on
    investments.................................              --
                                                  --------------
   Total dividends and distributions to
    shareholders................................      (1,995,000)
                                                  --------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     121,414,976
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............       1,995,000
   Cost of shares repurchased...................    (101,148,992)
                                                  --------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...      22,260,984
                                                  --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      32,295,965
   NET ASSETS:
   Beginning of period..........................     337,221,603
                                                  --------------
   End of period................................  $  369,517,568
                                                  ==============
   ---------------
   Undistributed net investment income (loss)...  $    2,014,177
                                                  ==============
   Shares issued and repurchased:
   Sold.........................................       8,718,543
   Issued in reinvestment of dividends and
    distributions...............................         143,525
   Repurchased..................................      (7,280,340)
                                                  --------------
   Net increase (decrease)......................       1,581,728
                                                  ==============

     + Formerly Venture Value

     # Commenced operations July 5, 2000

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                                                                 SMALL           MFS
                                                     PUTNAM        BLUE CHIP        REAL        COMPANY        MID-CAP
                                                     GROWTH         GROWTH#        ESTATE        VALUE         GROWTH
   ----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    (852,163)  $    55,550   $  2,711,167   $  (22,625)  $    (461,560)
   Net realized gain (loss) on investments......     16,852,544      (944,298)    (1,341,753)     848,225      47,730,689
   Net realized gain (loss) on futures and
    options contracts...........................             --            --             --           --              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --            --            224           --              --
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4)....................................   (133,620,938)     (768,594)    13,618,903      218,129     (24,699,609)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             --            --             --           --              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --            --             --           --              --
                                                  -----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................   (117,620,557)   (1,657,342)    14,988,541    1,043,729      22,569,520
                                                  -----------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........             --       (42,000)    (2,490,000)          --              --
   Distributions from net realized gain on
    investments.................................    (70,727,000)           --             --     (811,000)     (5,065,000)
                                                  -----------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................    (70,727,000)      (42,000)    (2,490,000)    (811,000)     (5,065,000)
                                                  -----------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    247,978,865    27,182,232     69,817,796    1,489,327     407,143,426
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............     70,727,000        42,000      2,490,000      811,000       5,065,000
   Cost of shares repurchased...................   (181,311,699)   (9,723,505)   (62,347,625)  (3,350,015)   (143,826,183)
                                                  -----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    137,394,166    17,500,727      9,960,171   (1,049,688)    268,382,243
                                                  -----------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (50,953,391)   15,801,385     22,458,712     (816,959)    285,886,763
   NET ASSETS:
   Beginning of period..........................    783,896,120            --     53,765,704    5,226,444      81,636,299
                                                  -----------------------------------------------------------------------
   End of period................................  $ 732,942,729   $15,801,385   $ 76,224,416   $4,409,485   $ 367,523,062
                                                  =======================================================================

   ---------------
   Undistributed net investment income (loss)...  $          --   $    13,550   $  2,697,630   $       --   $          --
                                                  -----------------------------------------------------------------------
   Shares issued and repurchased:
   Sold.........................................      9,572,310     2,741,335      7,312,562      130,656      21,687,584
   Issued in reinvestment of dividends and
    distributions...............................      3,049,892         4,789        255,123       78,435         280,921
   Repurchased..................................     (7,075,890)     (947,489)    (6,542,274)    (283,771)     (7,846,563)
                                                  -----------------------------------------------------------------------
   Net increase (decrease)......................      5,546,312     1,798,635      1,025,411      (74,680)     14,121,942
                                                  =======================================================================


                                                    AGGRESSIVE
                                                      GROWTH
   ---------------------------------------------  --------------
   OPERATIONS:
   Net investment income (loss).................  $    1,352,736
   Net realized gain (loss) on investments......      20,017,937
   Net realized gain (loss) on futures and
    options contracts...........................      (3,630,260)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              --
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4)....................................    (134,243,205)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................        (261,410)
                                                  --------------
   Net increase (decrease) in net assets
    resulting from operations...................    (116,764,202)
                                                  --------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........         (50,000)
   Distributions from net realized gain on
    investments.................................     (51,530,000)
                                                  --------------
   Total dividends and distributions to
    shareholders................................     (51,580,000)
                                                  --------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     695,007,367
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      51,580,000
   Cost of shares repurchased...................    (532,490,475)
                                                  --------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     214,096,892
                                                  --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      45,752,690
   NET ASSETS:
   Beginning of period..........................     450,072,925
                                                  --------------
   End of period................................  $  495,825,615
                                                  ==============
   ---------------
   Undistributed net investment income (loss)...  $    1,348,657
                                                  --------------
   Shares issued and repurchased:
   Sold.........................................      29,625,094
   Issued in reinvestment of dividends and
    distributions...............................       2,399,070
   Repurchased..................................     (23,853,149)
                                                  --------------
   Net increase (decrease)......................       8,171,015
                                                  ==============

     # Commenced operations July 5, 2000

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                                              INTERNATIONAL                      INTERNATIONAL
                                                   GROWTH         MARSICO      GROWTH AND         GLOBAL          DIVERSIFIED
                                               OPPORTUNITIES#     GROWTH@        INCOME          EQUITIES          EQUITIES
   ----------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss)..............   $    134,745    $     3,581   $  2,878,186    $      (985,027)  $     3,880,646
   Net realized gain (loss) on investments...     (4,110,038)        23,529      7,458,152         65,512,006        31,208,392
   Net realized gain (loss) on futures and
    options contracts........................             --             --             --                 --        (9,211,245)
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........             --             --        165,674         (1,371,937)       (4,890,966)
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4).................................       (914,345)       242,467        232,627       (122,690,760)      (58,172,293)
   Change in unrealized foreign exchange
    gain/loss on other assets and
    liabilities..............................             --             --       (232,418)           144,567           340,054
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts........................             --             --             --                 --        (2,312,785)
                                               --------------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations................     (4,889,638)       269,577     10,502,221        (59,391,151)      (39,158,197)
                                               --------------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS:
   Dividends from net investment income......       (133,000)            --     (2,880,000)          (855,000)       (3,420,000)
   Distributions from net realized gain on
    investments..............................             --             --     (3,250,000)       (50,390,000)      (61,700,000)
                                               --------------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders.............................       (133,000)            --     (6,130,000)       (51,245,000)      (65,120,000)
                                               --------------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold.................     50,991,506      5,331,452    419,188,515      1,083,126,840     3,581,057,826
   Proceeds from shares issued for
    reinvestment of dividends and
    distributions............................        133,000             --      6,130,000         51,245,000        65,120,000
   Cost of shares repurchased................    (17,265,620)        (5,413)  (341,539,044)    (1,006,163,301)   (3,564,878,720)
                                               --------------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share
    transactions.............................     33,858,886      5,326,039     83,779,471        128,208,539        81,299,106
                                               --------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...     28,836,248      5,595,616     88,151,692         17,572,388       (22,979,091)
   NET ASSETS:
   Beginning of period.......................             --             --    253,962,040        632,494,678       464,988,022
                                               --------------------------------------------------------------------------------
   End of period.............................   $ 28,836,248    $ 5,595,616   $342,113,732    $   650,067,066   $   442,008,931
                                               ================================================================================

   ---------------
   Undistributed net investment income
    (loss)...................................   $      1,745    $     3,581   $ (1,024,137)   $    (2,481,256)  $    (1,069,868)
                                               ================================================================================
   Shares issued and repurchased:
   Sold......................................      5,022,181        531,505     33,029,962         53,602,664       276,795,052
   Issued in reinvestment of dividends and
    distributions............................         14,994             --        504,112          2,831,188         5,840,359
   Repurchased...............................     (1,808,669)          (494)   (26,858,556)       (49,350,327)     (272,907,750)
                                               --------------------------------------------------------------------------------
   Net increase (decrease)...................      3,228,506        531,011      6,675,518          7,083,525         9,727,661
                                               ================================================================================


                                                 EMERGING
                                                 MARKETS       TECHNOLOGY#
   ------------------------------------------  ----------------------------
   OPERATIONS:
   Net investment income (loss)..............  $   (225,618)  $    (194,714)
   Net realized gain (loss) on investments...    (2,577,175)    (11,885,249)
   Net realized gain (loss) on futures and
    options contracts........................            --              --
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........      (209,861)             --
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4).................................   (31,639,529)     (8,070,710)
   Change in unrealized foreign exchange
    gain/loss on other assets and
    liabilities..............................        36,961              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts........................            --              --
                                               ----------------------------
   Net increase (decrease) in net assets
    resulting from operations................   (34,615,222)    (20,150,673)
                                               ----------------------------
   DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS:
   Dividends from net investment income......      (605,000)             --
   Distributions from net realized gain on
    investments..............................    (1,760,000)             --
                                               ----------------------------
   Total dividends and distributions to
    shareholders.............................    (2,365,000)             --
                                               ----------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold.................   136,576,272      93,222,710
   Proceeds from shares issued for
    reinvestment of dividends and
    distributions............................     2,365,000              --
   Cost of shares repurchased................  (108,193,566)    (16,749,186)
                                               ----------------------------
   Net increase (decrease) in net assets
    resulting from capital share
    transactions.............................    30,747,706      76,473,524
                                               ----------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...    (6,232,516)     56,322,851
   NET ASSETS:
   Beginning of period.......................   102,739,950              --
                                               ----------------------------
   End of period.............................    96,507,434   $  56,322,851
                                               ============================
   ---------------
   Undistributed net investment income
    (loss)...................................  $ (1,116,999)  $          --
                                               ============================
   Shares issued and repurchased:
   Sold......................................    14,035,157       9,768,132
   Issued in reinvestment of dividends and
    distributions............................       335,307              --
   Repurchased...............................   (11,356,639)     (1,900,263)
                                               ----------------------------
   Net increase (decrease)...................     3,013,825       7,867,869
                                               ============================

     # Commenced operations July 5, 2000

     @ Commenced operations December 29, 2000
    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED JANUARY 31, 2000

                                                                                                                   WORLDWIDE
                                                       CASH          CORPORATE        GLOBAL       HIGH-YIELD         HIGH
                                                    MANAGEMENT          BOND           BOND           BOND           INCOME
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    21,827,619   $ 12,445,912   $  4,657,272   $  30,948,163   $ 12,734,968
   Net realized gain (loss) on investments......           (3,292)    (2,851,684)    (5,166,305)    (13,896,284)       677,539
   Net realized gain (loss) on futures and
    options contracts...........................               --             --             --              --         98,391
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................               --             --      4,032,014              --        401,422
   Change in unrealized
    appreciation/depreciation on investments....         (213,087)   (14,305,964)    (6,974,420)     (1,437,940)     6,825,212
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...               --             --      1,172,246              --         50,084
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................               --             --             --              --        123,142
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................       21,611,240     (4,711,736)    (2,279,193)     15,613,939     20,910,758
                                                  ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........      (12,240,000)    (8,230,000)    (5,160,000)    (30,360,000)   (13,765,000)
   Distributions from net realized gain on
    investments.................................           (2,500)            --     (4,504,000)             --             --
                                                  ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................      (12,242,500)    (8,230,000)    (9,664,000)    (30,360,000)   (13,765,000)
                                                  ----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    4,388,297,563     90,669,345     51,027,350     203,819,890     37,099,911
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............       12,242,500      8,230,000      9,664,000      30,360,000     13,765,000
   Cost of shares repurchased...................   (4,220,690,574)   (60,453,154)   (43,909,286)   (202,438,836)   (50,583,732)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...      179,849,489     38,446,191     16,782,064      31,741,054        281,179
                                                  ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      189,218,229     25,504,455      4,838,871      16,994,993      7,426,937
   NET ASSETS:
   Beginning of period..........................      277,369,542    158,804,103    122,306,083     293,037,084    116,976,584
                                                  ----------------------------------------------------------------------------
   End of period................................  $   466,587,771   $184,308,558   $127,144,954   $ 310,032,077   $124,403,521
                                                  ============================================================================

   ---------------
   Undistributed net investment income (loss)...  $    21,817,100   $ 12,434,932   $  6,440,721   $  30,938,182   $ 12,942,087
                                                  ============================================================================
   Shares issued and repurchased:
   Sold.........................................      406,632,893      7,899,649      4,514,740      18,488,582      3,548,135
   Issued in reinvestment of dividends and
    distributions...............................        1,146,301        749,545        905,717       2,959,064      1,444,386
   Repurchased..................................     (391,100,913)    (5,311,866)    (3,918,582)    (18,342,951)    (4,806,758)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease)......................       16,678,281      3,337,328      1,501,875       3,104,695        185,763
                                                  ============================================================================


                                                   SUNAMERICA
                                                    BALANCED
   ------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $   6,794,534
   Net realized gain (loss) on investments......      1,075,070
   Net realized gain (loss) on futures and
    options contracts...........................             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --
   Change in unrealized
    appreciation/depreciation on investments....     40,470,065
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................     48,339,669
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........     (2,250,000)
   Distributions from net realized gain on
    investments.................................     (4,125,000)
                                                  -------------
   Total dividends and distributions to
    shareholders................................     (6,375,000)
                                                  -------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    347,827,921
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      6,375,000
   Cost of shares repurchased...................    (81,991,264)
                                                  -------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    272,211,657
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    314,176,326
   NET ASSETS:
   Beginning of period..........................    194,877,799
                                                  -------------
   End of period................................  $ 509,054,125
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $   6,785,421
                                                  =============
   Shares issued and repurchased:
   Sold.........................................     19,590,678
   Issued in reinvestment of dividends and
    distributions...............................        376,328
   Repurchased..................................     (4,570,322)
                                                  -------------
   Net increase (decrease)......................     15,396,684
                                                  =============

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2000

                                                   MFS TOTAL         ASSET         TELECOM        EQUITY         EQUITY
                                                     RETURN       ALLOCATION       UTILITY+       INCOME         INDEX
   -----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  5,862,934   $  19,283,357   $  3,367,434   $   120,213   $    314,118
   Net realized gain (loss) on investments......       780,275      14,357,105      1,067,698      (131,707)        84,382
   Net realized gain (loss) on futures and
    options contracts...........................            --        (684,649)            --            --         35,075
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................        (5,562)        (98,731)        (4,606)           --             --
   Change in unrealized
    appreciation/depreciation on investments....    (7,757,621)      9,240,954        263,120        47,548      2,111,164
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...          (625)         33,659             --            --             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --      (3,734,616)            --            --         (3,875)
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    (1,120,599)     38,397,079      4,693,646        36,054      2,540,864
                                                  ------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........    (3,330,000)    (21,955,000)    (1,675,000)     (110,000)      (298,000)
   Distributions from net realized gain on
    investments.................................   (20,238,000)    (36,667,000)    (4,225,000)     (135,000)        (5,000)
                                                  ------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................   (23,568,000)    (58,622,000)    (5,900,000)     (245,000)      (303,000)
                                                  ------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................   104,423,766     140,892,369     78,569,397     7,214,357     65,055,102
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............    23,568,000      58,622,000      5,900,000       245,000        303,000
   Cost of shares repurchased...................   (39,715,767)   (204,743,239)   (40,427,165)   (5,867,921)   (15,276,845)
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    88,275,999      (5,228,870)    44,042,232     1,591,436     50,081,257
                                                  ------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    63,587,400     (25,453,791)    42,835,878     1,382,490     52,319,121
   NET ASSETS:
   Beginning of period..........................   145,332,068     724,516,465     77,323,056     5,287,158     11,167,713
                                                  ------------------------------------------------------------------------
   End of period................................  $208,919,468   $ 699,062,674   $120,158,934   $ 6,669,648   $ 63,486,834
                                                  ========================================================================

   ---------------
   Undistributed net investment income (loss)...  $  5,845,758   $  18,980,133   $  3,284,421   $    10,885   $     18,192
                                                  ========================================================================
   Shares issued and repurchased:
   Sold.........................................     6,864,765       9,430,552      5,379,926       672,842      5,631,230
   Issued in reinvestment of dividends and
    distributions...............................     1,657,384       4,241,823        417,256        23,340         24,328
   Repurchased..................................    (2,647,509)    (13,730,751)    (2,771,040)     (546,657)    (1,312,250)
                                                  ------------------------------------------------------------------------
   Net increase (decrease)......................     5,874,640         (58,376)     3,026,142       149,525      4,343,308
                                                  ========================================================================


                                                     GROWTH-         FEDERATED
                                                      INCOME           VALUE
   ------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    8,299,198   $   2,286,797
   Net realized gain (loss) on investments......      93,405,209       8,090,370
   Net realized gain (loss) on futures and
    options contracts...........................       6,590,063              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              47              27
   Change in unrealized
    appreciation/depreciation on investments....     155,039,489     (12,756,709)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...              --              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................      (6,330,938)             --
                                                  ------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     257,003,068      (2,379,515)
                                                  ------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........      (7,340,000)     (1,340,000)
   Distributions from net realized gain on
    investments.................................     (68,910,000)     (7,780,000)
                                                  ------------------------------
   Total dividends and distributions to
    shareholders................................     (76,250,000)     (9,120,000)
                                                  ------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     753,127,119     150,995,496
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      76,250,000       9,120,000
   Cost of shares repurchased...................    (387,903,829)    (99,303,632)
                                                  ------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     441,473,290      60,811,864
                                                  ------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     622,226,358      49,312,349
   NET ASSETS:
   Beginning of period..........................   1,206,113,351     159,175,506
                                                  ------------------------------
   End of period................................  $1,828,339,709   $ 208,487,855
                                                  ==============================
   ---------------
   Undistributed net investment income (loss)...  $    8,294,807   $   2,281,495
                                                  ==============================
   Shares issued and repurchased:
   Sold.........................................      25,761,982       8,867,483
   Issued in reinvestment of dividends and
    distributions...............................       2,769,706         549,398
   Repurchased..................................     (13,272,829)     (5,860,458)
                                                  ------------------------------
   Net increase (decrease)......................      15,258,859       3,556,423
                                                  ==============================

     + Formerly Utility
    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2000

                                                                                                       MFS
                                                      DAVIS                                           GROWTH
                                                     VENTURE        "DOGS" OF        ALLIANCE          AND           PUTNAM
                                                      VALUE+       WALL STREET        GROWTH          INCOME         GROWTH
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $   10,739,261   $  2,206,734   $   (2,562,576)  $  2,005,675   $   (556,550)
   Net realized gain (loss) on investments......      23,467,320        592,966      404,269,862     (2,652,416)    70,783,758
   Net realized gain (loss) on futures and
    options contracts...........................              --             --               --             --             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              --             --               28        (17,880)            --
   Change in unrealized
    appreciation/depreciation on investments....     222,877,928    (15,502,372)     (75,289,682)     5,348,598     33,747,739
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...              --             --               --         (1,130)            --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................              --             --               --             --             --
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     257,084,509    (12,702,672)     326,417,632      4,682,847    103,974,947
                                                  ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........     (15,550,000)      (550,000)      (2,760,000)      (555,000)      (270,000)
   Distributions from net realized gain on
    investments.................................     (73,875,000)    (2,840,000)    (186,455,000)   (66,583,000)   (19,595,000)
                                                  ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................     (89,425,000)    (3,390,000)    (189,215,000)   (67,138,000)   (19,865,000)
                                                  ----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     754,798,296     80,595,371    1,562,412,801    143,219,383    340,299,010
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      89,425,000      3,390,000      189,215,000     67,138,000     19,865,000
   Cost of shares repurchased...................    (548,242,140)   (47,030,085)    (878,340,940)   (76,749,569)  (155,190,371)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     295,981,156     36,955,286      873,286,861    133,607,814    204,973,639
                                                  ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     463,640,665     20,862,614    1,010,489,493     71,152,661    289,083,586
   NET ASSETS:
   Beginning of period..........................   1,840,353,550     78,061,849    1,864,923,869    266,068,942    494,812,534
                                                  ----------------------------------------------------------------------------
   End of period................................  $2,303,994,215   $ 98,924,463   $2,875,413,362   $337,221,603   $783,896,120
                                                  ============================================================================

   ---------------
   Undistributed net investment income (loss)...  $   10,732,780   $  2,204,407   $           --   $  1,978,433   $         --
                                                  ============================================================================
   Shares issued and repurchased:
   Sold.........................................      29,377,168      8,317,272       45,030,620      9,484,980     14,097,987
   Issued in reinvestment of dividends and
    distributions...............................       3,632,210        337,649        6,089,958      5,148,620        891,207
   Repurchased..................................     (21,346,303)    (4,985,379)     (25,415,768)    (5,048,143)    (6,415,096)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease)......................      11,663,075      3,669,542       25,704,810      9,585,457      8,574,098
                                                  ============================================================================


                                                                    SMALL
                                                      REAL         COMPANY
                                                     ESTATE         VALUE
   ------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  2,488,531   $   (20,513)
   Net realized gain (loss) on investments......    (9,206,296)      131,700
   Net realized gain (loss) on futures and
    options contracts...........................            --            --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --            --
   Change in unrealized
    appreciation/depreciation on investments....     1,868,892       153,921
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --            --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --            --
                                                  --------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    (4,848,873)      265,108
                                                  --------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........    (2,075,000)           --
   Distributions from net realized gain on
    investments.................................            --       (24,000)
                                                  --------------------------
   Total dividends and distributions to
    shareholders................................    (2,075,000)      (24,000)
                                                  --------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    33,782,063     2,811,470
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............     2,075,000        24,000
   Cost of shares repurchased...................   (33,671,802)   (2,874,170)
                                                  --------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     2,185,261       (38,700)
                                                  --------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (4,738,612)      202,408
   NET ASSETS:
   Beginning of period..........................    58,504,316     5,024,036
                                                  --------------------------
   End of period................................  $ 53,765,704   $ 5,226,444
                                                  ==========================
   ---------------
   Undistributed net investment income (loss)...  $  2,473,775   $        --
                                                  ==========================
   Shares issued and repurchased:
   Sold.........................................     3,599,952       273,480
   Issued in reinvestment of dividends and
    distributions...............................       223,841         2,323
   Repurchased..................................    (3,608,121)     (279,818)
                                                  --------------------------
   Net increase (decrease)......................       215,672        (4,015)
                                                  ==========================

     + Formerly Venture Value
    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2000

                                                      MFS                        INTERNATIONAL                    INTERNATIONAL
                                                    MID-CAP       AGGRESSIVE      GROWTH AND        GLOBAL         DIVERSIFIED
                                                    GROWTH#         GROWTH          INCOME         EQUITIES         EQUITIES
   -----------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    (25,315)  $      48,289   $   2,301,910   $   1,528,058   $     3,818,521
   Net realized gain (loss) on investments......     5,957,086      55,875,808      22,478,721      51,315,681        57,615,434
   Net realized gain (loss) on futures and
    options contracts...........................            --      (4,533,482)             --              --         6,817,431
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             3              --      (1,191,924)       (807,539)       (2,392,903)
   Change in unrealized
    appreciation/depreciation on investments....     4,075,821      84,249,404       3,849,811      61,644,825         3,235,811
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --              --       1,073,259         (96,050)          (47,677)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --         261,410              --              --         2,420,745
                                                  ------------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    10,007,595     135,901,429      28,511,777     113,584,975        71,467,362
                                                  ------------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........            --        (388,000)     (7,900,000)     (5,295,000)       (6,460,000)
   Distributions from net realized gain on
    investments.................................      (875,000)    (16,975,000)    (15,640,000)    (34,510,000)       (2,475,000)
                                                  ------------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................      (875,000)    (17,363,000)    (23,540,000)    (39,805,000)       (8,935,000)
                                                  ------------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    98,056,668     318,418,623     313,818,789     752,838,815     2,370,358,397
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............       875,000      17,363,000      23,540,000      39,805,000         8,935,000
   Cost of shares repurchased...................   (26,427,964)   (186,560,288)   (230,865,197)   (697,067,540)   (2,350,622,260)
                                                  ------------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    72,503,704     149,221,335     106,493,592      95,576,275        28,671,137
                                                  ------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    81,636,299     267,759,764     111,465,369     169,356,250        91,203,499
   NET ASSETS:
   Beginning of period..........................            --     182,313,161     142,496,671     463,138,428       373,784,523
                                                  ------------------------------------------------------------------------------
   End of period................................  $ 81,636,299   $ 450,072,925   $ 253,962,040   $ 632,494,678   $   464,988,022
                                                  ==============================================================================

   ---------------
   Undistributed net investment income (loss)...  $         --   $      45,921   $  (2,007,971)  $     176,725   $     1,828,471
                                                  ==============================================================================
   Shares issued and repurchased:
   Sold.........................................     7,178,260      17,586,736      24,187,004      39,611,565       172,093,962
   Issued in reinvestment of dividends and
    distributions...............................        54,825       1,212,500       1,827,598       2,303,530           676,893
   Repurchased..................................    (1,999,679)    (10,737,769)    (17,733,019)    (36,807,549)     (170,003,902)
                                                  ------------------------------------------------------------------------------
   Net increase (decrease)......................     5,233,406       8,061,467       8,281,583       5,107,546         2,766,953
                                                  ==============================================================================
   # Commenced operations April 1, 1999


                                                    EMERGING
                                                     MARKETS
   ---------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss).................  $    (240,963)
   Net realized gain (loss) on investments......      9,519,304
   Net realized gain (loss) on futures and
    options contracts...........................             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................       (230,976)
   Change in unrealized
    appreciation/depreciation on investments....     25,006,364
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...         72,542
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................     34,126,271
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........         (4,000)
   Distributions from net realized gain on
    investments.................................             --
                                                  -------------
   Total dividends and distributions to
    shareholders................................         (4,000)
                                                  -------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     89,264,149
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............          4,000
   Cost of shares repurchased...................    (53,358,624)
                                                  -------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     35,909,525
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     70,031,796
   NET ASSETS:
   Beginning of period..........................     32,708,154
                                                  -------------
   End of period................................  $ 102,739,950
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $    (273,663)
                                                  =============
   Shares issued and repurchased:
   Sold.........................................     10,036,047
   Issued in reinvestment of dividends and
    distributions...............................            492
   Repurchased..................................     (5,958,373)
                                                  -------------
   Net increase (decrease)......................      4,078,166
                                                  =============
   # Commenced operations April 1, 1999

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    NOTES TO FINANCIAL STATEMENTS

   1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: SunAmerica Series Trust ("the Trust"), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life contracts.

     The Trust issues separate series of shares ("the Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objectives. The Trustees may establish additional series in the future. All shares may be purchased or redeemed at net asset value without any sales or redemption charge.

   The investment objectives for the portfolios included in this report are as follows:

   The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

   The CORPORATE BOND PORTFOLIO seeks high total return with only moderate price risk by investing primarily in investment grade fixed income securities.

   The GLOBAL BOND PORTFOLIO seeks high total return, emphasizing current income and, to a lesser extent, capital appreciation, by investing in high quality fixed income securities of U.S. and foreign issuers and transactions in foreign currencies.

   The HIGH-YIELD BOND PORTFOLIO seeks high current income and, secondarily, capital appreciation by investing primarily in intermediate and long-term corporate obligations, emphasizing higher-yielding, higher-risk, lower-rated or unrated securities (junk bonds) with a primary focus on "B" rated high-yield bonds.

   The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation by investing primarily in high-yielding fixed income securities (junk bonds) of issuers located throughout the world.

   The SUNAMERICA BALANCED PORTFOLIO seeks conservation of principal by maintaining at all times a balanced portfolio of stocks and bonds, with at least 25% invested in fixed income securities.

   The MFS TOTAL RETURN PORTFOLIO seeks current income, long-term capital growth and conservation of capital by investing primarily in common stocks and fixed income securities, with an emphasis on income-producing securities that appear to have some potential for capital enhancement.

   The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with long-term preservation of capital by investing in a diversified portfolio that may include common stocks and other securities with common stock characteristics, bonds and other intermediate and long-term fixed income securities and money market instruments.

   The TELECOM UTILITY PORTFOLIO (formerly Utility Portfolio) seeks high current income and moderate capital appreciation by investing primarily in equity and debt securities of utility companies.

   The EQUITY INCOME PORTFOLIO seeks long-term capital appreciation and income by investing primarily in equity securities that are expected to pay above-average dividends.

   The EQUITY INDEX PORTFOLIO seeks investment results that correspond with the performance of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R)") by investing primarily in common stocks included in the S&P 500(R).

   The GROWTH-INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks or securities that demonstrate the potential for appreciation and/or dividends.

   The FEDERATED VALUE PORTFOLIO seeks growth of capital and income by investing primarily in the securities of high quality companies.

   The DAVIS VENTURE VALUE PORTFOLIO (formerly Venture Value Portfolio) seeks growth of capital by investing primarily in common stocks of companies with market capitalizations of at least $5 billion.

   The "DOGS" OF WALL STREET PORTFOLIO seeks total return (including capital appreciation and current income) by investing in thirty high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market.

---------------------
    178

   The ALLIANCE GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings.

   The GOLDMAN SACHS RESEARCH PORTFOLIO seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in U.S. equity securities, including securities of foreign issuers that are traded in the U.S. Under normal circumstances, the Portfolio will only purchase equity securities that are included in the Goldman Sachs Global Investment Research Division's U.S. Select List and will sell securities that have been removed from the U.S. Select List.

   The MFS GROWTH AND INCOME PORTFOLIO seeks reasonable current income and long-term growth of capital and income by investing primarily in equity securities.

   The PUTNAM GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics that its Subadviser believes have above-average growth prospects.

   The BLUE CHIP GROWTH PORTFOLIO seeks capital appreciation by investing primarily in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

   The REAL ESTATE PORTFOLIO seeks total return through a combination of growth and income by investing primarily in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments.

   The SMALL COMPANY VALUE PORTFOLIO seeks capital appreciation by investing in a broadly diversified portfolio of equity securities of small companies generally with market capitalizations of less than $1 billion.

   The MFS MID-CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies, generally with market capitalizations between $1 billion and $5 billion, that its Subadviser believes have above-average growth potential.

   The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation by investing primarily in equity securities of high growth companies including small growth companies with market capitalizations under $1 billion.

   The GROWTH OPPORTUNITIES PORTFOLIO seeks capital appreciation by investing primarily in common stocks that demonstrate the potential for capital appreciation, issued generally by mid-cap companies.

   The MARSICO GROWTH PORTFOLIO seeks long-term growth of capital by investing under normal circumstances at least 65% in equity securities of large companies with a general core position of 20 to 30 common stocks.

   The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital and, secondarily, current income by investing primarily in common stocks traded on markets outside the U.S.

   The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital through investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engages in transactions in foreign currencies.

   The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation by investing (in accordance with country and sector weightings determined by its Subadviser) in common stocks of foreign issuers that, in the aggregate, replicate broad country and sector indices.

   The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies that its Subadviser believes have above-average growth prospects primarily in emerging markets outside the U.S.

   The TECHNOLOGY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities that demonstrate the potential for capital appreciation, issued by companies the Subadvisor believes are positioned to benefit from involvement in technology and technology-related industries worldwide.

   2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Trust, and the results of its operations, the changes in its net assets and its financial highlights for the periods then ended. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

     SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it
                                                           ---------------------
   appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Developing markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

     FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

     The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

     Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

     SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As is customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Interest income is accrued daily except when collection is not expected. Dividend income and distributions are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust amortizes all premiums and accretes all discounts on fixed income securities; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

     Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

     The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets are not affected.

     For the period ended January 31, 2001, the reclassification arising from book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                                            ACCUMULATED              ACCUMULATED
                                                         UNDISTRIBUTED NET        UNDISTRIBUTED NET       PAID-IN
                                                      INVESTMENT INCOME/(LOSS)   REALIZED GAIN/(LOSS)     CAPITAL
                                                         --------------------------------------------------------

Cash Management.....................................         $     (184)             $       184        $         --
Corporate Bond......................................              5,786                   (5,786)                 --
Global Bond.........................................          3,365,489               (3,365,489)                 --
High-Yield Bond.....................................                 --                       --                  --
Worldwide High Income...............................           (364,351)                 364,351                  --
SunAmerica Balanced.................................                 --                       --                  --
MFS Total Return....................................             13,716                  (13,716)                 --
Asset Allocation....................................            561,738                 (561,738)                 --
Telecom Utility.....................................                115                     (115)                 --
Equity Income.......................................                 --                       --                  --

---------------------
    180

                                                            ACCUMULATED              ACCUMULATED
                                                         UNDISTRIBUTED NET        UNDISTRIBUTED NET       PAID-IN
                                                      INVESTMENT INCOME/(LOSS)   REALIZED GAIN/(LOSS)     CAPITAL
                                                         --------------------------------------------------------

Equity Index........................................         $   (1,095)             $     1,095        $         --
Growth-Income.......................................                 --                       --                  --
Federated Value.....................................                (31)                      31                  --
Davis Venture Value.................................                390                     (390)                 --
"Dogs" of Wall Street...............................            (11,835)                  13,017              (1,182)
Alliance Growth.....................................          3,055,609                       --          (3,055,609)
Goldman Sachs Research..............................             75,597                  (64,412)            (11,185)
MFS Growth and Income...............................            (80,505)                  80,505                  --
Putnam Growth.......................................            852,163                       --            (852,163)
Blue Chip Growth....................................                 --                       --                  --
Real Estate.........................................              2,688                     (224)             (2,464)
Small Company Value.................................             22,625                  (22,625)                 --
MFS Mid-Cap Growth..................................            461,560                 (461,560)                 --
Aggressive Growth...................................                 --                   73,125             (73,125)
Growth Opportunities................................                 --                       --                  --
Marsico Growth......................................                 --                       --                  --
International Growth and Income.....................            985,648                 (985,648)                 --
Global Equities.....................................           (817,954)                 817,954                  --
International Diversified Equities..................         (3,358,985)               3,402,942             (43,957)
Emerging Markets....................................            (12,718)                  12,718                  --
Technology..........................................            194,714                       --            (194,714)

     ORGANIZATIONAL EXPENSES: During the years ended November 30, 1997 and 1998, $19,122 and $4,717, respectively, were incurred as part of the organization and registration of additional Portfolios. Such organizational expenses are being amortized on a straight line basis by each applicable Portfolio of the Trust over the period of benefit not to exceed 60 months from the date the respective Portfolio commenced operations. Effective June 30, 1998, any organizational expenses will be expensed as incurred.

    3. OPERATING POLICIES:

     REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

      At January 31, 2001, the High-Yield Bond, SunAmerica Balanced, "Dogs" of Wall Street, Blue Chip Growth and Aggressive Growth Portfolios had a 2.0%, 1.9%, 0.6%, 1.0% and 24.5%, respectively, undivided interest, representing $4,488,000, $4,350,000, $1,261,000, $2,259,000 and $55,884,000,
    respectively, in principal amount, in a joint repo with State Street Bank & Trust Co., which is dated January 31, 2001, bears interest at the rate of 5.50% per annum, has a principal amount of $227,724,000, and a repurchase price of $227,758,791, matures on February 1, 2001 and is collateralized by $35,510,000 U.S. Treasury Notes (bearing interest at the rate of 6.38% per annum and maturing June 30, 2002), $191,560,000 U.S. Treasury Notes (bearing interest at the rate of 5.63% per annum and maturing September 30, 2001), which together have an approximate value of $232,312,238.

      In addition, at January 31, 2001, the SunAmerica Balanced and Blue Chip Growth Portfolios had a 6.7% and 0.7%, respectively, undivided interest, representing $20,000,000 and $2,000,000, respectively, in principal amount, in a joint repo with UBS Warburg, Inc., which is dated January 31, 2001, bears interest at the rate of 5.65% per annum, has a principal amount of $300,000,000, and a repurchase price of $300,047,083, matures on February 1, 2001 and is collateralized by $100,000,000 U.S. Treasury Bonds (bearing interest at the rate of 6.13% per annum and maturing November 15, 2027), $100,000,000 U.S. Treasury Notes (bearing interest at the rate of 5.50% per annum and maturing March 31, 2003) and $73,008,000 U.S. Treasury Bonds (bearing interest at the rate of 8.00% per annum and maturing November 15, 2021) which together have an approximate value of $306,001,660.

     FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On the settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts
                                                           ---------------------
   and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

     FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Portfolio's exposure in these financial instruments. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
     At January 31, 2001 the Asset Allocation and International Diversified Equities Portfolios had $1,700,000 and $4,187,756, respectively, in cash segregated for open futures contracts.

     OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option.
     During the period ended January 31, 2001, transactions in written option contracts were as follows:

                                                                  AGGRESSIVE GROWTH
                                                              -------------------------
                                                              CONTRACTS       AMOUNT
                                                              ---------    ------------
Written option contracts as of 1/31/00......................     (172)     $   (472,110)
Option written during the period............................   (6,770)      (13,790,586)
Written options closed during the period....................    6,942        10,600,876
Net realized gain on written options closed.................       --         3,661,820
                                                               ------      ------------
Written option contracts as of 1/31/01......................       --      $         --
                                                               ======      ============

   4. FEDERAL INCOME TAXES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

     The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at January 31, 2001, were as follows:

                                          AGGREGATE       AGGREGATE                                                     CAPITAL
                                          UNREALIZED     UNREALIZED     GAIN/(LOSS)       COST OF       CAPITAL LOSS      LOSS
                                             GAIN           LOSS            NET         INVESTMENTS     CARRYOVER*+     UTILIZED
                                         ----------------------------------------------------------------------------------------
   Cash Management#....................  $     80,553   $    (815,505)  $   (734,952)  $  319,725,133   $    17,527    $       --
   Corporate Bond#.....................     3,584,565     (12,975,232)    (9,390,667)     205,165,662     5,782,487            --
   Global Bond#@.......................     2,357,340      (2,756,432)      (399,092)     134,089,377       365,018     2,159,752
   High-Yield Bond#....................     7,628,977     (62,026,054)   (54,397,077)     347,160,142    27,940,841            --
   Worldwide High Income#@.............     3,564,867     (16,223,028)   (12,658,161)     126,336,030    26,930,213     2,990,236
   SunAmerica Balanced#................    34,385,805     (27,431,656)     6,954,149      561,067,275            --            --
   MFS Total Return....................    20,822,874      (2,383,476)    18,439,398      283,991,456            --            --
   Asset Allocation@...................    46,646,153     (28,760,699)    17,885,454      672,590,150            --            --
   Telecom Utility#....................    10,314,117     (10,316,561)        (2,444)     111,913,594     5,432,069            --
   Equity Income.......................     1,340,009        (114,076)     1,225,933        7,102,566       258,961            --
   Equity Index........................     8,429,495      (6,991,900)     1,437,595       62,433,005            --            --
   Growth-Income#......................   503,900,295     (32,241,800)   471,658,495    1,496,562,348            --            --
   Federated Value.....................    35,507,865     (18,617,711)    16,890,154      212,378,820            --            --
   Davis Venture Value.................   691,815,940    (174,904,970)   516,910,970    2,294,996,812            --            --

---------------------
    182

                                          AGGREGATE       AGGREGATE                                                     CAPITAL
                                          UNREALIZED     UNREALIZED     GAIN/(LOSS)       COST OF       CAPITAL LOSS      LOSS
                                             GAIN           LOSS            NET         INVESTMENTS     CARRYOVER*+     UTILIZED
                                         ----------------------------------------------------------------------------------------
   "Dogs" of Wall Street#..............  $  5,496,168   $  (8,176,438)  $ (2,680,270)  $   94,731,196   $ 4,506,238    $       --
   Alliance Growth#....................   245,173,103    (153,302,406)    91,870,697    2,726,273,355            --            --
   Goldman Sachs Research#.............     2,714,362      (1,926,230)       788,132       38,294,713            --            --
   MFS Growth and Income@..............    32,964,278     (15,861,199)    17,103,079      352,327,590            --     2,233,544
   Putnam Growth.......................    97,291,473     (46,798,813)    50,492,660      685,832,155            --            --
   Blue Chip Growth#...................       437,882      (1,488,687)    (1,050,805)      19,781,060       215,079            --
   Real Estate.........................     8,929,712      (1,635,904)     7,293,808       68,841,183    12,845,685            --
   Small Company Value.................       799,076        (447,737)       351,339        4,146,015            --            --
   MFS Mid-Cap Growth#.................    35,999,067     (62,185,298)   (26,186,231)     385,650,013            --            --
   Aggressive Growth#..................    32,560,917     (61,289,730)   (28,728,813)     551,853,913            --            --
   Growth Opportunities#...............     1,420,422      (2,805,915)    (1,385,493)      31,220,348       298,426            --
   Marsico Growth......................       354,590        (112,123)       242,467        5,392,332            --            --
   International Growth and Income#....    18,906,371     (16,849,192)     2,057,179      351,971,320            --            --
   Global Equities#@...................    62,543,159     (44,571,036)    17,972,123      622,023,607            --            --
   International Diversified
     Equities#@........................    33,140,313     (36,102,707)    (2,962,394)     489,214,499            --            --
   Emerging Markets#@..................     7,211,222     (18,272,146)   (11,060,924)     106,563,000            --     1,679,121
   Technology#.........................     2,059,264     (11,543,131)    (9,483,867)      67,411,582     2,661,570            --

---------------
     * Expires 2004-2009

    # Post 10/31/00 Capital Loss Deferrals: Cash Management $815,504; Corporate
      Bond $471,894; Global Bond $2,333,970; High-Yield Bond $4,296,295;
      Worldwide High Income $95,792; SunAmerica Balanced $2,809,932; Telecom Utility $8,008,309; Growth-Income $72,878,949; "Dogs" of Wall Street $4,964,876; Alliance Growth $115,193,106; Goldman Sachs Research $2,716,256; Blue Chip Growth $447,008; MFS Mid-Cap Growth $184,412;
      Aggressive Growth $48,068,436; Growth Opportunities $3,340,464; International Growth and Income $5,281,757; Global Equities $3,816,508; International Diversified Equities $4,166,177; Emerging Markets $4,420,481 and Technology $7,810,522.

     @ Post 10/31/00 Currency Loss Deferrals: Global Bond $3,606,148; Worldwide
       High Income $210,316; Asset Allocation $380,571; MFS Growth and Income $9,206; Global Equities $183,327; International Diversified Equities $517,740 and Emerging Markets $62,586.

      + Net capital loss carryovers reported as of January 31, 2001, which are available to the extent provided in regulations to offset future capital gains. To the extent that these carryovers are used to offset future capital gains, it is probable that these gains so offset will not be distributed.
     Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates. Indian and Thailand tax regulations require that taxes be paid on capital gains realized by the Fund. On January 31, 2001, the Emerging Markets Fund decreased net unrealized appreciation by the estimated tax liability attributable to Thailand investments of $24,536.

   5. MANAGEMENT OF THE TRUST: SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), serves as investment adviser for all the portfolios of the Trust. The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs. It is the responsibility of the Adviser and, for certain Portfolios pursuant to Subadvisory Agreements, the subadvisers, to make investment decisions for the Portfolios and to place the purchase and sale orders for the Portfolio transactions. Such orders may be directed to any broker including, in the manner and to the extent permitted by applicable law, affiliates of the Adviser or a subadviser. The Agreement provides that SAAMCo shall administer the Trust's business affairs; furnish offices, necessary facilities and equipment; provide clerical, bookkeeping and administrative services; and permit any of its officers or employees to serve, without compensation, as trustees or officers of the Trust, if duly elected to such positions. There is no subadviser for the High-Yield Bond, SunAmerica Balanced, "Dogs" of Wall Street, Blue Chip Growth, Aggressive Growth and Growth Opportunities Portfolios, and SAAMCo, therefore, performs all investment advisory services for these Portfolios. The term "Assets", as used in the following table, means the average daily net assets of the Portfolios.

                                                           ---------------------

     The Trust pays SAAMCo a monthly fee calculated at the following annual percentages of each Portfolio's assets:

                                                    MANAGEMENT
         PORTFOLIO                   ASSETS            FEES
--------------------------------------------------------------
Cash Management                   $0--$100 million    0.55%
                                 >    $100 million    0.50%
                                 >    $300 million    0.45%
Corporate Bond                    $0--$ 50 million    0.70%
                                 >    $ 50 million    0.60%
                                 >    $150 million    0.55%
                                 >    $250 million    0.50%
Global Bond-                      $0--$ 50 million    0.75%
  Asset Allocation               >    $ 50 million    0.65%
                                 >    $150 million    0.60%
                                 >    $250 million    0.55%
High-Yield Bond                   $0--$ 50 million    0.70%
                                 >    $ 50 million    0.65%
                                 >    $150 million    0.60%
                                 >    $250 million    0.55%
Worldwide High Income-           >    $  0            1.00%
  Small Company Value-
  International Diversified
  Equities
SunAmerica Balanced-              $0--$ 50 million    0.70%
  Growth-Income                  >    $ 50 million    0.65%
                                 >    $150 million    0.60%
                                 >    $300 million    0.55%
                                 >    $500 million    0.50%
MFS Total Return                  $0--$ 50 million    0.70%
                                 >    $ 50 million    0.65%
Telecom Utility-                  $0--$150 million    0.75%
  Federated Value                >    $150 million    0.60%
                                 >    $500 million    0.50%
Equity Income                    >    $  0            0.65%
Equity Index                     >    $  0            0.40%
Davis Venture Value-              $0--$100 million    0.80%
  Real Estate                    >    $100 million    0.75%
                                 >    $500 million    0.70%
"Dogs" of Wall Street            >    $  0            0.60%

--------------------------------------------------------------
Alliance Growth                   $0--$ 50 million    0.70%
                                 >    $ 50 million    0.65%
                                 >    $150 million    0.60%
Goldman Sachs Research-          >    $  0            1.20%
  Technology
MFS Growth and Income             $0--$600 million    0.70%
                                 >    $600 million    0.65%
                                 >   $ 1.5 billion    0.60%
Putnam Growth                     $0--$150 million    0.85%
                                 >    $150 million    0.80%
                                 >    $300 million    0.70%
Blue Chip Growth                  $0--$250 million    0.70%
                                 >    $250 million    0.65%
                                 >    $500 million    0.60%
MFS Mid-Cap Growth                $0--$600 million    0.75%
                                 >    $600 million    0.70%
                                 >    $1.5 billion    0.65%
Aggressive Growth                 $0--$100 million    0.75%
                                 >    $100 million   0.675%
                                 >    $250 million   0.625%
                                 >    $500 million    0.60%
Growth Opportunities              $0--$250 million    0.75%
                                 >    $250 million    0.70%
                                 >    $500 million    0.65%
Marsico Growth                   >    $  0            0.85%
International Growth and          $0--$150 million    1.00%
  Income                         >    $150 million    0.90%
                                 >    $300 million    0.80%
Global Equities                   $0--$ 50 million    0.90%
                                 >    $ 50 million    0.80%
                                 >    $150 million    0.70%
                                 >    $300 million    0.65%
Emerging Markets                 >    $  0            1.25%

      The organizations described below act as subadvisers to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trust's Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers' fees.

---------------------
    184

                    SUBADVISER                                 PORTFOLIOS
-------------------------------------------------------------------------------------
Alliance Capital Management L.P.                    Growth-Income
                                                    Alliance Growth
                                                    Global Equities
Banc of America Capital Management, Inc.            Cash Management
Davis Selected Advisers, L.P.                       Davis Venture Value
                                                    Real Estate
Federated Investment Counseling                     Corporate Bond
                                                    Telecom Utility
                                                    Federated Value
First American Asset Management                     Equity Income
                                                    Equity Index
                                                    Small Company Value
Goldman Sachs Asset Management                      Asset Allocation
                                                    Goldman Sachs Research
Goldman Sachs Asset Management International        Global Bond
Marsico Capital Management, LLC                     Marsico Growth
Massachusetts Financial Services Company            MFS Total Return
                                                    MFS Growth and Income
                                                    MFS Mid-Cap Growth
Morgan Stanley Dean Witter Investment Management    Worldwide High Income
                                                    International Diversified
                                                    Equities
                                                    Technology
Putnam Investment Management, Inc.                  Putnam Growth
                                                    International Growth and Income
                                                    Emerging Markets

      Effective December 29, 2000, Banc of America Capital Management, Inc. assumed the role as subadvisor of the Cash Management Portfolio.

      The portion of the investment advisory fees received by SAAMCo which are paid to subadvisers are as follows:

                                                         MANAGEMENT
         PORTFOLIO                     ASSETS               FEES
-------------------------------------------------------------------
Cash Management                        $0--$750 million    0.15%
                                      >    $750 million    0.10%
Corporate Bond                         $0--$ 25 million    0.30%
                                      >    $ 25 million    0.25%
                                      >    $ 50 million    0.20%
                                      >    $150 million    0.15%
Global Bond-                           $0--$ 50 million    0.40%
  Asset Allocation-                   >    $ 50 million    0.30%
  MFS Mid-Cap Growth                  >    $150 million    0.25%
                                      >    $250 million    0.20%
Worldwide High Income-                 $0--$350 million    0.65%
  International Diversified           >    $350 million    0.60%
  Equities
MFS Total Return                      >    $  0           0.375%
Telecom Utility-                       $0--$ 20 million    0.55%
  Federated Value                     >    $ 20 million    0.35%
                                      >    $ 50 million    0.25%
                                      >    $150 million    0.20%
                                      >    $500 million    0.15%
Growth-Income                          $0--$ 50 million    0.35%
                                      >    $ 50 million    0.30%
                                      >    $150 million    0.25%
                                      >    $300 million    0.20%
                                      >    $500 million    0.15%

-------------------------------------------------------------------
                                                         MANAGEMENT
         PORTFOLIO                     ASSETS               FEES
Equity Income                         >    $  0            0.30%
Equity Index                          >    $  0           0.125%
Davis Venture Value-                   $0--$100 million    0.45%
  Real Estate                         >    $100 million    0.40%
                                      >    $500 million    0.35%
Alliance Growth                        $0--$ 50 million    0.35%
                                      >    $ 50 million    0.30%
                                      >    $150 million    0.25%
Goldman Sachs Research                 $0--$500 million    0.80%
                                      >    $500 million    0.70%
MFS Growth and Income                  $0--$300 million    0.40%
                                      >    $300 million   0.375%
                                      >    $600 million    0.35%
                                      >    $900 million   0.325%
                                      >   $ 1.5 billion    0.25%
Putnam Growth                          $0--$150 million    0.50%
                                      >    $150 million    0.45%
                                      >    $300 million    0.35%
Small Company Value                   >    $  0            0.80%
Marsico Growth                        >    $  0            0.45%

                                                        ---------------------

                                                         MANAGEMENT
         PORTFOLIO                     ASSETS               FEES
-------------------------------------------------------------------
International Growth                   $0--$150 million    0.65%
  and Income                          >    $150 million    0.55%
                                      >    $300 million    0.45%
Global Equities                        $0--$ 50 million    0.50%
                                      >    $ 50 million    0.40%
                                      >    $150 million    0.30%
                                      >    $300 million    0.25%

-------------------------------------------------------------------
                                                         MANAGEMENT
         PORTFOLIO                     ASSETS               FEES
Emerging Markets                       $0--$150 million    1.00%
                                      >    $150 million    0.95%
                                      >    $300 million    0.85%
Technology                             $0--$250 million    0.70%
                                      >    $250 million    0.65%
                                      >    $500 million    0.60%

      For certain Portfolios, the Adviser has agreed to reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolio's average net assets: Equity Income Portfolio -- 0.95%; Equity Index Portfolio -- 0.55%; Goldman Sachs Research Portfolio -- 1.35%; Blue Chip Growth Portfolio -- 0.85%; Small Company Value Portfolio -- 1.40%; MFS Mid-Cap Growth Portfolio -- 1.15%; Growth Opportunities Portfolio -- 1.00%; Marsico Growth Portfolio -- 1.00%; Emerging Markets Portfolio -- 1.90%; and Technology Portfolio -- 1.55%. The Adviser also may voluntarily reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, effective June 3, 1996, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the foregoing expense limitations.

  At January 31, 2001, the amounts repaid to the Adviser which are included in the management fee along with the remaining balance subject to recoupment are as follows:

                                                                          BALANCE
                                                               AMOUNT    SUBJECT TO
                                                              RECOUPED   RECOUPMENT
                                                              --------   ----------
Equity Income...............................................  $    --     $104,985
Equity Index................................................   11,185       92,559
Goldman Sachs Research......................................       --       37,965
Blue Chip Growth............................................       --       50,522
Small Company Value.........................................       --      111,630
MFS Mid-Cap Growth..........................................    4,045           --
Growth Opportunities........................................       --       30,337
Marsico Growth..............................................       --       16,161
Emerging Markets............................................   44,522           --

    6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the period ended January 31, 2001 were as follows:

                                        PURCHASES OF PORTFOLIO          SALES OF PORTFOLIO
                                      SECURITIES (EXCLUDING U.S.    SECURITIES (EXCLUDING U.S.      PURCHASES OF U.S.
                                        GOVERNMENT SECURITIES)        GOVERNMENT SECURITIES)      GOVERNMENT SECURITIES
                                      ---------------------------------------------------------------------------------
   Cash Management..................        $           --                $           --             $           --
   Corporate Bond...................            65,010,966                    47,203,317                 17,664,912
   Global Bond......................           203,198,044                   170,344,254                 67,219,951
   High-Yield Bond..................           309,701,076                   295,719,186                         --
   Worldwide High Income............           176,623,228                   179,546,424                         --
   SunAmerica Balanced..............           373,798,568                   318,411,879              1,483,035,348
   MFS Total Return.................           293,376,519                   247,574,112                114,630,175
   Asset Allocation.................           255,098,390                   314,182,586                878,459,023
   Telecom Utility..................           118,689,656                   114,412,215                         --
   Equity Income....................             5,151,704                     4,233,823                         --
   Equity Index.....................             5,533,172                     2,893,396                         --
   Growth-Income....................         1,045,698,787                   946,116,956                         --
   Federated Value..................           103,620,713                    97,076,491                         --
   Davis Venture Value..............           852,825,618                   647,285,346                         --
   "Dogs" of Wall Street............            45,933,847                    59,811,285                         --
   Alliance Growth..................         3,160,218,449                 2,950,478,884                         --
   Goldman Sachs Research...........            66,794,208                    26,838,826                         --


                                          SALES OF U.S.
                                      GOVERNMENT SECURITIES
                                      ---------------------
   Cash Management..................     $           --
   Corporate Bond...................         18,700,759
   Global Bond......................         68,690,278
   High-Yield Bond..................                 --
   Worldwide High Income............                 --
   SunAmerica Balanced..............      1,416,847,797
   MFS Total Return.................        104,071,536
   Asset Allocation.................        851,627,981
   Telecom Utility..................                 --
   Equity Income....................                 --
   Equity Index.....................                 --
   Growth-Income....................                 --
   Federated Value..................                 --
   Davis Venture Value..............                 --
   "Dogs" of Wall Street............                 --
   Alliance Growth..................                 --
   Goldman Sachs Research...........                 --

---------------------
    186

                                        PURCHASES OF PORTFOLIO          SALES OF PORTFOLIO
                                      SECURITIES (EXCLUDING U.S.    SECURITIES (EXCLUDING U.S.      PURCHASES OF U.S.
                                        GOVERNMENT SECURITIES)        GOVERNMENT SECURITIES)      GOVERNMENT SECURITIES
                                      ---------------------------------------------------------------------------------
   MFS Growth and Income............        $  295,314,164                $  282,974,339             $           --
   Putnam Growth....................           718,992,784                   666,747,257                         --
   Blue Chip Growth.................            21,956,065                     5,729,419                         --
   Real Estate......................            29,538,115                    17,711,527                         --
   Small Company Value..............             2,946,469                     4,393,252                         --
   MFS Mid-Cap Growth...............           550,077,747                   318,754,964                         --
   Aggressive Growth................         1,502,531,393                 1,315,646,471                         --
   Growth Opportunities.............            46,677,165                    11,817,927                         --
   Marsico Growth...................             5,022,881                       254,077                         --
   International Growth and
     Income.........................           303,271,147                   232,553,361                         --
   Global Equities..................           657,512,395                   595,753,370                         --
   International Diversified
     Equities.......................           288,151,797                   263,365,983                         --
   Emerging Markets.................           152,809,324                   122,895,792                         --
   Technology.......................           105,602,348                    32,654,674                         --


                                          SALES OF U.S.
                                      GOVERNMENT SECURITIES
                                      ---------------------
   MFS Growth and Income............     $           --
   Putnam Growth....................                 --
   Blue Chip Growth.................                 --
   Real Estate......................                 --
   Small Company Value..............                 --
   MFS Mid-Cap Growth...............                 --
   Aggressive Growth................                 --
   Growth Opportunities.............                 --
   Marsico Growth...................                 --
   International Growth and
     Income.........................                 --
   Global Equities..................                 --
   International Diversified
     Equities.......................                 --
   Emerging Markets.................                 --
   Technology.......................                 --

    7. TRANSACTIONS WITH AFFILIATES: The following Portfolios incurred brokerage commissions with an affiliated broker:

                                                                                    DONALDSON,
                                                         GOLDMAN        SHELBY        LUFKIN
                                                       SACHS & CO.   CULLOM DAVIS   & JENRETTE
                                                       -----------   ------------   ----------
Asset Allocation.....................................    $42,205        $   --        $   --
Davis Venture Value..................................         --         5,560            --
Alliance Growth......................................         --            --         1,740
Goldman Sachs Research...............................     24,385            --            --
Global Bond..........................................        292            --            --
Global Equities......................................         --            --         2,900

    As disclosed in the investment portfolios, certain portfolios own securities issued by AIG or an affiliate thereof. SAAMCo, the investment adviser, is a wholly-owned subsidiary of AIG. During the year ended January 31, 2001, the following portfolios recorded realized gains/losses and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                          REALIZED
                                 SECURITY                 GAIN/LOSS     INCOME
                                 --------                 ---------     ------
Corporate Bond      Crown Castle International Corp.     $        --   $ 47,220
Asset Allocation    Crown Castle International Corp.           7,218     69,578
Equity Index        American International Group, Inc.        18,731      1,744
Davis Venture       American International Group, Inc.
  Value                                                           34     19,333
                    Transatlantic Holdings, Inc.                  --    295,048
Putnam Growth       American International Group, Inc.            --     17,243
Aggressive Growth   Kroll-O'Gara Co.                      (1,263,279)        --
Global Equities     American International Group, Inc.            --     11,882

8. COMMITMENTS AND CONTINGENCIES: The High-Yield Bond, SunAmerica Balanced, Growth-Income, Davis Venture Value, "Dogs" of Wall Street, Alliance Growth, Aggressive Growth and Global Equities Portfolios have established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Portfolios' custodian. Interest is currently payable at the Federal Funds rate plus 50 basis points on the committed line and Federal Funds rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per annum for the daily unused portion of the $25,000,000 committed line of credit which is included in miscellaneous expenses on the Statement of Operations. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. Any interest paid during the year is shown as interest expense on the Statement of Operations.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS*
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                                            NET        NET                              TOTAL
                                                           ASSET     INVEST-       NET REALIZED          FROM
                                                           VALUE       MENT        & UNREALIZED        INVEST-
                         PERIOD                          BEGINNING    INCOME      GAIN (LOSS) ON         MENT
                         ENDED                           OF PERIOD   (LOSS)**      INVESTMENTS        OPERATIONS
   -------------------------------------------------------------------------------------------------------------
                                             Cash Management Portfolio

   11/30/96                                               $10.70      $0.53           $(0.02)           $ 0.51
   11/30/97                                                10.76       0.53             0.01              0.54
   11/30/98                                                10.74       0.54            (0.02)             0.52
   1/31/99#                                                10.58       0.08             0.01              0.09
   1/31/00                                                 10.67       0.51               --              0.51
   1/31/01                                                 10.94       0.66            (0.02)             0.64

                                             Corporate Bond Portfolio

   11/30/96                                                10.82       0.65             0.03              0.68
   11/30/97                                                11.09       0.77             0.21              0.98
   11/30/98                                                11.54       0.77            (0.02)             0.75
   1/31/99#                                                11.83       0.12             0.04              0.16
   1/31/00                                                 11.99       0.81            (1.15)            (0.34)
   1/31/01                                                 11.12       0.89            (0.02)             0.87

                                              Global Bond Portfolio

   11/30/96                                                11.02       0.59             0.54              1.13
   11/30/97                                                11.40       0.52             0.38              0.90
   11/30/98                                                11.51       0.49             0.78              1.27
   1/31/99#                                                11.77       0.07             0.11              0.18
   1/31/00                                                 11.95       0.42            (0.66)            (0.24)
   1/31/01                                                 10.83       0.45             0.63              1.08

                                             High-Yield Bond Portfolio

   11/30/96                                                10.53       0.98             0.48              1.46
   11/30/97                                                11.04       1.04             0.48              1.52
   11/30/98                                                11.82       1.14            (1.24)            (0.10)
   1/31/99#                                                10.98       0.18            (0.02)             0.16
   1/31/00                                                 11.14       1.09            (0.55)             0.54
   1/31/01                                                 10.54       1.09            (1.44)            (0.35)

                                             Worldwide High Income Portfolio

   11/30/96                                                11.42       1.25             1.60              2.85
   11/30/97                                                13.35       0.98             0.68              1.66
   11/30/98                                                13.20       1.07            (2.61)            (1.54)
   1/31/99#                                                10.31       0.16            (0.35)            (0.19)
   1/31/00                                                 10.12       1.13             0.67              1.80
   1/31/01                                                 10.59       1.12            (0.76)             0.36

                                                         DIVIDENDS      DIVIDENDS     NET                   NET
                                                       DECLARED FROM    FROM NET     ASSET                 ASSETS
                                                            NET         REALIZED     VALUE                 END OF
                         PERIOD                         INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                         ENDED                            INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   --------------------------------------------------  -----------------------------------------------------------

                                                     Cash Management Portfolio

   11/30/96                                            $      (0.45)     $   --      $10.76      4.92%    $ 91,247
   11/30/97                                                   (0.56)         --       10.74      5.22      156,119
   11/30/98                                                   (0.68)         --       10.58      5.05      223,640
   1/31/99#                                                      --          --       10.67      0.85      277,370
   1/31/00                                                    (0.24)         --       10.94      4.85      466,588
   1/31/01                                                    (0.45)         --       11.13      5.95      404,005

                                                     Corporate Bond Portfolio

   11/30/96                                                   (0.41)         --       11.09      6.51       37,207
   11/30/97                                                   (0.53)         --       11.54      9.26       62,272
   11/30/98                                                   (0.46)         --       11.83      6.61      143,561
   1/31/99#                                                      --          --       11.99      1.35      158,804
   1/31/00                                                    (0.53)         --       11.12     (2.75)     184,309
   1/31/01                                                    (0.77)         --       11.22      8.11      199,334

                                                       Global Bond Portfolio

   11/30/96                                                   (0.75)         --       11.40     10.94       68,221
   11/30/97                                                   (0.75)      (0.04)      11.51      8.43       89,043
   11/30/98                                                   (0.79)      (0.22)      11.77     11.75      115,428
   1/31/99#                                                      --          --       11.95      1.53      122,306
   1/31/00                                                    (0.47)      (0.41)      10.83     (1.86)     127,145
   1/31/01                                                    (0.70)         --       11.21     10.35      139,528

                                                       High-Yield Bond Portfolio

   11/30/96                                                   (0.95)         --       11.04     14.86      113,229
   11/30/97                                                   (0.74)         --       11.82     14.53      195,639
   11/30/98                                                   (0.66)      (0.08)      10.98     (1.26)     284,580
   1/31/99#                                                      --          --       11.14      1.46      293,037
   1/31/00                                                    (1.14)         --       10.54      5.09      310,032
   1/31/01                                                    (1.11)         --        9.08     (3.44)     299,534

                                                     Worldwide High Income Portfolio

   11/30/96                                                   (0.87)      (0.05)      13.35     26.87       49,204
   11/30/97                                                   (0.90)      (0.91)      13.20     14.17      125,224
   11/30/98                                                   (0.61)      (0.74)      10.31    (13.74)     121,290
   1/31/99#                                                      --          --       10.12     (1.84)     116,977
   1/31/00                                                    (1.33)         --       10.59     19.22      124,404
   1/31/01                                                    (1.21)         --        9.74      3.67      117,236

                                                                         RATIO OF NET
                                                        RATIO OF          INVESTMENT
                                                       EXPENSES TO        INCOME TO
                         PERIOD                        AVERAGE NET       AVERAGE NET    PORTFOLIO
                         ENDED                           ASSETS             ASSETS      TURNOVER
   --------------------------------------------------  ------------------------------------------

                                            Cash Management Portfolio

   11/30/96                                                 0.62%            4.90%          --%
   11/30/97                                                 0.63             5.06           --
   11/30/98                                                 0.58             4.97           --
   1/31/99#                                                 0.62+            5.02+          --
   1/31/00                                                  0.53             4.82           --
   1/31/01                                                  0.52             5.83           --

                                              Corporate Bond Portfolio

   11/30/96                                                 0.97             6.11          338
   11/30/97                                                 0.91             6.99           49
   11/30/98                                                 0.77             6.61           15
   1/31/99#                                                 0.80+            6.16+           4
   1/31/00                                                  0.71             7.05           37
   1/31/01                                                  0.69             7.99           36

                                                 Global Bond Portfolio

   11/30/96                                                 0.89             5.44          223
   11/30/97                                                 0.90             4.70          360
   11/30/98                                                 0.85             4.27          210
   1/31/99#                                                 0.97+            3.65+          30
   1/31/00                                                  0.84             3.68          189
   1/31/01                                                  0.81(1)          4.07(1)       202

                                                High-Yield Bond Portfolio

   11/30/96                                                 0.77             9.41          107
   11/30/97                                                 0.75             9.26          243
   11/30/98                                                 0.69             9.75          128
   1/31/99#                                                 0.72+            9.71+          17
   1/31/00                                                  0.67            10.00          105
   1/31/01                                                  0.71(1)         10.98(1)       106

                                                Worldwide High Income Portfolio

   11/30/96                                                 1.18            10.45          177
   11/30/97                                                 1.10             7.58          146
   11/30/98                                                 1.09(1)          8.89(1)       158
   1/31/99#                                                 1.12+(1)         9.56+(1)       12
   1/31/00                                                  1.14(1)         10.66(1)       116
   1/31/01                                                  1.10            10.84          158

---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized

    (1) Gross of custody credits of 0.01%, 0.01%, 0.02%, and 0.01% for the periods ending November 30, 1998, January 31, 1999, January 31, 2000, and January 31, 2001, respectively.

    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                     EXPENSES
                                                 ------------------------------------------------
                                                 11/96   11/97   11/98   1/99+     1/00     1/01
                                                 ------------------------------------------------
    Cash Management............................  0.62%   0.63%   0.58%    0.62%    0.53%    0.52%
    Corporate Bond.............................  0.97    0.91    0.77     0.80     0.71     0.69
    Global Bond................................  0.89    0.90    0.85     0.97     0.84     0.81
    High-Yield Bond............................  0.77    0.75    0.69     0.72     0.67     0.71
    Worldwide High Income......................  1.18    1.10    1.09     1.12     1.14     1.10

                                                           NET INVESTMENT INCOME (LOSS)
                                                 ------------------------------------------------
                                                 11/96   11/97   11/98   1/99+     1/00     1/01
                                                 ------------------------------------------------
    Cash Management............................  4.90%   5.06%   4.97%    5.02%    4.82%    5.83%
    Corporate Bond.............................  6.11    6.99    6.61     6.16     7.05     7.99
    Global Bond................................  5.44    4.70    4.27     3.65     3.68     4.07
    High-Yield Bond............................  9.41    9.26    9.75     9.71    10.00    10.98
    Worldwide High Income......................  10.45   7.58    8.89     9.56    10.66    10.84

    See Notes to Financial Statements

---------------------
    188

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                                       NET        NET                         TOTAL
                                                      ASSET     INVEST-     NET REALIZED       FROM
                                                      VALUE       MENT      & UNREALIZED     INVEST-
                      PERIOD                        BEGINNING    INCOME    GAIN (LOSS) ON      MENT
                       ENDED                        OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   ---------------------------------------------------------------------------------------------------

                                            SunAmerica Balanced Portfolio

   6/3/96-
   11/30/96                                          $10.00      $0.10        $  1.03        $  1.13
   11/30/97                                           11.13       0.23           2.15           2.38
   11/30/98                                           13.45       0.30           2.33           2.63
   1/31/99#                                           15.61       0.05           1.58           1.63
   1/31/00                                            17.24       0.36           1.80           2.16
   1/31/01                                            19.06       0.36          (1.46)         (1.10)

                                             MFS Total Return Portfolio

   11/30/96                                           12.48       0.34           1.31           1.65
   11/30/97                                           13.63       0.37           1.39           1.76
   11/30/98                                           14.75       0.36           1.56           1.92
   1/31/99#                                           14.96       0.06           0.82           0.88
   1/31/00                                            15.84       0.48          (0.38)          0.10
   1/31/01                                            13.88       0.51           2.37           2.88

                                              Asset Allocation Portfolio

   11/30/96                                           12.74       0.48           2.00           2.48
   11/30/97                                           14.52       0.44           2.55           2.99
   11/30/98                                           16.21       0.48           0.08           0.56
   1/31/99#                                           14.81       0.07           0.15           0.22
   1/31/00                                            15.03       0.40           0.37           0.77
   1/31/01                                            14.52       0.41           0.36           0.77

                                                 Telecom Utility Portfolio

   6/3/96-
   11/30/96                                           10.00       0.24           0.51           0.75
   11/30/97                                           10.75       0.36           1.91           2.27
   11/30/98                                           12.91       0.42           1.62           2.04
   1/31/99#                                           14.46       0.08           0.03           0.11
   1/31/00                                            14.57       0.48           0.23           0.71
   1/31/01                                            14.42       0.39          (1.83)         (1.44)

                                                Equity Income Portfolio

   12/14/98-
   1/31/99                                            10.00       0.03           0.54           0.57
   1/31/00                                            10.54       0.22          (0.08)          0.14
   1/31/01                                            10.25       0.21           1.27           1.48

                                                    DIVIDENDS       DIVIDENDS     NET                   NET
                                                  DECLARED FROM     FROM NET     ASSET                 ASSETS
                                                       NET          REALIZED     VALUE                 END OF
                      PERIOD                        INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                       ENDED                          INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   ---------------------------------------------  ------------------------------------------------------------

                                                SunAmerica Balanced Portfolio

   6/3/96-
   11/30/96                                       $          --      $    --     $11.13     11.30%    $ 10,224
   11/30/97                                               (0.04)       (0.02)     13.45     21.48       44,621
   11/30/98                                               (0.11)       (0.36)     15.61     19.81      149,242
   1/31/99#                                                  --           --      17.24     10.44      194,878
   1/31/00                                                (0.12)       (0.22)     19.06     12.76      509,054
   1/31/01                                                (0.22)       (0.10)     17.64     (5.88)     575,039

                                                     MFS Total Return Portfolio

   11/30/96                                               (0.19)       (0.31)     13.63     13.75       70,021
   11/30/97                                               (0.23)       (0.41)     14.75     13.52       95,721
   11/30/98                                               (0.31)       (1.40)     14.96     13.54      131,440
   1/31/99#                                                  --           --      15.84      5.88      145,332
   1/31/00                                                (0.29)       (1.77)     13.88      0.29      208,919
   1/31/01                                                (0.37)       (0.10)     16.29     20.94      303,278

                                                     Asset Allocation Portfolio

   11/30/96                                               (0.31)       (0.39)     14.52     20.27      316,388
   11/30/97                                               (0.40)       (0.90)     16.21     21.97      526,585
   11/30/98                                               (0.35)       (1.61)     14.81      2.85      713,045
   1/31/99#                                                  --           --      15.03      1.49      724,516
   1/31/00                                                (0.48)       (0.80)     14.52      5.51      699,063
   1/31/01                                                (0.43)       (0.31)     14.55      5.38      653,310

                                                     Telecom Utility Portfolio

   6/3/96-
   11/30/96                                                  --           --      10.75      7.50        6,299
   11/30/97                                               (0.09)       (0.02)     12.91     21.26       24,366
   11/30/98                                               (0.16)       (0.33)     14.46     15.98       68,049
   1/31/99#                                                  --           --      14.57      0.76       77,323
   1/31/00                                                (0.24)       (0.62)     14.42      5.01      120,159
   1/31/01                                                (0.38)       (0.21)     12.39    (10.27)     112,682

                                                       Equity Income Portfolio

   12/14/98-
   1/31/99                                                (0.03)          --      10.54      5.70        5,287
   1/31/00                                                (0.18)       (0.25)     10.25      1.29        6,670
   1/31/01                                                (0.02)          --      11.71     14.44        8,315

                                                                RATIO OF NET
                                                   RATIO OF      INVESTMENT
                                                  EXPENSES TO    INCOME TO
                      PERIOD                      AVERAGE NET   AVERAGE NET    PORTFOLIO
                       ENDED                        ASSETS         ASSETS      TURNOVER
   ---------------------------------------------  --------------------------------------

                                   SunAmerica Balanced Portfolio

   6/3/96-
   11/30/96                                          1.00%+(2)      1.92%+(2)      40%
   11/30/97                                          1.00           1.82          143
   11/30/98                                          0.78           2.10          111
   1/31/99#                                          0.75+(1)       1.72+(1)       26
   1/31/00                                           0.66           2.01          197
   1/31/01                                           0.64           1.87          333

                                   MFS Total Return Portfolio

   11/30/96                                          0.84           2.74          194
   11/30/97                                          0.82           2.63          271
   11/30/98                                          0.77           2.43          106
   1/31/99#                                          0.81+          2.40+          86
   1/31/00                                           0.76(1)        3.17(1)       116
   1/31/01                                           0.74(1)        3.42(1)       111

                                    Asset Allocation Portfolio

   11/30/96                                          0.74           3.66          200
   11/30/97                                          0.68           2.88          176
   11/30/98                                          0.64           3.15          156
   1/31/99#                                          0.66+          2.60+          30
   1/31/00                                           0.63           2.70          191
   1/31/01                                           0.64           2.75          172

                                   Telecom Utility Portfolio

   6/3/96-
   11/30/96                                          1.05+(2)       4.41+(2)       24
   11/30/97                                          1.05(2)        3.15(2)        77
   11/30/98                                          1.01           3.04           72
   1/31/99#                                          0.93+          3.02+          12
   1/31/00                                           0.84           3.31          121
   1/31/01                                           0.84(1)        2.81(1)       104

                                    Equity Income Portfolio

   12/14/98-
   1/31/99                                           0.95+(2)       1.87+(2)       14
   1/31/00                                           0.95(2)        2.05(2)        34
   1/31/01                                           0.95(2)        1.94(2)        59

---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized

    (1)  Gross of custody credits of 0.01%

    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                     EXPENSES
                                 -------------------------------------------------
                                 11/96    11/97    11/98    1/99+    1/00    1/01
                                 -------------------------------------------------
    SunAmerica Balanced........  1.43+%   1.00%    0.78%    0.75%    0.66%   0.64%
    MFS Total Return...........  0.84     0.82     0.77     0.81     0.76    0.74
    Asset Allocation...........  0.74     0.68     0.64     0.66     0.63    0.64
    Telecom Utility............  1.93+    1.24     1.01     0.93     0.84    0.84
    Equity Income..............    --       --       --     3.47     1.56    1.88

                                            NET INVESTMENT INCOME (LOSS)
                                 ---------------------------------------------------
                                 11/96     11/97    11/98    1/99+    1/00     1/01
                                 ---------------------------------------------------
    SunAmerica Balanced........   1.49+%   1.82%    2.10%    1.72%    2.01%     1.87%
    MFS Total Return...........   2.74     2.63     2.43     2.40     3.17      3.42
    Asset Allocation...........   3.66     2.88     3.15     2.60     2.70      2.75
    Telecom Utility............   3.53+    2.96     3.04     3.02     3.31      2.81
    Equity Income..............     --       --       --     (0.65)   1.44      1.01

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                                  NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS
                                                 ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET
                                                 VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED
                   PERIOD                      BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON
                   ENDED                       OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS
   ----------------------------------------------------------------------------------------------------------------------------

                                                       Equity Index Portfolio

   12/14/98-
   1/31/99                                      $10.00      $0.01         $ 1.17         $ 1.18     $      (0.03)     $   --
   1/31/00                                       11.15       0.12           0.67           0.79            (0.06)         --
   1/31/01                                       11.88       0.08          (0.24)         (0.16)              --       (0.02)

                                                         Growth-Income Portfolio

   11/30/96                                      13.71       0.18           3.48           3.66            (0.12)      (0.43)
   11/30/97                                      16.82       0.17           4.69           4.86            (0.13)      (0.73)
   11/30/98                                      20.82       0.17           4.33           4.50            (0.13)      (0.96)
   1/31/99#                                      24.23       0.02           3.63           3.65               --          --
   1/31/00                                       27.88       0.16           4.75           4.91            (0.15)      (1.40)
   1/31/01                                       31.24       0.19          (0.65)         (0.46)           (0.13)      (1.60)

                                                          Federated Value Portfolio

   6/3/96-
   11/30/96                                      10.00       0.07           1.01           1.08               --          --
   11/30/97                                      11.08       0.13           2.72           2.85            (0.03)         --
   11/30/98                                      13.90       0.17           2.35           2.52            (0.06)      (0.30)
   1/31/99#                                      16.06       0.02           0.54           0.56               --          --
   1/31/00                                       16.62       0.20          (0.14)          0.06            (0.12)      (0.69)
   1/31/01                                       15.87       0.25           1.37           1.62            (0.17)      (0.60)

                                                        Davis Venture Value Portfolio

   11/30/96                                      13.47       0.18           3.46           3.64            (0.09)      (0.12)
   11/30/97                                      16.90       0.19           4.73           4.92            (0.09)      (0.26)
   11/30/98                                      21.47       0.20           2.23           2.43            (0.12)      (0.68)
   1/31/99#                                      23.10       0.03           1.25           1.28               --          --
   1/31/00                                       24.38       0.13           3.06           3.19            (0.20)      (0.93)
   1/31/01                                       26.44       0.14           3.19           3.33            (0.12)      (0.28)

                                                       "Dogs" of Wall Street Portfolio

   4/1/98-
   11/30/98                                      10.00       0.11          (0.30)         (0.19)              --          --
   1/31/99#                                       9.81       0.02          (0.23)         (0.21)              --          --
   1/31/00                                        9.60       0.21          (1.12)         (0.91)           (0.05)      (0.26)
   1/31/01                                        8.38       0.23           0.73           0.96            (0.22)      (0.10)

                                            NET                       NET                       RATIO OF NET
                                           ASSET                     ASSETS       RATIO OF       INVESTMENT
                                           VALUE                     END OF      EXPENSES TO     INCOME TO
                   PERIOD                  END OF        TOTAL       PERIOD      AVERAGE NET    AVERAGE NET    PORTFOLIO
                   ENDED                   PERIOD      RETURN***    (000'S)        ASSETS          ASSETS      TURNOVER
   --------------------------------------  -----------------------------------------------------------------------------

                                                     Equity Index Portfolio

   12/14/98-
   1/31/99                                 $11.15        11.81%    $   11,168           0.55%+(1)   0.75%+(1)      --%
   1/31/00                                  11.88         7.05         63,487           0.55(1)     1.02(1)         1
   1/31/01                                  11.70        (1.29)        63,786           0.55        0.64            4

                                                    Growth-Income Portfolio

   11/30/96                                 16.82        27.41        325,463           0.72        1.21           82
   11/30/97                                 20.82        30.11        622,062           0.65        0.89           44
   11/30/98                                 24.23        21.91      1,019,590           0.60        0.78           53
   1/31/99#                                 27.88        15.06      1,206,113           0.60+       0.55+          16
   1/31/00                                  31.24        18.37      1,828,340           0.56        0.56           43
   1/31/01                                  29.05        (1.63)     1,931,070           0.57        0.60           52

                                                   Federated Value Portfolio

   6/3/96-
   11/30/96                                 11.08        10.80         12,460           1.05+(1)    1.26+(1)       30
   11/30/97                                 13.90        25.75         59,024           1.03        1.03           46
   11/30/98                                 16.06        18.22        145,900           0.83        1.13           51
   1/31/99#                                 16.62         3.49        159,176           0.86+       0.75+           4
   1/31/00                                  15.87         0.17        208,488           0.77        1.17           34
   1/31/01                                  16.72        10.62        231,716           0.76        1.56           46

                                                Davis Venture Value Portfolio

   11/30/96                                 16.90        27.44        516,413           0.85        1.21           22
   11/30/97                                 21.47        29.62      1,140,053           0.79        0.98           22
   11/30/98                                 23.10        11.36      1,725,411           0.75        0.89           25
   1/31/99#                                 24.38         5.54      1,840,354           0.77+       0.86+           5
   1/31/00                                  26.44        13.42      2,303,994           0.74        0.51           23
   1/31/01                                  29.37        12.72      2,808,045           0.75        0.47           26

                                               "Dogs" of Wall Street Portfolio

   4/1/98-
   11/30/98                                  9.81        (1.90)        65,283           0.85+(1)    2.04+(1)       --
   1/31/99#                                  9.60        (2.14)        78,062           0.85+       0.93+          58
   1/31/00                                   8.38       (10.02)        98,924           0.67        2.11           51
   1/31/01                                   9.02        12.05         92,070           0.72        2.76           55

---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized

    (1) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                             EXPENSES
                                           ---------------------------------------------
                                           11/96   11/97   11/98   1/99+   1/00    1/01
                                           ---------------------------------------------
    Equity Index .......................     --%     --%     --%   1.80%   0.85%   0.55%
    Growth-Income.......................   0.72    0.65    0.60    0.60    0.56    0.57
    Federated Value.....................   1.57+   1.03    0.83    0.86    0.77    0.76
    Davis Venture Value.................   0.85    0.79    0.75    0.77    0.74    0.75
    "Dogs" of Wall Street...............     --      --    0.92+   0.85    0.67    0.72

                                                   NET INVESTMENT INCOME (LOSS)
                                          ----------------------------------------------
                                          11/96   11/97   11/98   1/99+    1/00    1/01
                                          ----------------------------------------------
    Equity Index .......................    --%     --%     --%   (0.50)%  0.72%   0.64%
    Growth-Income.......................  1.21    0.89    0.78     0.55    0.56    0.60
    Federated Value.....................  0.74+   1.03    1.13     0.75    1.17    1.56
    Davis Venture Value.................  1.21    0.98    0.89     0.86    0.51    0.47
    "Dogs" of Wall Street...............    --      --    1.97+    0.93    2.11    2.76

    See Notes to Financial Statements

---------------------
    190

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                  NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                 ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                 VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
            PERIOD             BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
             ENDED             OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   --------------------------------------------------------------------------------------------------------------------------

                                                       Alliance Growth Portfolio

   11/30/96                     $15.63       $ 0.08         $ 4.07         $ 4.15     $      (0.04)     $(1.01)     $18.73
   11/30/97                      18.73         0.16           4.76           4.92            (0.05)      (1.04)      22.56
   11/30/98                      22.56         0.07           7.77           7.84            (0.06)      (2.30)      28.04
   1/31/99#                      28.04         0.00           7.22           7.22               --          --       35.26
   1/31/00                       35.26        (0.04)          4.46           4.42            (0.05)      (3.05)      36.58
   1/31/01                       36.58        (0.04)         (3.40)         (3.44)              --       (4.94)      28.20

                                                     Goldman Sachs Research Portfolio

   7/5/00-
   1/31/01                       10.00        (0.03)         (0.01)         (0.04)              --       (0.04)       9.92

                                                     MFS Growth and Income Portfolio

   11/30/96                      13.14         0.11           2.16           2.27            (0.11)      (0.91)      14.39
   11/30/97                      14.39         0.11           2.48           2.59            (0.10)      (1.26)      15.62
   11/30/98                      15.62         0.02           2.61           2.63            (0.12)      (2.76)      15.37
   1/31/99#                      15.37         0.01           1.60           1.61               --          --       16.98
   1/31/00                       16.98         0.10           0.11           0.21            (0.03)      (3.81)      13.35
   1/31/01                       13.35         0.08           0.42           0.50            (0.08)         --       13.77

                                                        Putnam Growth Portfolio

   11/30/96                      13.10           --           2.61           2.61               --          --       15.71
   11/30/97                      15.71         0.03           3.93           3.96               --       (0.52)      19.15
   11/30/98                      19.15         0.01           4.15           4.16            (0.02)      (3.08)      20.21
   1/31/99#                      20.21        (0.01)          3.33           3.32               --          --       23.53
   1/31/00                       23.53        (0.02)          3.76           3.74            (0.01)      (0.78)      26.48
   1/31/01                       26.48        (0.03)         (3.37)         (3.40)              --       (2.23)      20.85

                                                        Blue Chip Growth Portfolio

   7/5/00-
   1/31/01                       10.00         0.06          (1.24)         (1.18)           (0.03)         --        8.79

                                             NET                          RATIO OF NET
                                            ASSETS       RATIO OF          INVESTMENT
                                            END OF      EXPENSES TO        INCOME TO
            PERIOD              TOTAL       PERIOD      AVERAGE NET       AVERAGE NET     PORTFOLIO
             ENDED            RETURN***    (000'S)        ASSETS             ASSETS       TURNOVER
   -------------------------  -----------------------------------------------------------------------

                                      Alliance Growth Portfolio

   11/30/96                     28.05%    $  381,367           0.71%           0.51%         121%
   11/30/97                     27.80        704,533           0.65            0.37          110
   11/30/98                     35.92      1,396,140           0.58            0.27           90
   1/31/99#                     25.75      1,864,924           0.63+          (0.01)+         11
   1/31/00                      14.09      2,875,413           0.63           (0.11)          77
   1/31/01                     (10.17)     2,810,098           0.64           (0.10)         101

                                      Goldman Sachs Research Po

   7/5/00-
   1/31/01                      (0.42)        39,903           1.35+(1)(2)    (0.54)+(1)(2)  115

                                      MFS Growth and Income Por

   11/30/96                     18.40        186,368           0.74            0.82          164
   11/30/97                     19.78        218,496           0.73            0.77          217
   11/30/98                     17.82        238,298           0.70            0.17          105
   1/31/99#                     10.47        266,069           0.75+           0.38+          76
   1/31/00                       1.77        337,222           0.75            0.66           64
   1/31/01                       3.71        369,518           0.76            0.58           81

                                       Putnam Growth Portfolio

   11/30/96                     19.92        160,073           0.90           (0.02)          63
   11/30/97                     26.01        234,726           0.91            0.18          125
   11/30/98                     22.56        398,863           0.86            0.09           75
   1/31/99#                     16.43        494,813          0.86+           (0.19)+         10
   1/31/00                      16.51        783,896           0.80           (0.09)          76
   1/31/01                     (13.68)       732,943           0.79           (0.10)          84

                                      Blue Chip Growth Portfoli

   7/5/00-
   1/31/01                     (11.82)        15,801           0.85+(2)        1.06+(2)       81

---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized

    (1) The ratios reflect an expense cap of 1.35% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.

    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                          EXPENSES
                                        --------------------------------------------
                                        11/96   11/97   11/98   1/99+   1/00   1/01
                                        --------------------------------------------
    Alliance Growth..................   0.71%   0.65%   0.58%   0.63%   0.63%  0.64%
    Goldman Sachs Research...........     --      --      --      --     --    1.63+
    MFS Growth and Income............   0.74    0.73    0.70    0.75    0.75   0.76
    Putnam Growth....................   0.90    0.91    0.86    0.86    0.80   0.79
    Blue Chip Growth.................     --      --      --      --     --    1.81+

                                                  NET INVESTMENT INCOME(LOSS)
                                       -------------------------------------------------
                                       11/96   11/97   11/98   1/99+     1/00      1/01
                                       -------------------------------------------------
    Alliance Growth..................  0.51%   0.37%   0.27%   (0.01)%   (0.11)%   (0.10)%
    Goldman Sachs Research...........    --      --      --       --        --     (0.82)+
    MFS Growth and Income............  0.82    0.77    0.17     0.38      0.66      0.58
    Putnam Growth....................  (0.02)  0.18    0.09    (0.19)    (0.09)    (0.10)
    Blue Chip Growth.................    --      --      --       --        --      0.10+

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                  NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                                 ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                 VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
            PERIOD             BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
             ENDED             OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   ------------------------------------------------------------------------------------------------------------------------

                                                          Real Estate Portfolio

   6/2/97-
   11/30/97                     $10.00      $ 0.16        $ 1.37         $ 1.53     $         --      $   --      $11.53
   11/30/98                      11.53        0.45         (1.93)         (1.48)           (0.16)      (0.01)       9.88
   1/31/99#                       9.88        0.09         (0.36)         (0.27)              --          --        9.61
   1/31/00                        9.61        0.39         (1.14)         (0.75)           (0.33)         --        8.53
   1/31/01                        8.53        0.39          1.84           2.23            (0.36)         --       10.40

                                                        Small Company Value Portfolio

   12/14/98-
   1/31/99                       10.00          --          0.05           0.05            (0.02)         --       10.03
   1/31/00                       10.03       (0.04)         0.58           0.54               --       (0.05)      10.52
   1/31/01                       10.52       (0.05)         2.23           2.18               --       (2.26)      10.44

                                                         MFS Mid-Cap Growth Portfolio

   4/1/99-
   1/31/00                       10.00       (0.01)         5.84           5.83               --       (0.23)      15.60
   1/31/01                       15.60       (0.04)         3.76           3.72               --       (0.33)      18.99

                                                          Aggressive Growth Portfolio

   6/3/96-
   11/30/96                      10.00        0.02          0.34           0.36               --          --       10.36
   11/30/97                      10.36        0.01          1.40           1.41            (0.01)         --       11.76
   11/30/98                      11.76        0.04          0.52           0.56               --          --       12.32
   1/31/99#                      12.32          --          3.20           3.20               --          --       15.52
   1/31/00                       15.52          --          8.59           8.59            (0.03)      (1.36)      22.72
   1/31/01                       22.72        0.05         (3.09)         (3.04)              --       (1.96)      17.72

                                                        Growth Opportunities Portfolio

   7/5/00-
   1/31/01                       10.00        0.07         (1.10)         (1.03)           (0.04)         --        8.93

                                                            Marsico Growth Portfolio

   12/29/00-
   1/31/01                       10.00        0.01          0.53           0.54               --          --       10.54

                                            NET                                       RATIO OF NET
                                           ASSETS          RATIO OF                    INVESTMENT
                                           END OF        EXPENSES TO                   INCOME TO
            PERIOD              TOTAL      PERIOD        AVERAGE NET                  AVERAGE NET              PORTFOLIO
             ENDED            RETURN***   (000'S)           ASSETS                       ASSETS                TURNOVER
   -------------------------  ------------------------------------------------------------------------------------------

                                                     Real Estate Portfolio

   6/2/97-
   11/30/97                     15.30%    $ 29,565                1.25%+(5)                   3.25%+(5)             7%
   11/30/98                    (13.04)      59,102                0.95                        4.21                 26
   1/31/99#                     (2.73)      58,504                1.01+                       5.63+                 6
   1/31/00                      (8.03)      53,766                0.92                        4.24                 61
   1/31/01                      26.40       76,224                0.96                        4.05                 28

                                                     Small Company Value Portf

   12/14/98-
   1/31/99                       0.49        5,024                1.40+(5)                    0.12+(5)              6
   1/31/00                       5.37        5,226                1.40(5)                    (0.40)(5)             65
   1/31/01                      20.98        4,409                1.40(1)(5)                 (0.41)(1)(5)          57

                                                     MFS Mid-Cap Growth Portfo

   4/1/99-
   1/31/00                      58.26       81,636                1.15+(2)(5)                (0.13)+(2)(5)        108
   1/31/01                      23.97      367,523                0.82(4)                    (0.20)(4)            146

                                                     Aggressive Growth Portfol

   6/3/96-
   11/30/96                      3.60       35,124                1.05+(5)                    0.46+(5)             47
   11/30/97                     13.62      103,603                0.90                       (0.13)               221
   11/30/98                      4.76      133,183                0.83                        0.32                268
   1/31/99#                     25.97      182,313                0.82+                       0.13+                29
   1/31/00                      60.62      450,073                0.75                        0.02                131
   1/31/01                     (14.88)     495,826                0.70                        0.23                263

                                                     Growth Opportunities Port

   7/5/00-
   1/31/01                     (10.30)      28,836                1.00+(5)                    1.16+(5)             86

                                                        Marsico Growth Portfolio

   12/29/00-
   1/31/01                       5.40        5,596                1.00+(3)(5)                 0.73+(3)(5)          10

---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized

    (1) The ratios reflect an expense cap of 1.40% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.

    (2) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.

    (3) The ratios reflect an expense cap of 1.00% which is net of custody credits (0.44%) or waivers/reimbursements if applicable.

    (4)  Gross of custody credits of 0.01%

    (5) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                       EXPENSES                              NET INVESTMENT INCOME(LOSS)
                                     --------------------------------------------   ---------------------------------------------
                                     11/96   11/97   11/98   1/99+   1/00   1/01    11/96   11/97   11/98   1/99+   1/00    1/01
                                     --------------------------------------------   ---------------------------------------------
    Real Estate...................     --%   1.36+%  0.95%   1.01%   0.92%  0.96%     --%   3.14+%  4.21%   5.63%    4.24%   4.05%
    Small Company Value...........     --      --      --    3.87    2.25   2.64      --      --      --    (2.35)  (1.25)  (1.65)
    MFS Mid-Cap Growth............     --      --      --      --    1.19+  0.82      --      --      --      --    (0.17)+ (0.20)
    Aggressive Growth.............   1.09+   0.90    0.83    0.82    0.75   0.70    0.42+   (0.13)  0.32    0.13     0.02    0.23
    Growth Opportunities..........     --      --      --      --     --    1.26+     --      --      --      --       --    0.90+
    Marsico Growth................     --      --      --      --     --    4.73+     --      --      --      --       --   (3.00)+

    See Notes to Financial Statements

---------------------
    192

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                       NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                      ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                      VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
               PERIOD               BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
               ENDED                OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   -------------------------------------------------------------------------------------------------------------------------------
                                             International Growth and Income Portfolio

   6/2/97-
   11/30/97                          $10.00      $  0.03        $  0.38        $  0.41     $         --      $   --      $10.41
   11/30/98                           10.41         0.13           0.86           0.99            (0.03)      (0.06)      11.31
   1/31/99#                           11.31           --           0.40           0.40            (0.02)      (0.19)      11.50
   1/31/00                            11.50         0.15           1.97           2.12            (0.45)      (0.89)      12.28
   1/31/01                            12.28         0.12           0.36           0.48            (0.12)      (0.13)      12.51

                                                     Global Equities Portfolio

   11/30/96                           13.06         0.14           2.19           2.33            (0.14)      (0.33)      14.92
   11/30/97                           14.92         0.09           1.79           1.88            (0.13)      (0.69)      15.98
   11/30/98                           15.98         0.07           2.40           2.47            (0.19)      (1.36)      16.90
   1/31/99#                           16.90         0.00           1.71           1.71               --          --       18.61
   1/31/00                            18.61         0.06           4.00           4.06            (0.21)      (1.37)      21.09
   1/31/01                            21.09        (0.03)         (1.91)         (1.94)           (0.03)      (1.59)      17.53

                                            International Diversified Equities Portfolio

   11/30/96                           10.15         0.05           1.43           1.48            (0.26)         --       11.37
   11/30/97                           11.37         0.09           0.28           0.37            (0.31)      (0.10)      11.33
   11/30/98                           11.33         0.15           1.93           2.08            (0.40)      (0.15)      12.86
   1/31/99#                           12.86        (0.01)          0.22           0.21               --          --       13.07
   1/31/00                            13.07         0.13           1.91           2.04            (0.21)      (0.08)      14.82
   1/31/01                            14.82         0.11          (1.91)         (1.80)           (0.12)      (2.14)      10.76

                                                     Emerging Markets Portfolio

   6/2/97-
   11/30/97                           10.00         0.06          (2.03)         (1.97)              --          --        8.03
   11/30/98                            8.03         0.04          (1.78)         (1.74)           (0.07)         --        6.22
   1/31/99#                            6.22         0.01             --           0.01            (0.01)         --        6.22
   1/31/00                             6.22        (0.03)          4.81           4.78               --          --       11.00
   1/31/01                            11.00        (0.02)         (2.95)         (2.97)           (0.06)      (0.16)       7.81

                                                        Technology Portfolio

   7/5/00-
   1/31/01                            10.00        (0.04)         (2.80)         (2.84)              --          --        7.16

                                                  NET                       RATIO OF NET
                                                 ASSETS       RATIO OF       INVESTMENT
                                                 END OF      EXPENSES TO     INCOME TO
               PERIOD                TOTAL       PERIOD      AVERAGE NET    AVERAGE NET    PORTFOLIO
               ENDED               RETURN***    (000'S)        ASSETS          ASSETS      TURNOVER
   ------------------------------  -----------------------------------------------------------------
                                             International Growth and Income Portfolio

   6/2/97-
   11/30/97                         $  4.10    $   42,844           1.60%+(2)   0.61%+(2)      19%
   11/30/98                            9.58       128,344           1.46        1.12           51
   1/31/99#                            3.56       142,497           1.46+      (0.10)+         10
   1/31/00                            17.99       253,962           1.21        1.16           75
   1/31/01                             3.95       342,114           1.18        0.95           80

                                                     Global Equities Portfolio

   11/30/96                           18.21       246,482           1.03        1.04           70
   11/30/97                           13.30       341,639           0.95        0.58          115
   11/30/98                           15.34       420,358           0.88        0.46           92
   1/31/99#                           10.12       463,138           0.86+      (0.04)+         12
   1/31/00                            23.67       632,495           0.84        0.30           94
   1/31/01                            (9.29)      650,067           0.84       (0.15)          93

                                            International Diversified Equities Portfolio

   11/30/96                           14.85       157,008           1.59        0.47           53
   11/30/97                            3.52       248,927           1.35        0.82           56
   11/30/98                           18.33       354,174           1.26        1.18           40
   1/31/99#                            1.63       373,785           1.26+      (0.43)+          7
   1/31/00                            15.85       464,988           1.22        0.95           65
   1/31/01                           (12.71)      442,009           1.21        0.89           72

                                                     Emerging Markets Portfolio

   6/2/97-
   11/30/97                          (19.70)       19,979           1.90+(2)    1.33+(2)       49
   11/30/98                          (21.86)       31,685           1.90(2)     0.61(2)        96
   1/31/99#                            0.20        32,708           1.90+(2)    0.60+(2)       22
   1/31/00                            76.86       102,740           1.90(1)(2) (0.41)(1)(2)   145
   1/31/01                           (26.87)       96,507           1.57       (0.22)         125

                                                        Technology Portfolio

   7/5/00-
   1/31/01                           (28.40)       56,323           1.49+      (0.93)+         98

---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized

    (1) The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.

    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                      EXPENSES                              NET INVESTMENT INCOME (LOSS)
                                    ---------------------------------------------   ---------------------------------------------
                                    11/96   11/97   11/98   1/99+   1/00    1/01    11/96   11/97   11/98   1/99+   1/00    1/01
                                    ---------------------------------------------   ---------------------------------------------
    International Growth and
    Income........................    --%   2.02+%  1.46%   1.46%   1.21%   1.18%     --%   0.19+%  1.12%   (0.10)% 1.16%    0.95%
    Global Equities...............  1.03    0.95    0.88    0.86    0.84    0.84    1.04    0.58    0.46    (0.04)  0.30    (0.15)
    International Diversified
    Equities......................  1.59    1.35    1.26    1.26    1.22    1.21    0.47    0.82    1.18    (0.43)  0.95     0.89
    Emerging Markets..............    --    2.60+   2.01    2.29    1.91    1.57      --    0.63+   0.50     0.21  (0.42)   (0.22)
    Technology....................    --      --      --      --      --    1.49+     --      --      --      --      --    (0.93)+

    See Notes to Financial Statements

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF SUNAMERICA SERIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Portfolio, Corporate Bond Portfolio, Global Bond Portfolio, High-Yield Bond Portfolio, Worldwide High-Income Portfolio, SunAmerica Balanced Portfolio, MFS Total Return Portfolio, Asset Allocation Portfolio, Telecom Utility Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth-Income Portfolio, Federated Value Portfolio, Davis Venture Value Portfolio, "Dogs" of Wall Street Portfolio, Alliance Growth Portfolio, Goldman Sachs Research Portfolio, MFS Growth and Income Portfolio, Putnam Growth Portfolio, Blue Chip Growth Portfolio, Real Estate Portfolio, Small Company Value Portfolio, MFS Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Growth Opportunities Portfolio, Marsico Growth Portfolio, International Growth and Income Portfolio, Global Equities Portfolio, International Diversified Equities Portfolio, Emerging Markets Portfolio and Technology Portfolio (constituting the thirty-one portfolios of the SunAmerica Series Trust, hereafter referred to as the "Fund") at January 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
March 21, 2001

---------------------
    194

---------------------

SUNAMERICA SERIES TRUST
SHAREHOLDERS TAX INFORMATION (unaudited)

  Certain tax information regarding the SunAmerica Series Trust is required to be provided to the shareholders based upon each Fund's income and distributions for the year ended January 31, 2001.

  During the year ended January 31, 2001 the Portfolios paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations:

                                                                  NET            NET              NET        QUALIFYING % FOR THE
                                                     TOTAL     INVESTMENT     SHORT-TERM       LONG-TERM        70% DIVIDENDS
                                                   DIVIDENDS     INCOME     CAPITAL GAINS*   CAPITAL GAINS    RECEIVED DEDUCTION
   ------------------------------------------------------------------------------------------------------------------------------
   Cash Management Portfolio.....................    $0.45       $0.45          $  --            $  --                  --%
   Corporate Bond Portfolio......................     0.77        0.77             --               --                2.04
   Global Bond Portfolio.........................     0.70        0.70             --               --                  --
   High-Yield Bond Portfolio.....................     1.11        1.11             --               --                  --
   Worldwide High Income Portfolio...............     1.21        1.21             --               --                  --
   SunAmerica Balanced Portfolio.................     0.32        0.22             --             0.10               23.37
   MFS Total Return Portfolio....................     0.47        0.37           0.02             0.08               29.23
   Asset Allocation Portfolio....................     0.74        0.43           0.31               --               19.81
   Telecom Utility Portfolio.....................     0.59        0.38             --             0.21              100.00
   Equity Income Portfolio.......................     0.02        0.02             --               --               81.54
   Equity Index Portfolio........................     0.02          --           0.02               --               80.36
   Growth-Income Portfolio.......................     1.73        0.13           1.02             0.58               13.93
   Federated Value Portfolio.....................     0.77        0.17           0.09             0.51               90.70
   Davis Venture Value Portfolio.................     0.40        0.12             --             0.28               99.94
   "Dogs" of Wall Street Portfolio...............     0.32        0.22           0.01             0.09              100.00
   Alliance Growth Portfolio.....................     4.94          --           1.09             3.85               10.33
   Goldman Sachs Research Portfolio..............     0.04          --           0.04               --               63.75
   MFS Growth and Income Portfolio...............     0.08        0.08             --               --              100.00
   Putnam Growth Portfolio.......................     2.23          --           0.52             1.71               20.61
   Blue Chip Growth Portfolio....................     0.03        0.03             --               --               40.66
   Real Estate Portfolio.........................     0.36        0.36             --               --                  --
   Small Company Value Portfolio.................     2.26          --           1.04             1.22               12.68
   MFS Mid-Cap Growth Portfolio..................     0.33          --           0.33               --                  --
   Aggressive Growth Portfolio...................     1.96          --           1.87             0.09                  --
   Growth Opportunities Portfolio................     0.04        0.04             --               --               11.00
   Marsico Growth Portfolio......................       --          --             --               --                  --
   International Growth and Income Portfolio.....     0.25        0.12           0.01             0.12                  --
   Global Equities Portfolio.....................     1.62        0.03           0.77             0.82                7.18
   International Diversified Equities
    Portfolio....................................     2.26        0.12           0.64             1.50                  --
   Emerging Markets Portfolio....................     0.22        0.06             --             0.16                  --
   Technology Portfolio..........................       --          --             --               --                  --

---------------

    * Short-term capital gains are treated as ordinary income dividends for tax purposes.
      The International Growth and Income, International Diversified Equities and Emerging Markets Portfolios make an election under Internal Revenue Code
    Section 853 to pass through foreign taxes paid by the Portfolio to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended January 31, 2001 were $833,681, $829,355 and $332,887, respectively. The gross foreign source income for information reporting is $6,432,996, $6,383,762 and $934,309, respectively.

                                                           ---------------------

---------------------

    COMPARISONS: PORTFOLIOS VS. INDEXES

               The following graphs compare the performance of a $10,000 investment in the presented SunAmerica Series Trust Portfolios (with the exception of Cash Management) to a $10,000 investment in a relevant securities index benchmark since the portfolio inception. The Growth Opportunities, SunAmerica Blue Chip Growth, Marsico Growth, Goldman Sachs Research, and Technology portfolios do not include a graphical comparison because they do not have a long enough record of performance in the Trust. Please note that variable annuity minimum premiums vary by contract and may be higher or lower than the results depicted by the chart. Following each graph is a discussion of portfolio performance and factors affecting performance over the prior year ended January 31, 2001.

               THE FOLLOWING GRAPHS AND TABLES SHOW THE PERFORMANCE OF THE PORTFOLIOS AT THE SUNAMERICA SERIES TRUST LEVEL AND INCLUDE ALL TRUST EXPENSES NO INSURANCE COMPANY EXPENSES ASSOCIATED WITH THE VARIABLE ANNUITY AND NO CONTINGENT DEFERRED SALES CHARGE. IT IS ASSUMED THAT ALL DIVIDENDS ARE REINVESTED. NO EXPENSES ARE DEDUCTED FROM THE PERFORMANCE OF THE INDEXES.

               BANC OF AMERICA CAPITAL MANAGEMENT

               Cash Management Portfolio

               The Cash Management Portfolio returned 5.95% for the 12-month period ended January 31, 2001. A weakening economy and expectations for interest rate cuts by the Federal Reserve Board caused yields to drop throughout the second half of the year.

               As the economic situation worsened and without significant sign of inflationary pressures, there was widespread anticipation of lower short-term interest rates during the closing months of the period. The Federal Reserve Board responded with two aggressive, 50 basis point reductions in January and may continue these reductions in an effort to avoid recession and spur economic growth.

               SUNAMERICA ASSET MANAGEMENT CORP.

               Growth Opportunities Portfolio

               Growth securities experienced price contractions across the board in the fourth quarter of 2000 as political and economic uncertainty drove investors to shorten their time horizons and limit their risk tolerance. Technology issues were particularly hard hit as investors digested news of inventory builds and overall demand softness. High multiple growth stocks that had enjoyed a long period of outperformance were shunned in favor of value stocks coming off depressed prices, with many near all time lows. Earnings growth slowed in the third quarter after coming off the first and second quarter comparisons that were very high. The technology laden Nasdaq experienced significant pressure as high multiple names lost significant value.

               The Growth Opportunities Portfolio was affected by the downdraft of the overall markets due to its high exposure to growth-based equities. An overweighted position in technology contributed to the decline. The portfolio return of -10.30% underperformed the S&P 500 Mid Cap Index benchmark during the July to January period due to our underweight position in some of the value sectors that led the market. Utilities, basic materials, consumer cyclicals and consumer staples are all areas that did quite well during this time period. Because of its growth orientation, the portfolio did not have much exposure to these groups. The portfolio's current

                     Past performance is no guarantee of future results.
---------------------
    196
               technology weighting is down considerably, and our added exposure to sectors such as energy, retail and finance should position the portfolio for relative performance strength.

               Blue Chip Growth Portfolio

               SunAmerica began managing the Blue Chip Growth Portfolio in July of 2000. The portfolio's return from inception through January 31, 2001 of -11.82% underperformed the -6.44% return of its benchmark, the S&P 500. The year 2000 presented a challenge for equity investing and the large-cap growth sector in particular. Slower economic growth, election uncertainty and reduced earnings expectations weighed heavily on the equity markets in the latter half of 2000. Declining 39.3% for the calendar year, the Nasdaq Composite posted its worst yearly performance since the index's inception in 1971. Although negative, both the Dow Jones Industrial Average and the S&P 500 managed to fare better than the Nasdaq during the period.

               The best performing sector in 1999, technology collapsed in 2000. From its peak in March to its bottom in December 2000, the Nasdaq plunged 54%. The Blue Chip Growth Portfolio lowered its technology weighting in early 2000, and diversified into other sectors. Most of the damage to the portfolio's performance, however, occurred in the fourth quarter with the collapse of the optical sector, which was the last technology sector to be decimated by investors in 2000.

               The portfolio was overweight in the energy sector for the majority of the year, focusing on drillers and major integrated producers, which aided overall performance. Towards the end of the year, we reduced the portfolio's position in technology and focused more on early cycle sectors (retailers and financials) that would benefit from an easing by the Federal Reserve. Cash remained at high levels at the end of 2000.

               MARSICO ASSET MANAGEMENT

               Marsico Growth Portfolio

               The month of January was highlighted by two significant interest rate cuts by the Federal Open Market Committee ("FOMC") -- a sharp change in interest rate policy from the prior two years. The FOMC reduced policy rates by a total of 100 basis points, the first time that has happened since 1984. Technology-related companies were among the primary beneficiaries, at least in the short-term, of the interest rate reductions. For the month, the Nasdaq Composite Index rose in value by more than 12%, including a record one-day gain of 14% on January 3, 2001.

               Since its inception at the end of December, the portfolio posted a total return of 5.40%. For comparative purposes, the S&P 500 Index gained 3.56%. The portfolio's solid performance was attributable primarily to its holdings in financial services (e.g., Citigroup, Goldman Sachs, Lehman Brothers, Merrill Lynch) and retail companies (e.g., Home Depot, Tiffany, Wal-Mart Stores, Costco) -- two sectors that produced strong gains during the month. To some extent, the portfolio's relative underweighting in technology-related companies adversely affected performance.

               Top five holdings as of January 31, 2001 were: Federal Home Loan Bank Discount Notes (10.7%), Home Depot (4.7%), Lehman Brothers Holdings (4.5%), General Electric (4.2%) and Goldman Sachs Group (4.1%).

                     Past performance is no guarantee of future results.
                                                           ---------------------

               GOLDMAN SACHS ASSET MANAGEMENT

               Goldman Sachs Research Portfolio

               The Goldman Sachs Research Portfolio (the "portfolio") returned -0.42% for the period since inception through January 31, 2001, outperforming its benchmark, the S&P 500 Index, which returned -6.44%. Since its inception on July 5, 2000, the portfolio's technology stocks contracted, but outperformed results for the overall technology market, thus accounting for nearly all of the portfolio's outperformance. In addition, the portfolio benefited as the position in the technology sector was underweighted relative to the market--this sector proved to be the single largest contributor to the markets decline over the reporting period. Stock selection among consumer non-cyclicals also contributed positively to the portfolio's performance relative to its benchmark, while selections among consumer services and financial securities were the largest detractors.

               On a holding-specific basis, Philip Morris (3.6% of the total portfolio), Comverse Technology (3.4%) and Household International Corp. (3.5%) were the top contributors to relative return, while Jabil Circuit, Nextel Communication and AT&T Liberty Media Group, which have since been sold out of the portfolio, detracted from results.

               MORGAN STANLEY ASSET MANAGEMENT

               Technology Portfolio

               The Technology Portfolio returned -28.40% from its inception through January 31, 2001 as the sector unraveled and technology related issues were negatively impacted.

               During the period we focused our investments primarily in infrastructure companies that enable the proliferation of broadband connectivity, as well as wireless and Internet communications. We tend to prefer such infrastructure suppliers to their service provider customers because we expect them to benefit as long as wireless and wireline communication demands continue to grow. Because of market volatility this past year, access to capital became an issue for emerging telecom service providers. While the impact on the infrastructure companies has been to limit the outlook for demand of product, we view telecommunications as an area of relatively strong growth within technology over the next three to five years and infrastructure companies as the best positioned beneficiaries. At year-end, we believe many of our top ten holdings, including Cisco Systems and American Tower, stand to benefit from future growth of wireless and Internet communications.

               We were significantly underweight in companies that operate in the personal computer (PC) industry. Due to high worldwide penetration gains over the past decade and fierce competition among PC makers, unit sales growth continue to decline as the personal computer becomes more of a commodity. As slowing growth and profitability has infected the entire PC industry, we have focused efforts and investments elsewhere. High profile earnings disappointments by former market darlings (Intel, Microsoft, and Dell among others) in 2000 supported our strategy to de-emphasize the PC sector.

                     Past performance is no guarantee of future results.
---------------------
    198

               FEDERATED INVESTORS

               Corporate Bond Portfolio

[Corporate Bond Portfolio]

                                                                                        LEHMAN BROTHERS
                                           CORPORATE BOND        LEHMAN BROTHERS         CORPORATE BOND        LIPPER CORPORATE
                                             PORTFOLIO          AGGREGATE INDEX(1)          INDEX(2)          BBB RATED INDEX(3)
                                           --------------       ------------------      ---------------       ------------------
7/1/93                                        10000.00               10000.00               10000.00               10000.00
11/30/93                                      10190.00               10209.00               10271.00               10351.00
11/30/94                                       9843.00                9896.00                9845.00                9866.00
11/30/95                                      11517.00               11643.00               11937.00               11740.00
11/30/96                                      12266.00               12347.00               12707.00               12445.00
11/30/97                                      13402.00               13287.00               13669.00               13385.00
11/30/98                                      14288.00               14541.00               14957.00               14346.00
1/31/99                                       14481.00               14689.00               15149.00               14494.00
1/31/00                                       14083.00               14419.00               14658.00               14104.00
1/31/01                                       15225.00               16413.00               16533.00               15621.00


----------------------------------------------------
 CORPORATE BOND PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
----------------------------------------------------
   1-year                                   8.11%
   5-year                                   5.32%
   Since Inception (7/1/93)                 5.70%
----------------------------------------------------

(1)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/ Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(2)The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

(3)The Lipper Corporate BBB Rated Index is an average of variable annuity accounts that include at least 65% of assets in corporate and government debt issues in the top four grades.

               The past 12 months were positive for bond portfolios as the period saw an aggressive Federal Reserve easing of monetary policy on a faltering economy, and weak equity and oil prices. The Federal Reserve enacted policy to lower short-term interest rates in January 2001 with two moves totaling 100 basis points. This was viewed as an unprecedented move by the Federal Reserve, and interpreted as an aggressive action to prevent recession. Many investors expect that the Federal Reserve's job is not done, and that further easing moves may occur later this year.

               The Corporate Bond Portfolio produced a total return of 8.11% for the 12 months ended January 31, 2001 versus a 13.83% return for the Lehman Brothers Aggregate Index. Effective duration on the portfolio (a measure of the portfolio's sensitivity to changes in interest rates) stood just longer than neutral for most of the period.

               The fund benefited from declining interest rates, particularly the decline of intermediate-term rates as the portfolio has the bulk of its investments in 2 to 10-year maturity bonds. Corporate bonds, however, in particular non-investment grade or high-yield corporates, performed relatively poorly last year. The portfolio had a roughly 20% exposure to high-yield bonds for most of the past 12 months and this held down performance. Nevertheless, we expect to remain overweighted as this sector offers tremendous value with yields of 10 to 12%.

                     Past performance is no guarantee of future results.
                                                           ---------------------

               GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

               Global Bond Portfolio

[Global Bond Portfolio]

                                                                                                  J.P. MORGAN GLOBAL GOV'T BOND
                                                                   GLOBAL BOND PORTFOLIO                     INDEX(1)
                                                                   ---------------------          -----------------------------
7/1/93                                                                    10000.00                           10000.00
11/30/93                                                                  10300.00                           10324.00
11/30/94                                                                   9973.00                           10746.00
11/30/95                                                                  11608.00                           12548.00
11/30/96                                                                  12879.00                           13809.00
11/30/97                                                                  13964.00                           15094.00
11/30/98                                                                  15604.00                           17021.00
1/31/99                                                                   15843.00                           17193.00
1/31/00                                                                   15548.00                           16757.00
1/31/01                                                                   17156.00                           19224.00


----------------------------------------------------
 GLOBAL BOND PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
----------------------------------------------------
   1-year                                  10.35%
   5-year                                   7.51%
   Since Inception (7/1/93)                 7.37%
----------------------------------------------------

(1)The J.P. Morgan Global Government Bond Index tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

               The Global Bond Portfolio (the "portfolio") returned 10.35% for the twelve months ended January 31, 2001, underperforming its benchmark, the JP Morgan Global Government Bond Index, which returned 14.72%, but outperforming the Lipper VA Global Income Index, which returned 3.61%. At January 31, 2001, the portfolio had an effective duration (a measure of the portfolio's sensitivity to changes in interest rates) of 6.4 years, a gross current yield of 5.06% and an average maturity of 9.6 years.

               The portfolio's underperformance versus its benchmark was attributable to several factors. In recent months, the exposure to credit in the portfolio had a negative impact due to a substantial widening of corporate bond spreads, particularly in the U.S. This means that the difference in yields between corporate bonds and treasuries was widening, causing weaker results in the corporate area. Currency management also detracted from overall results, especially our exposure to the Australian Dollar earlier in the year. Our duration and maturity positioning, however, were positive contributors to performance over the period.

                     Past performance is no guarantee of future results.
---------------------
    200

               SUNAMERICA ASSET MANAGEMENT CORP.

               High-Yield Bond Portfolio

[High-Yield Bond Portfolio]

                                                                                                 MERRILL LYNCH HIGH-YIELD MASTER
                                                                 HIGH-YIELD BOND PORTFOLIO                   INDEX(1)
                                                                 -------------------------       -------------------------------
7/1/93                                                                    10000.00                           10000.00
11/30/93                                                                  11120.00                           11318.00
11/30/94                                                                  10647.00                           11376.00
11/30/95                                                                  11993.00                           13573.00
11/30/96                                                                  13775.00                           15200.00
11/30/97                                                                  15776.00                           17115.00
11/30/98                                                                  15577.00                           17907.00
1/31/99                                                                   15804.00                           18088.00
1/31/00                                                                   16607.00                           18100.00
1/31/01                                                                   16037.00                           18546.00


---------------------------------------------------
 HIGH-YIELD BOND PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
---------------------------------------------------
   1-year                                 -3.44%
   5-year                                  5.18%
   Since Inception (2/9/93)                6.10%
---------------------------------------------------

(1)The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

               The High-Yield Bond Portfolio's total return over the 12-month period ended January 31, 2001 was -3.44%, underperforming its benchmark, the Merrill Lynch High-Yield Master Index, which returned 2.46%. The closing months of 2000 were very volatile in the high-yield sector, although 2001 opened with strong performance.

               With the exception of rising interest rates, negative factors (high default rate, weak equity markets, and negative funds flows) remained in place for much of the period. In addition, the market was hurt by weakness in the telecommunications sector. Over the last three years the telecom sector has become the largest industry in the high yield market, and the weak results among several large issuers caused a deep price drop. We entered the period overweighted in telecom, and this was a major source of our underperformance. The market has begun to differentiate winners and losers; the winners enjoy continued access to capital and reasonable price stability. The losers saw much of their funding cut off and some were forced into a distressed sale or bankruptcy filing. Within the portfolio, winners such as Global Crossing, McLeod and Intermedia could not make up for the losses in ICG Communications and PSINet.

               We believe this washout over the last months of 2000 has positioned the market for a strong 2001. While a slowing economy and rising default rates remain concerns, the market appears to have overpriced these risks. Our portfolio remains slightly overweighted in higher quality BB companies, and we expect to swap some of these for single B companies over the coming months to capture attractive yield spreads.

                     Past performance is no guarantee of future results.
                                                           ---------------------

               MORGAN STANLEY ASSET MANAGEMENT

               Worldwide High Income Portfolio

[Worldwide High Income Portfolio]

                                           WORLDWIDE HIGH       FIRST BOSTON HIGH        JP MORGAN EMBI
                                          INCOME PORTFOLIO        YIELD INDEX(2)            PLUS(3)            BLENDED INDEX(1)
                                          ----------------      -----------------        --------------        ----------------
10/28/94                                       10000                  10000                  10000                  10000
11/30/95                                       11544                  11577                  11180                  11420
11/30/96                                       14645                  12928                  15959                  14684
11/30/97                                       16721                  14711                  18144                  16689
11/30/98                                       14423                  14965                  17196                  16527
1/31/99                                        14157                  15071                  15815                  15914
1/31/00                                        16878                  15359                  19858                  17996


----------------------------------------------------
 WORLDWIDE HIGH INCOME PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
----------------------------------------------------
   1-year                                   3.67%
   5-year                                   6.95%
   Since Inception (10/28/94)               9.34%
----------------------------------------------------

(1)The Blended Index combines 50% of the First Boston High-Yield Index and 50% of the J.P. Morgan Emerging Markets Bond Index Plus.

(2)The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(3)The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines, and Venezuela.

               The past twelve months were volatile for worldwide high-yield securities. A declining and volatile stock market, high default rate, an unresolved presidential election, rising tensions in the Middle East, and poor earnings announcements by many companies pushed the U.S. high-yield market to one of its worst years ever. In contrast, emerging markets debt performed well due to good economic growth, improved credit ratings for several countries, and a reasonably stable political environment.

               The Worldwide High Income Portfolio returned 3.67%, and underperformed its benchmark. Our higher allocation to high-yield bonds in the United States hurt results as the domestic region performed worse than emerging markets debt. Our overweighted exposure to telecom bonds was the largest detractor from portfolio results. Telecom related issues were hit hard due to the sell-off in the Nasdaq and a few companies announcing poor earnings. On the positive side, our continued overweight to the gaming and healthcare sectors added to results as these sectors showed very good relative performance.

               Even with the strong performance in December and January, we feel that the global high-yield market offers very compelling value. We continue to be overweighted in U.S. high-yield, as this market is trading at its cheapest level since 1991. We feel that the global high-yield markets should provide strong results over the coming year.

                     Past performance is no guarantee of future results.
---------------------
    202

               SUNAMERICA ASSET MANAGEMENT CORP.

               SunAmerica Balanced Portfolio

[SunAmerica Balanced Portfolio]

                                             SUNAMERICA                                                        LEHMAN BROTHERS
                                         BALANCED PORTFOLIO      BLENDED INDEX(1)       S&P 500 INDEX(2)      AGGREGATE INDEX(3)
                                         ------------------      ----------------       ----------------      ------------------
6/3/96                                        10000.00               10000.00               10000.00               10000.00
11/30/96                                      11130.00               11076.00               11438.00               10730.00
11/30/97                                      13521.00               13146.00               14701.00               11544.00
11/30/98                                      16200.00               15419.00               18180.00               12634.00
1/31/99                                       17892.00               16342.00               20031.00               12762.00
1/31/00                                       20174.00               17264.00               22103.00               12528.00
1/31/01                                       18988.00               18138.00               21907.00               14260.00


----------------------------------------------------
 SUNAMERICA BALANCED PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
----------------------------------------------------
   1-year                                  -5.88%
   Since Inception (6/3/96)                14.73%
----------------------------------------------------

(1)The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(2)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/ Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

               The SunAmerica Balanced Portfolio underperformed for the annual period ending January 31, 2001. The portfolio returned --5.88% as opposed to a return of 5.06% for its blended benchmark. Although the portfolio's equity exposure hurt overall performance during the period, we continue to believe the SunAmerica Balanced Portfolio is positioned to return to strong relative performance.

               Asset allocation and sector weightings hurt overall performance. Our aggressive equity weighting versus our peers, which led to outperformance in previous years, caused most of the portfolio's underperformance. Our focus on the optical sector of technology significantly contributed to underperformance in the fourth calendar quarter.

               As we look forward, we continue to believe that the equity market will rebound in 2001. In the first half of the year the market may be caught in a tug of war between falling earnings expectations and a friendlier Federal Reserve. Earnings visibility will increase in the second half of 2001 as the economy begins to recover and multiples expand. It is our contention that a recovery in the economy and corporate profits will provide a solid backdrop for equity investing.

                     Past performance is no guarantee of future results.
                                                           ---------------------

               MFS INVESTMENT MANAGEMENT

               MFS Total Return Portfolio

[MFS Total Return Portfolio]

                                          MFS TOTAL RETURN                              LEHMAN BROTHERS
                                             PORTFOLIO           BLENDED INDEX(1)      AGGREGATE INDEX(2)      S&P 500 INDEX(3)
                                          ----------------       ----------------      ------------------      ----------------
10/28/94                                      10000.00               10000.00               10000.00               10000.00
11/30/95                                      12539.00               12403.00               11739.00               13199.00
11/30/96                                      14262.00               14588.00               12449.00               16877.00
11/30/97                                      16191.00               17315.00               13394.00               21691.00
11/30/98                                      18384.00               20308.00               14659.00               26825.00
1/31/99                                       19465.00               21524.00               14807.00               29556.00
1/31/00                                       19522.00               22739.00               14535.00               32613.00
1/31/01                                       23609.00               23889.00               16545.00               32325.00

---------------------------------------------------
            MFS TOTAL RETURN PORTFOLIO
    AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
---------------------------------------------------
   1-year                                 20.94%
   5-year                                 12.75%
   Since Inception (10/28/94)             14.70%
---------------------------------------------------

(1)The Blended Index consists of 35% Lehman Brothers Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(2)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market 70% reflects the Government/ Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(3)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

               For the 12-months ended January 31, 2001, the portfolio provided a total return of 20.94%, significantly outpacing the results of its blended benchmark index.

               Our asset allocation strategy remained relatively consistent; equities represented approximately 53% of the portfolio's assets while 47% of the portfolio was invested in bonds, short-term securities, and money market instruments. Our disciplined and balanced approach offers the ability to pursue growth while also helping to reduce risk and volatility through broad diversification across different asset classes.

               While the overall equity market was extremely weak during the period, our stock selection, strict attention to valuations, and proprietary research helped generate strong results. As the market began to shift its attention toward companies with more reliable cash flow, predictable earnings, and reasonable valuations, our conservative value-oriented approach was rewarded.

               While it was difficult to stick to our discipline in 1999, we remained confident that money would eventually make its way back into sectors other than technology and telecommunications. As a result, the portfolio remained heavily concentrated in what we believed to be high-quality financial services, utilities, energy, health care, and industrial goods and services--sectors that led the market for much of 2000. In addition, as economic activity moderated and the outlook for interest rates improved, most sectors of the bond market positively contributed to overall results.

               We focus our attention on finding companies that are growing their top and bottom lines quickly and that offer the opportunity for positive earnings surprises. We think opportunities arise no matter which direction the market is moving and strictly maintain our investment discipline.

                     Past performance is no guarantee of future results.
---------------------
    204

               GOLDMAN SACHS ASSET MANAGEMENT

               Asset Allocation Portfolio

[Asset Allocation Portfolio]

                                          ASSET ALLOCATION                              LEHMAN BROTHERS
                                             PORTFOLIO           BLENDED INDEX(1)      AGGREGATE INDEX(2)      S&P 500 INDEX(3)
                                          ----------------       ----------------      ------------------      ----------------
7/1/93                                        10000.00               10000.00               10000.00               10000.00
11/30/93                                      10360.00               10082.00               10209.00                9991.00
11/30/94                                      10391.00               10027.00                9896.00               10097.00
11/30/95                                      13103.00               12932.00               11643.00               13831.00
11/30/96                                      15759.00               15362.00               12347.00               17684.00
11/30/97                                      19221.00               18431.00               13287.00               22729.00
11/30/98                                      19769.00               21840.00               14541.00               28108.00
1/31/99                                       20063.00               23253.00               14689.00               30970.00
1/31/00                                       21169.00               24538.00               14419.00               34174.00
1/31/01                                       22308.00               25782.00               16413.00               33871.00


---------------------------------------------------
 ASSET ALLOCATION PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
---------------------------------------------------
   1-year                                  5.38%
   5-year                                 10.43%
   Since Inception (7/1/93)               11.15%
---------------------------------------------------

(1)The Blended Index consists of 40% Lehman Brothers Aggregate Index and 60% S&P 500 Index.

(2)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/ Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(3)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

               The Asset Allocation Portfolio (the "portfolio") returned 5.38% for the twelve months ended January 31, 2001, outperforming its benchmark, the combined S&P 500 Index (60%)/Lehman Brothers Aggregate Index (40%), and the Lipper VA Flexible Portfolio Index, which returned 5.07% and 2.54%, respectively.

               As of January 31, 2001, the portfolio held 26% in value equities, 32% in growth equities, 40% in fixed income securities, and 2% in cash. The portfolio's outperformance was a result of strong stock selection. In particular, an underweight in technology stocks boosted returns, as this sector experienced a prolonged and sharp correction. While the portfolio was not immune to the technology free fall, our investments in insurance, utility, financial services and consumer staples sectors helped to offset some of the underperformance caused by technology.

               Within fixed income, the portfolio's allocations to mortgage-backed securities benefited the portfolio over the period. The outperformance was largely attributable to security selection within some specific mortgage bond subsectors. The portfolio fell victim to tumultuous corporate performance in 2000, particularly among industrials. However, the period ended with a strong January rally as corporate yields fell more than similar maturity treasuries and caused positive relative results for corporate bonds.

                     Past performance is no guarantee of future results.
                                                           ---------------------

               FEDERATED INVESTORS

               Telecom Utility Portfolio

[Utility Portfolio]

                                                    UTILITY PORTFOLIO           S&P 500 INDEX(1)            BLENDED INDEX(2)
                                                    -----------------           ----------------            ----------------
6/3/96                                                  10000.00                    10000.00                    10000.00
11/30/96                                                10750.00                    11438.00                    11067.00
11/30/97                                                13035.00                    14701.00                    14732.00
11/30/98                                                15118.00                    18180.00                    19742.00
1/31/99                                                 15233.00                    20031.00                    23039.00
1/31/00                                                 15996.00                    22103.00                    24579.00
1/31/01                                                 14354.00                    21907.00                    20787.00


---------------------------------------------------
 TELECOM UTILITY PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
---------------------------------------------------
   1-year                                -10.27%
   Since Inception (6/3/96)                8.05%
---------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(2)The Blended Index is comprised of 35% S&P Utility Index and 65% for the S&P Communications Service Index, on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Communications Service Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Communications Service Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers).

               During the year, traditional utilities performed well as a result of improving fundamentals and defensive characteristics (lower volatility and higher yields) versus the market. These stocks benefited from stronger sales and corresponding higher margins in electrical generation and natural gas production. However, telecommunication stocks (especially emerging growth) had a very difficult year. Their underperformance was a result of over-built capacity and pricing issues, reliance on "dot-com" companies, and a liquidity/credit crunch that raised questions about their future profitability and survivability.

               The Telecom Utility Portfolio returned --10.27% for the year versus the benchmark return of --15.43% return. There was quite a dichotomy in performance during the period. The performance differential between the S&P Utility (30.23%) and S&P Communication Services Sectors (-27.27%) was dramatic. The portfolio outperformed its benchmark because of its weighting in traditional utilities, especially natural gas stocks.

               As of January 31, 2001, the portfolio was repositioned with a more balanced approach between the utility and telecommunication sectors. As we look to the year ahead, we believe exposure to both utilities and telecommunications is warranted due to the strong earnings momentum, growth in unregulated businesses, and favorable relative valuations for utilities. The telecommunications weighting is desired despite current weak fundamentals due to the extreme valuation disparities and potential growth opportunities.

               We continue to look for companies with proven managements, strong capital allocation and spending disciplines, positive earnings revisions and trends along with favorable valuation levels.

                     Past performance is no guarantee of future results.
---------------------
    206

               FIRST AMERICAN ASSET MANAGEMENT

               Equity Income Portfolio

[Equity Income Portfolio]

                                                                  EQUITY INCOME PORTFOLIO               S&P 500 INDEX (1)
                                                                  -----------------------               -----------------
12/14/1998                                                                10000.00                           10000.00
1/31/1999                                                                 10570.00                           11018.00
4/30/1999                                                                 11342.00                           11532.00
7/31/1999                                                                 11042.00                           11514.00
10/31/1999                                                                11049.00                           11848.00
1/31/2000                                                                 10707.00                           12158.00
4/30/2000                                                                 10748.00                           12700.00
7/31/2000                                                                 10863.00                           12549.00
10/31/2000                                                                11938.00                           12571.00
1/31/2001                                                                 12252.00                           12050.00


----------------------------------------------------
 EQUITY INCOME PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
----------------------------------------------------
   1-year                                  14.44%
   Since Inception (12/14/98)               9.98%
----------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

               The Equity Income Portfolio return of 14.44% outperformed its benchmark, the S&P 500 Index. The portfolio emphasizes stocks with above average dividends and did not take part in the technology sector rally in early 2000 because these stocks typically do not pay a meaningful dividend. Ultimately, the downfall of the technology boom contributed to the superior performance of the portfolio.

               The Equity Income Portfolio benefited from overweighting the more defensive sectors of energy, financials and basic materials. These sectors proved to be safe havens for investors as money moved from the increasingly volatile technology sector into defensive positions. The portfolio also benefited from excellent stock selection within the health care sector, as several large pharmaceutical companies including Johnson & Johnson, American Home Products, and Pfizer were standout performers.

               The portfolio's largest sector weightings at the end of the year were in finance, technology, and energy, while the largest individual holdings consisted of Royal Dutch, Exxon Mobil, Citigroup, and Verizon.

               The outlook for the Equity Income Portfolio is favorable as the expectation of continued volatility in the more aggressive sectors of technology and communication services continues. The overall moderating economy and return to a more rational investment environment creates a positive backdrop for the portfolio.

                     Past performance is no guarantee of future results.
                                                           ---------------------

               FIRST AMERICAN ASSET MANAGEMENT

               Equity Index Portfolio

[Equity Index Portfolio]

                                                                   EQUITY INDEX PORTFOLIO               S&P 500 INDEX (1)
                                                                   ----------------------               -----------------
12/14/1998                                                                10000.00                           10000.00
1/31/1999                                                                 11181.00                           11018.00
4/30/1999                                                                 11673.00                           11532.00
7/31/1999                                                                 11392.00                           11514.00
10/31/1999                                                                11694.00                           11848.00
1/31/2000                                                                 11970.00                           12158.00
4/30/2000                                                                 12474.00                           12700.00
7/31/2000                                                                 12312.00                           12549.00
10/31/2000                                                                12321.00                           12571.00
1/31/2001                                                                 11816.00                           12050.00


----------------------------------------------------
 EQUITY INDEX PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
----------------------------------------------------
   1-year                                  -1.29%
   Since Inception (12/14/98)               8.13%
----------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in small companies.

               The Equity Index Portfolio performed in-line with the S&P 500 Index, generating a return of -1.29%. The objective of the portfolio is to provide investment results that correspond to the performance of the S&P 500 Index.

               In early 2000, the portfolio displayed somewhat broader market performance relative to late 1999. However, technology continued to lead the index. The decline of the technology and communications sectors over the year led to positive performance in the typical value sectors of financials, utilities, capital goods and energy.

               The outlook for the Equity Index Portfolio may bring continued volatility as investors decide what part of the economy will assume leadership and to what magnitude the economy will slow. The portfolio's largest individual holdings are: General Electric, Exxon Mobil, Microsoft, Pfizer, Cisco Systems, and Citigroup.

                     Past performance is no guarantee of future results.
---------------------
    208

               ALLIANCE CAPITAL MANAGEMENT L.P.

               Growth-Income Portfolio

[Growth-Income Portfolio]

                                                                  GROWTH-INCOME PORTFOLIO                S&P 500 INDEX(1)
                                                                  -----------------------                ----------------
2/9/93                                                                    10000.00                           10000.00
11/30/93                                                                  10610.00                           10551.00
11/30/94                                                                  10377.00                           10663.00
11/30/95                                                                  13894.00                           14606.00
11/30/96                                                                  17703.00                           18675.00
11/30/97                                                                  23032.00                           24002.00
11/30/98                                                                  28078.00                           29683.00
1/31/99                                                                   32308.00                           32705.00
1/31/00                                                                   38244.00                           36088.00
1/31/01                                                                   37622.00                           35769.00


---------------------------------------------------
 GROWTH-INCOME PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
---------------------------------------------------
   1-year                                 -1.63%
   5-year                                 21.07%
   Since Inception (2/9/93)               18.06%
---------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

               The -1.63% return of the Growth-Income Portfolio underperformed the S&P 500 for the period February 1, 2000 through January 31, 2001, primarily due to poor stock selection within the technology and consumer services sectors. Microsoft, Intel, PSI Net, Yahoo, and AT&T were notable laggards. Underperformance was offset to some degree by both an overweight and strong stock selection in the financial services sector. Citigroup, ACE, and Merrill Lynch were all positive contributors.

               As of January 31, 2001, the Growth-Income Portfolio was broadly diversified, holding 84 issues across 10 sectors. The four largest sectors, technology, industrial and commercial, finance, and healthcare represented approximately 56% of the total portfolio market value. The top ten holdings were Citigroup, General Electric, Pfizer, Cisco, Oracle, J.P. Morgan Chase, AOL Time Warner, SBC Communications, Microsoft, and Schering-Plough.

                     Past performance is no guarantee of future results.
                                                           ---------------------

               FEDERATED INVESTORS

               Federated Value Portfolio

[Federated Value Portfolio]

                                                                 FEDERATED VALUE PORTFOLIO              S&P 500 INDEX (1)
                                                                 -------------------------              -----------------
6/3/96                                                                    10000.00                           10000.00
11/30/96                                                                  11080.00                           11438.00
11/30/97                                                                  13933.00                           14701.00
11/30/98                                                                  16472.00                           18180.00
1/31/99                                                                   17046.00                           20031.00
1/31/00                                                                   17075.00                           22103.00
1/31/01                                                                   18888.00                           21907.00


----------------------------------------------------
 FEDERATED VALUE PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
----------------------------------------------------
   1-year                                  10.62%
   Since Inception (6/3/96)                14.60%
----------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

               For the 12 months ending January 31, 2001, the S&P 500 was relatively flat, but the story was the significant outperformance of value over growth. The technology sector's underperformance during the year was as dramatic as its outperformance in 1999. The sector, as defined by the S&P 500, returned -24.1% for the period while the communications sector returned -27.3%. The upside to this difficult year is that the value style regained favor and provided strong results.

               The Federated Value Portfolio returned 10.62% for the year, significantly outpacing the -0.88% return of the S&P 500. The portfolio was impacted by some exposure to the technology and communication sectors as well as adverse security selection in basic materials and utilities. In the case of utilities, our holdings returned over 22%, but still lagged the sector's 30% return. The year was aided by a positive security selection in the healthcare (HealthSouth and Oxford Health Plans) and financial (PNC Financial and Metlife) sectors. The healthcare sector advanced roughly 54% in the period. Other top performing stocks were Toys R Us, Loews Corp., Philip Morris, Washington Mutual, and Coastal Corp. Detractors from performance were Novell, AT&T, Motorola, Lucent, and WorldCom.

               We intend to adhere to our disciplines that have led to our excellent long-term performance. Relative to just a year ago, the investment arena looks quite different. Many value industries have become richly priced, while some areas in the technology sector look inexpensive. The interest rate reductions enacted by the Federal Reserve should help the stock market advance, but the question involves timing. Our discipline continues to uncover higher quality companies whose stocks we view as temporarily out-of-favor. Investors should eventually gravitate back towards these names, given the compelling risk/return profile.

                     Past performance is no guarantee of future results.
---------------------
    210

               DAVIS SELECTED ADVISERS, L.P.

               Davis Venture Value Portfolio

[Davis Venture Value Portfolio]

                                                                  VENTURE VALUE PORTFOLIO                S&P 500 INDEX(1)
                                                                  -----------------------                ----------------
10/28/94                                                                  10000.00                           10000.00
11/30/95                                                                  13514.00                           13199.00
11/30/96                                                                  17221.00                           16877.00
11/30/97                                                                  22322.00                           21691.00
11/30/98                                                                  24857.00                           26825.00
1/31/99                                                                   26234.00                           29556.00
1/31/00                                                                   29755.00                           32613.00
1/31/01                                                                   33540.00                           32325.00


---------------------------------------------------
 DAVIS VENTURE VALUE PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
---------------------------------------------------
   1-year                                 12.72%
   5-year                                 19.11%
   Since Inception (10/28/94)             21.32%
---------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

               During the past 12 months, the portfolio posted a return of 12.72%, comparing quite favorably with the S&P 500 Index return of -0.88%.

               In the early part of 2000, we were able to purchase positions in high quality pharmaceutical companies such as American Home Products, Bristol-Myers Squibb, and Merck, which helped performance later in the period. We also increased positions in several companies that had fallen out of favor with Wall Street investors. These companies included Tyco International, Costco, Tellabs, and Philip Morris. Each of these stocks made a positive contribution to the overall performance of the portfolio. We were also able to reduce concentrations in several highly valued technology companies early in 2000, including Texas Instruments, Intel, Applied Materials, and Oracle. By trimming these positions, we effectively limited the exposure to downside market shift experienced through much of the period.

               Some of our positions, however, posted disappointing performance during the period. For instance, shares of Gannett and Tribune, both media companies, declined as investors anticipated worsening results due to a slowing economy. Other companies, such as Lexmark International and Hewlett Packard, posted disappointing results due to a weakening business environment and portfolio performance was also impacted by negative results in telecommunications companies AT&T, Motorola, and Lucent Technologies.

               Our investment strategy remains consistent throughout any market environment. We remain focused on long-term results and therefore, maintain a portfolio of high-quality companies run by first-class managers who we believe will be capable of creating value in all types of economic and market conditions.

                     Past performance is no guarantee of future results.
                                                           ---------------------

               SUNAMERICA ASSET MANAGEMENT CORP.

               "Dogs" of Wall Street Portfolio

[Corporate Bond Portfolio]

                                                               DOGS OF WALL STREET PORTFOLIO             S&P 500 INDEX(1)
                                                               -----------------------------             ----------------
4/1/1998                                                                  10000.00                           10000.00
5/31/1998                                                                  9740.00                            9927.00
11/30/1998                                                                 9810.00                           10669.00
1/31/1999                                                                  9600.00                           11755.00
7/31/1999                                                                 10320.00                           12285.00
1/31/2000                                                                  8638.00                           12972.00
7/31/2000                                                                  8102.00                           13388.00
1/31/2001                                                                  9679.00                           12857.00


---------------------------------------------------
 "DOGS" OF WALL STREET PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
---------------------------------------------------
   1-year                                 12.05%
   Since Inception (4/1/98)               -1.14%
---------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

               The "Dogs" of Wall Street Portfolio enjoyed strong performance for the year ended January 31, 2001. The portfolio returned 12.05%, handily outpacing the returns of most major equity indices for the same period. The portfolio greatly benefited from the outperformance of value investing in 2000. Over the course of the year, as signs that the U.S. economy was experiencing a sharp slowdown continued to emerge and corporate profits continued to weaken, investors rotated out of growth names and into more defensive value stocks.

               For the 12-month period, the "Dogs" of Wall Street Portfolio adhered to its model, seeking total return through a passively managed strategy involving the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average and the broader market. The "Dogs" thirty holdings in 2000 were held until the close of the calendar year 2000, when the portfolio was reviewed and rebalanced for 2001.

               It is our contention that the "Dogs" of Wall Street Portfolio's outperformance over the annual period offers clear evidence that the portfolio can provide a powerful diversification tool in a well-balanced portfolio. We continue to believe that the holdings included in the portfolio are quality companies with proven track records, and that the fundamentals for many of these companies are strong and improving.

                     Past performance is no guarantee of future results.
---------------------
    212

               ALLIANCE CAPITAL MANAGEMENT L.P.

               Alliance Growth Portfolio

[Alliance Growth Portfolio]

                                                                 ALLIANCE GROWTH PORTFOLIO         RUSSELL 1000 GROWTH INDEX(1)
                                                                 -------------------------         ----------------------------
2/9/93                                                                    10000.00                           10000.00
11/30/93                                                                  10920.00                           10220.00
11/30/94                                                                  10818.00                           10497.00
11/30/95                                                                  16109.00                           14561.00
11/30/96                                                                  20628.00                           18388.00
11/30/97                                                                  26362.00                           23262.00
11/30/98                                                                  35831.00                           29927.00
1/31/99                                                                   45057.00                           34542.00
1/31/00                                                                   51407.00                           41407.00
1/31/01                                                                   46177.00                           36030.00


---------------------------------------------------
 ALLIANCE GROWTH PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
---------------------------------------------------
   1-year                                -10.17%
   5-year                                 23.29%
   Since Inception (2/9/93)               21.13%
---------------------------------------------------

(1)The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

               The Alliance Growth Portfolio return of -10.17% outperformed the Russell 1000 Growth Index for the February 1, 2000 through January 31, 2001 period. Results relative to the benchmark were due to both an underweight position in the poorly performing technology sector and an overweight position and superior stock selection in the financial services sector. Citigroup, MBNA Corp, and Associates First Capital all meaningfully outperformed, and Tyco and Pfizer also contributed materially.

               As of January 31, 2001, the three top sectors, technology, healthcare, and financial services, represented approximately 61% of the market value of the Alliance Growth portfolio. The top ten portfolio holdings were Citigroup (6.5%), AOL Time Warner (6.4%), Pfizer (6.2%), Tyco (5.8%), Honeywell (4.7%), Cisco (4.5%), MBNA Corp (4.3%), EMC (4.1%), Nokia (4.0%), and Pharmacia (3.4%). The
               portfolio continues to be managed with the goal to be optimally structured for success based on the combination of rigorous fundamental research analysis and consideration to price and relative valuation.

                     Past performance is no guarantee of future results.
                                                           ---------------------

               MFS INVESTMENT MANAGEMENT

               MFS Growth and Income Portfolio

[MFS GROWTH AND INCOME PORTFOLIO]

                                                                   MFS GROWTH AND INCOME
                                                                         PORTFOLIO                       S&P 500 INDEX(1)
                                                                   ---------------------                 ----------------
2/9/93                                                                    10000.00                           10000.00
11/30/93                                                                  10780.00                           10551.00
11/30/94                                                                  10065.00                           10663.00
11/30/95                                                                  13378.00                           14606.00
11/30/96                                                                  15839.00                           18675.00
11/30/97                                                                  18973.00                           24002.00
11/30/98                                                                  22353.00                           29683.00
1/31/99                                                                   24694.00                           32705.00
1/31/00                                                                   25133.00                           36088.00
1/31/01                                                                   26065.00                           35769.00


---------------------------------------------------
 MFS GROWTH AND INCOME PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
---------------------------------------------------
   1-year                                  3.71%
   5-year                                 13.60%
   Since Inception (2/9/93)               12.75%
---------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

               For the twelve-month period ending January 31, 2001, the portfolio provided a total return of 3.71%. The return compares to a return over the same period of -0.88% for the benchmark Standard & Poor's 500 Composite Index (the S&P 500). We manage the portfolio with a diversified focus and a long-term investment horizon. Consequently, we look for high-quality companies with superior growth characteristics whose stocks are selling at reasonable prices relative to those growth prospects.

               Last year was challenging. It was the first down year for the S&P 500 since 1990 and the steepest calendar-year decline since 1974. But it was also a year to be a diversified, value-conscious investor. The market's concentration in technology gave us an extraordinary opportunity to find high quality companies at very attractive valuations in overlooked industries.

               Particularly hard hit in 2000 were technology stocks. Our investments were focused on leading telecommunications equipment, networking, storage, and semiconductor companies, groups within technology with strong earnings growth at that point and which actually performed well during the first half of the year. Toward the end of the first quarter, we began to reduce our technology weighting, a process that continued over the balance of the year. This process aided the portfolio's relative performance.

               Outside technology, the common theme in our investment strategy has been our emphasis on stock with visible, dependable near-term earnings growth, whether in cyclical industries benefiting from a return of pricing power, such as insurance, aerospace, energy or traditionally dependable growers, such as pharmaceuticals and food retailing. Many of these sectors were overlooked early in the year and their recent performance benefited as concerns about slower economic growth emerged.

                     Past performance is no guarantee of future results.
---------------------
    214

               PUTNAM INVESTMENTS

               Putnam Growth Portfolio

[PUTNAM GROWTH PORTFOLIO]

                                                                               RUSSELL 1000 GROWTH
                                                 PUTNAM GROWTH PORTFOLIO            INDEX(1)                S&P 500 INDEX(2)
                                                 -----------------------       -------------------          ----------------
2/9/93                                                  10000.00                    10000.00                    10000.00
11/30/93                                                10040.00                    10220.00                    10551.00
11/30/94                                                10059.00                    10497.00                    10663.00
11/30/95                                                13143.00                    14561.00                    14606.00
11/30/96                                                15761.00                    18388.00                    18675.00
11/30/97                                                19862.00                    23262.00                    24002.00
11/30/98                                                24343.00                    29927.00                    29683.00
1/31/99                                                 28341.00                    34542.00                    32705.00
1/31/00                                                 33020.00                    41407.00                    36088.00
1/31/01                                                 28502.00                    36030.00                    35769.00


---------------------------------------------------
 PUTNAM GROWTH PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
---------------------------------------------------
   1-year                                -13.68%
   5-year                                 17.07%
   Since Inception (2/9/93)               14.02%
---------------------------------------------------

(1)The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

(2)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

               The market's tone turned somber during the period as the technology valuation bubble burst. Value stocks led the market for most of the period and by year-end, many high-profile growth companies had suffered significant corrections.

               For the 12 months ending January 31, 2001, Putnam Growth Portfolio returned --13.68%, underperforming the S&P 500 Index, which returned --0.88% for the same period. Performance was hindered by a large-cap, high price-to-earnings bias late in the year when economic uncertainty caused an unwillingness to pay for future earnings growth. While the underlying fundamentals for the majority of the companies that we held remained intact, all technology stocks were painted with the same broad brush; as a result, prices severely contracted.

               Although slightly overweighted in consumer staples (a strong performer in the index), our concentration in the lagging broadcasting, media, and entertainment industries had the greatest negative relative impact. Health care and financial stocks rallied as investors rotated out of telecommunications and technology into more conservative sectors. The portfolio was also hurt by an underweighted position in financials. We correctly increased our allocation to the strong health care sector, but underweighting pharmaceutical companies, however, ultimately detracted from returns.

               Looking ahead, we believe that an uncertain economic environment will continue to exert pressure on rapidly expanding, high-quality growth companies. As of the close of the period, we were overweighted in health care, particularly pharmaceutical, health care services, and biotechnology stocks. The portfolio remains overweighted in consumer staples and is now focused on the entertainment/media and food/distribution industries. In financials, we are focused on diversified financials and consumer finance companies.

                     Past performance is no guarantee of future results.
                                                           ---------------------

               DAVIS SELECTED ADVISERS, L.P.

               Real Estate Portfolio

[REAL ESTATE PORTFOLIO GRAPH]

                                                                   REAL ESTATE PORTFOLIO          MORGAN STANLEY REIT INDEX (1)
                                                                   ---------------------          -----------------------------
6/2/97                                                                    10000.00                           10000.00
11/30/97                                                                  11530.00                           11608.00
5/31/98                                                                   11315.00                           11270.00
11/30/98                                                                  10027.00                           10044.00
1/31/99                                                                    9753.00                            9600.00
7/31/99                                                                   10027.00                            9996.00
02/01/00                                                                   8969.00                            9475.00
7/31/00                                                                   10988.00                           11637.00
2/01/01                                                                   11337.00                           11993.00


----------------------------------------------------
 REAL ESTATE PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
----------------------------------------------------
   1-year                                  26.40%
   Since Inception (6/2/97)                 3.48%
----------------------------------------------------

(1)The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

               During the past 12 months, the Real Estate Portfolio achieved a strong return of 26.40%, comparing favorably with the 26.58% return of its benchmark, the Morgan Stanley REIT Index.

               The rebound in the prices of real estate stocks can be largely attributed to the nervousness of investors who previously owned technology stocks. As money poured out of technology-related holdings, investors looked for businesses that have consistently increased their earnings and which possess first class management teams--many of our real estate holdings benefited from this trend. We continue to look favorably on companies like Spieker Properties, a diversified REIT; Centerpoint Properties, an industrial REIT; Avalonbay, an apartment REIT; and Alexandria Real Estate Equities, an office space REIT. While these companies operate in different parts of the country and in different property sectors, they all possess first class management teams that know how to invest and recycle capital for the benefit of investors.

               Two of our holdings, Boardwalk Equities and Six Flags, caused a drag on performance during the period. We have reduced our position in Boardwalk Equities, an operator of multi-family properties in Canada, but we continue to favor Six Flags (formerly known as Premier Parks), as the company is the largest operator of theme parks in the U.S.

               Our investment strategy remains consistent throughout any market environment. We actively seek out high quality, well managed REITs and real estate companies with growing earnings, and attempt to buy them at value prices and hold them for the long-term.

                     Past performance is no guarantee of future results.
---------------------
    216

               FIRST AMERICAN ASSET MANAGEMENT

               Small Company Value Portfolio

[Small Company Value Portfolio]

                                                               SMALL COMPANY VALUE PORTFOLIO          RUSSELL 2000 INDEX(1)
                                                               -----------------------------          ---------------------
12/14/1998                                                                10000.00                           10000.00
4/1/1999                                                                  10049.00                           10760.00
4/30/1999                                                                  9779.00                           10943.00
7/31/1999                                                                 10600.00                           11286.00
10/31/1999                                                                 9905.00                           10914.00
1/31/2000                                                                 10589.00                           12668.00
4/30/2000                                                                 11414.00                           12957.00
7/31/2000                                                                 11757.00                           12838.00
10/31/2000                                                                10683.00                           12814.00
1/31/2001                                                                 12811.00                           13136.00


----------------------------------------------------
 SMALL COMPANY VALUE PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
----------------------------------------------------
   1-year                                  20.98%
   Since Inception (12/14/98)              12.31%
----------------------------------------------------

(1)The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with a base value of $135.00 as of December 31, 1986.

               The Small Company Portfolio returned 20.98% and was comparable to its benchmark, the Russell 2000 Index. The technology sector drove performance during the first part of 2000. Thus, early in the period, the overweight position in technology coupled with good stock selection added value against the benchmark.

               During the second half of the year, performance was driven by an increasing weight in financials and an overweight position in energy-related sectors. As the economy slowed throughout 2000 and with the easing of monetary policy on the horizon, these sectors became extremely attractive.

               The largest sector weightings in the portfolio at the end of the period were in financials, industrial & commercial, and energy. The portfolio's largest individual holdings consisted of Radian Group, TCF Financial, Alliant Techsystems, and Regis Corp.

               The outlook for small cap value stocks appears favorable over the next year. This stems from a moderating economy and the attractiveness of small cap stock valuations relative to large cap valuations.

                     Past performance is no guarantee of future results.
                                                           ---------------------

               MFS INVESTMENT MANAGEMENT

               MFS Mid-Cap Growth Portfolio

[MFS Mid-Cap Growth Portfolio]

                                                                MFS MID-CAP GROWTH PORTFOLIO          RUSSELL 2000 INDEX(1)
                                                                ----------------------------          ---------------------
4/1/1999                                                                  10000.00                           10000.00
4/30/1999                                                                 10610.00                           10896.00
7/31/1999                                                                 11090.00                           11238.00
10/31/1999                                                                12810.00                           10867.00
1/31/2000                                                                 15826.00                           12614.00
4/30/2000                                                                 17825.00                           12902.00
7/31/2000                                                                 19204.00                           12783.00
10/31/2000                                                                20353.00                           12759.00
1/31/2001                                                                 19620.00                           13080.00


----------------------------------------------------
 MFS MID-CAP GROWTH PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURN AS OF 1/31/01
----------------------------------------------------
   1-year                                  23.97%
   Since Inception (4/1/99)                44.28%
----------------------------------------------------

(1)The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with a base value of $135.00 as of December 31, 1986.

               For the 12-month period ending January 31, 2001, the portfolio retuned 23.97%, significantly outpacing the 3.69% return of its benchmark, the Russell 2000 Index.

               For much of the period, we endured a global market correction that began in technology and dragged down the overall market. In the second half of 2000, the downturn was deepened by a string of major disappointments in many of the recent drivers of technology growth.

               Despite this backdrop, however, the portfolio's performance during the period was quite strong. We believe we outperformed because we adhered to our basic strategies: intense research, buying good companies early, and using the market correction to invest in a number of second-chance stocks. We also underweighted our position in technology relative to many mid-cap portfolios and our positions were in firms that held up comparatively well in the correction. Although many of these stocks have not yet positively contributed to performance, we believe we are well positioned for the period ahead.

               In the current environment of lowered earnings expectations, strong research becomes increasingly important in an effort to deliver results for investors. One area where we see great opportunity is in secure Internet infrastructure companies. In our view, issues such as transaction costs, security, and virus protection are huge problems that constantly need to be addressed. Over the past six months, we have been able to add to firms such as CheckFree Corp, RSA Security, and VeriSign at attractive valuations. We also see the energy sector as an appealing area over the next several years because our research indicates that, even if oil and gas prices fall appreciably from current levels, the offshore drillers and services companies in the portfolio may still be able to deliver healthy earnings growth.

                     Past performance is no guarantee of future results.
---------------------
    218

               SUNAMERICA ASSET MANAGEMENT CORP.

               Aggressive Growth Portfolio

[AGGRESSIVE GROWTH PORTFOLIO GRAPH]

                                                                AGGRESSIVE GROWTH PORTFOLIO           RUSSELL 2000 INDEX(1)
                                                                ---------------------------           ---------------------
6/3/1996                                                                  10000.00                           10000.00
11/30/1996                                                                10360.00                            9864.00
11/30/1997                                                                11771.00                           12149.00
11/30/1998                                                                12331.00                           11342.00
1/31/1999                                                                 15534.00                           12205.00
1/31/2000                                                                 24951.00                           14369.00
1/31/2001                                                                 21238.00                           14899.00


---------------------------------------------------
 AGGRESSIVE GROWTH PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
---------------------------------------------------
   1-year                                -14.88%
   Since Inception (6/3/96)               17.52%
---------------------------------------------------

(1)The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with a base value of $135.00 as of December 31, 1986.

               The Aggressive Growth Portfolio was affected by negative overall market sentiment and returned - 14.88% for the period ended January 31, 2001.

               During the annual period, significant changes were made in the portfolio. Throughout the year, the portfolio's overweighted positions in the technology and telecommunications sectors were reduced below the general weight of the market. By the end of November it had become evident that capital spending within these sectors was going to be reduced as many companies began to experience a slowdown from their torrid pace of growth over the last three years. While selling all of our Internet positions early on in the year helped the portfolio's performance, our focus on the mega-growth trend in optical networking took its toll during the end of 2000. Offsetting this area of extreme volatility, the portfolio's positions in healthcare, especially in specialty pharmaceuticals, performed well along with the portfolio's long-held positions in energy.

               At calendar year-end, the portfolio's strategy was to become much more diversified across a wide array of industry groups. We established new positions in consumer cyclical companies ranging from specialty retailers to radio and cable companies. Regional airlines, benefiting from trends in fixed-fee pricing from the majors as well as a transition to all jet-fleet service, have increased visibility and growth in earnings. The portfolio's position in independent power producers and select utilities has benefited from not only the California power crisis, but also from the deregulation trend ahead. Finally, select bank and specialty insurance holdings as well as our pollution control positions have helped to round out the portfolio in the beginning of the year 2001. Our current focus is on consistent, albeit lower growth companies with stable operating margins and attractive valuations in an effort to withstand the rough economic period we are facing in the first months of 2001.

                     Past performance is no guarantee of future results.
                                                           ---------------------

               PUTNAM INVESTMENTS

               International Growth and Income Portfolio

INTERNATIONAL GROWTH AND INCOME PORTFOLIO GRAPH]

                                                                  INTERNATIONAL GROWTH AND
                                                                      INCOME PORTFOLIO                  MSCI EAFE INDEX(1)
                                                                  ------------------------              ------------------
6/2/97                                                                    10000.00                           10000.00
11/30/97                                                                  10410.00                            9586.00
5/31/98                                                                   12436.00                           11141.00
11/30/98                                                                  11407.00                           11195.00
1/31/99                                                                   11813.00                           11607.00
7/31/99                                                                   13816.00                           12480.00
1/31/00                                                                   13938.00                           13878.00
7/31/00                                                                   14824.00                           13639.00
1/31/01                                                                   14488.00                           12744.00


----------------------------------------------------
 INTERNATIONAL GROWTH AND INCOME PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
----------------------------------------------------
   1-year                                   3.95%
   Since Inception (6/2/97)                10.63%
----------------------------------------------------

(1)The Morgan Stanley Capital International Europe, Australia, and Far East
(EAFE) Index represents the foreign stocks of 19 countries in Europe, Australia and the Far East.

               For the 12-month period ending January 31, 2001, the International Growth and Income Portfolio returned 3.95%, significantly outperforming the MSCI EAFE Index, which returned --8.17%. Performance was driven by strong stock selection in technology, consumer cyclicals (automotive, publishing, advertising), communications services, financials (banking and insurance), and consumer staples (beverage). Sector allocation also boosted returns, particularly underweighting our position in the weaker communications services and technology sectors and overweighting our position in utilities. Performance was hampered by weak stock selection in capital goods (electrical equipment) and basic materials (paper-related stocks).

               The 12-month period was marked by extreme volatility as markets moved from record highs through dramatic declines. Early in the period, rising interest rates in the United States and Europe and the problematic economic recovery in Japan combined to push equity markets sharply lower. Slower economic growth, rising interest rates, record-high oil prices, dramatic market rotation away from large-cap growth stocks, and weakening currencies persisted throughout the period. Previously high-flying telecom, media, and technology stocks endured heavy losses.

               Although the pace of economic growth in Continental Europe eased during the year, it remained relatively healthy as robust consumer spending more than negated declining industrial output and euro weakness. Japan demonstrated little evidence of any meaningful restructuring of capital markets or product distribution networks.

                     Past performance is no guarantee of future results.
---------------------
    220

               ALLIANCE CAPITAL MANAGEMENT L.P.

               Global Equities Portfolio

[GLOBAL EQUITIES PORTFOLIO GRAPH]

                                                                 GLOBAL EQUITIES PORTFOLIO             MSCI WORLD INDEX (1)
                                                                 -------------------------             --------------------
2/9/1993                                                                  10000.00                           10000.00
11/30/1993                                                                10990.00                           11497.00
11/30/1994                                                                11755.00                           12610.00
11/30/1995                                                                13574.00                           15006.00
11/30/1996                                                                16046.00                           17891.00
11/30/1997                                                                18180.00                           20218.00
11/30/1998                                                                20968.00                           24348.00
1/31/1999                                                                 23090.00                           26103.00
1/31/2000                                                                 28555.00                           30182.00
1/31/2001                                                                 25903.00                           28414.00


---------------------------------------------------
 GLOBAL EQUITIES PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
---------------------------------------------------
   1-year                                 -9.29%
   5-year                                 12.71%
   Since Inception (2/9/93)               12.67%
---------------------------------------------------

(1)The MSCI World Index is one of the Morgan Stanley Capital International indexes and measures stock market performance in the U.S., Europe, Canada, Australia, New Zealand, the Far East and emerging markets.

               The Global Equities Portfolio return of -9.29% underperformed the MSCI World Index for the period February 1, 2000 through January 31, 2001, largely due to the portfolio's growth orientation. U.S. and Japanese technology stocks, U.S. and European media stocks, and European and Japanese telecommunications stocks all detracted from performance, with Dell, Equant, United Pan-Europe Communications, AT&T-Liberty Media, and Microsoft as negative performers. Strong stock selection within pharmaceutical, consumer services, and financial services issues helped to offset the relative underperformance.

               As of January 31, 2001, the Global Equities Portfolio held 71 stocks across 17 countries, with allocations to its three largest sectors, finance, technology, and healthcare representing 69% of the portfolio. The top ten positions were Tyco, Pfizer, Citigroup, Sanmina, Takeda Chemical, Solectron, Vodafone, Cisco, Schering Plough, and AOL Time Warner.

                     Past performance is no guarantee of future results.
                                                           ---------------------

               MORGAN STANLEY ASSET MANAGEMENT

               International Diversified Equities Portfolio

[INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO GRAPH]

                                                                 INTERNATIONAL DIVERSIFIED
                                                                     EQUITIES PORTFOLIO                MSCI EAFE INDEX (1)
                                                                 -------------------------             -------------------
10/28/1994                                                                10000.00                           10000.00
11/30/1995                                                                10233.00                           10275.00
11/30/1996                                                                11752.00                           11513.00
11/30/1997                                                                12165.00                           11498.00
11/30/1998                                                                14395.00                           13428.00
1/31/1999                                                                 14630.00                           13923.00
1/31/2000                                                                 16949.00                           16647.00
1/31/2001                                                                 14795.00                           15286.00


---------------------------------------------------
 INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
---------------------------------------------------
   1-year                                -12.71%
   5-year                                  5.99%
   Since Inception (10/28/94)              6.45%
---------------------------------------------------

(1)The Morgan Stanley Capital International Europe, Australia, and Far East
(EAFE) Index represents the foreign stocks of 19 countries in Europe, Australia and the Far East.

               The year ended January 2001 was dominated by the sharp rotation in the first quarter of 2000 from growth to value. Overall, global equities were disappointing and marked by high volatility. The -12.71% return of the International Diversified Equity Portfolio underperformed its benchmark for the one-year period.

               The main drivers of performance were the considerable underweight position in the diversified telecom sector and our overweighted allocations to consumer staples, financials and utilities sectors. Our allocation to Japan and Singapore detracted from returns. During the period, we have steadily trimmed our position in Japan and are currently underweighted. We have become less positive on the outlook based upon the continued flow of disappointing economic data and policy news. The disappointing leadership shows no sign of an end and we see limited fiscal and monetary policy options.

               Although Europe will not be immune to a U.S. economic slowdown, it could be a source of relative resilience in an otherwise shaky world. However, the euro, which has provided export growth, is likely to appreciate further and put some downward pressure on corporate margins.

               As of January 31, 2001, we were underweighted in the technology and telecom sectors. These sectors are expensive and we believe that earnings forecasts are still too optimistic. In conclusion, we are defensively positioned and less optimistic than the consensus on the economic outlook.

                     Past performance is no guarantee of future results.
---------------------
    222

               PUTNAM INVESTMENTS

               Emerging Markets Portfolio

[EMERGING MARKETS PORTFOLIO PERFORMANCE GRAPH]

                                                                                                    MSCI EMERGING MARKETS FREE
                                                                 EMERGING MARKETS PORTFOLIO                  INDEX(1)
                                                                 --------------------------         --------------------------
6/2/97                                                                    10000.00                           10000.00
11/30/97                                                                   8030.00                            7725.00
5/31/98                                                                    7647.00                            7171.00
11/30/98                                                                   6275.00                            5994.00
1/31/99                                                                    6287.00                            5812.00
7/31/99                                                                    8430.00                            8038.00
1/31/00                                                                   11120.00                            9890.00
7/31/00                                                                    9371.00                            8581.00
1/31/01                                                                    8132.00                            7762.00


---------------------------------------------------
 EMERGING MARKETS PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
---------------------------------------------------
   1-year                                -26.87%
   Since Inception (6/2/97)               -5.48%
---------------------------------------------------

(1)The Morgan Stanley Capital International (MSCI) Emerging Markets--Free Index is a capitalization-weighted equity index composed of companies that are representative of the market structure of the following countries: Argentina, Brazil, Chile, China, Columbia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Portugal, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, and Venezuela.

               For the 12-month period ending January 31, 2001, the Emerging Markets Portfolio returned --26.87%, underperforming the MSCI Emerging Markets Free Index, which returned --21.52%. Stock selection was the primary detractor from performance during the period while country allocations contributed positive relative results.

               Notable gains due to overweighted market exposure to China, Brazil, and Mexico and underweighted exposure to Greece and Malaysia were more than offset through below-market stock selection in Israel, India, and China. Among sectors, below-market stock selection in the technology and communication services sectors hindered results. Gains from favorable stock selection among capital goods, energy, and financial holdings were offset by less favorable selection among software, telecommunications, and computer stocks.

               Overall, a slowing U.S. economy, rising global interest rates, and widespread declines in the technology sector combined to drag emerging equities sharply lower during the 12-month period. Emerging-market rallies early in the period quickly fizzled as the widening global downdraft extended to virtually all developed and emerging equity markets.

                     Past performance is no guarantee of future results.
                                                           ---------------------
                                                                          223